As filed with the Securities and Exchange Commission on April 29, 2008

Registration Nos. 333-66807

811-09093

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No	☐

Post-Effective Amendment No. 57	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 60	☒

(Check appropriate box or boxes.)

E*TRADE FUNDS

(Exact Name of Registrant as Specified in Charter)

4500 Bohannon Drive, Menlo Park, CA 94025

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (650) 331-6000

Dilia Caballero, Esq.	Jane A. Kanter, Esq.
E*TRADE Financial Corporation	Dechert LLP
671 N. Glebe Road	1775 I Street, N.W.
Arlington, VA 22203	Washington, D.C. 20006

(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to Rule 485(b)

☒	On May 1, 2008 pursuant to Rule 485(b)

☐	60 days after filing pursuant to Rule 485(a)(1)
☐	On [date] pursuant to Rule 485(a)(1)
☐	75 days after filing pursuant to Rule 485(a)(2)
☐	On [ ], 2006 pursuant to Rule 485(a)(2)
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

Dated May 1, 2008

E*TRADE

Delphi Value Fund

This Prospectus concisely sets forth information about E*TRADE Delphi Value Fund ("Fund"), a series of E*TRADE Funds ("Trust"), that an investor needs to know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

An investment in the Fund is not a deposit of E*TRADE Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION ABOUT THE FUND	3

Investment objective	3

Principal investments	3

Investment strategy	3

Principal investment risks	3

Performance	4

Who may want to invest in E*TRADE Delphi Value Fund	6

Fees and expenses	6

FURTHER INFORMATION REGARDING THE FUND'S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	7

FUND MANAGEMENT	8

INVESTMENT AND ACCOUNT POLICIES	10

Pricing of Fund shares	10

Frequent purchases and redemptions of Fund shares	10

How to purchase shares	13

How to exchange/redeem shares	14

Closing sub-minimum accounts	15

Signature guarantees	15

Dividends and other distributions	15

Tax consequences	15

FINANCIAL HIGHLIGHTS	17

FOR MORE INFORMATION	back cover

E*TRADE DELPHI VALUE FUND
2

SUMMARY INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

Long term growth of capital.

The Board of Trustees may change the Fund's investment objective without obtaining the approval of the Fund's shareholders. The Fund might not succeed in achieving its investment objective.

PRINCIPAL INVESTMENTS

■  The Fund invests at least 50% of its assets in equity securities of U.S. companies. The Fund may invest in a mix of large, medium and small capitalization companies. The Fund may invest up to 50% of its assets in securities of foreign issuers, including emerging market issuers.

■  Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, convertible debt securities, trust certificates, partnership interests and equity participations.

INVESTMENT STRATEGY

In selecting stocks for the Fund's portfolio, Delphi Management, Inc. ("Delphi"), the Fund's sub-adviser, follows a strict value discipline evaluating each company on its own merits.

1. Delphi uses a quantitative model to identify attractive companies that have one or more of the following characteristics:

■  At least a 15% return on equity

■  Low debt to equity ratios

■  Sound financial conditions and conservative accounting practices

■  Good businesses with sustainable franchises

Delphi's quantitative model also considers revenues, earnings and free cash flow levels.

2. In addition to the quantitative model, Delphi:

■  Utilizes in-person visits or discussions with company management before investing in a company.

■  Looks for management that is capable and candid about problems and that has a viable strategic plan.

■  Selects for the Fund's portfolio attractive companies that appear to be undervalued by the stock market. The measures of value used by Delphi include price-to-earnings multiples, cash flow multiples and low price-to-liquidation values. These companies may be temporarily out of favor or not closely followed by investors.

■  Does not attempt to "time the market."

The Fund may also lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PRINCIPAL INVESTMENT RISKS

You could lose money on your investment in the Fund or the Fund could perform worse than other possible investments if any of the following occurs:

■  The U.S. or a foreign stock market goes down.

■  The market favors growth stocks over value stocks or favors companies at a particular capitalization level at a time when the Fund does not favor that capitalization level.

■  Prices of the Fund's investments in small-capitalization companies may experience sharper swings in market value because they tend to have limited resources, and these securities can be more difficult to sell than investments in mid- to large-capitalization companies.

■  An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

■  Prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers and may entail greater transaction costs. These risks are more severe for securities of issuers in emerging market countries.

■  Delphi's judgments about the attractiveness, value and potential appreciation of a particular company's stock prove to be incorrect.

■  The Fund may lose money from its lending of Fund portfolio securities because the Fund is unable to recover the loaned securities, the value of the securities or invested collateral declines, or the financial institution that borrows securities from the Fund goes bankrupt or otherwise defaults on its commitment.

PROSPECTUS
3

SUMMARY INFORMATION ABOUT THE FUND

Performance

The bar chart that follows shows how the Fund's performance has varied from year to year. The table below the bar chart shows the Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year and 5 years compare with a broad measure of market performance. The Fund's performance will vary from year to year. The past performance (before and after taxes) reflected below does not necessarily indicate how the Fund will perform in the future.

Pursuant to an agreement and plan of reorganization and redomiciliation, the Fund acquired all of the assets and assumed all of the liabilities of the Delphi Value Fund (the "Predecessor Fund") as of the close of business on November 17, 2006 (the "Reorganization"). In the Reorganization, the Predecessor Fund exchanged all of its assets for shares of the Fund and the Fund became the accounting successor of the Predecessor Fund. As a result, for purposes of this Prospectus when the context requires and unless otherwise specified, all historical information provided with respect to the Fund, including the Fund's performance and financial information, includes the historical information of the Predecessor Fund prior to November 17, 2006.

Delphi, the Fund's investment sub-adviser, also served as the investment sub-adviser of the Predecessor Fund, whose historical performance is reflected below. The historical performance information of the Predecessor Fund has not been restated to reflect any differences in expenses. The Predecessor Fund benefited from an agreement with Kobren Insight Management, Inc. ("KIM"), the Predecessor Fund's investment adviser, to limit the Predecessor Fund's expenses. The Fund benefits from a similar agreement with its current investment adviser, E*TRADE Asset Management, Inc. ("ETAM"). See "Fund Management — Expense Limitation Agreement" (the "Expense Limitation Agreement").

PERFORMANCE CHART

	Retail Class	Institutional Class
Best quarterly returns	17.03% in 2nd quarter 2003	17.13% in 2nd quarter 2003
Worst quarterly returns	(15.02)% in 3rd quarter 2001	(14.87)% in 3rd quarter 2001

E*TRADE DELPHI VALUE FUND
4

SUMMARY INFORMATION ABOUT THE FUND

AVERAGE ANNUAL RETURNS
(FOR THE PERIODS ENDED 12/31/07)

The following table indicates how the Fund's average annual returns for different calendar periods compare to the returns of the Russell Midcap® Value Index. The Russell Midcap® Value Index is an unmanaged stock index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted earnings estimates than those companies found on broader market indices. It is not possible to invest in an index. The performance figures shown below include performance of the Predecessor Fund.

	1 Year	5 Years	Since Inception
E*TRADE Delphi Value Fund - Retail Class			12/23/98
Return before taxes	(2.30)%	12.83%	9.27%
Return after taxes on distributions	(4.79)%	11.64%	8.53%
Return after taxes on distributions and sale of fund shares	1.49%	11.19%	8.12%
E*TRADE Delphi Value Fund - Institutional Class			12/23/98
Return before taxes	(1.98)%	13.16%	9.58%
Russell Midcap® Value Index
(Reflects no deduction for taxes, expenses or fees)	(1.42)%	17.92%	10.76%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

PROSPECTUS
5

SUMMARY INFORMATION ABOUT THE FUND

WHO MAY WANT TO INVEST IN E*TRADE DELPHI VALUE FUND

The Fund may be appropriate for investors:

■  Seeking growth of capital.

■  With a long-term time horizon and no need for current income.

■  Willing to accept stock market risk in exchange for the opportunity to achieve higher long-term returns.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Shareholder Fees (fees paid directly from your investment)	Retail Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.85%[2]	0.85%[2]
Distribution Fees (Rule 12b-1) and/or service fees	0.25%	None
Other Expenses	0.44%	0.39%
Acquired Fund Fees and Expenses (AFFE)[1]	0.02%	0.02%
Total Annual Fund Operating Expenses[2]	1.56%	1.26%

1  AFFE reflect the pro-rata portion of the fees and expenses charged by mutual funds in which the Fund may invest, including money market funds and exchange traded funds.

2  The Fund is a party to a contractual expense limitation agreement pursuant to which ETAM has agreed to waive or reduce its fees and to reimburse certain other expenses so that, on an annualized basis, the net annual fund operating expenses (other than interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, AFFE (as interpreted by the U.S. Securities and Exchange Commission from time to time), annual account maintenance fees that may be collected by the Fund and payable to ETAM for any shareholder account that fails to maintain the required account minimum amount (as specified in this prospectus), and extraordinary fees and expenses not incurred in the ordinary course of a Fund's business) of the retail class and of the institutional class do not exceed 1.75% and 1.50%, respectively, of average daily net assets through at least April 30, 2009. For the year ended December 31, 2007, actual total fund operating expenses for both the retail class and the institutional class of the Fund were below these limitations of 1.75% and 1.50%, respectively. Please see the section of this prospectus titled "Fund Management — Expense Limitation Agreement" for further information regarding the Expense Limitation Agreement. There is no guarantee that the Expense Limitation Agreement (or the fee waiver and/or expense reimbursement by ETAM) will continue after April 30, 2009 or will continue at the currently specified levels of net fund expenses.

Shareholders also may be subject to fees separate from those charged by the Fund, such as account maintenance fees, early redemption fees, telephone transaction fees, low account balance fees, wire transfer fees and other customer service fees that may change from time to time and be imposed by mutual fund networks or broker-dealers through whom Fund shares are held.

This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.

The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Retail Class	Institutional Class
1 year	$158	$128
3 years	$493	$400
5 years	$850	$692
10 years	$1,856	$1,523

E*TRADE DELPHI VALUE FUND
6

FURTHER INFORMATION REGARDING THE FUND'S PRINCIPAL
INVESTMENT STRATEGIES AND RELATED RISKS

DEFENSIVE INVESTING

The Fund may depart from its principal investment strategies by taking temporary defensive positions in debt securities in response to adverse market, economic or political conditions for up to 100% of the portfolio. These securities may be of any maturity or duration and may be issued by the U.S. Government or any of its agencies, foreign governments, supranational entities such as the World Bank and U.S. and foreign companies. Defensive investing may prevent the Fund from achieving its goal of capital growth. The Fund could give up potential gains and minimize losses while defensively invested.

ADDITIONAL INVESTMENTS AND RELATED RISKS

The Fund could lose money or underperform for the reasons listed in the "Principal Investment Risks" section or for the following additional reasons:

■  Interest rate risk - If interest rates go up, bond prices and the value of the Fund's investments in fixed income securities could go down.

■  Credit risk - An issuer of a debt security or OTC derivative contract could default on its obligation to pay principal and interest, or a rating organization could downgrade the credit rating of the issuer.

■  Leverage risk - If the Fund enters into derivative contracts, the Fund may suffer disproportionately heavy losses relative to the amount of its investment. Leverage can magnify the impact of poor investment decisions.

■  Correlation risk - Changes in the value of the Fund's derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities.

■  Liquidity and valuation risks - Securities that were liquid when purchased by the Fund may become temporarily or permanently illiquid and difficult to value, especially in declining markets.

DERIVATIVE CONTRACTS

The Fund may, but is not required to, use derivative contracts for any of the following purposes:

■  To seek to hedge against adverse changes in the market value of securities held by or to be bought for the Fund. These changes may be caused by changing stock market prices or currency exchange rates.

■  As a substitute for purchasing or selling securities or foreign currencies.

■  To shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio.

■  In non-hedging situations, to attempt to profit from anticipated market developments.

A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.

PROSPECTUS
7

FUND MANAGEMENT

INVESTMENT ADVISER

ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a member of the E*TRADE FINANCIAL Corporation ("E*TRADE FINANCIAL") group of companies and is located at 4500 Bohannon Drive, Menlo Park, California 94025. ETAM commenced operating in February 1999. ETAM also provides investment management services for the other funds of the Trust. As of March 31, 2008, ETAM managed approximately $831 million in assets.

Subject to the supervision of the Board of Trustees ("Board") of the Trust, pursuant to its Investment Advisory Agreement with the Fund, ETAM provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund. Pursuant to the Investment Advisory Agreement, the Fund pays ETAM a monthly advisory fee at the annual rate of 0.85% of the Fund's average daily net assets. For the fiscal year ended December 31, 2007, the Fund paid an aggregate advisory fee for services performed by ETAM as a percentage of the average daily net assets equal to 0.85%. As Administrator for the Fund, ETAM will also receive an administrative services fee of 0.15% of the Fund's average daily net assets.

SUB-ADVISER

ETAM has entered into a sub-advisory agreement ("Sub-Advisory Agreement") with Delphi, pursuant to which ETAM has delegated the day-to-day discretionary management of the Fund's assets to Delphi. Delphi is located at 50 Rowes Wharf, Boston, Massachusetts 02110. Delphi served as the Predecessor Fund's investment sub-adviser since its inception in 1999. Subject to the supervision of ETAM and the Board, Delphi makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.

Scott M. Black is the Fund's Portfolio Manager and was the Predecessor Fund's Portfolio Manager since its inception. Mr. Black has been the President and controlling shareholder of Delphi since 1983. Since 1980, Delphi (and its predecessor firm) has limited its management services to institutional investors, including pensions, endowments and high net worth individuals. As of March 31, 2008, Delphi managed approximately $1.42 billion in assets.

The Statement of Additional Information ("SAI") provides additional information about the portfolio manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities in the Fund.

ETAM pays Delphi a monthly sub-advisory fee at the annual rate of 0.50% of the Fund's average daily net assets. The Fund is not responsible for paying Delphi's sub-advisory fee. The Sub-Advisory Agreement may be terminated by the Board. The Board's basis for its approval of the Investment Advisory Agreement and Sub-Advisory Agreement is available in the Fund's annual report dated December 31, 2007.

DISTRIBUTION ARRANGEMENTS

The Fund has adopted a plan under rule 12b-1 for the retail class shares of the Fund. The plan allows the Fund to use part of the Fund's assets (up to 0.25% of its average daily net assets) for the sale and distribution of its shares, including advertising, marketing and other promotional activities. Because these fees are paid out of Fund assets, over time these fees will increase the cost of your investment on an ongoing basis and may cost you more than paying other types of sales charges.

ADMINISTRATOR

ETAM also serves as the Fund's administrator. In this capacity, ETAM is responsible for the business affairs and other administrative matters of the Fund. ETAM is entitled to receive an administrative services fee at an annual rate equal to 0.15% of the average daily net assets of the Fund.

E*TRADE DELPHI VALUE FUND
8

FUND MANAGEMENT

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Fund, ETAM has entered into an Expense Limitation Agreement with the Fund through at least April 30, 2009 ("Expense Limitation Agreement"). Pursuant to this Agreement, ETAM has agreed to waive or reduce its fees and reimburse certain other expenses of the Fund so that the Fund's total annual operating expenses of the retail class and the institutional class of the Fund (other than interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, expenses borne by the Fund as a result of investing in any underlying fund (including but not limited to any exchange-traded fund or money market fund), AFFE (as interpreted by the U.S. Securities and Exchange Commission from time to time), annual account maintenance fees that may be collected by the Trust and payable to ETAM for any shareholder account that fails to maintain the required account minimum amount (as specified in this prospectus), and extraordinary fees and expenses not incurred in the ordinary course of the Fund's business)("Fund Operating Expenses") are limited to 1.75% and 1.50%, respectively, of such classes' average daily net assets through at least April 30, 2009. For the year ended December 31, 2007, actual total operating expenses for both the retail class and the institutional class of the Predecessor Fund were below these limitations of 1.75% and 1.50%, respectively.

There is no guarantee that the Expense Limitation Agreement will continue after April 30, 2009. For example, ETAM may determine to discontinue the Expense Limitation Agreement for the Fund if the Fund's assets do not increase significantly by April 30, 2009. Pursuant to the Expense Limitation Agreement, if ETAM were in the future to waive or limit its fees or to assume expenses of the Fund, the Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratios of the retail class and the institutional class of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless (1) Fund Operating Expenses of each class is less than the applicable percentage stated above and (2) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (1) all fees previously waived or reduced by ETAM, if any, and (2) all other payments, if any, previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. In addition, by clicking on "E*TRADE Delphi Value Fund" and then "Prospectuses and Reports" and then "E*TRADE Delphi Value Portfolio" on the Fund's website (www.kobren.com/funds), you may obtain a full listing of the Fund's portfolio as of the most recent month end. Such information is generally made available 30 days after month end. Once posted, the above information will remain available on the website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current. The Fund may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders.

PROSPECTUS
9

INVESTMENT AND ACCOUNT POLICIES

The Fund calculates its NAV every business day.

PRICING OF FUND SHARES

The price of a share of a class of the Fund is based on the net asset value ("NAV") per share of that class. The Fund calculates the NAV for each class at the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open for regular trading. The Fund's NAV will not be calculated on the days on which the NYSE is closed for regular trading, such as on regular national holidays. If the NYSE closes early, the time for calculating NAV and the deadlines for share transactions will be accelerated to the earlier closing times.

The Fund's portfolio securities are valued on the basis of either market quotations or official closing prices or, if market quotations or official closing prices are not readily available or are determined not to accurately reflect the current value of the securities, or at fair value, as determined in good faith under procedures established by the Board, which may include the use of pricing services. Fair value means estimating a security's value at other than the market quotation when a security's official closing price or market quotation is not available or considered unreliable. Fair value pricing may cause the price used by the Fund to be different than other funds' pricing derived from market quotations and different than the value realized upon such security's sale.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is not intended to serve as a vehicle for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of Fund shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of Fund shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that are associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance.

The Board of Trustees has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of Fund shares, to the extent deemed reasonable and practicable. For purposes of these procedures, a "market timer" is defined as an investor who makes two round trips (a purchase and redemption) of more than $10,000 within a sixty (60) day period. If an investor is determined to be a market timer, the Fund may (1) impose trading restrictions on the accounts of such investor as described in the procedures, (2) refuse to open any new account for such investor, or (3) refuse to accept new purchases from such an investor, provided ETAM believes that trades by such an investor would be potentially harmful to the shareholders of the Fund.

Pursuant to the requirements of Rule 22c-2 under the 1940 Act, the E*TRADE Funds or its principal underwriter have entered into agreements with (1) any broker, dealer, bank or other entity holding Fund shares in nominee name; (2) administrators or trustees of 401(k) plans that maintain an omnibus account with the Fund for trading on behalf of its clients or customers; and (3) any other financial intermediaries as mandated by Rule 22c-2 (collectively, "Financial Intermediaries"). The agreements require the Financial Intermediaries to provide information to the Fund upon request about shareholders and to execute instructions to restrict or prohibit transactions by shareholders identified by the Fund as having violated the Fund's policies and procedures to prevent short-term trading.

E*TRADE DELPHI VALUE FUND
10

INVESTMENT AND ACCOUNT POLICIES

The Fund may suspend or terminate any or all exchange privileges, or terminate or suspend telephone and/or internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices.

To the extent the Fund is able to identify market timing or excessive trading in Fund accounts, the Fund will use its reasonable best efforts to uniformly apply its policies and procedures. However, there is no guarantee that this goal will be achieved. The Fund's market timing policy applies to all investors, whether investing directly in the Fund or investing indirectly through Financial Intermediaries. Individual trades in omnibus accounts are often not disclosed to the Fund, so the Trust or its principal underwriter has entered into agreements with their Financial Intermediaries to obtain necessary information and assistance with monitoring for trading activity. The Fund must rely on Financial Intermediaries to provide information upon request and execute instructions form the Fund to enforce its policies, even though the Financial Intermediaries' excessive trading policies may differ from those of the Fund. Financial Intermediaries may have difficulty enforcing policies and/or obtaining necessary information particularly with indirect or second tier financial intermediaries. The Fund has the right to terminate transactions in Fund shares with Financial Intermediaries in these instances. Finally, it is important to recognize that "market timing" and "excessive trading" are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Fund to be excessive or market timing could be interpreted differently by others and vice versa.

VERIFICATION OF IDENTITY

Federal law prohibits the Fund and other financial institutions from opening a new account unless they obtain, verify and record the following identifying information: name; residential or business street address; date of birth (for individuals); and social security number, taxpayer identification number or other identifying numbers. You may also be asked to provide additional identifying information (e.g., a copy of your driver's license, passport or other identifying documents in order to verify your identity). Additional information may be required to open accounts for corporations and other entities. After accounts are opened, to the extent permitted by applicable law or its customer identification policies and procedures, the Fund reserves the right (a) to place limits on transactions in any account until your identity is verified; or (b) to refuse an investment in the Fund or to involuntarily redeem your shares and close an account in the event that your identity is not verified. The Fund and its agents will not be responsible for any loss in an account with the Fund resulting from your delay in providing all required identifying information or from closing an account and redeeming your shares when your identity cannot be verified.

TELEPHONE TRANSACTIONS

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its distributors may employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

HOW TO BUY, SELL AND EXCHANGE SHARES

Individuals, institutions, companies and authorized fiduciaries may buy shares of the Fund without a sales charge at its NAV next calculated after the order has been received in proper form.

CHOOSING A SHARE CLASS

The Fund offers two share classes, each with its own expense structure. The retail class has a 12b-1, or marketing fee. The fee allows the Fund to pay for certain activities and expenses intended primarily to result in the sale of the retail class shares of the Fund. The institutional class, available only to qualified investors, does not have a marketing fee, but has substantial initial and ongoing minimum investment levels.

PROSPECTUS
11

INVESTMENT AND ACCOUNT POLICIES

MINIMUM INITIAL INVESTMENT REQUIREMENTS

TYPE OF ACCOUNT	RETAIL	INSTITUTIONAL
Regular accounts	$2,500	$1 million
IRAs (traditional and Roth)	$2,000	N/A
Through Fund networks (see page 13)	$2,500	$1 million

Fund officers have discretion to waive or reduce any of the minimum investment requirements.

Subsequent Investments: There is a $250 minimum for subsequent investments in the retail class ($100 if through an Automatic Investment Plan, see below for more details), and no minimum for institutional class).

Both traditional IRAs and Roth IRAs are offered directly through the Fund. The following retirement plans are available through the mutual fund networks listed on page 13.

■  Retirement plans for self-employed individuals.

■  SEP and SARSEP plans for corporations.

■  Qualified pension and profit-sharing plans for employees, including 401(k) plans and 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations.

Institutional Class: The minimum investment requirement for the institutional class is $1 million. For investors purchasing through registered investment advisers, institutions such as trusts or foundations or other qualified investors purchasing through an omnibus account, shareholder purchases may be aggregated to meet this minimum. The minimum does not apply to clients of Delphi and its affiliates and employees of Delphi and their immediate families, the Board and the board of trustees of the Predecessor Funds.

Retail and Institutional Classes: You can request prospectuses, sales literature and applications from the Fund's distributor, E*TRADE Securities, LLC, at the address and telephone number listed on the back cover of this prospectus. The Fund and its distributor may reject or cancel all or part of an order to buy or exchange fund shares for any reason. The Fund may be closed to new investors, temporarily or permanently, without advance notice to investors.

The Fund currently imposes no fee for wire and Automated Clearing House (ACH) transfers of purchase payments and redemption proceeds. However, the Fund's custodian may charge a fee in the future.

E*TRADE DELPHI VALUE FUND
12

INVESTMENT AND ACCOUNT POLICIES

METHOD OF PURCHASE	PURCHASE PROCEDURES
By Check	OPEN AN ACCOUNT	■ To open an account and make an initial investment in retail class shares, send a check in an amount no less than $2,500 ($2,000 for IRAs) and a completed account application to the address shown below. The initial minimum investment in institutional class shares is $1 million.
■ An account application is included with this prospectus.

ADD TO AN ACCOUNT	■ Send a check ($250 minimum for retail class shares; no minimum for institutional class shares) with your account name and number to permit proper crediting. You can use the deposit slip attached to the bottom of all account statements.
■ If you are adding to an IRA account, please note the contribution year.

ALL PURCHASES	■ Your checks must be drawn on a U.S. bank or savings institution and should be made payable to E*TRADE Delphi Value Fund.
■ If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses to the Fund, its distributor or its transfer agent.

By Wire	OPEN AN ACCOUNT	■ To purchase shares by wire, call customer service for instructions at the number shown below.
■ Be prepared to give the name in which the account will be opened, the address, telephone number and taxpayer identification number for the account and the name of the bank that will wire the purchase payment.
■ You will be assigned a new account number. You should write this number on, and complete, an account application, which must be sent promptly to the address shown below.
■ Your purchase order will not take effect until both the wire and the purchase order are received by the Fund.
■ You will be able to redeem shares of the Fund, but not receive the proceeds, before the Fund has received your completed account application form. Also, if a signed application form is not received within 60 days, your account will be subject to backup tax withholding.

ADD TO AN ACCOUNT	■ When you purchase more shares by wire, provide the Fund name, account name and account number to permit proper crediting.
■ To receive timely credit, you must call and tell customer service that your bank is sending a wire.

By Automated Clearing House Transfer (ACH)	■ If you want to purchase shares for non-retirement accounts via electronic funds transfer, check this option in section 5 of your account application.
■ Call customer service before 4:00 p.m. Eastern time.

By Automatic Investment Plan	■ After your initial investment, you can make automatic monthly, quarterly or annual purchases (on the day you choose in advance) of $100 or more.
■ To use this plan, complete sections 5 and 6 of the application. You can change the purchase amount or terminate the plan at any time by notifying the Fund in writing.

Through Broker-Dealers and Fund Networks	■ Contact your broker or dealer to find out about its procedures for processing orders to purchase fund shares. Purchase orders received by your broker or dealer or its authorized agent prior to the time at which the Fund calculates its NAV (generally 4:00 p.m. Eastern time) on any business day receive that day's NAV. Your broker or dealer is responsible for promptly transmitting properly completed orders to the Fund's transfer agent.
■ As of the date of this prospectus, the Fund's retail class may also be purchased with no transaction fee through the following fund networks (a transaction fee applies to institutional class purchases) subject to the policies of such networks and any other fees disclosed to customers by such networks:

	• E*TRADE Securities, LLC • Fidelity Investments • Charles Schwab & Co., Inc. • TD Waterhouse Securities	800-387-2331 800-544-6666 800-435-4000 800-934-4448	www.etrade.com www.fidelity.com www.schwab.com www.tdsecurities.com

Send mail to:	E*TRADE Securities LLC	Call:	Customer Service: toll-free at 800-895-9936

	P.O. Box 9830, Providence, RI 02940		Business Days: 9 a.m. – 8 p.m. Eastern time

PROSPECTUS
13

INVESTMENT AND ACCOUNT POLICIES

METHOD OF EXCHANGE	EXCHANGE PROCEDURES
All Exchanges	■ You may exchange shares of the retail class of the Fund for shares of any other E*TRADE Fund at the NAV of the Fund next determined after receipt of your exchange request.
■ Exchanges must meet the applicable minimum initial investment requirements for the applicable Fund.
■ To protect other shareholders of the Fund, the Fund may cancel the exchange privileges of any person that, in the opinion of the Fund, is using market timing strategies or making more than four exchanges per owner or controlling person per calendar year. The Fund will cancel the exchange privileges of any investor who, in the opinion of the Fund, is using market timing strategies or makes more than two redemptions out of the Fund of $10,000 or more within 60 days of a purchase, including an exchange. The Fund may also close the accounts of shareholders whose exchange privilege has been cancelled. Please see "Frequent Purchases and Redemptions of Fund Shares" on page 10 for more details.
■ The Board may change or terminate the exchange privilege on 60 days' prior notice to shareholders.

By Mail	■ Send a written exchange request to the address shown below.
■ Your request must state the number of shares or dollar amount to be exchanged, both funds' names and the applicable account numbers for both funds.
■ The request must be signed exactly as your name appears on the account registration.

By Telephone	■ Call customer service at the toll-free number shown below.
■ If you are unable to execute a telephone exchange (for example during times of unusual market activity), you should consider requesting an exchange by mail.

METHOD OF REDEMPTION	REDEMPTION PROCEDURES
By Mail	■ You may redeem shares of the Fund by sending a written redemption request to the Fund at the address shown below.
■ Your request must state the number of shares or dollar amount to be redeemed and the applicable account number.
■ The request must be signed exactly as your name appears on the account registration.
■ If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by one of the eligible medallion programs listed under "Signature Guarantees" on page 15. Shareholders that are corporations, partnerships, trusts, estates or other organizations may be required to provide documents evidencing that a request to redeem shares or change a designated bank or brokerage account has been properly authorized.
■ If you want redemption proceeds deposited directly through an ACH transfer in the bank account or brokerage account designated on your account application, you should specify this in your written redemption request. Call customer service for more information about ACH transfers.

By Telephone	■ To redeem by telephone, call customer service at the number shown below.
■ You can request that redemption proceeds be deposited directly through an ACH transfer in the bank account or brokerage account designated on your account application.

Through Broker-Dealers and Fund Networks	■ Contact your broker or dealer to find out about its procedures for processing orders to redeem fund shares. Redemption orders received by your broker or dealer or its authorized designee prior to the time at which the Fund calculates its NAV (generally 4:00 p.m. Eastern time) on any business day receive that day's NAV. Your broker or dealer is responsible for promptly transmitting properly completed orders to the Fund's transfer agent and may charge a transaction fee for this service.

Systematic Withdrawal Plan	■ If shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly, quarterly or annual payments in a specified amount. There is no charge for this service.
■ Call customer service at the number shown below for more information.

Send mail to:	E*TRADE Securities, LLC	Call:	Customer Service: toll-free at 800-895-9936

	P.O. Box 9830, Providence, RI 02940		Business Days: 9 a.m. – 8 p.m. Eastern time

E*TRADE DELPHI VALUE FUND
14

INVESTMENT AND ACCOUNT POLICIES

You may redeem shares of the Fund on any business day at the NAV next calculated after the receipt of your redemption request in proper form.

The Fund declares and pays dividends according to the schedule below.

REDEEMING FUND SHARES

Redemption proceeds are usually sent on the business day after the effective date of a redemption. However, the payment of redemption proceeds for shares purchased by check will be delayed until after the check has cleared, which may take up to 15 days. The right of redemption may be suspended during any period in which: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed, other than weekends and holidays; (2) the SEC has permitted such suspension by order; or (3) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.

Redemption proceeds are paid by wire or, at your request, ACH transfer to the bank or brokerage account designated on your account application. If you have not designated an account or if it is impossible or impractical to wire redemption proceeds, they will be sent by mail to your record address. You may change your designated account by sending to the address on the previous page a written request or supplemental telephone redemption authorization form (available from customer service) that has been signature guaranteed by an eligible medallion program listed under "Signature Guarantees" below.

The Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partially by a distribution in-kind of securities. If a redemption is made in-kind, the redeeming shareholder would bear any transaction costs incurred in selling the securities received.

CLOSING SUB-MINIMUM ACCOUNTS

The Fund may close your retail class account if, for reasons other than market losses, the value of your shares falls below $1,000, or any other minimum set by the Fund's Trustees. The Fund may convert your institutional class shares to retail class shares if the value of your account as a result of share redemptions falls below $250,000. After the Fund notifies you of its intention to close your retail class account or convert your institutional shares, you will have 60 days to bring the account back to the minimum level.

SIGNATURE GUARANTEES

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to pay dividends from net investment income and distribute capital gains, if any, annually.

You should generally avoid investing in the Fund shortly before an expected dividend or distribution. Otherwise, you may pay taxes on dividends or distributions that are economically equivalent to a partial return of your investment.

TAX CONSEQUENCES

The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's SAI for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

PROSPECTUS
15

INVESTMENT AND ACCOUNT POLICIES

The Fund generally will not need to pay income tax on amounts it distributes to shareholders, although shareholders will generally be taxed on distributions they receive, depending on their tax status.

The Fund will distribute substantially all of its income and gains to its shareholders every year. If a Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

You generally will be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. If the Fund designates a dividend as a capital gain distribution, (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than one year), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and certain qualifying dividends on corporate stock. In the absence of further legislation, these rate reductions are currently scheduled to expire for tax years beginning after December 31, 2010. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

■  Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

■  Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

■  A shareholder will also have to satisfy a more day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

■  Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

If you invest through a tax-deferred retirement account, such as an IRA, you generally will not need to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange or sale. You generally will have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you hold them. For example, if you sold at a gain Fund shares that you had held for more than one year as a capital asset, then your gain would be taxed at the long-term capital gains tax rate. Various limitations may apply that could restrict the ability to deduct capital losses on any disposition of shares.

The Fund will send you a tax report each year that will describe the tax aspects of the dividends you received.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (28% for 2008) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service ("IRS") that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

E*TRADE DELPHI VALUE FUND
16

FINANCIAL HIGHLIGHTS

E*TRADE DELPHI VALUE FUND

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years, including when it was the Predecessor Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). For the fiscal years ended on or after December 31, 2005, the information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Annual Report is available upon request and without charge. The information for annual periods ended on or before December 31, 2004 has been audited by the Fund's former independent registered public accounting firm. The reports expressed an unqualified opinion.

The information presented in the tables below reflects the financial and performance history of the Fund and the Predecessor Fund.

	RETAIL CLASS SHARES
	For the Year Ended
	12/31/2007	12/31/2006	12/31/2005(2)	12/31/2004(2)	12/31/2003(2)
NET ASSET VALUE, BEGINNING OF PERIOD	$18.46	$17.32	$17.23	$15.79	$11.91
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.26	0.04	0.02	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.67)	3.02	1.12	2.04	3.91
TOTAL FROM INVESTMENT OPERATIONS	(0.41)	3.06	1.14	1.99	3.88
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.30)	(0.04)	(0.03)	—	—
Net realized gains on investments	(2.59)	(1.88)	(1.02)	(0.55)	—
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(2.89)	(1.92)	(1.05)	(0.55)	—
NET ASSET VALUE, END OF PERIOD	$15.16	$18.46	$17.32	$17.23	$15.79
TOTAL RETURN (1)	(2.30)%	17.65%	6.66%	12.52%	32.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$47,352	$57,271	$65,959	$65,446	$61,197
Ratio of net expenses to average net assets (3)	1.54%	1.54%	1.57%	1.58%	1.64%
Ratio of net investment income average net assets	1.23%	0.22%	0.13%	(0.28)%	(0.21)%
Portfolio turnover rate	29%	28%	22%	31%	22%

(1) Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(2) Returns prior to November 17, 2006 are attributable to the Predecessor Fund.

(3) There were no fees waived or expenses reimbursed on the Fund.

PROSPECTUS
17

FINANCIAL HIGHLIGHTS

	INSTITUTIONAL CLASS SHARES
	For the Year Ended
	12/31/2007	12/31/2006	12/31/2005(2)	12/31/2004(2)	12/31/2003(2)
NET ASSET VALUE, BEGINNING OF PERIOD	$18.80	$17.61	$17.49	$15.98	$12.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income	0.32	0.10	0.07	—	0.01
Net realized and unrealized gain (loss) on investments	(0.68)	3.07	1.15	2.06	3.95
TOTAL FROM INVESTMENT OPERATIONS	(0.36)	3.17	1.22	2.06	3.96
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.36)	(0.10)	(0.08)	—	—
Net realized gains on investments	(2.59)	(1.88)	(1.02)	(0.55)	—
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(2.95)	(1.98)	(1.10)	(0.55)	—
NET ASSET VALUE, END OF PERIOD	$15.49	$18.80	$17.61	$17.49	$15.98
TOTAL RETURN (1)	(1.98)%	17.94%	6.97%	12.87%	32.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$71,392	$83,948	$58,561	$55,390	$45,179
Ratio of net expenses to average net assets (3)	1.24%	1.25%	1.28%	1.28%	1.35%
Ratio of net investment income to average net assets	1.53%	0.51%	0.42%	0.02%	0.08%
Portfolio turnover rate	29%	28%	22%	31%	22%

(1) Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(2) Returns prior to November 17, 2006 are attributable to the Predecessor Fund.

(3) There were no fees waived or expenses reimbursed on the Fund.

E*TRADE DELPHI VALUE FUND
18

INVESTMENT ADVISER	E*TRADE Asset Management, Inc. 4500 Bohannon Drive Menlo Park, California 94025 Toll-free: 800-895-9936

ADMINISTRATOR	E*TRADE Asset Management, Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Tait, Weller & Baker LLP

TRANSFER AGENT	PFPC Inc. Toll-free: 800-895-9936

DISTRIBUTOR	E*TRADE Securities LLC P.O. Box 9830 Providence, RI 02940 800-895-9936

CUSTODIAN	PFPC Trust Company

FOR MORE INFORMATION

For individuals who want more information about E*TRADE Delphi Value Fund, the following documents are available free upon request:

Annual/Semiannual Reports

Additional information about the Fund's investments (including when the Fund operated as the Predecessor Fund) is available in the Fund's annual and semiannual reports to shareholders. Both reports contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund. The SAI is legally part of the prospectus and is incorporated into this prospectus by reference.

Contacting the Principal Distributor

The Fund's most recent annual and semiannual reports are available, without charge, on the Fund's website at www.etrade.com. Information on this website is not incorporated by reference into this Prospectus unless specifically noted. Investors may request other information and discuss questions about the Fund by contacting the Fund's principal distributor at:

Address:	E*TRADE Securities LLC

P.O. Box 9830

Providence, RI 02940

Telephone:	(800) 895-9936

E-mail:	delphivalue@etrade.com

Internet:	www.etrade.com

Contacting the Securities and Exchange Commission

Further information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You may call 1-202-551-8090 for information about the operations of the Public Reference Room. Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet sit at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-01012.

Investment Company Act File No: 811-09093

PROSPECTUS

Dated May 1, 2008

E*TRADE

Kobren Growth Fund

This Prospectus concisely sets forth information about E*TRADE Kobren Growth Fund ("Fund"), a series of E*TRADE Funds ("Trust"), that an investor needs to know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

An investment in the Fund is not a deposit of E*TRADE Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION ABOUT THE FUND	3

Investment objective	3

Principal investments	3

Investment strategy	3

Principal investment risks	4

Performance	5

Who may want to invest in E*TRADE Kobren Growth Fund	6

Fees and expenses	7

FURTHER INFORMATION REGARDING THE FUND'S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	8

FUND MANAGEMENT	10

INVESTMENT AND ACCOUNT POLICIES	13

Pricing of fund shares	13

Frequent purchases and redemptions of Fund shares	13

How to purchase shares	16

How to exchange/redeem shares	17

Closing sub-minimum accounts	18

Signature guarantees	18

Dividends and other distributions	19

Tax consequences	19

FINANCIAL HIGHLIGHTS	20

FOR MORE INFORMATION	back cover

E*TRADE KOBREN GROWTH FUND
2

SUMMARY INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

Long-term growth of capital primarily through capital appreciation and (secondarily) through income. Additionally, the goal of the Fund is to exhibit a "volatility" level over a full market cycle at or below that of the Standard & Poor's Composite Stock Price Index ("S&P 500 Index"). A full market cycle is the market's peak to its trough and back to a market peak.

The Board of Trustees may change the Fund's investment objective without obtaining the approval of the Fund's shareholders. The Fund might not succeed in achieving its investment objective.

PRINCIPAL INVESTMENTS

■  The Fund invests at least 65% of its assets in equity funds (underlying funds).

■  The Fund invests up to 35% of its assets in underlying funds that are fixed income funds or exchange-traded funds and direct investments in stocks, bonds and other permitted investments.

The Fund and the underlying funds in its portfolio may invest in equity securities of any market capitalization of U.S. and foreign companies, including emerging market issuers. These securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, convertible debt securities, trust certificates, partnership interests and equity participations. The Fund and the underlying funds in its portfolio may invest in fixed income securities of any maturity or duration. These securities may be issued by the U.S. government or any of its agencies, foreign governments, supranational entities such as the World Bank, and U.S. and foreign companies, including emerging market issuers.

The Fund's investments in fixed income securities and fixed income funds may be of any credit quality and may have all types of interest rate payment and reset terms. Fixed income securities may include mortgage-backed, asset-backed and derivative securities, as well as junk bonds. Junk bonds involve more credit risk and interest rate risk than investment grade bonds.

  INVESTMENT STRATEGY

1. ASSET ALLOCATION — Kobren Insight Management, Inc. ("KIM"), the Fund's investment sub-adviser, begins its asset allocation process with a fundamental analysis of the economy and investment markets in the U.S. and foreign countries. In deciding what percentage of the Fund's assets should be allocated to U.S. stocks, foreign stocks, U.S. bonds, foreign bonds and cash equivalents, KIM focuses on a variety of factors, including one or more of the following:

■  Economic factors such as interest rates

■  The outlook for corporate earnings

■  Current stock valuations (e.g., price to earnings and price to book ratios)

■  Investor sentiment

■  Supply and demand for various asset classes

2. INVESTMENT STYLES — Next, KIM determines the percentage of the Fund's portfolio that will be invested in funds that invest in equity securities, which may be allocated to one or more equity styles. When referring to equity style, a distinction is made between value and growth stocks and an additional distinction is made between large, mid and small cap stocks. In allocating among equity styles, KIM reviews earnings outlook for each style with the style's current valuation in relation to historical norms and other styles. Please note that specialized international equity funds concentrate their investments in particular regions or countries or may concentrate in emerging markets.

3. FUND SELECTION — KIM looks for funds having an investment process that appears to offer the highest return potential given the fund's style, size and sector exposures. KIM analyzes fund managers using both quantitative and qualitative analysis. Quantitative analysis includes portfolio holdings- and return-based attribution analysis (i.e., understanding how an underlying fund's past performance was generated). Qualitative analysis involves regular interaction with the managers of current and potential underlying mutual funds.

In addition to individual fund analysis, KIM examines how funds would complement each other in order to build a portfolio of funds with KIM's desired risk characteristics and sector/style exposures. In this regard, KIM examines an underlying fund's risk characteristics relative to the S&P 500 Index in determining whether an underlying fund would be an appropriate investment for the Fund.

PROSPECTUS
3

SUMMARY INFORMATION ABOUT THE FUND

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PRINCIPAL INVESTMENT RISKS

You could lose money on your investment in the Fund or the Fund could perform worse than other possible investments if any of the following occurs:

■  The U.S. or a foreign stock market goes down.

■  An adverse event, such as an unfavorable earnings report or credit downgrade, depresses the value of a particular issuer's stocks or bonds that are held by the Fund or an underlying fund.

■  KIM's judgments about the attractiveness and risk-adjusted return potential of particular asset classes, investment styles, industries, underlying funds or other issuers prove to be wrong.

■  Prices of the Fund's or an underlying fund's investments in small-capitalization companies may experience sharper swings in market values because they tend to have limited resources, and these securities can be more difficult to sell than investments in mid- to large-capitalization companies.

■  Prices of the Fund's or an underlying fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers and may entail greater transaction costs. These risks are more severe for securities of issuers in emerging market countries.

■  An issuer of a debt security or over-the-counter ("OTC") derivative contract could default on its obligation to pay principal and interest, or a rating organization could downgrade the credit rating of the issuer. Junk bonds involve more credit risk than higher quality debt securities.

■  Interest rates go up, which could make bond prices and the value of the Fund's or an underlying fund's investments in fixed income securities go down. Interest rate changes will impact lower quality bonds in different ways depending on credit ratings. Bonds rated BB or the equivalent and higher are more sensitive to prevailing interest rates than lower rated bonds. For bonds rated B or the equivalent and below, credit risk is more significant than interest rate risk.

■  The issuer of a debt security may exercise its right when interest rates are falling to prepay (or "call") principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Prepayments will also depress the value of interest-only securities. Corporate bonds, mortgage-backed securities and asset-backed securities are especially susceptible to prepayment risk.

■  The issuer of a debt security may prepay principal more slowly than expected when interest rates are rising. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. Mortgage-backed securities and asset-backed securities are especially susceptible to extension risk.

Special risks of
investing in other mutual funds

The Fund's practice of investing primarily in other mutual funds presents special risks.

■  You will bear not just your proportionate share of the Fund's operating expenses, but also, indirectly, the operating expenses of the underlying funds, which underlying fund expense ratios (total annual fund operating expenses and transaction fees) are expected to range from 0.14% to 1.45%.

■  One underlying fund may be buying the same securities that another underlying fund is selling. You would indirectly bear the costs of these transactions without accomplishing any investment purpose.

■  You may receive higher taxable capital gains distributions than if you invested directly in the underlying funds.

■  Because of regulatory restrictions, the Fund's ability to invest in an attractive underlying fund may be limited to the extent that the underlying fund's shares are already held by KIM or its affiliates.

■  The Fund's investments in exchange-traded funds have certain risks such as their shares trading at a premium or a discount to their net asset value, the absence of an active trading market for their shares, or the halting of trading of an exchange-traded funds' shares due to listing exchange decision, delisting from the exchange or activation of market-wide "circuit breakers" halting stock trading generally.

E*TRADE KOBREN GROWTH FUND
4

SUMMARY INFORMATION ABOUT THE FUND

Performance

The bar chart that follows shows how the Fund's performance has varied from year to year. The table below the bar chart shows the Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1-, 5- and 10- year periods compare with a broad measure of market performance. The Fund's performance will vary from year to year. The past performance (before and after taxes) reflected below does not necessarily indicate how the Fund will perform in the future.

Pursuant to an agreement and plan of reorganization and redomiciliation, the Fund acquired all of the assets and assumed all of the liabilities of the Kobren Growth Fund (the "Predecessor Fund") as of the close of business on November 17, 2006 (the "Reorganization"). In the Reorganization, the Predecessor Fund exchanged all of its assets for shares of the Fund and the Fund became the accounting successor of the Predecessor Fund. As a result, for purposes of this Prospectus when the context requires and unless otherwise specified, all historical information provided with respect to the Fund, including the Fund's performance and financial information, includes the historical information of the Predecessor Fund prior to November 17, 2006. The historical performance information of the Predecessor Fund has not been restated to reflect any differences in expenses. The Predecessor Fund benefited from an agreement with KIM, the Fund's investment sub-adviser and the Predecessor Fund's investment adviser, to limit the Predecessor Fund's expenses. The Fund benefits from a similar agreement with its current investment adviser, E*TRADE Asset Management, Inc. ("ETAM") (the "Expense Limitation Agreement"). See "Fund Management — Expense Limitation Agreement." The Fund's performance would have been lower in the absence of such agreement.

PERFORMANCE CHART

Best quarterly return	20.48% in 4th quarter 1999
Worst quarterly return	(15.33)% in 3rd quarter 2001

PROSPECTUS
5

SUMMARY INFORMATION ABOUT THE FUND

More about past performance

AVERAGE ANNUAL RETURNS
(FOR THE PERIODS ENDED 12/31/07)

The following table indicates how the Fund's average annual returns for different calendar periods compare to the returns of the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 widely traded industrial, transportation, financial and public utility stocks. It is not possible to invest in an index.

	1 Year	5 Years	10 Years
E*TRADE Kobren Growth Fund
Return before taxes	6.24%	13.15%	7.13%
Return after taxes on distributions	4.90%	12.20%	6.18%
Return after taxes on distributions and sale of fund shares	5.43%	11.34%	5.93%
S&P 500 Index
(Reflects no deduction for taxes, expenses or fees)	5.49%	12.82%	5.91%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

WHO MAY WANT TO INVEST IN E*TRADE KOBREN GROWTH FUND

■  Investors seeking growth of capital and a volatility level at or below that of the S&P 500 Index.

■  Investors with a minimum ten-year time horizon and no need for current income.

E*TRADE KOBREN GROWTH FUND
6

SUMMARY INFORMATION ABOUT THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of redemption proceeds)	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees[1]	0.60%
Distribution Fees (Rule 12b-1) and/or service fees	None
Other Expenses	0.47%
Acquired Fund Fees and Expenses ("AFFE")[2]	0.81%
Total Annual Fund Operating Expenses	1.88%
Less Fee Waiver and/or Expense Reimbursement[3]	(0.09)%
Net Fund Expenses (including AFFE)[3]	1.79%
Net Fund Expenses (excluding AFFE)[3]	0.98%

1  Pursuant to the Investment Advisory Agreement, ETAM has agreed to apply any Rule 12b-1 payments, service fees, or revenue sharing payments received by ETAM or its affiliates with respect to shares of any underlying Fund held by the Fund against the advisory fees owed to ETAM. Application of these payments is made in addition to any fee waiver and/or expense reimbursement received by the Fund under the Expense Limitation Agreement described below.

2  AFFE reflect the pro-rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest, including money market funds and ETFs.

3  The Fee Waiver and/or Expense Reimbursement reflects a contractual Expense Limitation Agreement between ETAM and the Fund to waive or reduce fees or to reimburse other expenses of the Fund so that, on an annualized basis, the Net Fund Expenses (other than interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, AFFE (as interpreted by the U.S. Securities and Exchange Commission from time to time), annual account maintenance fees that may be collected by the Fund and payable to ETAM for any shareholder account that fails to maintain the required account minimum amount (as specified in this prospectus), and extraordinary fees and expenses not incurred in the ordinary course of the Fund's business) do not exceed 1.00% of average daily net assets through at least April 30, 2009. There is no guarantee that the Expense Limitation Agreement (or the Fee Waiver and/or Expense Reimbursement by ETAM) will continue after that date or will continue at the currently specified level. For example, ETAM may determine to discontinue the Expense Limitation Agreement if the Fund's assets do not increase significantly by April 30, 2009. As described in the section of this Prospectus titled "Fund Management — Expense Limitation Agreement," the Fund (at a later date) may reimburse ETAM for the fees it waived or reduced and other expenses reimbursed by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the Net Fund Expenses (excluding AFFE) of the Fund to exceed 1.00% and the Board of Trustees has approved in advance such reimbursement payment to ETAM. In addition, pursuant to the Investment Advisory Agreement, ETAM has agreed to apply any Rule 12b-1 payments, service fees, or revenue sharing payments received by ETAM or its affiliates with respect to shares of any underlying fund held by the Fund against the advisory fees owed to ETAM. Application of these payments is made in addition to any fee waiver and/or expense reimbursement received by the Fund under the Expense Limitation Agreement.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Shareholders also may be subject to fees separate from those charged by the Fund, such as account maintenance fees, early redemption fees, telephone transaction fees, low account balance fees, wire transfer fees and other customer service fees that may change from time to time and be imposed by fund networks or broker-dealers through whom Fund shares are held.

This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.

The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the Expense Limitation Agreement for the 1- year period and the first year of the 3-, 5- and 10-year periods. The costs under the 3-, 5-, and 10-year examples do not reflect the Expense Limitation Agreement for periods following the first year. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown under the 3-, 5- and 10-year examples. Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 year	$182
3 years	$582
5 years	$1,008
10 years	$2,194

PROSPECTUS
7

FURTHER INFORMATION REGARDING THE FUND'S PRINCIPAL
INVESTMENT STRATEGIES AND RELATED RISKS

E*TRADE Kobren Growth Fund's strategies and investments

INDUSTRY/STYLE ALLOCATION PROCESS

The Fund's strategy is to maintain a diversified mix of underlying holdings by industry, market capitalization and style (i.e., growth vs. value, small capitalization vs. large capitalization). Nevertheless, KIM will attempt to make opportunistic shifts based on market conditions.

INVESTING IN UNDERLYING FUNDS

The Fund invests primarily in other mutual funds, and to a lesser extent, exchange-traded funds ("ETFs"), including those whose investment goal does not match that of the Fund. KIM believes that, by investing in a combination of funds with a broad range of goals and offsetting risk characteristics, the Fund can achieve a higher composite rate of return while meeting its volatility targets. Underlying funds may engage in all types of investment practices, even those that the Fund does not engage in directly. The Fund will bear all the risks associated with underlying funds' investments.

Due to KIM's size and buying power, the Fund can invest at net asset value in underlying funds that would otherwise be sold with a front-end sales charge. The Fund will not buy underlying fund shares if the Fund would have to pay a front-end sales charge on the purchase. However, the Fund may buy underlying fund shares subject to a deferred sales charge, redemption fee or Rule 12b-1 fee.

As mentioned above, the Fund may also purchase shares of ETFs, which are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a premium or discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; and (3) trading of an ETF's shares may be halted if the listing exchange's officials deem that such action is appropriate, an ETF's shares are delisted from the exchange, or the market-wide "circuit breakers" (which are tied to large decreases in stock prices) could be activated that halt stock trading. ETFs also have similar risks to the risks described above with respect to the Fund's investments in underlying funds.

DEFENSIVE INVESTING

The Fund (and each underlying fund in its portfolio) may depart from its principal investment strategies by taking temporary defensive positions in short-term debt securities in response to adverse market, economic or political conditions for up to 100% of the portfolio. The Fund could give up potential gains and minimize losses while defensively invested.

IMPACT OF HIGH PORTFOLIO TURNOVER

The Fund or any underlying fund in its portfolio may engage in active and frequent trading to achieve its principal investment strategies. As a result, the Fund may realize and distribute to shareholders higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the Fund's performance.

DERIVATIVE CONTRACTS

The Fund (and each underlying fund in its portfolio) may, but is not required to, use derivative contracts for any of the following purposes:

■  To seek to hedge against adverse changes in the market value of securities held by or to be bought for the Fund. These changes may be caused by changing interest rates, stock market prices or currency exchange rates.

E*TRADE KOBREN GROWTH FUND
8

FURTHER INFORMATION REGARDING THE FUND'S PRINCIPAL
INVESTMENT STRATEGIES AND RELATED RISKS

■  As a substitute for purchasing or selling securities or foreign currencies.

■  To shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio.

■  In non-hedging situations, to attempt to profit from anticipated market developments.

A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.

ADDITIONAL INVESTMENT RISKS

The Fund (and the underlying funds in its portfolio) could lose money or underperform for the reasons listed in the "Principal Investment Risks" section or for the following additional reasons:

■  Leverage risk - Because of borrowing or investments in derivative contracts or leveraged derivative securities, the Fund may suffer disproportionately heavy losses relative to the amount of its investment. Leverage can magnify the impact of poor asset allocation or investment decisions.

■  Correlation risk - Changes in the value of the Fund's derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities.

■  Liquidity and valuation risks - Securities that were liquid when purchased by the Fund may become temporarily illiquid and hard to value, especially in declining markets.

Also, an underlying fund's obligation to redeem shares held by the Fund is limited to 1% of the underlying fund's outstanding shares in a 30-day period. Because the Fund and its affiliates may together acquire up to 3% of an underlying fund's shares, it may take up to 90 days for the Fund to completely dispose of its underlying fund shares.

PROSPECTUS
9

FUND MANAGEMENT

INVESTMENT ADVISER

ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a member of the E*TRADE FINANCIAL Corporation ("E*TRADE FINANCIAL") group of companies and is located at 4500 Bohannon Drive, Menlo Park, California 94025. ETAM commenced operating in February 1999. ETAM also provides investment management services for the other funds of the Trust. As of March 31, 2008, ETAM managed approximately $831 million in assets.

Subject to the supervision of the Board of Trustees ("Board") of the Trust, pursuant to its Investment Advisory Agreement with the Fund, ETAM provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund. Pursuant to the Investment Advisory Agreement, the Fund pays ETAM a monthly advisory fee at the annual rate of 0.60% of the Fund's average daily net assets. For the fiscal year ended December 31, 2007, the Fund paid ETAM an aggregate advisory fee for services performed as a percentage of the average daily net assets of the Fund equal to 0.53% after any fee reductions or expense reimbursements. ETAM will also receive an administrative services fee of 0.15% of the Fund's average daily net assets pursuant to its role as Administrator for the Trust.

The Fund may invest in shares of an underlying fund:

■  that makes payments pursuant to Rule 12b-1 or as service fees based on the amount of shares held by the Fund; or

■  whose investment adviser is willing to share a portion of the underlying fund's advisory fee attributable to the underlying fund shares held by the Fund.

Pursuant to the Investment Advisory Agreement, any Rule 12b-1 payments, service fees or revenue sharing payments received by ETAM or its affiliates with respect to shares of any underlying fund held by the Fund will be applied against the advisory fees owed to ETAM by the Fund, thereby reducing the amount of advisory fees paid by the Fund to ETAM. The Fund pays a portion of the costs of participation in various network programs, including the program sponsored by E*TRADE FINANCIAL.

SUB-ADVISER

ETAM has entered into a sub-advisory agreement ("Sub-Advisory Agreement") with KIM, pursuant to which ETAM has delegated the day-to-day discretionary management of the Fund's assets to KIM. KIM was established in 1987 and was acquired by E*TRADE FINANCIAL in 2005. KIM is located at 20 William Street, Wellesley Hills, Massachusetts 02481. As of March 31, 2008, KIM managed approximately 1,000 client accounts with assets totaling approximately $1.2 billion. KIM served as the investment adviser to the Predecessor Fund since its inception in 1996 through the date of the reorganization. Subject to the supervision of ETAM and the Board, KIM makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.

Eric M. Kobren is the primary Portfolio Manager for the Fund and was the Predecessor Fund's primary Portfolio Manager since its inception in 1996. Mr. Kobren approves all transactions for the Fund. Mr. Kobren has been the President of KIM since its inception in 1987. He is also a Vice President of ETAM. He has also been the President and principal shareholder of Mutual Fund Investors Association, Inc., the publisher of FIDELITY INSIGHT and FUNDSNET INSIGHT reports, since its inception in 1985. Mr. Kobren has been in the investment business since 1976. John Russel (Rusty) Vanneman, CFA, is the Fund's Co-Portfolio Manager and was the Predecessor Fund's Co-Portfolio Manager since May 2001. He joined KIM as the Director of Research in January 2001. Prior to joining KIM, Mr. Vanneman was a Senior Analyst at Fidelity Management and Research Company's Strategic Advisors from December 1996 to January 2001. Previously, he was a Managing Analyst for Thomson Financial's Global Markets from January 1991 to December 1996. He has been in the investment business since 1990.

E*TRADE KOBREN GROWTH FUND
10

FUND MANAGEMENT

The Statement of Additional Information ("SAI") provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund.

ETAM pays KIM a monthly sub-advisory fee at the annual rate of 0.50% of the Fund's average daily net assets. The Fund is not responsible for paying KIM's subadvisory fee. The Sub-Advisory Agreement may be terminated by the Board. The Board's basis for its approval of the Investment Advisory Agreement and Sub-Advisory Agreement is available in the Fund's annual report dated December 31, 2007.

ADMINISTRATOR

ETAM also serves as the Fund's administrator. In this capacity, ETAM is responsible for the business affairs and other administrative matters of the Fund. ETAM is entitled to receive an administrative services fee at an annual rate equal to 0.15% of the average daily net assets of the Fund.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Fund, ETAM has entered into the Expense Limitation Agreement with the Fund through at least April 30, 2009 ("Expense Limitation Agreement"). Pursuant to this Agreement, ETAM has agreed to waive or reduce its fees and reimburse certain other expenses of the Fund so that the Fund's total annual operating expenses (other than interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, expenses borne by the Fund as a result of investing in any underlying fund (including but not limited to any exchange-traded fund or money market fund), AFFE (as interpreted by the Securities and Exchange Commission from time to time), annual account maintenance fees that may be collected by the Trust of the Fund and payable to ETAM for any shareholder account that fails to maintain the required account minimum amount (as specified in this prospectus), and extraordinary fees and expenses not incurred in the ordinary course of the Fund's business) ("Fund Operating Expenses") are limited to 1.00% of the Fund's average daily net assets (calculated before giving effect to the advisory fee reduction described above) through at least April 30, 2009.

There is no guarantee that the fee waivers will continue after April 30, 2009. For example, ETAM may determine to discontinue the Expense Limitation Agreement for the Fund if the Fund's assets do not increase significantly by April 30, 2009.

Pursuant to the Expense Limitation Agreement, the Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM (other than as a result of the advisory fee reduction described above) provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless (1) Fund Operating Expenses are less than the percentage stated above and (2) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (1) all fees previously waived or reduced by ETAM and (2) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.

PROSPECTUS
11

FUND MANAGEMENT

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. In addition, by clicking on "E*TRADE Kobren Growth Fund" and then "Prospectuses and Reports" and then "E*TRADE Kobren Growth Portfolio" on the Fund's website (www.kobren.com/funds), you may obtain a full listing of the Fund's portfolio as of the most recent month end. Such information is generally made available 30 days after month end. Once posted, the above information will remain available on the website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current. The Fund may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders.

E*TRADE KOBREN GROWTH FUND
12

INVESTMENT AND ACCOUNT POLICIES

The Fund calculates its NAV every business day.

PRICING OF FUND SHARES

The price of a share of the Fund is based on the net asset value per share ("NAV") of the Fund. The Fund calculates its NAV at the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open for regular trading. The Fund's NAV will not be calculated on the days on which the NYSE is closed for regular trading, such as on regular national holidays. If the NYSE closes early, the time for calculating the NAV and the deadlines for share transactions will be accelerated to the earlier closing times.

Shares of underlying funds are valued at their reported NAVs or, if their NAVs are not reported, at their fair value. The prospectuses for these underlying funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

The Fund's other portfolio securities are valued on the basis of either market quotations or official closing prices or, if market quotations or official closing prices are not readily available or are determined not to accurately reflect the current value of the securities, at fair value, as determined in good faith under procedures established by the Board, which may include the use of pricing services. Fair value means estimating a security's value at other than the market quotation when a security's official closing price or market quotation is not available or considered unreliable. Fair value pricing may cause the price used by the Fund to be different than other funds' pricing derived from market quotations and different than the value realized upon such security's sale.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is not intended to serve as a vehicle for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of Fund shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of Fund shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that are associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance.

The Board of Trustees has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of Fund shares, to the extent deemed reasonable and practicable. For purposes of these procedures, a "market timer" is defined as an investor who makes two round trips (a purchase and redemption) of more than $10,000 within a sixty (60) day period. If an investor is determined to be a market timer, the Fund may (1) impose trading restrictions on the accounts of such investor as described in the procedures, (2) refuse to open any new account for such investor, or (3) refuse to accept new purchases from such an investor, provided ETAM believes that trades by such an investor would be potentially harmful to the shareholders of the Fund.

Pursuant to the requirements of Rule 22c-2 under the 1940 Act, the E*TRADE Funds or its principal underwriter have entered into agreements with (1) any broker, dealer, bank or other entity holding Fund shares in nominee name, (2) administrators or trustees of 401(k) plans that maintain an omnibus account with the Fund for trading on behalf of its clients or customers, and (3) any other financial intermediaries as mandated by Rule 22c-2 (collectively, "Financial Intermediaries"). The agreements require the Financial Intermediaries to provide information to the Fund upon request about shareholders

PROSPECTUS
13

INVESTMENT AND ACCOUNT POLICIES

and to execute instructions to restrict or prohibit transactions by shareholders identified by the Fund as having violated the Fund's policies and procedures to prevent short-term trading.

The Fund may suspend or terminate any or all exchange privileges, or terminate or suspend telephone and/or internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices.

To the extent the Fund is able to identify market timing or excessive trading in Fund accounts, the Fund will use its reasonable and best efforts to uniformly apply its policies and procedures. However, there is no guarantee that this goal will be achieved. The Fund's market timing policy applies to all investors, whether investing directly in the Fund or investing indirectly through Financial Intermediaries. Individual trades in omnibus accounts are often not disclosed to the Fund, so the Trust or its principal underwriter has entered into agreements with their Financial Intermediaries to obtain necessary information and assistance with monitoring for trading activity. The Fund must rely on Financial Intermediaries to provide information upon request and execute instructions from the Fund to enforce its policies, even though the Financial Intermediaries' excessive trading policies may differ from those of the Fund. Financial Intermediaries may have difficulty enforcing policies and/or obtaining necessary information particularly with indirect or second tier financial intermediaries. The Fund has the right to terminate transactions in Fund shares with Financial Intermediaries in these instances. Finally, it is important to recognize that "market timing" and "excessive trading" are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Fund to be excessive or market timing could be interpreted differently by others and vice versa.

VERIFICATION OF IDENTITY

Federal law prohibits the Fund and other financial institutions from opening a new account unless they obtain, verify and record the following identifying information: name; date of birth (for individuals); residential or business street address; and social security number, taxpayer identification number, or other identifying numbers. You may also be asked to provide additional identifying information (e.g., a copy of your driver's license, passport or other identifying documents in order to verify your identity). Additional information may be required to open accounts for corporations and other entities. After accounts are opened, to the extent permitted by applicable law or its customer identification policies and procedures, the Fund reserves the right (a) to place limits on transactions in any account until your identity is verified; or (b) to refuse an investment in the Fund or to involuntarily redeem your shares and close an account in the event that your identity is not verified. The Fund and its agents will not be responsible for any loss in an account with the Fund resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming your shares when your identity cannot be verified.

TELEPHONE TRANSACTIONS

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its distributors may employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

HOW TO BUY, SELL AND EXCHANGE SHARES

Individuals, institutions, companies and authorized fiduciaries may buy shares of the Fund without a sales charge at its NAV next calculated after the order has been received in proper form.

E*TRADE KOBREN GROWTH FUND
14

INVESTMENT AND ACCOUNT POLICIES

MINIMUM INITIAL INVESTMENT REQUIREMENTS

TYPE OF ACCOUNT
Regular accounts	$2,500
IRAs (traditional and Roth)	$2,000
Accounts purchased through the following fund networks:	$2,500
■ E*TRADE Securities, LLC
■ Fidelity FundsNetwork
■ TD Waterhouse Securities

Fund officers have discretion to waive or reduce any of the minimum investment requirements.

Subsequent Investments: There is a $250 minimum for subsequent investments ($100 if through an Automatic Investment Plan, see below for more details).

Both traditional IRAs and Roth IRAs are offered directly through the Fund. The following retirement plans are available through the mutual fund networks listed in the box on page 16:

■  Retirement plans for self-employed
individuals.

■  SEP and SARSEP plans for corporations.

■  Qualified pension and profit-sharing plans for employees, including 401(k) plans and 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations.

You can request prospectuses, sales literature and applications from the Fund's distributor, E*TRADE Securities, LLC, at the address and telephone number listed on the back cover of this prospectus. The Fund and its distributor may reject or cancel all or part of an order to buy or exchange fund shares for any reason. The Fund may be closed to new investors, temporarily or permanently, without advance notice to investors.

The Fund currently imposes no fee for wire and Automated Clearing House (ACH) transfers of purchase payments and redemption proceeds. However, the Fund's custodian may charge a fee in the future.

PROSPECTUS
15

INVESTMENT AND ACCOUNT POLICIES

METHOD OF PURCHASE	PURCHASE PROCEDURES
By Check	OPEN AN ACCOUNT	■ To open an account and make an initial investment, send a check in an amount no less than $2,500 ($2,000 for IRAs) and a completed account application to the address shown below.
■ An account application is included with this prospectus.

ADD TO AN ACCOUNT	■ Send a check for no less than $250 with your account name and number to permit proper crediting. You can use the deposit slip attached to the bottom of all account statements.
■ If you are adding to an IRA account, please note the contribution year.

ALL PURCHASES	■ Your checks must be drawn on a U.S. bank or savings institution and should be made payable to E*TRADE Kobren Growth Fund.
■ If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses to the Fund, its distributor or transfer agent.

By Wire	OPEN AN ACCOUNT	■ To purchase shares by wire, call customer service for instructions at the number shown below.
■ Be prepared to give the name in which the account will be opened, the address, telephone number and taxpayer identification number for the account and the name of the bank that will wire the purchase payment.
■ You will be assigned a new account number. You should write this number on and complete an account application, which must be sent promptly to the address shown below.
■ Your purchase order will not take effect until both the wire and the purchase order are received by the Fund.
■ You will be able to redeem shares of the Fund, but not receive the proceeds before the Fund has received your completed account application form. Also, if a signed application form is not received within 60 days, your account will be subject to backup tax withholding.

ADD TO AN ACCOUNT	■ When you purchase more shares by wire, provide the Fund name, account name and account number to permit proper crediting.
■ To receive timely credit, you must call and tell customer service that your bank is sending a wire.

By Automated Clearing House Transfer (ACH)	■ If you want to purchase shares for non-retirement accounts via electronic funds transfer, check this option in section 5 of your account application.
■ Call customer service before 4:00 p.m. Eastern time.

By Automatic Investment Plan	■ After your initial investment, you can make automatic monthly, quarterly or annual purchases (on the day you choose in advance) of $100 or more.
■ To use this plan, complete sections 5 and 6 of the application. You can change the purchase amount or terminate the plan at any time by notifying the Fund in writing.

Through Broker-Dealers and Fund Networks	■ Contact your broker or dealer to find out about its procedures for processing orders to purchase fund shares. Purchase orders received by your broker or dealer or its authorized agent prior to the time at which the Fund calculates its NAV (generally 4:00 p.m. Eastern time) on any business day receive that day's NAV. Your broker or dealer is responsible for promptly transmitting properly completed orders to the Fund's transfer agent.
■ As of the date of this prospectus, shares of the Fund may also be purchased with a $2,500 minimum through the following fund networks subject to the policies of such networks and any other fees disclosed to customers by such networks:

• E*TRADE Securities, LLC • Fidelity FundsNetwork • TD Waterhouse Securities	800-387-2331 800-544-6666 800-934-4448	www.etrade.com www.fidelity.com www.tdsecurities.com	No transaction fee. No transaction fee. No transaction fee.

Send mail to:	E*TRADE Securities, LLC	Call:	Customer Service: toll-free at 800-895-9936

	P.O. Box 9830, Providence, RI 02940		Business Days: 9 a.m. – 8 p.m. Eastern time

E*TRADE KOBREN GROWTH FUND
16

INVESTMENT AND ACCOUNT POLICIES

METHOD OF EXCHANGE	EXCHANGE PROCEDURES
All Exchanges	■ You may exchange shares of the Fund for shares of the retail class of the E*TRADE Delphi Value Fund or any other E*TRADE Fund at the NAV of the Fund next determined after receipt of your exchange request. Exchanges must meet the applicable minimum initial investment requirements for the applicable Fund.
■ The Board may change or terminate the exchange privilege on 60 days' prior notice to shareholders.

By Mail	■ Send a written exchange request to the address shown below.
■ Your request must state the number of shares or the dollar amount to be exchanged, both funds' names and the applicable account numbers for both funds.
■ The request must be signed exactly as your name appears on the account registration.

By Telephone	■ Call customer service at the toll-free number shown below.
■ If you are unable to execute a telephone exchange (for example during times of unusual market activity), you should consider requesting an exchange by mail.

METHOD OF REDEMPTION	REDEMPTION PROCEDURES
By Mail	■ You may redeem shares of the Fund by sending a written redemption request to the Fund at the address shown below.
■ Your request must state the number of shares or dollar amount to be redeemed and the applicable account number.
■ The request must be signed exactly as your name appears on the account registration.
■ If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by one of the eligible medallion programs listed under "Signature Guarantees" on page 18. Shareholders that are corporations, partnerships, trusts, estates or other organizations may be required to provide documents evidencing that a request to redeem shares or change a designated bank or brokerage account has been properly authorized.
■ If you want redemption proceeds deposited directly through an ACH transfer in the bank account or brokerage account designated on your account application, you should specify this in your written redemption request. Call customer service for more information about ACH transfers.

By Telephone	■ To redeem by telephone, call customer service at the number shown below.
■ You can request that redemption proceeds be deposited directly through an ACH transfer in the bank account or brokerage account designated on your account application.

Through Broker-Dealers and Fund Networks	■ Contact your broker or dealer to find out about its procedures for processing orders to redeem fund shares. Redemption orders received by your broker or dealer or its authorized designee prior to the time at which the Fund calculates its NAV (generally 4:00 p.m. Eastern time) on any business day receive that day's NAV. Your broker or dealer is responsible for promptly transmitting properly completed orders to the Fund's transfer agent and may charge a transaction fee for this service.

Systematic Withdrawal Plan	■ If shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly, quarterly or annual payments in a specified amount. There is no charge for this service.
■ Call customer service at the number shown below for more information.

Send mail to:	E*TRADE Securities LLC	Call:	Customer Service: toll-free at 800-895-9936

	P.O. Box 9830, Providence, RI 02940		Business Days: 9 a.m. – 8 p.m. Eastern time

PROSPECTUS
17

INVESTMENT AND ACCOUNT POLICIES

You may redeem shares of the Fund on any business day at the NAV next calculated after the receipt of your redemption request in proper form.

REDEEMING FUND SHARES

Redemption proceeds are usually sent on the business day after the effective date of a redemption. However, the payment of redemption proceeds for shares purchased by check will be delayed until after the check has cleared, which may take up to 15 days. The right of redemption may be suspended during any period in which: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed, other than weekends and holidays; (2) the SEC has permitted such suspension by order; or (3) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.

Redemption proceeds are paid by wire or, at your request, ACH transfer to the bank or brokerage account designated on your account application. If you have not designated an account or if it is impossible or impractical to wire redemption proceeds, they will be sent by mail to your record address. You may change your designated account by sending to the address on the previous page a written request or supplemental telephone redemption authorization form (available from customer service) that has been signature guaranteed by an eligible medallion program listed under "Signature Guarantees" below.

The Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partially by a distribution in-kind of securities. If a redemption is made in-kind, the redeeming shareholder would bear any transaction costs incurred in selling the securities received.

CLOSING SUB-MINIMUM ACCOUNTS

The Fund may close your account if the value of your shares falls below $1,000, or any other minimum set by the Fund's Trustees. After the Fund notifies you of its intention to close your account, you will have 60 days to bring the account back to the minimum level before the Fund will redeem your account and forward the proceeds to you.

SIGNATURE GUARANTEES

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

E*TRADE KOBREN GROWTH FUND
18

INVESTMENT AND ACCOUNT POLICIES

The Fund declares and pays dividends according to the schedule below.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to pay dividends from net investment income and distribute capital gains, if any, annually.

You should generally avoid investing in the Fund shortly before an expected dividend or distribution. Otherwise, you may pay taxes on dividends or distributions that are economically equivalent to a partial return of your investment.

TAX CONSEQUENCES

The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's SAI for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund generally will not need to pay income tax on amounts it distributes to shareholders, although shareholders will generally be taxed on distributions they receive, depending on their tax status.

The Fund will distribute substantially all of its income and gains to its shareholders every year. If the Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

You generally will be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. If the Fund designates a dividend as a capital gain distribution, (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than one year), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and certain qualifying dividends on corporate stock. In the absence of further legislation, these rate reductions are currently scheduled to expire for tax years beginning after December 31, 2010. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

■  Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

■  Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

■  A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

■  Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

If you invest through a tax-deferred retirement account, such as an IRA, you generally will not need to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange or sale. You generally will have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you hold them. For example, if you sold at a gain Fund shares that you had held for more than one year as a capital asset, then your gain would be taxed at the long-term capital gains tax rate. Various limitations may apply that could restrict the ability to deduct capital losses on any disposition of shares.

The Fund will send you a tax report each year that will describe the tax aspects of the dividends you received.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (28% for 2008) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service ("IRS") that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

PROSPECTUS
19

FINANCIAL HIGHLIGHTS

E*TRADE KOBREN GROWTH FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years, including when it was the Predecessor Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). For the fiscal years ended on or after December 31, 2005, the information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report. The Annual Report is available upon request and without charge. The information for annual periods ended on or before December 31, 2004 has been audited by the Fund's former independent registered public accounting firm. The reports expressed an unqualified opinion.

The information presented in the table below reflects the financial and performance history of the Fund and Predecessor Fund.

	For the Year Ended
	12/31/2007	12/31/2006	12/31/2005(1)	12/31/2004(1)	12/31/2003(1)
NET ASSET VALUE, BEGINNING OF PERIOD	$14.71	$14.42	$14.02	$12.69	$10.01
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (2)(3)	0.17	0.16	0.12	0.08	0.12
Short-term capital gains distributions received	0.04	0.07	0.04	0.03	0.02
Net realized and unrealized gain (loss) on investments	0.72	1.72	0.99	1.29	2.66
TOTAL FROM INVESTMENT OPERATIONS	0.93	1.95	1.15	1.40	2.80
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.24)	(0.27)	(0.17)	(0.07)	(0.12)
Net realized gains on investments	(0.91)	(1.39)	(0.58)	—	—
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(1.15)	(1.66)	(0.75)	(0.07)	(0.12)
NET ASSET VALUE, END OF PERIOD	$14.49	$14.71	$14.42	$14.02	$12.69
TOTAL RETURN (4)	6.24%	13.54%	8.22%	11.05%	27.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$79,631	$77,608	$66,605	$56,843	$54,648
Ratio of total expenses before reimbursement and reduction to average net assets (5)	1.07%	1.08%	1.12%	1.16%	1.18%
Ratio of net expenses to average net assets (5)	0.98%	0.98%	0.98%	0.98%	0.96%
Ratio of net investment income to average net assets (3)	1.06%	1.07%	0.93%	0.63%	1.06%
Portfolio turnover rate	35%	49%	29%	30%	81%

(1) Returns prior to November 17, 2006 are attributable to the Predecessor Fund.

(2) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(3) Net investment income (loss) would have been lower (greater) in the absence of fee waivers and expense reimbursements.

(4) Total return represents aggregate total return for the period indicated and would have been lower in the absence of fee waivers and expense reimbursements and assumes reinvestment of all distributions.

(5) Does not include expenses of the underlying funds in which the Fund invests.

E*TRADE KOBREN GROWTH FUND
20

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INVESTMENT ADVISER	E*TRADE Asset Management, Inc. 4500 Bohannon Drive Menlo Park, California 94025 Toll-free: 800-895-9936

ADMINISTRATOR	E*TRADE Asset Management, Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Tait, Weller & Baker LLP

TRANSFER AGENT	PFPC Inc. Toll-free: 800-895-9936

DISTRIBUTOR	E*TRADE Securities LLC P.O. Box 9830 Providence, RI 02940 Toll-free: 800-895-9936

CUSTODIAN	PFPC Trust Company

FOR MORE INFORMATION

For individuals who want more information about E*TRADE Kobren Growth Fund, the following documents are available free upon request:

Annual/Semiannual Reports

Additional information about the Fund's investments (including when the Fund operated as the Predecessor Fund) is available in the Fund's annual and semiannual reports to shareholders. Both reports contain a discussion of the market conditions and investment strategies that significantly affected the Fund's and the Predecessor Fund's the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund. The SAI is legally part of the prospectus and is incorporated into this prospectus by reference which means it is legally considered part of this Prospectus.

Contacting the Principal Distributor

The Fund's most recent annual and semiannual reports are available, without charge, on the Fund's website at www.etrade.com. The SAI is available, without charge, on the principal distributor's website at www.etrade.com. Information on these websites is not incorporated by reference into this Prospectus unless specifically noted. Investors may request other information and discuss their questions about the Fund by contacting the Fund's principal distributor at:

Address:	E*TRADE Securities, LLC

P.O. Box 9830

Providence, RI 02940

Telephone:	(800) 895-9936

E-mail:	kobrengrowth@etrade.com

Internet:	www.etrade.com

Contacting the Securities and Exchange Commission

Further information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call 1-202-551-8090 for information about the operations of the Public Reference Room. Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act File No: 811-09093

PROSPECTUS

Dated May 1, 2008

E*TRADE FUNDS

E*TRADE S&P 500
Index Fund

E*TRADE Russell 2000
Index Fund

E*TRADE International Index Fund

E*TRADE Technology
Index Fund

This Prospectus concisely sets forth information about the E*TRADE S&P 500 Index Fund ("S&P 500 Fund"), E*TRADE Russell 2000 Index Fund ("Russell 2000 Fund"), E*TRADE International Index Fund ("International Fund") and E*TRADE Technology Index Fund ("Technology Fund") (each a "Fund", and collectively, the "Funds") that an investor needs to know before investing. Please read this Prospectus carefully before investing and keep it for future reference. Each Fund is a separate series of E*TRADE Funds ("Trust").

An investment in the Funds is not a deposit of E*TRADE Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INTRODUCTION	3

SUMMARY INFORMATION ABOUT EACH FUND	3

E*TRADE S&P 500 Index Fund	4

E*TRADE Russell 2000 Index Fund	8

E*TRADE International Index Fund	12

E*TRADE Technology Index Fund	16

FURTHER INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RELATED PRINCIPAL RISKS	20

FUND MANAGEMENT	24

HOW TO BUY, SELL AND EXCHANGE SHARES	29

FINANCIAL HIGHLIGHTS	35

E*TRADE FUNDS
2

INTRODUCTION

E*TRADE FUNDS

E*TRADE FUNDS ("Trust") is a family of six no-load, open-end mutual funds. The following funds are offered in this Prospectus: E*TRADE S&P 500 Index Fund ("S&P 500 Fund"), E*TRADE Russell 2000 Index Fund ("Russell 2000 Fund"), E*TRADE International Index Fund ("International Fund") and E*TRADE Technology Index Fund ("Technology Fund") (each, a "Fund" and collectively, the "Funds"). E*TRADE Asset Management, Inc. ("ETAM") serves as investment adviser for each of the Funds.

Each of the Funds other than the Technology Fund is a diversified series of the Trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. Each Fund offered in this prospectus is a no-load fund, which means you pay no sales charges or Rule 12b-1 fees. Each Fund is designed for long-term investors and the value of each Fund's shares will fluctuate over time.

The other two funds in the Trust, E*TRADE Kobren Growth Fund and E*TRADE Delphi Value Fund, are each offered by means of a separate prospectus. For further information regarding those funds, including how to obtain a prospectus, please go to www.etrade.com.

No information provided on the Funds' website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus.

SUMMARY INFORMATION ABOUT EACH FUND

The table below provides certain investment characteristics of the Funds. Other important characteristics are described in the sections pertaining to each of the Funds and in "Further Information Regarding Principal Investment Strategies and Related Risks." All of the Funds may depart from their principal investment strategies by taking temporary defensive positions in short-term debt securities in response to adverse market, economic or political conditions for up to 100% of a Fund's assets.

	S&P 500 Fund	Russell 2000 Fund	International Fund	Technology Fund
Investment Objective*

Provide investment results that attempt to match, as closely as practicable, before fees and expenses, the total return of the stocks making up the following securities index:	Standard & Poor's Composite Stock Price Index ("S&P 500 Index")	Russell 2000 Index	MSCI EAFE Index	S&P North American Technology Sector Index(TM)**

Investment Strategy

	Invest at least 80% of net assets in securities comprising the S&P 500 Index	Invest at least 80% of net assets in securities comprising the Russell 2000 Index	Invest at least 80% of net assets in securities comprising the MSCI EAFE Index	Invest at least 80% of net assets in securities comprising the S&P North American Technology Sector Index(TM)

Principal Risks

• Market Risk • Tracking Risk • Indexing Strategy Risk • Risks of Investing in Exchange Traded Funds ("ETFs") and Derivatives • Securities Lending Risk	• Market Risk • Smaller Company Risk • Tracking Risk • Indexing Strategy Risk • Risks of Investing in ETFs and Derivatives • Securities Lending Risk	• Market Risk
• Foreign Securities Risk
• Tracking Risk
• Indexing Strategy Risk
• Smaller Company Risk
• Risks of Investing in ETFs and Derivatives
• Risks Associated with Investing in American and Global Depositary Receipts
• Securities Lending Risk	• Market Risk
• Smaller Company Risk
• Tracking Risk
• Indexing Strategy Risk
• Risks of Investing in ETFs and Derivatives
• Non-Diversification and Concentration Risk
• Foreign Securities Risk
• Securities Lending Risk

*  Each Fund's investment objective and strategy may be changed without shareholder approval upon 60 days' prior written notice of such change.

**  Formerly known as the GSTI Composite Index and the S&P GSTI Composite Index. Previous to February 2007, the GSTI Composite Index was determined, composed and calculated by Goldman, Sachs & Co. The GSTI Composite Index was acquired by Standard & Poor's in February 2007 and the name of the index was changed to S&P GSTI Composite Index. Effective March 28, 2008, the S&P GSTI Composite Index was rebranded to the S&P North American Technology Sector Index(TM).

PROSPECTUS
3

SUMMARY INFORMATION ABOUT EACH FUND

E*TRADE S&P 500 INDEX FUND

INVESTMENT OBJECTIVE

The S&P 500 Fund's investment objective is to provide investment results that attempt to match, as closely as practicable, before fees and expenses, the total return of the stocks making up the S&P 500 Index*.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to provide investment results that match the total return performance of publicly traded common stocks in the S&P 500 Index by investing substantially all of its assets in the same stocks and in substantially the same percentages as the S&P 500 Index. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the securities of companies comprising the S&P 500 Index. The Fund's investments are not actively managed but simply try to match, before fees and expenses, the performance of the S&P 500 Index. The Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the capitalization-weighted total return of its net assets before expenses and the S&P 500 Index. A 100% correlation would mean the total return of the Fund's assets would increase and decrease exactly the same as the S&P 500 Index.

The S&P 500 Index, a widely recognized benchmark for U.S. stocks, currently represents about 75% of the market capitalization of all publicly traded common stocks in the United States. The S&P 500 Index includes 500 established companies representing different sectors of the U.S. economy (including industrial, utilities, financial, and transportation) selected by Standard & Poor's.

Generally, the Fund attempts to be fully invested at all times in securities comprising the S&P 500 Index. In seeking to match the performance of the S&P 500 Index, the Fund may also invest up to 10% of its assets in shares of exchange-traded funds ("ETFs") as well as futures and options contracts and other derivative securities. The Fund may invest up to 15% of its net assets in illiquid securities. The Fund also may invest up to 10% of its assets in high-quality money market instruments to provide liquidity to pay redemptions and fees, among other reasons. The Fund may also lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized.

PRINCIPAL RISKS

Among the principal risks which could adversely affect the Fund's net asset value and total return are:

■  Market Risk

■  Tracking Risk

■  Indexing Strategy Risk

■  Risks of Investing in ETFs and Derivatives

■  Securities Lending Risk

Please see "Further Information Regarding Principal Investment Strategies and Related Risks" for a description of these and other risks of investing in the Fund.

*  "Standard & Poor'sTM," "S&PTM", "S&P 500TM", "Standard & Poor's 500®", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ETAM for use in connection with the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. See the Statement of Additional Information ("SAI") for additional information.

E*TRADE S&P 500 INDEX FUND
4

SUMMARY INFORMATION ABOUT EACH FUND

Performance

The bar chart that follows shows how the Fund's performance has varied from year to year. The table below the bar chart shows the Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year and 5 years compare with a broad measure of market performance. Such performance has not been restated to reflect any differences in expenses. The performance shown in the bar chart and table below for the periods prior to November 10, 2003 was achieved under the Fund's prior structure as a feeder fund in a master feeder structure. The Fund also benefited from a unitary administrative fee structure from its inception until November 13, 2001. In addition, the Fund has benefited from ETAM's agreement, under the current Expense Limitation Agreement (which became effective on November 16, 2001), to limit the Fund's expenses. The Fund's performance would have been lower in the absence of the Expense Limitation Agreement. For more information regarding the Expense Limitation Agreement, including current expense limits, see "Expense Limitation Agreement." The Fund's past performance (before and after income taxes) reflected below is not necessarily an indication of how the Fund will perform in the future.

E*TRADE S&P 500 INDEX FUND

Best quarter (% and time period)	15.37% (2nd Quarter 2003)
Worst quarter (% and time period)	(17.28)% (3rd Quarter 2002)

PROSPECTUS
5

SUMMARY INFORMATION ABOUT EACH FUND

AVERAGE ANNUAL TOTAL RETURNS1,2
(FOR THE PERIODS ENDED 12/31/07)

The following table indicates how the Fund's average annual returns for different periods compare to the returns of the S&P 500 Index. It is not possible to invest in an index.

	One Year	Five Years	Since Inception (2/17/99)
E*TRADE S&P 500 Index Fund
Return before taxes	5.46%	12.62%	3.32%
Return after taxes on distributions	5.16%	12.12%	2.82%
Return after taxes on distributions and sale of fund shares	3.95%	10.80%	2.57%
S&P 500 Index
(Reflects no deduction for fees, expenses or taxes)	5.49%	12.82%	3.61%

1  After tax returns shown in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

2  Prior to November 10, 2003, the Fund was a feeder fund in a master feeder structure. Index comparisons began on March 1, 1999. An investor cannot invest directly in an index.

E*TRADE S&P 500 INDEX FUND
6

SUMMARY INFORMATION ABOUT EACH FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of redemption proceeds)[1]	1.00%
Account Maintenance Fee (for Fund balances in E*TRADE Securities LLC brokerage accounts below $5,000)[2]	$2.50 per quarter
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.07%
Distribution Fees (Rule 12b-1)	None
Acquired Fund Fees and Expenses ("AFFE")[3]	0.01%
Other Expenses	0.35%
Total Annual Fund Operating Expenses	0.43%
Less Fee Waiver and/or Expense Reimbursement[4]	(0.27)%
Net Fund Expenses (including AFFE)	0.16%
Net Fund Expenses (excluding AFFE)[4]	0.15%

1  The Funds assess a redemption fee of 1.00% on Fund shares exchanged or redeemed within 120 days of purchase. For further information see "Frequent Purchases and Redemptions of Fund Shares".

2  For balances of Fund shares with a value of below $5,000 held in an E*TRADE Securities LLC ("E*TRADE Securities") brokerage account ("E*TRADE Account"), ETAM, the Fund's investment adviser, will generally assess an account maintenance fee of $2.50 per quarter per Fund to offset shareholder servicing costs. The fee is assessed if your balance in that Fund falls below $5,000 for any reason, including a decline in the value of the Fund's shares. For further information, including exceptions, see "Account Maintenance Fee."

3  AFFE reflect the pro-rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest, including money market funds and ETFs.

4  The Fee Waiver and/or Expense Reimbursement reflects a contractual Expense Limitation Agreement between ETAM and the Fund to waive or reduce fees or to reimburse other expenses of the Fund so that, on an annualized basis, the Net Fund Expenses (other than interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, AFFE (as interpreted by the U.S. Securities and Exchange Commission from time to time), annual account maintenance fees that may be collected by the Trust and payable to ETAM for any shareholder account that fails to maintain the required account minimum amount (as specified in the Funds' prospectus), and extraordinary fees and expenses not incurred in the ordinary course of a Fund's business) do not exceed 0.15% of average daily net assets through at least April 30, 2009. There is no guarantee that the Expense Limitation Agreement (or the Fee Waiver and/or Expense Reimbursement by ETAM) will continue after that date or will continue at the currently specified level. As described in the section of this Prospectus titled "Fund Management—Expense Limitation Agreement," the Fund (at a later date) may reimburse ETAM for the fees it waived or reduced and other expenses reimbursed by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the Net Fund Expenses (excluding AFFE) of the Fund to exceed 0.15% and the Board of Trustees has approved in advance such reimbursement payment to ETAM.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

E*TRADE Securities' accountholders also may be subject to fees separate from those charged by the Fund, such as account maintenance fees, early redemption fees, telephone transaction fees, low account balance fees, wire transfer fees, and other E*TRADE Securities' customer service fees that may change from time to time. Such fees are payable to E*TRADE Securities under your E*TRADE Account agreement. Non-affiliated broker-dealers may charge similar fees as well.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs1 would be:

1 year	$16
3 years	$111
5 years	$214
10 years	$516

1  The Example reflects the Expense Limitation Agreement for the 1-year period and the first year of the 3-, 5-, and 10-year periods. The costs under the 3-, 5- and 10-year examples do not reflect the Expense Limitation Agreement for periods following the first year. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown above under the 3-, 5- and 10-year examples.

PROSPECTUS
7

SUMMARY INFORMATION ABOUT EACH FUND

E*TRADE RUSSELL 2000 INDEX FUND

INVESTMENT OBJECTIVE

The Russell 2000 Fund's investment objective is to provide investment results that match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Index*.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to match the total return performance of the small-capitalization sector of the U.S. stock market by investing in the securities comprising the Russell 2000 Index. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the securities of companies comprising the Russell 2000 Index. The Fund's investments are not actively managed but simply try to match, before fees and expenses, the performance of the Russell 2000 Index. The Fund attempts to achieve, in both rising and falling markets, a correlation of approximately 95% between the total return of its assets, before fees and expenses, and the total return of the Russell 2000 Index. A 100% correlation would mean the total return of the Fund's assets would increase and decrease exactly the same as the Russell 2000 Index.

The Fund invests substantially in small-capitalization securities, which means that the Fund's returns can be particularly affected by the risks of investing in small-capitalization companies.

The Russell 2000 Index is a capitalization-weighted index and a subset consisting of approximately the 2,000 smallest companies of the Russell 3000 Index. Component companies in the Russell 2000 Index are based on shares accessible for trading and weighted according to the market value of their float adjusted outstanding shares. The composition of the Russell 2000 Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Russell 3000 Index consists of the 3,000 largest companies domiciled in the U.S. and its territories and represents approximately 98% of the investable U.S. public equity market. The Russell 2000 Index currently represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of March 31, 2008, the weighted average market capitalization of the Russell 2000 Index was approximately $1.3 billion and the largest company in the Russell 2000 Index had an approximate market capitalization of $6.8 billion.

Generally, the Fund attempts to be fully invested at all times in securities comprising the Russell 2000 Index. In seeking to match the performance of the Russell 2000 Index, the Fund may also invest up to 10% of its assets in shares of ETFs as well as futures and options contracts and other derivative securities. The Fund may invest up to 15% of its net assets in illiquid securities. The Fund also may invest up to 10% of its assets in high-quality money market instruments to provide liquidity to pay redemptions and fees, among other reasons. The Fund may also lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized.

PRINCIPAL RISKS

Among the principal risks which could adversely affect the Fund's net asset value and total return are:

■  Market Risk

■  Smaller Company Risk

■  Tracking Risk

■  Indexing Strategy Risk

■  Risks of Investing in ETFs and Derivatives

■  Securities Lending Risk

Please see "Further Information Regarding Principal Investment Strategies and Related Risks" for a description of these and other risks of investing in the Fund.

*  Frank Russell Company does not sponsor the Fund nor is it affiliated in any way with ETAM or the Fund. "Frank Russell Company" and "Russell 2000 Index" are service marks of the Frank Russell Company and have been licensed for use for certain purposes by ETAM. The Fund is not sponsored, endorsed, sold or promoted by Frank Russell Company, and Frank Russell Company makes no representation or warranty, express or implied, regarding the advisability of investing in the Fund. Please see the SAI for additional information.

E*TRADE RUSSELL 2000 INDEX FUND
8

SUMMARY INFORMATION ABOUT EACH FUND

Performance

The bar chart that follows shows how the Fund's performance has varied from year to year. The table below the bar chart shows the Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year and 5 years compare with a broad measure of market performance. Such performance has not been restated to reflect any differences in expenses. The performance shown in the bar chart and table below for the periods prior to November 10, 2003 was achieved under the Fund's prior structure as a feeder fund in a master feeder structure. The Fund also benefited from a unitary administrative fee structure from its inception until November 13, 2001. In addition, the Fund has benefited from ETAM's agreement, under the current Expense Limitation Agreement (which became effective on November 16, 2001), to limit the Fund's expenses. The Fund's performance would have been lower in the absence of the Expense Limitation Agreement. For more information regarding the Expense Limitation Agreement, including current expense limits, see "Expense Limitation Agreement." The Fund's past performance (before and after income taxes) reflected below is not necessarily an indication of how the Fund will perform in the future.

E*TRADE RUSSELL 2000 INDEX FUND

Best quarter (% and time period)	22.96% (2nd Quarter 2003)
Worst quarter (% and time period)	(21.48)% (3rd Quarter 2002)

PROSPECTUS
9

SUMMARY INFORMATION ABOUT EACH FUND

AVERAGE ANNUAL TOTAL RETURNS1,2
(FOR THE PERIODS ENDED 12/31/07)

The following table indicates how the Fund's average annual returns for different periods compare to the returns of the Russell 2000 Index. It is not possible to invest in an index.

	One Year	Five Year	Since Inception (12/29/00)
E*TRADE Russell 2000 Index Fund
Return before taxes	(1.73)%	15.57%	7.51%
Return after taxes on distributions	(3.16)%	14.40%	6.50%
Return after taxes on distributions and sale of fund shares	0.18%	13.36%	6.15%
Russell 2000 Index
(Reflects no deduction for fees, expenses or taxes)	(1.57)%	16.25%	8.14%

1  After tax returns shown in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

2  Prior to November 10, 2003, the Fund was a feeder fund in a master-feeder structure. Index comparisons began on December 29, 2000. An investor cannot invest directly in an index.

E*TRADE RUSSELL 2000 INDEX FUND
10

SUMMARY INFORMATION ABOUT EACH FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of redemption proceeds)[1]	1.00%
Account Maintenance Fee (for Fund balances in E*TRADE Securities LLC brokerage accounts below $5,000)[2]	$2.50 per quarter
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.15%
Distribution Fees (Rule 12b-1)	None
Acquired Fund Fees and Expenses ("AFFE")[3]	0.01%
Other Expenses	0.49%
Total Annual Fund Operating Expenses	0.65%
Less Fee Waiver and/or Expense Reimbursement[4]	(0.42)%
Net Fund Expenses (including AFFE)	0.23%
Net Fund Expenses (excluding AFFE)[4]	0.22%

1  The Funds assess a redemption fee of 1.00% on Fund shares exchanged or redeemed within 120 days of purchase. For further information see "Frequent Purchases and Redemptions of Fund Shares."

2  For balances of Fund shares with a value of below $5,000 held in an E*TRADE Securities LLC ("E*TRADE Securities") brokerage account ("E*TRADE Account"), ETAM, the Fund's investment adviser, will generally assess an account maintenance fee of $2.50 per quarter per Fund to offset shareholder servicing costs. The fee is assessed if your balance in that Fund falls below $5,000 for any reason, including a decline in the value of the Fund's shares. For further information, including exceptions, see "Account Maintenance Fee."

3  AFFE reflect the pro-rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest, including money market funds and ETFs.

4  The Fee Waiver and/or Expense Reimbursement reflects a contractual Expense Limitation Agreement between ETAM and the Fund to waive or reduce fees or to reimburse other expenses of the Fund so that, on an annualized basis, the Net Fund Expenses (other than interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, AFFE (as interpreted by the U.S. Securities and Exchange Commission from time to time), annual account maintenance fees that may be collected by the Trust and payable to ETAM for any shareholder account that fails to maintain the required account minimum amount (as specified in the Funds' prospectus), and extraordinary fees and expenses not incurred in the ordinary course of a Fund's business) do not exceed 0.22% of average daily net assets through at least April 30, 2009. There is no guarantee that the Expense Limitation Agreement (or the Fee Waiver and/or Expense Reimbursement by ETAM) will continue after that date or will continue at the currently specified level. For example, ETAM may determine to discontinue the Expense Limitation Agreement at the currently specified level for Net Fund Expenses (excluding AFFE) if the Fund's assets do not increase significantly by April 30, 2009. As described in the section of this Prospectus titled "Fund Management—Expense Limitation Agreement," the Fund (at a later date) may reimburse ETAM for the fees it waived or reduced and other expenses reimbursed by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the Net Fund Expenses (excluding AFFE) to exceed 0.22% and the Board of Trustees has approved in advance such reimbursement payment to ETAM.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

E*TRADE Securities' accountholders also may be subject to fees separate from those charged by the Fund, such as account maintenance fees, early redemption fees, telephone transaction fees, low account balance fees, wire transfer fees, and other E*TRADE Securities' customer service fees that may change from time to time. Such fees are payable to E*TRADE Securities under your E*TRADE Account agreement. Non-affiliated broker-dealers may charge similar fees as well.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs1 would be:

1 year	$24
3 years	$166
5 years	$321
10 years	$771

1  The Example reflects the Expense Limitation Agreement for the 1-year period and the first year of the 3-, 5- and 10-year periods. The costs under the 3-, 5- and 10-year examples do not reflect the Expense Limitation Agreement for the periods following the first year. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown above under the 3-, 5- and 10-year examples.

PROSPECTUS
11

SUMMARY INFORMATION ABOUT EACH FUND

E*TRADE INTERNATIONAL INDEX FUND

INVESTMENT OBJECTIVE

The International Fund's investment objective is to match, as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the MSCI EAFE Index*.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to match the total return performance of the MSCI EAFE Index by investing in common stocks of issuers that comprise the MSCI EAFE Index (including depositary receipts of such issuers) and other investments that replicate the performance of the MSCI EAFE Index. Under normal market conditions, the Fund invests more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in a representative sample of the common stocks of issuers that comprise the MSCI EAFE Index (including depositary receipts of such issuers) and other investments that replicate the performance of the MSCI EAFE Index. The Fund's investments are not actively managed but simply try to match, before fees and expenses, the performance of the MSCI EAFE Index. The Fund attempts to achieve, in both rising and falling markets, a correlation of at least 90% between the total return of its net assets before fees and expenses, and the total return of the MSCI EAFE Index. A 100% correlation would mean the total return of the Fund's assets would increase and decrease exactly the same as the MSCI EAFE Index.

In addition to purchasing foreign securities, the Fund may invest a substantial portion of its assets in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). Generally, the Fund expects to invest more than 50% of its assets in ADRs and GDRs. For purposes of the Fund's investment policies and limitations, ADRs and GDRs are considered to have the same classifications as the securities underlying them.

The MSCI EAFE Index is intended to represent broadly the performance of foreign stock markets. The Fund seeks to achieve full replication of the securities in the MSCI EAFE Index. The Index is a capitalization-weighted index and consists of securities listed on the stock exchanges of developed markets of countries in Europe (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan, and Singapore. The MSCI EAFE Index may also include smaller-capitalization companies.

Generally, the Fund attempts to be fully invested at all times in common stocks of issuers that comprise the MSCI EAFE Index. In seeking to match the performance of the MSCI EAFE Index, the Fund may also invest up to 10% of its assets in shares of ETFs as well as futures and options contracts and other derivative securities.

The Fund may invest up to 15% of its net assets in illiquid securities. The Fund also may invest up to 10% of its assets in high-quality money market instruments to provide liquidity to pay redemptions and fees, among other reasons. The Fund may also lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized.

PRINCIPAL RISKS

Among the principal risks which could adversely affect the Fund's net asset value and total return are:

■  Market Risk

■  Foreign Securities Risk

■  Tracking Risk

■  Indexing Strategy Risk

■  Smaller Company Risk

■  Risks of Investing in ETFs and Derivatives

■  Risks Associated with Investing in American and Global Depositary Receipts

■  Securities Lending Risk

Please see "Further Information Regarding Principal Investment Strategies and Related Risks" for a description of these and other risks of investing in the Fund.

*  The MSCI EAFE Index is the exclusive property of Morgan Stanley Capital International Inc. ("MSCI"). Morgan Stanley Capital International is a service mark of MSCI. MSCI does not sponsor the Fund, nor is it affiliated in any way with E*TRADE. "Morgan Stanley Capital International Europe, Australasia, Far East Free Index(R)", "EAFE Free Index(R)" and "EAFE(R)" are trademarks of MSCI. The Fund is not sponsored, endorsed, sold, or promoted by the MSCI EAFE Free Index or MSCI and neither the MSCI EAFE Free Index nor MSCI make any representation or warranty, express or implied, regarding the advisability of investing in the Fund. See the SAI for additional information.

E*TRADE INTERNATIONAL INDEX FUND
12

SUMMARY INFORMATION ABOUT EACH FUND

Performance

The bar chart that follows shows how the Fund's performance has varied from year to year. The table below the bar chart shows the Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year and 5 years compare with a broad measure of market performance. Such performance has not been restated to reflect any differences in expenses. The performance shown in the bar chart and table below for the periods prior to November 10, 2003 was achieved under the Fund's prior structure as a feeder fund in a master feeder structure. The Fund also benefited from a unitary administrative fee structure from its inception until November 13, 2001. In addition, the Fund has benefited from ETAM's agreement, under the current Expense Limitation Agreement (which became effective on November 16, 2001), to limit the Fund's expenses. The Fund's performance would have been lower in the absence of the Expense Limitation Agreement. For more information regarding the Expense Limitation Agreement, including current expense limits, see "Expense Limitation Agreement." The Fund's past performance (before and after income taxes) reflected below is not necessarily an indication of how the Fund will perform in the future.

E*TRADE INTERNATIONAL INDEX FUND

Best quarter (% and time period)	19.28% (2nd Quarter 2003)
Worst quarter (% and time period)	(20.12)% (3rd Quarter 2002)

PROSPECTUS
13

SUMMARY INFORMATION ABOUT EACH FUND

AVERAGE ANNUAL TOTAL RETURNS1,2
(FOR THE PERIODS ENDED 12/31/07)

The following table indicates how the Fund's average annual returns for different periods compare to the returns of the MSCI EAFE Index. It is not possible to invest in an index.

	One Year	Five Years	Since Inception (10/22/99)
E*TRADE International Index Fund
Return before taxes	10.68%	21.10%	6.58%
Return after taxes on distribution	9.42%	20.14%	5.86%
Return after taxes on distributions and sale of fund shares	7.58%	18.22%	5.31%
MSCI EAFE Index
(Reflects no deduction for fees, expenses or taxes)	11.63%	22.07%	6.94%

1  After tax returns shown in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

2  Prior to November 10, 2003, the Fund was a feeder fund in a master-feeder structure. Index comparisons began on October 29, 1999. An investor cannot invest directly in an index.

E*TRADE INTERNATIONAL INDEX FUND
14

SUMMARY INFORMATION ABOUT EACH FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of redemption proceeds)[1]	1.00%
Account Maintenance Fee (for Fund balances in E*TRADE Securities LLC brokerage accounts below $5,000)[2]	$2.50 per quarter
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.25%
Distribution (Rule 12b-1) Fees	None
Acquired Fees and Expenses ("AFFE")[3]	0.03%
Other Expenses	0.58%
Total Annual Fund Operating Expenses	0.86%
Less Fee Waiver and/or Expense Reimbursement[4]	(0.58)%
Net Fund Expenses (including AFFE)	0.28%
Net Fund Expenses (excluding AFFE)[4]	0.25%

1  The Funds assess a redemption fee of 1.00% on Fund shares exchanged or redeemed within 120 days of purchase. For further information see "Frequent Purchases and Redemptions of Fund Shares."

2  For balances of Fund shares with a value of below $5,000 held in an E*TRADE Securities LLC ("E*TRADE Securities") brokerage account ("E*TRADE Account"), ETAM, the Fund's investment adviser, will generally assess an account maintenance fee of $2.50 per quarter per Fund to offset shareholder servicing costs. The fee is assessed if your balance in that Fund falls below $5,000 for any reason, including a decline in the value of the Fund's shares. For further information, including exceptions, see "Account Maintenance Fee."

3  AFFE reflect the pro rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest, including money market funds and ETFs.

4  The Fee Waiver and/or Expense Reimbursement reflects a contractual Expense Limitation Agreement between ETAM and the Fund to waive or reduce fees or to reimburse other expenses of the Fund so that, on an annualized basis, the Net Fund Expenses (other than interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, AFFE (as interpreted by the U.S. Securities and Exchange Commission from time to time), annual account maintenance fees that may be collected by the Trust and payable to ETAM for any shareholder account that fails to maintain the required account minimum amount (as specified in the Funds' prospectus), and extraordinary fees and expenses not incurred in the ordinary course of a Fund's business) do not exceed 0.25% of average daily net assets through at least April 30, 2009. There is no guarantee that the Expense Limitation Agreement (or the Fee Waiver and/or Expense Reimbursement by ETAM) will continue after that date or will continue at the currently specified level. For example, ETAM may determine to discontinue the Expense Limitation Agreement at the currently specified level for Net Fund Expenses (including AFFE) if the Fund's assets do not increase significantly by April 30, 2009. As described in the section of this Prospectus titled "Fund Management—Expense Limitation Agreement," the Fund (at a later date) may reimburse ETAM for the fees it waived or reduced and other expenses reimbursed by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the Net Fund Expenses (excluding AFFE) of the Fund to exceed 0.25% and the Board of Trustees has approved in advance such reimbursement payment to ETAM.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

E*TRADE Securities' accountholders also may be subject to fees separate from those charged by the Fund, such as account maintenance fees, early redemption fees, telephone transaction fees, low account balance fees, wire transfer fees, and other E*TRADE Securities' customer service fees that may change from time to time. Such fees are payable to E*TRADE Securities under your E*TRADE Account agreement. Non-affiliated broker-dealers may charge similar fees as well.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs1 would be:

1 year	$29
3 years	$216
5 years	$420
10 years	$1007

1  The Example reflects the Expense Limitation Agreement for the 1-year period and the first year of the 3-, 5- and 10-year periods. The costs under the 3-, 5- and 10-year examples do not reflect the Expense Limitation Agreement for periods following the first year. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown above under the 3, 5 and 10-year examples.

PROSPECTUS
15

SUMMARY INFORMATION ABOUT EACH FUND

E*TRADE TECHNOLOGY INDEX FUND

INVESTMENT OBJECTIVE

The Technology Fund's investment objective is to match, before fees and expenses, the total return of the stocks making up the S&P North American Technology Sector Index(TM).*

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to match the total return performance of the S&P North American Technology Sector Index(TM) by investing substantially all of its assets in the same stocks and in substantially the same percentages as the securities that comprise the S&P North American Technology Sector Index(TM). Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies making up the S&P North American Technology Sector Index(TM). The Fund's investments are not actively managed but simply try to match, before fees and expenses, the total return performance of the S&P North American Technology Sector Index(TM). The Fund attempts to achieve, in both rising and falling markets, a correlation of approximately 95% between the capitalization-weighted total return of its assets before fees and expenses and the total return of the S&P North American Technology Sector Index(TM). A 100% correlation would mean the total return of the Fund's assets would increase and decrease exactly the same as the S&P North American Technology Sector Index(TM).

The S&P North American Technology Sector Index(TM) is one of the broadest measures of U.S. traded technology stocks available. The S&P North American Technology Sector Index(TM) generally includes over 200 companies representing six different segments of the U.S. technology marketplace selected by Standard & Poor's (including hardware, Internet, multi-media networking, semiconductors, services, and software). The S&P North American Technology Sector Index(TM) primarily consists of stocks of companies in the technology industry with capitalizations of at least $1 billion. However, it may also include companies with smaller capitalizations. There is no limit as to how many companies are included in the S&P North American Technology Sector Index(TM). Performance of the index is compiled by using a modified-cap weighted calculation to limit the extent that large-cap stocks can dominate the index.

Generally, the Fund attempts to be fully invested at all times in securities comprising the S&P North American Technology Sector Index(TM). In seeking to match the performance of the S&P North American Technology Sector Index(TM), the Fund may also invest up to 10% of its assets in shares of ETFs as well as futures and options contracts and other derivative securities. The Fund may invest up to 15% of its net assets in illiquid securities. The Fund may also invest up to 10% of its assets in high-quality money market instruments to provide liquidity to pay redemptions and fees, among other reasons. The Fund may also invest in securities of foreign issuers to the extent such issuers are included in the S&P North American Technology Sector Index(TM) but does not anticipate foreign securities investments to be a significant strategy. The Fund may also lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized.

PRINCIPAL RISKS

Among the principal risks which could adversely affect the Fund's net asset value and total return are:

■  Market Risk

■  Smaller Company Risk

■  Tracking Risk

■  Indexing Strategy Risk

■  Risks of Investing in ETFs and Derivatives

■  Non-Diversification and Concentration Risk

■  Foreign Securities Risk

■  Securities Lending Risk

Please see "Further Information Regarding Principal Investment Strategies and Related Risks" for a description of these and other risks of investing in the Fund.

*  Formerly known as the GSTI Composite Index and the S&P GSTI Composite Index. The GSTI Composite Index was acquired by Standard & Poor's in February 2007 and the name of the index was changed to S&P GSTI Composite Index. Effective March 28, 2008, the S&P GSTI Composite Index was rebranded to S&P North American Technology Sector Index(TM). "S&P®", "Standard & Poor's®", and "S&P North American Technology Sector Index(TM)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ETAM for use in connection with the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. or any of its affiliates and neither Standard & Poor's nor any of its affiliates makes any representation regarding the advisability of investing in the Fund. Please see the SAI for additional information.

E*TRADE TECHNOLOGY INDEX FUND
16

SUMMARY INFORMATION ABOUT EACH FUND

Performance

The bar chart that follows shows how the Fund's performance has varied from year to year. The table below the bar chart shows the Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year and 5 years compare with a broad measure of market performance. Such performance has not been restated to reflect any differences in expenses. The Fund benefited from a unitary administrative fee structure from its inception until November 13, 2001. In addition, the Fund has benefited from ETAM's agreement, under the current Expense Limitation Agreement (which became effective on November 16, 2001), to limit the Fund's expenses. The Fund's performance would have been lower in the absence of the Expense Limitation Agreement. For more information regarding the Expense Limitation Agreement, including current expense limits, see "Expense Limitation Agreement." The Fund's past performance (before and after income taxes) reflected below is not necessarily an indication of how the Fund will perform in the future.

E*TRADE TECHNOLOGY INDEX FUND

Best quarter (% and time period)	33.26% (4th Quarter 2001)
Worst quarter (% and time period)	(35.61)% (3rd Quarter 2001)

PROSPECTUS
17

SUMMARY INFORMATION ABOUT EACH FUND

AVERAGE ANNUAL TOTAL RETURNS1,2
(FOR THE PERIODS ENDED 12/31/07)

The following table indicates how the Fund's average annual returns for different periods compare to the returns of the S&P North American Technology Sector Index(TM). It is not possible to invest in an index.

	One Year	Five Years	Since Inception (8/13/99)
E*TRADE Technology Index Fund
Return before taxes	16.65%	14.83%	(3.04)%
Return after taxes on distributions	16.64%	14.77%	(3.63)%
Return after taxes on distributions and sale of fund shares	10.85%	13.02%	(2.84)%
S&P North American Technology Sector IndexTM3
(Reflects no deduction for fees, expenses or taxes)	16.88%	15.56%	(2.25)%

1  After tax returns shown in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

2  Index comparisons began on September 1, 1999. An investor cannot invest directly in an index.

3  Formerly known as the GSTI Composite Index and the S&P GSTI Composite Index. The GSTI Composite Index was acquired by Standard & Poor's in February 2007 and the name of the index was changed to S&P GSTI Composite Index. Effective March 28, 2008, the S&P GSTI Composite Index was rebranded to S&P North American Technology Sector Index(TM). The methodology for composition of the index remains the same.

E*TRADE TECHNOLOGY INDEX FUND
18

SUMMARY INFORMATION ABOUT EACH FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of redemption proceeds)[1]	1.00%
Account Maintenance Fee (for Fund balances in E*TRADE Securities LLC brokerage accounts below $5,000)[2]	$2.50 per quarter
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.25%
Distribution (Rule 12b-1) Fees	None
Acquired Fund Fees and Expenses ("AFFE")[3]	0.01%
Other Expenses	0.69%
Total Annual Fund Operating Expenses	0.95%
Less Fee Waiver and/or Expense Reimbursement[4]	(0.34)%
Net Fund Expenses (including AFFE)	0.61%
Net Fund Expenses (excluding AFFE)[4]	0.60%

1  The Funds assess a redemption fee of 1.00% on Fund shares exchanged or redeemed within 120 days of purchase. For further information see "Frequent Purchases and Redemptions of Fund Shares."

2  For balances of Fund shares with a value of below $5,000 held in an E*TRADE Securities LLC ("E*TRADE Securities") brokerage account ("E*TRADE Account"), ETAM, the Fund's investment adviser, will generally assess an account maintenance fee of $2.50 per quarter per Fund to offset shareholder servicing costs. The fee is assessed if your balance in that Fund falls below $5,000 for any reason, including a decline in the value of the Fund's shares. For further information, including exceptions, see "Account Maintenance Fee."

3  AFFE reflect the pro rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest, including money market funds and ETFs.

4  The Fee Waiver and/or Expense Reimbursement reflects a contractual Expense Limitation Agreement between ETAM and the Fund to waive or reduce fees or to reimburse other expenses of the Fund so that, on an annualized basis, the Net Fund Expenses (other than interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, expenses borne by the Fund as a result of investing in any underlying fund (including but not limited to any exchange-traded fund or money market fund), AFFE (as interpreted by the U.S. Securities and Exchange Commission from time to time), annual account maintenance fees that may be collected by the Trust and payable to ETAM for any shareholder account that fails to maintain the required account minimum amount (as specified in the Funds' prospectus), and extraordinary fees and expenses not incurred in the ordinary course of a Fund's business) do not exceed 0.60% of average daily net assets through at least April 30, 2009. There is no guarantee that the Expense Limitation Agreement (or the Fee Waiver and/or Expense Reimbursement by ETAM) will continue after that date or will continue at the currently specified level of Net Fund Expenses (excluding AFFE). For example, ETAM may determine to discontinue the Expense Limitation Agreement at the currently specified level for Net Fund Expenses (excluding AFFE) if the Fund's assets do not increase significantly by April 30, 2009. As described in the section of this Prospectus titled "Fund Management—Expense Limitation Agreement," the Fund (at a later date) may reimburse ETAM for the fees it waived or reduced and other expenses reimbursed by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the Net Fund Expenses (excluding AFFE) of the Fund to exceed 0.60% and the Board of Trustees has approved in advance such reimbursement payment to ETAM.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

E*TRADE Securities' accountholders also may be subject to fees separate from those charged by the Fund, such as account maintenance fees, early redemption fees, telephone transaction fees, low account balance fees, wire transfer fees, and other E*TRADE Securities' customer service fees that may change from time to time. Such fees are payable to E*TRADE Securities under your E*TRADE Account agreement. Non-affiliated broker-dealers may charge similar fees as well.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs1 would be:

1 year	$62
3 years	$269
5 years	$492
10 years	$1135

1  The Example reflects the Expense Limitation Agreement for the 1-year period and the first year of the 3-, 5- and 10-year periods. The costs under the 3-, 5- and 10-year examples do not reflect the Expense Limitation Agreement for periods following the first year. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown above under the 3-, 5- and 10-year examples.

PROSPECTUS
19

FURTHER INFORMATION REGARDING PRINCIPAL
INVESTMENT STRATEGIES AND RELATED PRINCIPAL RISKS

All investments carry some degree of risk that will affect the value of each Fund's portfolio investments, its investment performance and the prices of its shares. There is no guarantee that a Fund will achieve its investment objective and you may lose money if you invest in any of the Funds.

Asset allocation and modeling strategies are employed by the Funds' investment adviser, ETAM, and investment sub-adviser, World Asset Management, Inc. ("WAM"), for other investment companies and accounts advised or sub-advised by ETAM and WAM. If these strategies indicate particular securities should be purchased or sold by the Fund and one or more of these investment companies or accounts at the same time, available investments or opportunities for sales will be allocated equitably to each by ETAM and WAM. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Funds or the price paid or received by the Funds.

The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks."

MARKET RISK

The value of an investment in the Funds depends to a great extent upon changes in market conditions. The Funds seek to track the relevant securities index that is described in their investment objective during down markets as well as during up markets. Therefore, the returns of the Funds will be directly affected by the volatility of the stocks comprising the securities index each Fund seeks to match. In addition, the stock market may rise or fall daily. Accordingly, the market price of securities owned by the Funds may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or, generally adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries. Due to market volatility, each Fund's performance may be subject to substantial short-term changes.

Each Fund may invest up to 15% of its net assets in illiquid securities, which are difficult to purchase and sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous price or time.

SMALLER COMPANY RISK

Certain Funds may invest in the stocks of smaller, less well-known companies. The securities of such companies are generally more volatile than large company stocks and may perform differently compared to the market as a whole. Investing in smaller companies may carry greater risks than investing in larger, more established companies. Small-cap companies tend to: (i) be less financially secure than large-capitalization companies; (ii) have less diverse product lines; (iii) be more susceptible to adverse developments concerning their products; (iv) be more thinly traded and be less liquid; and (v) have greater volatility in the price of their securities.

TRACKING RISK

Most of the Funds cannot, as a practical matter, own in perfect correlation all of the stocks that comprise the securities index that each Fund seeks to track particularly if the number of securities in the index is very large. In addition, each Fund's ability to match the investment performance of the relevant securities index may be affected by, among other things: (i) the Fund's expenses; (ii) the amount of cash and cash equivalents held by the Fund's investment portfolio; (iii) the manner in which the total return of the relevant securities index is calculated; (iv) the weighting of a particular stock in the relevant securities index; (v) investment strategies such as securities lending; and (vi) the timing,

E*TRADE FUNDS
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FURTHER INFORMATION REGARDING PRINCIPAL
INVESTMENT STRATEGIES AND RELATED PRINCIPAL RISKS

frequency and size of shareholder purchases and redemptions of the Fund. The Funds use cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of their portfolio to the securities comprising the relevant securities index. As a result, the Funds' returns are likely to be lower than those of the securities indices they seek to match.

INDEXING STRATEGY RISK

In seeking to follow the securities index that is part of their investment objective, the Funds will be limited as to their investments in other segments of the stock market. As a result, whenever the portion of the market the relevant securities index represents performs worse than other segments, the Funds may underperform funds that have exposure to those other segments of the market. Likewise, whenever equity investments fall behind other types of investments - bonds, for instance - the Funds' performance will also lag behind those investments.

In addition, the Funds are not managed according to the traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, pursuant to their investment objectives, the Funds are managed by utilizing an "indexing" investment approach to determine which securities are to be purchased or sold to replicate, to the extent feasible, the investment characteristics of the securities index whose performance each Fund seeks to match by utilizing computerized, quantitative techniques. Although each Fund generally seeks full replication of its respective index, a Fund may also select a sampling of securities from its relevant securities index for investment based on their capitalization, industry sector, and valuation, among other factors. Any sampling techniques utilized by the Funds are expected to (although there is no assurance that they will) be an effective means of substantially duplicating the investment performance of the relevant securities index. However, the Funds are not expected to track the relevant securities index with the same degree of accuracy that complete replication of the relevant securities index would provide. Over time, the portfolio composition of the Funds may be altered (or "rebalanced") to reflect changes in the characteristics of the relevant securities index.

FOREIGN SECURITIES RISK

Funds that invest in foreign securities or securities representing interests in an underlying foreign security can be affected by the risks of foreign investing, including: (i) changes in currency exchange rates and the costs of converting currencies; (ii) foreign government controls on foreign investment; (iii) repatriation of capital; (iv) currency exchange controls; (v) foreign taxes; (vi) inadequate supervision and regulation of some foreign markets; (vii) volatility from lack of liquidity; (viii) different settlement practices or delayed settlements in some markets; (ix) difficulty in obtaining complete and accurate information about foreign companies; (x) less strict accounting, auditing and financial reporting standards than those in effect in the United States; (xi) political, economic and social instability; and (xii) difficulty enforcing legal rights outside the United States. Foreign securities are also subject to the risks associated with the value of foreign currencies. A decline in the value of a foreign currency relative to the U.S. dollar reduces the U.S. dollar value of securities denominated in that foreign currency.

RISKS OF INVESTING IN ETFS AND DERIVATIVES

By investing in and using ETFs, futures and options on futures contracts, the Funds potentially can offset a portion of the impact on performance attributable to their respective cash holdings not being invested in securities comprising the applicable index. However, because investment in ETFs results in additional expenses, the Funds' performance normally will be below that of the relevant securities index. The Funds invest in ETFs and use futures and options on futures contracts to gain exposure to the relevant securities index by investing their cash balances, which could cause the Funds to track the relevant securities index less closely if the ETF, futures or options on futures contracts do not perform as expected. For purposes of the Funds' investment limitations, these investments will be deemed investments that replicate the performance of the securities index referenced in each Fund's investment objective.

PROSPECTUS
21

FURTHER INFORMATION REGARDING PRINCIPAL
INVESTMENT STRATEGIES AND RELATED PRINCIPAL RISKS

The investment in ETFs and use of futures and options on futures contracts is intended to help the Funds better match the securities index each Fund seeks to track, although that may not be the result. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate, and the Funds could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem that such action is appropriate, an ETF's shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halt stock trading.

As a shareholder of another investment company, the Funds bear a pro rata portion of the other investment company's expenses, including advisory fees and administrative expenses. These expenses are in addition to the expenses a Fund bears directly in connection with its own operations. Except as described below and other than as permitted by the Investment Company Act of 1940, as amended ("1940 Act") with respect to money market funds and funds that are part of the same group of investments companies as the Funds, each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets in the aggregate will be invested in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

Pursuant to an exemptive order issued by the SEC, and procedures approved by the Board, the Funds may invest in iShares ETFs in excess of the 5% and 10% limits described above, provided that such Fund otherwise complies with the conditions of the SEC exemptive order, as it may be amended, and any other applicable investment limitations.

Derivative instruments are financial contracts the value of which are based on an underlying security, a currency exchange rate, an interest rate, or a market index. Derivatives include many types of instruments representing a wide range of potential risks and rewards, including futures contracts, options on futures contracts, options, interest rate swaps and forward currency exchange contracts. The use of derivative instruments exposes the Funds to additional risks and transaction costs. Risks of investing in derivative instruments include:

■  the risk that interest rates, securities prices and currency markets will not move in the direction that WAM anticipates;

■  the prices of derivative instruments and the prices of the underlying securities, interest rates or currencies they are designed to reflect do not move together as expected;

■  the fact that the skills needed to use these derivative strategies are different than those needed to select portfolio securities;

■  the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

■  the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in the instrument;

■  particularly in the case of privately negotiated instruments, the risk that the counterparty will not deliver on its obligations, which could leave a Fund worse off than if it had not entered into the position; and

■  the inability to close out certain hedged positions to avoid adverse tax consequences.

E*TRADE FUNDS
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FURTHER INFORMATION REGARDING PRINCIPAL
INVESTMENT STRATEGIES AND RELATED PRINCIPAL RISKS

RISKS ASSOCIATED WITH INVESTING IN AMERICAN AND GLOBAL DEPOSITARY RECEIPTS ("ADRs" and "GDRs")

Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of an underlying foreign security. ADRs may be sponsored or unsponsored. Unsponsored ADRs are not contractually obligated to disclose material information about the underlying security issuer in the United States. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of underlying securities represented by sponsored ADRs. GDRs are receipts that are often denominated in U.S. dollars and are issued by European financial institutions evidencing ownership of underlying foreign securities. GDRs may also be sponsored or unsponsored. There is no assurance that the price of an ADR or GDR will always track the price of the underlying foreign security. Investments in these types of securities involve similar risks to investments in foreign securities.

SECURITIES LENDING RISK

The Funds may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. A principal risk of securities lending is that the financial institution that borrows securities from a Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement. If a Fund is unable to recover the loaned securities or their value or the value of invested collateral declines, the Fund may lose money. In determining whether to lend securities, ETAM or the Fund's Sub-adviser, or the Fund's securities lending agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

NON-DIVERSIFICATION AND CONCENTRATION RISK (Technology Fund only)

The Technology Fund is limited in its investments to industry segments of the U.S. stock market that are generally associated with technology. Greater risk and increased volatility is associated with investments in segments of the stock market (as opposed to investments in a broader range of industries). The technology industry market segment may be more susceptible to effects caused by changes in the economic climate, overall market volatility, or regulatory changes. The technology industry market segment is experiencing an increasing rate of innovation and competition. As such, many companies in the S&P North American Technology Sector Index(TM) are exposed to product obsolescence and downward pricing pressures which may have adverse effects on a company's stock price. The technology industry market segment also can be affected by aggressive product prices due to competition from numerous market entrants and short product cycles, among others. Also, to the extent the S&P North American Technology Sector Index(TM) may include smaller capitalized companies, such companies may be more volatile and less liquid than larger capitalized companies. While the stocks of many companies in the technology segment of the industry have experienced substantial appreciation, there can be no assurance that they will continue to appreciate, retain their current values, or not depreciate.

The Technology Fund is non-diversified which means that the Fund may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in market value of a single issuer or a limited number of issuers. Such a focused investment strategy may increase the volatility of the Fund's investment results because it may be more susceptible than a diversified fund to risks associated with a single economic, political or regulatory event.

PROSPECTUS
23

FUND MANAGEMENT

INVESTMENT ADVISER

ETAM, a registered investment adviser, provides investment advisory services to the Funds.
ETAM is a member of the E*TRADE FINANCIAL Corporation group of companies and is located at 4500 Bohannon Drive, Menlo Park, California 94025. ETAM commenced operations in February 1999. ETAM also provides investment management services for the other funds in the Trust. As of March 31, 2008, ETAM managed approximately $831 million in assets.

Subject to the supervision of the Board of Trustees of the Trust ("Board"), pursuant to its Investment Advisory Agreement with the Funds, ETAM provides the Funds with ongoing investment guidance, policy direction and monitoring of the Funds. The Funds pay ETAM the following investment advisory fees at an annual rate of each Fund's average daily net assets:

Fund	Advisory Fee
S&P Fund	0.07%
Russell 2000 Fund	0.15%
International Fund	0.25%
Technology Fund	0.25%

For the fiscal year ended December 31, 2007, as a result of the Expense Limitation Agreement described below, the Funds paid ETAM an aggregate fee for services performed as a percentage of the average daily net assets of each Fund as follows:

Fund	Advisory Fee
S&P Fund	0%
Russell 2000 Fund	0%
International Fund	0%
Technology Fund	0%

SUB-ADVISER

ETAM has entered into a sub-advisory agreement ("Sub-Advisory Agreement") with WAM, a Delaware corporation, pursuant to which ETAM has delegated the day-to-day discretionary management of the Funds' assets to WAM. WAM is located at 255 East Brown Street, Suite 250, Birmingham, Michigan 48009. WAM is an indirect, wholly-owned subsidiary of Comerica Bank. As of March 31, 2008, WAM provided investment advisory services for over $14.7 billion of assets.

WAM is not compensated directly by the Funds. The Board retains the ability to terminate the Sub-Advisory Agreement.

The Board's basis for its approval of the Investment Advisory Agreement and Sub-Advisory Agreements is available in the Funds' Annual Report dated December 31, 2007.

ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT OF THE FUNDS

ETAM also serves as the Funds' administrator and shareholder-servicing agent. In these capacities, ETAM is responsible for the business affairs and other administrative matters of the Funds and provides a variety of services to shareholders of the Funds. ETAM is entitled to receive an administrative services fee at an annual rate equal to 0.15% of the average daily net assets of each Fund. ETAM does not currently receive a fee for shareholder servicing. The Funds have no obligation to compensate E*TRADE Securities for its shareholder servicing activities; however, ETAM may use fees it receives as administrator, shareholder-servicing agent and/or investment adviser to pay E*TRADE Securities for services to the Funds.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Funds, ETAM has entered into an expense limitation agreement with each Fund ("Expense Limitation Agreement"). The Expense Limitation Agreement is effective

E*TRADE FUNDS
24

FUND MANAGEMENT

through at least April 30, 2009. Pursuant to this Agreement, ETAM has agreed to waive or reduce its fees and reimburse other expenses so that the total operating expenses of each Fund (other than interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, expenses borne by the Fund as a result of investing in any underlying fund (including but not limited to any exchange-traded fund or money market fund), AFFE (as interpreted by the U.S. Securities and Exchange Commission from time to time), annual account maintenance fees that may be collected by the Trust and payable to ETAM for any shareholder account that fails to maintain the required account minimum amount (as specified in the Funds' prospectus), and extraordinary fees and expenses not incurred in the ordinary course of a Fund's business)("Fund Operating Expenses") are limited to the following percentages of each Fund's average daily net assets:

Fund	Expense Limitations
S&P 500 Index Fund	0.15%
Russell 2000 Index Fund	0.22%
International Index Fund	0.25%
Technology Index Fund	0.60%

There is no guarantee that the fee waivers will continue after April 30, 2009. For example, ETAM may determine to discontinue the Expense Limitation Agreement for a particular Fund if that Fund's assets do not increase significantly by April 30, 2009.

Pursuant to the Expense Limitation Agreement, each Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of that Fund to exceed the percentage limit stated above. Consequently, no reimbursement by any Fund will be made unless (i) the Fund's total annual expense ratio is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.

PORTFOLIO MANAGEMENT

WAM is the sub-adviser to the Funds. WAM serves as sub-adviser for certain private-label mutual funds. WAM also provides advisory services for certain collective investment accounts, institutional accounts and high net worth individuals.

The International Fund is managed by the International Investment Team, Theodore D. Miller and Alexander V. Ilyasov. Mr. Miller is both the lead manager for the International Investment Team and the primary manager of the International Fund.

The Russell 2000 Fund, the Technology Fund and the S&P 500 Fund are managed by Kenneth A. Schluchter III and Kevin K. Yousif. Mr. Schluchter is the lead manager for the Domestic Investment Team. The Team collectively makes investment decisions for these Funds. Mr. Schluchter is also the primary manager for the Russell 2000 Fund. Mr. Yousif is the primary manager for the Technology Fund and the S&P 500 Fund. However, either member of the Domestic Investment Team may independently make investment decisions for the Index Funds.

PROSPECTUS
25

FUND MANAGEMENT

Theodore D. Miller | Director, International Investments | World Asset Management, Inc.

Mr. Miller has been manager of the International Fund since WAM's predecessor entity began serving as sub-adviser to the Fund in 2003. Since joining WAM's predecessor entity in 1995, Mr. Miller has been involved in managing WAM's complete international equity product line.

Alexander V. Ilyasov | Portfolio Manager | World Asset Management, Inc.

Mr. Ilyasov joined WAM's predecessor entity in September 2005 as a member of its International Investment Team. Mr. Ilyasov is a portfolio manager on the International Investment Team. Since joining in 2005, Mr. Ilyasov has been involved in supporting WAM's international equity product line.

Kenneth A. Schluchter III | Director, Domestic Investments | World Asset Management, Inc.

Mr. Schluchter has been the lead manager of the Russell 2000 Fund, S&P 500 Fund and Technology Fund since WAM's predecessor entity began serving as sub-adviser to these Funds in 2003. Since joining WAM's predecessor entity in 1995, Mr. Schluchter has been involved in the management of a variety of accounts designed to track the performance of a particular index.

Kevin K. Yousif, CFA | Senior Portfolio Manager | World Asset Management, Inc.

Mr. Yousif has been a portfolio manager of the Russell 2000 Fund, S&P 500 Fund and Technology Fund since WAM's predecessor entity began serving as sub-adviser to these Funds in 2003. Currently, Mr.Yousif is the primary manager of the S&P 500 Fund and the Technology Index Fund. Since joining WAM's predecessor entity in 2000, Mr. Yousif has been involved in the management of a variety of accounts designed to track the performance of a particular index.

The SAI provides additional information regarding each team member's compensation, other accounts managed, and ownership of securities of each Fund.

HISTORY OF THE FUNDS

Prior to November 10, 2003, each of the S&P 500 Fund, the Russell 2000 Fund, and the International Fund was a feeder fund in a master-feeder structure. This means that each Fund did not invest directly in securities, but instead invested its assets in the S&P 500 Index Master Portfolio, the Russell 2000 Master Portfolio, and the International Index Master Portfolio, respectively, each a series of Master Investment Portfolio, a registered open-end management investment company. Each of the S&P 500 Index Master Portfolio, the Russell 2000 Master Portfolio, and the International Index Master Portfolio, in turn, invested directly in a portfolio of securities. The performance information and financial highlights in this Prospectus for the period prior to November 10, 2003 reflect each of those Funds' performance under that master-feeder structure.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI. In addition, by visiting www.etrade.com and going to the Mutual Funds & ETFs section of the website and clicking on the name of the Fund you will see a link to quarterly portfolio holdings for the applicable Fund which provides a full listing of the Fund's portfolio as of the most recent fiscal quarter. Such information is made available within 60 days after the fiscal quarter end after the Fund has filed it publicly with the U.S. Securities and Exchange Commission.

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INVESTMENT AND ACCOUNT POLICIES

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds are not intended to serve as a vehicle for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of Fund shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of Fund shares may force a Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level volatility and investment volatility that are associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. In addition, international funds, like the International Fund, are more susceptible to short-term trading activity resulting from market timing than funds that do not invest in international securities.

The Board has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of Fund shares, to the extent deemed reasonable and practicable. For purposes of these procedures, a "market timer" is defined as an investor who makes two round trips (a purchase and redemption) of more than $10,000 within a sixty (60) day period. If an investor is determined to be a market timer, a Fund may (a) impose trading restrictions on the accounts of such investor as described in the procedures, (b) refuse to open any new account for such investor, or (c) refuse to accept new purchases from such an investor, provided ETAM believes that trades by such an investor would be potentially harmful to the shareholders of the Fund.

Pursuant to the requirements of Rule 22c-2 under the 1940 Act, the Trust or its principal underwriter have entered into agreements with (i) any broker, dealer, bank or other entity holding Fund securities in nominee name, (ii) administrators or trustees of 401(k) plans that maintain an omnibus account with a Fund for trading on behalf of its clients or customers, and (iii) any other financial intermediaries as mandated by Rule 22c-2 (collectively, "Financial Intermediaries"). The agreements require the Financial Intermediaries to provide information to a Fund upon request about shareholders and to execute instructions to restrict or prohibit transactions by shareholders identified by the Fund as having violated the Funds' policies and procedures to prevent short-term trading.

A Fund may suspend or terminate any or all exchange privileges, or terminate or suspend telephone and/or internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. In addition, to discourage short-term trading, a Fund will assess a 1.00% fee on redemptions of Fund shares exchanged or redeemed within 120 days of purchase. With respect to shares held indirectly through Financial Intermediaries, the redemption fee will be assessed on the redemption of shares to the extent that such Financial Intermediaries have the ability to assess redemption fees on the underlying customer or participant accounts. The redemption fee will not be assessed on involuntary redemptions of shares necessary to pay the Account Maintenance Fee or on redemptions of shares purchased with reinvested dividends or distributions.

Any redemption fee collected will be paid to the Funds. The Funds will use the "first-in, first-out" (FIFO) method to determine the 120-day holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is less than 120 days, the redemption fee will be assessed.

PROSPECTUS
27

INVESTMENT AND ACCOUNT POLICIES

The Funds have agreed to waive the redemption fee for Fund shares purchased or sold through automatic rebalancing programs offered by Financial Intermediaries and may waive the redemption fee from time to time in each Fund's sole discretion and change the amount of the redemption fee and the applicable holding period if adequate notice of such change is provided to investors.

To the extent a Fund is able to identify market timing or excessive trading in Fund accounts, the Fund will use its reasonable and best efforts to uniformly apply its policies and procedures. However, there is no guarantee that this goal will be achieved. The Funds' market timing policy applies to all investors, whether investing directly in the Funds or investing indirectly through Financial Intermediaries. Individual trades in omnibus accounts are often not disclosed to the Funds, so the Funds or their principal underwriter have entered into agreements with their Financial Intermediaries to obtain necessary information and assistance with monitoring for trading activity. The Funds must rely on Financial Intermediaries to provide information upon request and execute instructions from the Funds to enforce their policies, even though the Financial Intermediaries' excessive trading policies may differ from those of the Funds. Financial Intermediaries may have difficulty enforcing policies and/or obtaining necessary information particularly with indirect or second tier financial intermediaries. The Funds have the right to terminate transactions in Fund shares with Financial Intermediaries in these instances. Finally, it is important to recognize that "market timing" and "excessive trading" are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Fund to be excessive or market timing could be interpreted differently by others and vice versa.

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HOW TO BUY, SELL AND EXCHANGE SHARES

The Fund calculates its NAV every business day.

PRICING OF FUND SHARES

Each Fund is a no-load fund, which means you may buy or sell shares directly at the NAV (i.e., the value of the Fund's assets less its liabilities divided by the total number of outstanding shares) next determined after E*TRADE Securities or another applicable broker or dealer, as discussed below in "For Purchases Through Participating Fund Networks", receives your request in proper form. If E*TRADE Securities or another applicable broker or dealer receives such request prior to the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day. Each Fund's investments are valued each day the NYSE is open for business as of the close of regular trading on the floor of the NYSE (generally 4:00 p.m., Eastern time). Each Fund reserves the right to change the time at which purchases and redemptions are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists. Shares will not be priced on the days on which the NYSE is closed for trading.

The Funds' investments are valued at the last reported sale price on the securities or commodities exchange on which such securities primarily are traded. If there is no sale that day, then the value will be based on the most recent bid prices. Securities that are traded primarily on the national securities market are priced using the Nasdaq Official Closing Price ("NOCP"), but if the NOCP is not available, such securities are valued at the most recent bid prices. Securities that are traded principally on foreign securities or commodities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges. If market quotations or official closing prices are not readily available or are determined not to accurately reflect the current value of the securities, then such securities are valued at fair value as determined in good faith under procedures established by the Board. To the extent that a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the securities held by a Fund and accordingly, its NAV may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In this regard, the Board has approved the use of certain independent pricing services in determining the fair value of foreign securities that are principally traded in foreign markets when events reasonably determined to be significant occur subsequent to the close of such foreign markets and prior to the time the Fund's NAV is determined. The fair value of such foreign securities will be determined by each Fund (with the assistance of independent pricing services) using correlations between the movement of prices of the foreign securities and indices of domestic securities and other appropriate indicators. Unlike the closing price of a security on a foreign exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Investments in short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates fair market value, based on fair valuation procedures approved by the Board. Each Fund's NAV per share is computed by dividing the value of the Fund's net assets (i.e., the value of the Fund's assets less its liabilities) divided by the total number of outstanding shares of the Fund. Expenses are accrued daily and applied when determining the NAV.

HOW TO BUY/SELL/EXCHANGE SHARES

Shares of the Funds held by certain institutional accounts, including 401(k) plans, are not subject to minimum investment requirements.

PROSPECTUS
29

HOW TO BUY, SELL AND EXCHANGE SHARES

FOR PURCHASES THROUGH E*TRADE ACCOUNTS

MINIMUM INVESTMENT REQUIREMENTS

For your Initial Investment in any Fund through an E*TRADE Account	$5,000
Continuing Minimum Investment*	$5,000
To invest in any Fund for your IRA, Roth IRA, one-person SEP-IRA, or Coverdell education savings account	$3,000
To invest in any Fund for your SIMPLE, SEP-IRA, Profit Sharing or Money Purchase Pension Plan, or 401(a) account	$3,000
To invest in any Fund through a 401(k) Plan	None
PURCHASE ADDITIONAL SHARES:
To buy additional shares of any Fund through the Automatic Investment Plan (see below for additional information)	$100
To buy additional shares of any Fund other than through the Automatic Investment Plan	$250

*  As described below under "Account Maintenance Fee," ETAM will assess an Account Maintenance Fee of $2.50 per quarter if your Fund balance falls below $5,000 for any reason. The Account Maintenance Fee will be waived if your total investment in all E*TRADE Funds held in an E*TRADE Account are $10,000 or more.

To open an E*TRADE Account, you must complete the application available at E*TRADE Financial Centers, through our Website (www.etrade.com) or by calling (800) ETRADE1. You will be subject to E*TRADE Securities' general account requirements as described in E*TRADE Securities' Customer Agreement. Please visit our Website or consult with an E*TRADE Securities Representative for more information about how to fund your account by check or wire.

For investment in the Funds through an E*TRADE Account, each of the Funds requires you to consent to receive all information about the Funds electronically. If you wish to rescind this consent, the Funds will redeem your position in the Funds, unless a new class of shares has been formed for those shareholders who rescinded consent, reflecting the higher costs of paper-based information delivery. Shareholders required to redeem their shares because they revoked their consent to receive Fund information electronically may experience adverse tax consequences.

Nevertheless, E*TRADE Securities reserves the right to deliver paper-based shareholder documents in certain circumstances, at no additional cost to the investor. Shareholder documents include prospectuses, statements of additional information, financial reports, proxies, confirmations and statements. Shareholders may obtain a printed copy of individual shareholder documents at no additional cost by contacting E*TRADE Securities without revoking consent to electronic delivery generally.

You can access E*TRADE Securities' secure trading pages at www.etrade.com. When you buy shares, you will be asked to: (1) affirm your consent to receive all Fund documentation electronically; (2) provide an e-mail address; and (3) affirm that you have read the Prospectus. The Prospectus will be readily available for viewing and printing from the website at www.etrade.com.

Due to increased telephone volume during periods of dramatic economic or market changes, you may experience difficulty in implementing a broker-assisted telephone redemption. In these situations, investors may want to consider trading on-line by accessing our website at www.etrade.com.

E*TRADE FUNDS
30

HOW TO BUY, SELL AND EXCHANGE SHARES

AUTOMATIC INVESTMENT PLAN

In order to set up your E*TRADE Account for automatic investment, you must complete the Automatic Investment—Mutual Funds Authorization Form available through our website (www.etrade.com). After your E*TRADE Account is established you may use the methods described below to buy, sell or exchange shares. You can only sell funds that are held in your E*TRADE Account; which means you cannot "short" shares of any Fund.

You can access the money you have invested in the Fund at any time by selling some or all of your shares back to the Fund. Please note that each Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within 120 days of the date of purchase. As soon as E*TRADE Securities receives the shares or the proceeds from the Fund, the transaction will appear in your E*TRADE Account. This usually occurs the business day following the transaction, but in any event, no later than three days thereafter.

ACCOUNT MAINTENANCE FEE

ETAM will assess an account maintenance fee of $2.50 per quarter per Fund ("Account Maintenance Fee") to offset shareholder-servicing costs if your Fund balance in your E*TRADE Account falls below $5,000 for any reason (including a decline in the value of the Fund's shares). The Account Maintenance Fee is determined and paid at the end of the calendar quarter. The Account Maintenance Fee will not be applied to: (1) assets held in any retirement plan account, including an IRA, Roth IRA, one person SEP-IRA, profit sharing plan, money purchase pension plan or 401(a) or 401(k) account; (2) assets held in any Coverdell education savings account; or (3) shareholders investing in the Fund through means of the Automatic Investment Plan privilege, described in the section of this Prospectus titled "How to Buy, Sell and Exchange Shares — Automatic Investment Plan." Moreover, the Account Maintenance Fee will be waived if your total investment in E*TRADE Funds held in an E*TRADE Account is $10,000 or more. If Fund shares must be redeemed to pay the Account Maintenance Fee, any applicable redemption fee will be waived.

FOR PURCHASES THROUGH PARTICIPATING FUND NETWORKS

MINIMUM INVESTMENT REQUIREMENTS

For your Initial Investment in any Fund	$10,000
PURCHASE ADDITIONAL SHARES:
To buy additional shares for any Fund through an automatic investment plan offered through the participating network (see below for additional information)	$100
To buy additional shares of any Fund other than through an automatic investment plan offered through the participating network (see below for additional information)	$250

PROSPECTUS
31

HOW TO BUY, SELL AND EXCHANGE SHARES

Contact your broker or dealer to find out about its procedures for processing orders to purchase Fund shares. Purchase orders received by your broker or dealer or financial service agent, or its authorized agent prior to the time at which the Fund calculates its NAV (generally 4:00 p.m. Eastern time) on any business day receive that day's NAV. Your broker or dealer is responsible for promptly transmitting properly completed orders to the Fund's transfer agent, which usually means by 4:00 p.m. Eastern time (or the close of the NYSE, whichever is earlier). You may need to place your order earlier in the day with your broker or dealer so that your broker or dealer may meet the deadline.

All shares purchased through fund networks will likely be subject to a transaction fee imposed by the participating fund network.

Investments in the Funds made indirectly through a broker-dealer or financial services agent other than E*TRADE Securities are subject to the policies and fees of that broker-dealer or agent, which may be different than those described in this prospectus. Financial advisers, mutual fund supermarkets and other financial services agents may charge their own transaction and other fees and may set different minimum investments or limitations on buying or selling Fund shares. You should consult your agent if you have any questions.

VERIFICATION OF IDENTITY

Federal law prohibits the Funds and other financial institutions from opening a new account unless they obtain, verify and record the following identifying information: name; date of birth (for individuals); residential or business street address; and social security number, taxpayer identification number, or other identifying numbers. You may also be asked to provide additional identifying information (e.g., a copy of your driver's license, passport or other identifying documents in order to verify your identity). Additional information may be required to open accounts for corporations and other entities. After accounts are opened, to the extent permitted by law or the Funds' customer identification policies and procedures, the Funds reserve the right (i) to place limits on transactions in any account until your identity is verified; or (ii) to refuse an investment in the Funds or to involuntarily redeem your shares and close an account in the event that your identity is not verified. The Funds and their agents will not be responsible for any loss in an account with the Funds resulting from your delay in providing identifying information or from closing an account and redeeming your shares when your identity cannot be verified.

SIGNATURE GUARANTEE

For your protection, certain requests may require a signature guarantee. The Funds will require a signature guarantee for all authorized owners of an account in the following situations: if you transfer the ownership of your account to another individual or organization; when you submit a written redemption for more than $25,000; when you request that redemption proceeds be sent to a different name or address than that which is registered on your account; if you add or change your name or add or remove an owner on your account; and if you add or change the beneficiary on your transfer-on-death account. A signature guarantee is designed to protect you and the Funds against fraudulent transactions by unauthorized persons. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. For additional information with respect to when a signature guarantee is necessary, please call (800) 786-2575.

E*TRADE FUNDS
32

HOW TO BUY, SELL AND EXCHANGE SHARES

You may redeem shares of a Fund on any business day at the NAV next calculated after the receipt of your redemption request in proper form.

REDEMPTIONS

Redemption proceeds are usually sent on the business day after the effective date of a redemption. However, the payment of redemption proceeds for shares purchased by check will be delayed until after the check has cleared, which may take up to 15 days.

The right of redemption may be suspended during any period in which: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed, other than weekends and holidays; (ii) the SEC has permitted such suspension by order; or (iii) an emergency, as determined by the SEC, exists, making disposal of the Funds' portfolio securities or valuation of the Funds' net assets not reasonably practicable.

Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partially by a distribution in-kind of securities. If a redemption is made in-kind, the redeeming shareholder would bear any transaction costs incurred in selling the securities received.

EXCHANGE

You may exchange your shares of each Fund for retail class shares of the E*TRADE Delphi Value Fund or shares of any of the other E*TRADE Funds. An exchange is two transactions: (i) a sale (or redemption) of shares of one fund; and (ii) the purchase of shares of a different fund with the redemption proceeds. Exchange transactions generally may be effected on-line. An exchange may result in the recognition of gain or loss for federal tax purposes. If you are unable to make an exchange on-line for any reason (for example, due to Internet-related difficulties) exchanges by telephone will be made available. After we receive your exchange request, the Fund's transfer agent will simultaneously process exchange redemptions and exchange purchases at the share prices next determined, as further explained under "Pricing of Fund Shares." Shares still subject to a redemption fee will be assessed that fee if exchanged.

You must meet the minimum investment requirements for the Fund into which you are exchanging or purchasing shares. Each Fund reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

TELEPHONIC TRANSACTIONS

The Funds reserve the right to refuse a telephone redemption or exchange request if the Funds believe it is advisable to do so.

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that any Fund reasonably believes that such instructions are genuine. Each Fund and its distributors employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Each Fund may incur liability if it does not follow these procedures.

CERTAIN INSTITUTIONAL INVESTORS

Redemption fees will be assessed on the redemption of shares held indirectly through Financial Intermediaries, to the extent that Financial Intermediaries have the ability to assess redemption fees on the underlying customer or participant accounts.

PROSPECTUS
33

HOW TO BUY, SELL AND EXCHANGE SHARES

The Fund declares and pays dividends according to the schedule below.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Fund will pay all dividends and distribute capital gains, if any, annually. Each Fund may make additional distributions if necessary.

Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Shares are purchased at the NAV determined on the payment date.

TAX CONSEQUENCES

The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's SAI for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

Each Fund generally will not need to pay income tax on amounts it distributes to shareholders, although shareholders will generally be taxed on distributions they receive, depending on their tax status.

Each Fund will distribute substantially all of its income and gains to its shareholders every year. If a Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

You generally will be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. If the Fund designates a dividend as a capital gain distribution, (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than one year), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and certain qualifying dividends on corporate stock. In the absence of further legislation, these rate reductions are currently scheduled to expire for tax years beginning after December 31, 2010. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by each Fund are generally taxed to individual taxpayers:

■  Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

■  Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

■  A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

■  Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

If you invest through a tax-deferred retirement account, such as an IRA, you generally will not need to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange or sale. You generally will have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you hold them. For example, if you sold at a gain Fund shares that you had held for more than one year as a capital asset, then your gain would be taxed at the long-term capital gains tax rate. Various limitations may apply that could restrict the ability to deduct capital losses on any disposition of shares.

Each Fund will send you a tax report each year that will describe the tax aspects of the dividends you received.

As with all mutual funds, each Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (28% for 2008) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service ("IRS") that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

E*TRADE FUNDS
34

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). For the fiscal years ended on or after December 31, 2005, the information has been audited by Tait, Weller & Baker, LLP, whose reports, along with the Funds' financial statements, are included in each Fund's Annual Report. The information for annual periods ended on or before December 31, 2004 has been audited by the Funds' former independent registered public accounting firm. The Funds' Annual Report is available upon request and without charge. The reports expressed an unqualified opinion.

  E*TRADE S&P 500 INDEX FUND

	Year Ended
	12/31/2007		12/31/2006		12/31/2005		12/31/2004		12/31/2003(6)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.25		$9.90		$9.61		$8.84		$6.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income	0.23		0.19		0.17	(2)	0.17	(2)	0.10	(2)
Net realized and unrealized gain (loss) on investments	0.39		1.35		0.29		0.76		1.85
Total from investment operations	0.62		1.54		0.46		0.93		1.95
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.23)		(0.19)		(0.17)		(0.16)		(0.10)
Net realized gain on investments	—		—		—		—		—
Total distributions to shareholders	(0.23)		(0.19)		(0.17)		(0.16)		(0.10)
REDEMPTION FEES ADDED TO PAID-IN-CAPITAL (3)	—		—		—		—		—
NET ASSET VALUE, END OF PERIOD	$11.64		$11.25		$9.90		$9.61		$8.84
TOTAL RETURN (1)	5.46%		15.66%		4.79%		10.62%		28.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$377,089		$388,229		$260,697		$198,965		$129,942
Ratio of expenses to average net assets	0.09	%(4)	0.09	%(4)	0.09	%(4)	0.19	%(4)	0.40	%(4)
Ratio of net investment income to average net assets	1.91	%(5)	1.83	%(5)	1.77	%(5)	1.85	%(5)	1.39	%(5)
Portfolio turnover rate	4.92%		2.54%		3.87%		2.22%		0.65	%(7)

(1) The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions.

(2) Calculated based on average shares outstanding.

(3) Rounds to less than $0.01.

(4) The ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2007, 2006, 2005, 2004 and 2003 were 0.42%, 0.72%, 0.79%, 0.73%, and 0.83%, respectively.

(5) The ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2007, 2006, 2005, 2004, and 2003 were 1.58%, 1.20%, 1.06%, 1.31%, and 0.96%, respectively.

(6) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the S&P 500 Index Master Portfolio.

(7) For the period November 10, 2003 through December 31, 2003.

E*TRADE S&P 500 INDEX FUND
35

FINANCIAL HIGHLIGHTS

  E*TRADE RUSSELL 2000 INDEX FUND

	Year Ended
	12/31/2007		12/31/2006		12/31/2005		12/31/2004		12/31/2003(6)
NET ASSET VALUE, BEGINNING OF PERIOD	$13.61		$12.41		$12.55		$11.17		$7.74
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15		0.15		0.13	(2)	0.11	(2)	0.07	(2)
Net realized and unrealized gain (loss) on investments	(0.37)		2.08		0.41		1.80		3.42
Total from investment operations	(0.22)		2.23		0.54		1.91		3.49
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.23)		(0.14)		(0.12)		(0.08)		(0.06)
Net realized gain on investments	(0.83)		(0.90)		(0.56)		(0.45)		—
Total distributions to shareholders	(1.06)		(1.04)		(0.68)		(0.53)		(0.06)
REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	0.01		0.01		—	(3)	—	(3)	—	(3)
NET ASSET VALUE, END OF PERIOD	$12.34		$13.61		$12.41		$12.55		$11.17
TOTAL RETURN (1)	(1.73)%		18.05%		4.21%		17.30%		45.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$119,788		$124,830		$81,157		$68,119		$33,881
Ratio of expenses to average net assets	0.22	%(4)	0.22	%(4)	0.22	%(4)	0.37	%(4)	0.65	%(4)
Ratio of net investment income to average net assets	1.03	%(5)	1.17	%(5)	1.04	%(5)	0.93	%(5)	0.70	%(5)
Portfolio turnover rate	17.92%		24.98%		29.62%		34.58%		3.53	%(7)

(1) The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions.

(2) Calculated based on average shares outstanding.

(3) Rounds to less than $0.01.

(4) The ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2007, 2006, 2005, 2004, and 2003 were 0.64%, 0.94%, 1.11%, 1.00%, and 1.61%, respectively.

(5) The ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2007, 2006, 2005, 2004, and 2003, were 0.61%, 0.45%, 0.15%, 0.29%, and (0.25)%, respectively.

(6) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Russell 2000 Index Master Portfolio.

(7) For the period November 10, 2003 through December 31, 2003.

E*TRADE RUSSELL 2000 INDEX FUND
36

FINANCIAL HIGHLIGHTS

  E*TRADE INTERNATIONAL INDEX FUND

	Year Ended
	12/31/2007		12/31/2006		12/31/2005		12/31/2004		12/31/2003(6)
NET ASSET VALUE, BEGINNING OF PERIOD	$13.25		$10.89		$9.84		$8.41		$6.21
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.36		0.31		0.24	(2)	0.18	(2)	0.13	(2)
Net realized and unrealized gain (loss) on investments	1.04		2.47		1.06		1.43		2.20
Total from investment operations	1.40		2.78		1.30		1.61		2.33
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.44)		(0.30)		(0.25)		(0.18)		(0.13)
Net realized gain on investments	(0.28)		(0.13)		—		—		—
Total distributions to shareholders	(0.72)		(0.43)		(0.25)		(0.18)		(0.13)
REDEMPTION FEES ADDED TO PAID-IN-CAPITAL	0.01		0.01		—	(3)	—	(3)	—	(3)
NET ASSET VALUE, END OF PERIOD	$13.94		$13.25		$10.89		$9.84		$8.41
TOTAL RETURN (1)	10.68%		25.91%		13.43%		19.38%		38.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$191,677		$124,966		$55,167		$27,515		$11,443
Ratio of expenses to average net assets	0.09	%(4)	0.09	%(4)	0.09	%(4)	0.32	%(4)	0.65	%(4)
Ratio of net investment income to average net assets	2.65	%(5)	2.56	%(5)	2.41	%(5)	2.07	%(5)	1.95	%(5)
Portfolio turnover rate	46.44%		54.64%		58.31%		41.97%		6.27	%(7)

(1) The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions.

(2) Calculated based on average shares outstanding.

(3) Rounds to less than $0.01.

(4) The ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2007, 2006, 2005, 2004, and 2003 were 0.83%, 1.37%, 1.85%, 2.87%, and 3.02%, respectively.

(5) The ratio of net investment income (loss) to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2007, 2006, 2005, 2004, and 2003 were 1.91%, 1.28%, 0.64%, (0.48)%, and (0.42)%, respectively.

(6) Per share amounts and ratios reflect income and expenses assuming inclusion of the fund's proportionate share of the income and expenses of the International Index Master Portfolio.

(7) For the period November 10, 2003 through December 31, 2003.

E*TRADE INTERNATIONAL INDEX FUND
37

FINANCIAL HIGHLIGHTS

  E*TRADE TECHNOLOGY INDEX FUND

	Year Ended
	12/31/2007		12/31/2006		12/31/2005		12/31/2004		12/31/2003
NET ASSET VALUE, BEGINNING OF PERIOD	$5.80		$5.39		$5.31		$5.23		$3.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.01		—	(3)	(0.01	)(2)	0.03	(2)	(0.02	)(2)
Net realized and unrealized gain (loss) on investments	0.96		0.41		0.09		0.08		1.84
Total from investment operations	0.97		0.41		0.08		0.11		1.82
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.01)		—		—		(0.03)		—
Net realized gain on investments	—		—		—		—		—
Total distributions to shareholders	(0.01)		—		—		(0.03)		—
REDEMPTION FEES ADDED TO PAID-IN-CAPITAL (3)	—		—		—		—		—
NET ASSET VALUE, END OF PERIOD	$6.76		$5.80		$5.39		$5.31		$5.23
TOTAL RETURN (1)	16.65%		7.61%		1.51%		2.15%		53.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$46,592		$45,299		$47,752		$55,928		$52,087
Ratio of expenses to average net assets	0.60	%(4)	0.60	%(4)	0.60	%(4)	0.68	%(4)	0.85	%(4)
Ratio of net investment income (loss) to average net assets	(0.08	)%(5)	0.01	%(5)	(0.12	)%(5)	0.64	%(5)	(0.50	)%(5)
Portfolio turnover rate	13.56%		7.44%		3.55%		10.04%		11.22%

(1) The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions.

(2) Calculated based on average shares outstanding.

(3) Rounds to less than $0.01.

(4) The ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2007, 2006, 2005, 2004, and 2003 were 0.94%, 1.25%, 1.32%, 1.25%, and 1.64%, respectively.

(5) The ratio of net investment income (loss) to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2007, 2006, 2005, 2004, and 2003 were (0.26)%, (0.64)%, (0.84)%, 0.07%, and (1.28)%, respectively.

E*TRADE TECHNOLOGY INDEX FUND
38

INVESTMENT ADVISER	E*TRADE Asset Management, Inc. 4500 Bohannon Drive Menlo Park, California 94025 Toll-free: 800-895-9936

ADMINISTRATOR	E*TRADE Asset Management, Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Tait, Weller & Baker LLP

TRANSFER AGENT	PFPC Inc. Toll-free: 800-895-9936

DISTRIBUTOR	E*TRADE Securities LLC P.O. Box 9830 Providence, RI 02940 Toll-free: 800-895-9936

CUSTODIAN	PFPC Trust Company

FOR MORE INFORMATION

For individuals who want more information about any of the Funds in this Prospectus, the following documents are available free upon request as indicated below:

Annual/Semiannual Reports

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. The reports contain a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

Statement of Additional Information (SAI)

The combined SAI, dated May 1, 2008 (as amended from time to time), contains further information about each Fund. The SAI is incorporated into this Prospectus by reference (which means it is legally considered part of this Prospectus).

Contacting the Principal Distributor

The SAI and the most recent annual report and semi-annual report may be obtained without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by reference into this Prospectus unless specifically noted. Shareholders will be notified when a prospectus, prospectus update, amendment, annual or semi-annual report is available. Shareholders may request other information and discuss their questions about a Fund by contacting the Funds' principal distributor at:

Address:	E*TRADE Securities LLC

4500 Bohannon Drive

Menlo Park, California 94025

Telephone:	(650) 331-6000

TOLL-FREE:	(800) 786-2575

Internet:	www.etrade.com

Contacting the Securities and Exchange Commission

Further information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call 1-202-551-8090 for information about the operations of the Public Reference Room. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act File No.: 811-09093

E*TRADE FUNDS

E*TRADE S&P 500 INDEX FUND
E*TRADE INTERNATIONAL INDEX FUND
E*TRADE RUSSELL 2000 INDEX FUND
E*TRADE TECHNOLOGY INDEX FUND
E*TRADE KOBREN GROWTH FUND
E*TRADE DELPHI VALUE FUND
STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2008

This Statement of Additional Information (“SAI”) relates to each series of the E*TRADE Funds (“Trust”) listed above (each a “Fund” or, collectively, the “Funds”). This SAI is not a prospectus and should be read in conjunction with each Fund’s Prospectus dated May 1, 2008 (as amended from time to time). Unless otherwise defined herein, capitalized terms have the meanings given them in each Fund’s Prospectus.

To obtain a free copy of a Fund’s Prospectus and the most recent annual report to shareholders (which is incorporated herein by reference) free of charge, please access our Website online (www.etrade.com) or call our toll-free number at (800) 786-2575. Other information on the Website is not incorporated by reference into this SAI unless specifically noted.

HISTORY OF E*TRADE FUNDS

The Trust is organized as a Delaware statutory trust and was formed on November 4, 1998. The Trust is governed by a Board of Trustees (“Board”) which has the responsibility for the overall management of the Trust.

The Trust currently consists of six active individual series:  E*TRADE S&P 500 Index Fund (“S&P 500 Fund”), E*TRADE International Index Fund (“International Fund”), E*TRADE Russell 2000 Index Fund (“Russell 2000 Fund”), E*TRADE Technology Index Fund (“Technology Fund”) (together, the “Index Funds”), E*TRADE Kobren Growth Fund (“Growth Fund”) and E*TRADE Delphi Value Fund (“Value Fund” and, together with the Growth Fund, the “Actively Managed Funds”). Each Fund is classified as an open-end management investment company and, with the exception of the Technology Fund, are diversified series of the Trust. The Technology Fund is a non-diversified series of the Trust.

THE FUNDS

This SAI pertains to each Fund listed above. Prior to November 10, 2003, each of the International Fund, Russell 2000 Fund and S&P 500 Fund was a feeder fund in a master-feeder structure. This means that each of these Funds did not invest directly in securities, but instead invested its assets in another fund (or Master Portfolio), a series of Master Investment Portfolio. Each Fund’s respective Master Portfolio, in turn, invested directly in a portfolio of securities. Effective November 8, 2003, each of the International Fund, Russell 2000 Fund and S&P 500 Fund withdrew its assets from its respective Master Portfolio and began investing directly in equity securities. As of the close of business on November 17, 2006, the Kobren Growth Fund and Delphi Value Fund, each a series of the Kobren Insight Funds (each a “Predecessor Fund,” together the “Predecessor Funds”), were reorganized as the Growth Fund and

Value Fund, respectively. Historical and financial performance information dated before November 17, 2006 included in the SAI reflects the historical and financial performance of the Funds when they were the Predecessor Funds.

Each Fund, except the Value Fund, offers one class of shares. The Value Fund offers two classes of shares: Retail Class and Institutional Class.

E*TRADE Asset Management, Inc. (“ETAM” or “Adviser”) serves as the investment adviser for each Fund. World Asset Management, Inc. (“WAM” or a “Sub-adviser”) is the sub-adviser to each Index Fund. WAM replaced Barclay’s Global Fund Advisors (“BGFA”) as the sub-adviser to the Technology Fund on September 15, 2003.  Kobren Insight Management (“KIM” or a “Sub-adviser”) serves as the sub-adviser to the Growth Fund and Delphi Management, Inc. (“Delphi” or a “Sub-adviser”) serves as the sub-adviser to the Value Fund.

The investment objectives of the Funds are not fundamental and therefore, can be changed by the Board without the approval of a majority (as defined in the Investment Company Act of 1940, as amended, and the rules thereunder (“1940 Act”)) of the respective Fund’s outstanding voting securities, upon 60 days’ prior written notice of such change being provided to the Fund’s shareholders.

INVESTMENT STRATEGIES AND RISKS

The following supplements the discussion in each Fund’s Prospectus of the investment strategies, policies and risks of each of the Funds. Unless otherwise specified, the investment strategies, policies and risks described herein apply to all of the Funds and may also apply to the underlying funds in which the Growth Fund invests. These investment strategies and policies may be changed without approval of the shareholders of the Funds, unless otherwise noted.

EXCHANGE TRADED FUNDS

Each Fund may purchase shares of exchange-traded funds (“ETFs”). ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF may represent a fixed portfolio of securities designed to track a particular market segment or index or may be actively managed. Typically, a Fund would purchase shares of an index-based ETF in order to obtain exposure to the stock market while maintaining flexibility to meet liquidity needs of the Fund. When used in this fashion, ETF shares may enjoy several advantages over futures and other investment alternatives. For example, depending on market conditions, the holding period, and other factors, ETF shares can be less costly. In addition, ETF shares generally can be purchased for smaller sums than corresponding contracts and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies. Therefore, each Fund’s purchases of ETF shares generally are subject to the limitations described under the heading “Investment Company Securities” below.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

FLOATING-RATE AND VARIABLE-RATE OBLIGATIONS

Each Fund may purchase floating-rate and variable-rate notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months. Variable rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations, which are not so rated only if the Fund’s Sub-adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which a Fund may invest. None of the Funds will invest more than 10% of the value of its respective total net assets in floating-rate or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

DERIVATIVES, HEDGING AND OTHER STRATEGIES

Hedging is an attempt to establish the effective price or rate of return on portfolio securities or securities that a fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated.

As part of its hedging strategies, each Fund may invest in one or more types of derivatives. Derivatives generally are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices. Derivatives in which the Funds may invest include, but are not limited to: asset-backed securities, foreign currency futures contracts (International Fund only), forward foreign currency exchange contracts (International and Actively Managed Funds only), futures contracts, options on futures, hybrid instruments, and options transactions.

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. A Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on these currencies.

A Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund’s portfolio securities. These futures contracts may include contracts for the future delivery of securities held by a Fund with characteristics similar to those of its portfolio securities. Similarly, a Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of a Fund’s Sub-adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into these futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of these futures contracts, the Fund’s Sub-adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. A Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

OPTIONS

Each Fund may purchase put or call options on securities to protect its holdings against a substantial decline in market value, to protect against substantial increases in the prices of securities that a Fund intends to purchase pending its ability to invest in an orderly manner in those securities, respectively (such as a securities index based on securities in which it may invest), or any currency in which a Fund’s investments may be denominated. The purchase of put options on securities will enable a Fund to preserve, at least partially, value in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or currencies of the type in which it may invest. A Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise it would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund’s portfolio securities or the currencies in which they are denominated. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise it would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of a Fund’s portfolio securities.

Options transactions of a Fund will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which these options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of a Fund’s Sub-adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

WRITING COVERED OPTIONS

A call option on securities or currency written by an Actively Managed Fund obligates it to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by an Actively Managed Fund obligates it to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive an Actively Managed Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive an Actively Managed Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by an Actively Managed Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Actively Managed Fund’s obligation under the option, (ii) entering into an offsetting forward commitment, and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Actively Managed Fund’s net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. An Actively Managed Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

An Actively Managed Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under an OTC option may be terminated only by entering into an offsetting transaction with the counterparty to the option. These purchases are referred to as “closing purchase transactions.”

SECURITIES INDEX OPTIONS

Each Fund may purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Fund’s securities or securities it intends to purchase. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed “index multiplier.” A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index while others may be based on a narrower market index. Indexes may also be based on an industry or market segment such as, for example, the Computer and Business Equipment Index, or various other fixed income sectors.

RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS

There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, it will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following:  (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that counterparties participating in these transactions will not fulfill their obligations.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the ability of a Fund’s Sub-adviser to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

FUTURES CONTRACTS

Each Fund may use futures contracts as a substitute for a comparable market position in the underlying securities or to seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates. A futures contract is an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments on variation margin.

The Index Funds each may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index on or before the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Index Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when an Index Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select portfolio securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain “cover” or to segregate securities in connection with hedging transactions and the possible inability of the Fund to close out or to liquidate its hedged position.

Pursuant to regulations or published positions of the SEC, a Fund may be required to segregate liquid portfolio securities, including cash, in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

Futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

The use of futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies, which are the subject of the hedge. The successful use of futures strategies also depends on the ability of ETAM or the Fund’s Sub-adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

POTENTIAL LACK OF A LIQUID SECONDARY MARKET

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market may be lacking. Prior to exercise or expiration, a futures position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures position only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on a Fund’s ability effectively to hedge its securities, or the relevant portion thereof.

The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

TRADING AND POSITION LIMITS

Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. ETAM and the Funds’ Sub-advisers do not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding a Fund’s investments.

REGULATIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Funds are operated pursuant to an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and therefore not subject to registration or regulation as a commodity pool or commodity pool operator under that Act.

Futures contracts have been designed by exchanges which have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange.

When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be segregated with the Fund’s custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

A Fund’s ability to engage in the hedging transactions described herein may be limited by the Fund’s investment objective and strategies as well as the policies and concerns of various federal and state regulatory agencies provided such change complies with the Fund’s investment objective, strategies and regulatory limits. Such policies may be changed by vote of the Board.

ETAM or a Fund’s Sub-adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with the Fund’s investment objective. These procedures include providing periodic reports to the Board concerning the use of derivatives.

OPTIONS ON FUTURES CONTRACTS

The Funds may purchase exchange-traded call and put options on futures contracts which will give a Fund the right (but not the obligation) for a specified time to sell or to purchase, respectively, the underlying futures contract at any time during the option period. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Options on futures contracts can be used by the Funds to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The Funds will not engage in transactions in options on futures contracts for speculation. None of the Funds will commit more than 5% of its total assets to premiums when purchasing call or put options.

The Funds may write options on futures. The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Funds in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that these closing transactions can be effected. A Fund’s ability to establish and close out positions on these options will be subject to the development and maintenance of a liquid market.

FOREIGN CURRENCY FUTURES CONTRACTS (International Fund only)

The International Fund may attempt to hedge or protect the value of its securities by purchasing and selling foreign currency futures contracts. A foreign currency futures contract is an agreement between two parties for the future delivery of a specified currency at a specified time and at a specified price. A “sale” of a futures contract means the contractual obligation to deliver the currency at a specified price on a specified date, or to make the cash settlement called for by the contract.

In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, the International Fund may buy or sell currency futures contracts. If a fall in exchange rates for a particular currency is anticipated, the International Fund may sell a currency futures contract as a hedge. If it is anticipated that exchange rates will rise, the International Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the International Fund intends to purchase. These futures contracts will be used only as a hedge against anticipated currency rate changes.

A currency futures contract sale creates an obligation by the International Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the International Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction.

In connection with transactions in foreign currency futures, the International Fund will be required to deposit as “initial margin” an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as “variation margin”) are made to and from the broker to reflect changes in the value of the futures contract.

While futures contracts based on currencies do provide for the delivery and acceptance of a particular currency, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. The International Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, the International Fund must provide cash or money market securities as a deposit known as “margin.” The initial deposit required will vary, but may be as low as 2% or less of a contract’s face value. Daily thereafter, the futures contract is valued through a process known as “marking to market,” and the International Fund may receive or be required to pay “variation margin” as the futures contract becomes more or less valuable.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (International and Actively Managed Funds only)

Investments by the International and Actively Managed Funds in foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. To attempt to minimize risks to these Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies, these Funds may engage in foreign currency transactions on a spot (i.e., cash) basis and may purchase or sell forward foreign currency exchange contracts (“forward contracts”). The International Fund may also purchase and sell foreign currency futures contracts (see “Foreign Currency Futures Contracts”). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

Forward contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and is traded at a net price without commission. A Fund will direct its custodian, to the extent required by applicable regulations, to segregate high-grade liquid assets in an amount at least equal to its obligations under each forward contract. Neither spot transactions nor forward contracts eliminate fluctuations in the prices of a Fund’s portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of the security (a “transaction hedge”). In addition, when a Fund’s Sub-adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency, or when its Sub-adviser believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a “position hedge”).

A Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where its Sub-adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the portfolio securities are denominated (a “cross-hedge”).

Foreign currency hedging transactions are an attempt to protect the Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. The Fund’s Sub-adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

RISK FACTORS ASSOCIATED WITH FUTURES TRANSACTIONS

The Funds intend to use future contracts and options as part of their short-term liquidity holdings and/or as substitutes for comparable market positions in the underlying securities. The effective use of futures strategies depends on, among other things, a Fund’s ability to terminate futures positions at times when ETAM or the Fund’s Sub-adviser deems it desirable to do so. Although the Funds will not enter into a futures position unless ETAM or the Fund’s Sub-adviser believes that a liquid secondary market exists for such future, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Funds generally expect that their futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges. A Fund’s success in using futures depends on the degree of price correlation between the futures position and the portfolio position. Perfect correlation will be impossible to achieve. In the event of an imperfect correlation between a futures position and the portfolio position being hedged, the desired protection may not be obtained and the Fund may be exposed to risk of loss. For currency related risks, see “Risk of Imperfect Correlation” below.

Futures transactions involve brokerage costs, require margin deposits and, in the case of contract and options obligating a Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of these contracts and options. While futures transactions may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

During periods of extreme volatility, a commodity or options exchange may suspend or limit trading in an exchange-traded futures contract, which may make the contract temporarily illiquid and difficult to price. Some over the counter (“OTC”) options may be illiquid, while others may be determined to be liquid in accordance with procedures established by the Trustees. A Fund’s ability to terminate such contracts may depend on the cooperation of the counterparties. For thinly traded derivative contracts, the only source of price quotations may be the selling dealer or counterparty.

In addition to the foregoing risk factors, the following sets forth certain information regarding the potential risks associated with the International Fund’s futures transactions.

RISK OF IMPERFECT CORRELATION

The International Fund’s ability effectively to hedge currency risk through transactions in foreign currency futures depends on the degree to which movements in the value of the currency underlying such hedging instrument correlate with movements in the value of the relevant securities held by the International Fund. If the values of the securities being hedged do not move in the same amount or direction as the underlying currency, the hedging strategy for the International Fund might not be successful and the International Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the currency underlying a futures contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the International Fund’s overall return could be less than if the hedging transactions had not been undertaken.

Under certain extreme market conditions, it is possible that the International Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the International Fund.

The International Fund will purchase or sell futures contracts only if, in ETAM’s or the International Fund’s Sub-adviser’s judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the International Fund’s portfolio for the hedge to be effective. There can be no assurance that ETAM’s or the International Fund’s Sub-adviser’s judgment will be accurate.

FUTURE DEVELOPMENTS

Each Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by a Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund’s investment objectives and legally permissible for that Fund.

FOREIGN SECURITIES

The foreign securities in which the Funds may invest include depositary receipts, common stocks, preferred stocks, warrants, convertible securities and other securities of issuers organized under the laws of countries other than the United States. Such securities also include equity interests in foreign investment funds or trusts, real estate investment trust securities and any other equity or equity-related investments whether denominated in foreign currencies or U.S. dollars. The Actively Managed Funds may invest only in foreign securities that are depositary receipts, such as American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”). See “Depositary Receipts” below.

Investments in foreign securities, including ADRs, EDRs and similar securities, involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer and foreign equity markets may be less liquid than U.S. markets and may be subject to delays in the settlement of portfolio transactions.

Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. In addition, brokerage costs and other transactions costs may be higher than in the United States. Generally, multinational companies may be more susceptible to effects caused by changes in the economic climate and overall market volatility.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.

Because foreign securities may be denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the assets from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to the investor by a mutual fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

Income (possibly including, in some cases, capital gains) received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Any such taxes paid by a Fund will reduce the net income of a Fund available for distribution. Special tax considerations apply to foreign securities.

The value of foreign investments and the investment income derived also may be affected (either favorably or unfavorably) by exchange control regulations. It is expected that the Actively Managed Funds will invest only in securities denominated in foreign currencies that, at the time of the investment, are fully exchangeable into U.S. dollars without legal restriction at the time of investment. However, there is no assurance that currency controls will not be imposed after the time of investment.

EMERGING MARKETS

Risks may be intensified in the case of investments by a Fund in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in more developed nations, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in emerging market countries may have limited marketability and may be subject to more abrupt or erratic price movements. Debt obligations of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

DEPOSITARY RECEIPTS

The Funds may purchase ADRs, EDRs, Global Depositary Receipts (“GDRs”) and Canadian Depositary Receipts (“CDRs”). ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying foreign securities. EDRs and GDRs are issued by European financial institutions. Certain institutions issuing depositary receipts may not be sponsored by the issuer. CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer. Investments in these types of securities involve similar risks to investments in foreign securities.

Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts in which each of the Funds may invest are typically denominated in U.S. dollars, but may be denominated in other currencies. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts evidencing ownership of a foreign corporation also involve the risks of other investments in foreign securities. For purposes of the International Fund’s investment policies and limitations, the International Fund’s investments in depositary receipts will be deemed to be investments in the underlying securities of common stocks in the MSCI EAFE Index. Investors holding depositary receipts may incur additional costs as well (such as for the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services).

OBLIGATIONS OF FOREIGN GOVERNMENTS, BANKS AND SUPRANATIONAL ENTITIES

Each Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by its Sub-adviser to be of comparable quality to the other obligations in which the Fund may invest.

To the extent that such investments are consistent with its respective investment objectives, each Fund may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of a Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Each Fund may also invest a portion of its total assets in high quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS

Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate.

Certain of the securities in which a Fund may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. A Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment.

Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Each Fund will establish a segregated account in which it will maintain cash or liquid securities in an amount at least equal in value to its commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ILLIQUID SECURITIES

To the extent that such investments are consistent with its investment objective, each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which each Fund cannot exercise a demand feature on not more than seven days’ notice and as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.

It is possible that privately issued or unregistered securities purchased by a Fund could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities. Privately issued or Rule 144A securities that are determined by ETAM or each Fund’s Sub-adviser to be “illiquid” are subject to each

Fund’s policy of not investing more than 15% of its net assets in illiquid securities. ETAM and each Fund’s Sub-adviser, under guidelines approved by the Board of Trustees of the Trust, will evaluate the liquidity characteristics of each Rule 144A security proposed for purchase on a case-by-case basis. Restricted securities that are eligible for resale in reliance on Rule 144A, and commercial paper offered under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), are not subject to the Funds’ 15% limit on illiquid investments if they are determined to be liquid in accordance with procedures approved by the Trustees.

An underlying fund whose shares are held by the Growth Fund is obligated to redeem these shares only in an amount up to 1% of the underlying fund’s outstanding securities during any 30-day period. Accordingly, because the Growth Fund and its affiliates may together acquire up to 3% of an underlying fund’s shares, if the Growth Fund decides to sell its entire position in an underlying fund, it may need up to 90 days to completely implement this decision. In addition, the Growth Fund’s holdings of underlying fund shares representing more than 1% of any underlying fund’s outstanding securities may be subject to the 15% limitation on illiquid investments. However, since the Growth Fund has reserved the right to pay redemption requests in portfolio securities, shares of an underlying fund will be liquid in the hands of a shareholder that received them as part of a redemption in kind.

An underlying fund may elect to pay the proceeds of the Growth Fund’s redemption request through a distribution in-kind of portfolio securities, instead of cash. If the Growth Fund receives securities that are not considered by its Sub-adviser to be desirable investments, the Growth Fund will incur additional transaction costs in disposing of the securities.

INDEX FUNDS

The net asset value of the Index Funds, as with all funds that are not actively managed, may be disproportionately affected by, among other things, the following risks: short-term and long-term changes in the characteristics of the companies whose securities make up the applicable index; index rebalancing, which may result in reduced returns or volatility for and affect the portfolio turnover rate of an Index Fund; modifications in the criteria for companies selected to make up an index; suspension or termination of the operation of an index; and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of the index. For the S&P 500 Fund, the Fund may be affected by modifications in the criteria for companies selected to make up the Fund’s holdings due to regulatory limits on the Fund’s holdings of securities issued by E*TRADE FINANCIAL Corporation (“E*TRADE FINANCIAL”), which is currently in the index in which the S&P 500 Fund invests.

SECURITIES RELATED BUSINESSES

The 1940 Act limits the ability of each Fund to invest in securities issued by companies deriving more than 15% of their gross revenues from securities related activities (“financial companies”). If the index in which an Index Fund invests provides a higher concentration in one or more financial companies, that Fund may experience increased tracking error due to the limitations on investments in financial companies.

INITIAL PUBLIC OFFERINGS (Russell 2000 and Value Funds only)

Although it is not a principal investment strategy, the Russell 2000 and Value Funds may purchase shares issued in initial public offerings (“IPOs”). Although companies can be any age or size at the time of their IPOs, they are often smaller and have a limited operating history, which involve a greater potential for the value of their securities to be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company’s securities to be particularly volatile at the time of its IPO and for a period thereafter. Because of the nature of IPOs and the fact that such securities may not be part of the Russell 2000 Index at the time of the Russell 2000 Fund’s purchase, those investments in IPOs may cause the Russell 2000 Fund to track the Russell 2000 Index less closely and may cause the Russell 2000 Fund’s performance to track the performance of the Russell 2000 Index less closely.

INVESTMENTS IN SMALL, UNSEASONED COMPANIES (Value, Russell 2000 and Technology Funds only)

The Value, Russell 2000 and Technology Funds may invest in small, unseasoned companies. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than what might otherwise be the case. If other investment companies and investors who invest in these issuers sell the same securities when one of these Funds attempt to dispose of its holdings, the Fund may receive lower prices than what might otherwise be obtained.

SECURITIES UNDERWRITTEN BY AFFILIATES OF ETAM OR A SUB-ADVISER

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Funds may purchase securities that are offered in underwritings in which affiliates of ETAM or a Fund’s Sub-adviser participates, including E*TRADE Securities LLC (“E*TRADE Securities”). These procedures prohibit the Funds from directly or indirectly benefiting affiliates of ETAM or a Fund’s Sub-adviser in connection with such underwritings. In addition, for underwritings where affiliates of ETAM or a Fund’s Sub-adviser participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

INVESTMENT COMPANY SECURITIES

Investment companies, commonly referred to as “mutual funds”, pool the investments of many investors and use professional management to select and purchase securities of different issuers for their portfolios. Some mutual funds invest in particular types of securities (i.e., equity or debt), some concentrate in certain industries or countries, and others may invest in a variety of securities to achieve a particular type of return or tax result. Some of the underlying funds in which the Funds may invest are, like the Funds,

“open-end” funds and can readily redeem their shares. The Funds may also purchase shares of exchange-listed closed-end funds and ETFs. Any investment in a mutual fund involves risks. Even though the Funds may invest in a number of mutual funds, this investment strategy cannot eliminate investment risk. Investing in mutual funds through a fund involves additional and duplicative expenses and certain tax results that would not be present if an investor were to make a direct investment in an underlying fund.

For example, as a shareholder of another mutual fund, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees and administrative expenses. The underlying funds may incur distribution expenses in the form of Rule 12b-1 fees. A Fund may indirectly bear expenses paid by underlying funds related to the distribution of such mutual funds’ shares. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations. An investor could invest directly in the underlying funds.

Except as described below, each Fund except the Growth Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund.

Pursuant to an order issued by the SEC, and procedures approved by the Board, each Fund may invest in iShares ETFs in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. See also the earlier discussion under “Exchange Traded Funds.”

The Growth Fund invests primarily in mutual funds. The Growth Fund, together with the other series of the Trust and any “affiliated persons” (as defined in the 1940 Act), may purchase only up to 3% of the total outstanding securities of an underlying mutual fund. Accordingly, when affiliated persons of ETAM and KIM hold shares of any of the underlying funds, the Growth Fund’s ability to invest fully in shares of such mutual funds is restricted, and KIM must then, in some instances, select alternative investments for the Fund that would not have been its first investment choice.

The 1940 Act also provides that a mutual fund whose shares are purchased by the Growth Fund is obliged to redeem shares held by the fund only in an amount up to 1% of the underlying mutual fund’s outstanding securities during any 30-day period. Accordingly, because the Growth Fund and its affiliates may together acquire up to 3% of an underlying fund’s shares, if the Growth Fund decides to sell its entire position in an underlying fund it may need up to 90 days to completely implement this decision. In addition, shares held by a fund in excess of 1% of an underlying mutual fund’s outstanding securities may be considered not readily marketable securities. Together with other illiquid securities, these mutual funds may not exceed 15% of net assets of the Growth Fund. However, since the Growth Fund has reserved the right to pay redemption requests in portfolio securities, shares of underlying fund will be liquid in the hands of a shareholder that received them as part of a redemption in kind. These limitations are not fundamental and may therefore be changed by the Board of Trustees of the Trust without shareholder approval.

Under certain circumstances, an underlying fund may determine to make payment of a redemption request by the Growth Fund (wholly or in part) by a distribution in-kind of securities from its portfolio instead of in cash. As a result, the Growth Fund may hold securities distributed by an underlying fund until such time as KIM determines it appropriate to dispose of such securities. Such disposition will impose additional costs on the Growth Fund.

Investment decisions by the investment advisers of the underlying funds of the Growth Fund are made independently of the Growth Fund, ETAM and KIM. At any particular time, one underlying fund of the Growth Fund may be purchasing shares of an issuer whose shares are being sold by another underlying fund of the Growth Fund. As a result, the Growth Fund would indirectly incur certain transaction costs without accomplishing any investment purpose. The Growth Fund limits its investments in underlying funds to mutual funds whose shares the Growth Fund may purchase without the imposition of an initial sales load. As a result of the Growth Fund’s policies of investing in other mutual funds, an investor may receive more taxable capital gain distributions than if he or she invested directly in the Growth Fund’s underlying funds. See “Dividends, Distributions and Taxes” below.

LETTERS OF CREDIT

Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which each Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must be of investment quality comparable to other permitted investments of a Fund.

REPURCHASE AGREEMENTS

To the extent permitted by its respective investment policies, each Fund may enter into repurchase agreements. A Fund may enter into repurchase agreements wherein the seller of a security to that Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller’s obligation to repurchase, and the Fund’s obligation to resell the instrument at a fixed price usually not more than one week after its purchase.  PFPC Trust Company (“PFPC Trust”), as custodian, or another custodian for purposes of repurchase agreement transactions only, has custody of, and holds in a segregated account, securities acquired as collateral by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (“SEC”) to be loans by a

Fund. Each Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by that Fund, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below the repurchase price. ETAM and/or each Fund’s Sub-adviser monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Fund may be delayed or limited.

While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to a Fund in connection with insolvency proceedings), it is the policy of ETAM and a Fund’s Sub-adviser, if applicable, to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. ETAM and each Fund’s Sub-adviser consider on an ongoing basis the creditworthiness of the institutions with which a Fund enters into repurchase agreements.

LENDING OF PORTFOLIO SECURITIES (Index and Value Funds only)

A Fund may lend portfolio securities to certain broker-dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. The Fund may call a loan and obtain the securities loaned at any time generally on less than five days’ notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Trust, on behalf of the Funds, may enter into an agency agreement with a financial institution to act as the Funds’ agent in making loans of portfolio securities and to invest the cash collateral received, subject to the supervision and control of ETAM or the Sub-adviser, as the case may be. The Funds may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by ETAM, the Sub-adviser or the Trust’s agent to be creditworthy and when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If ETAM or the Sub-adviser, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Fund.

Under procedures adopted by the Board, the Funds are permitted to invest collateral from securities loans in (i) securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and related custodial receipts; (ii) commercial paper and other obligations issued or guaranteed by U.S. or foreign corporations; (iii) U.S. dollar denominated obligations issued by U.S. or foreign banks with deposits over $25 billion and equity over $5 billion; (iv) repurchase agreements for the instruments in (i) through (iii); (v) fixed time deposits with maturities of seven days or less and (vi) unaffiliated money market funds that comply with Rule 2a-7 under the 1940 Act and have been approved by the Funds.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENT PURPOSES

Each Fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity or for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when “defensive” strategies are appropriate. The instruments in which a Fund may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other deposit accounts and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc.  (“Moody’s”) or “A-1+” or “A-1” by Standard & Poor’s Corporation (“S&P”), or, if unrated, of comparable quality as determined by ETAM or a Fund’s Sub-adviser; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least “Aa” by Moody’s or “AA” by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and, in the opinion of ETAM or the Fund’s Sub-adviser, are of comparable quality to obligations of U.S. banks which may be purchased by each Fund. For temporary defensive purposes, the International Fund also may invest in fixed income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

BANK OBLIGATIONS

Each Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay a fund deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits, which may be held by each Fund, will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations in which the Funds may invest include, among others, uninsured, direct obligations, interest bearing fixed-rate, floating-rate or variable-rate notes and bonds. See “Floating-Rate and Variable-Rate Obligations”.

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting domestic obligations. Among other things, liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable obligations of U.S. banks, a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, foreign deposits may be seized or nationalized, foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS

Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. ETAM and/or the Fund’s Sub-adviser monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Each Fund may also invest in non-convertible corporate debt securities (e.g., bonds and debentures). The Funds will only invest in such instruments which have not more than one year remaining to maturity at the date of settlement. Each Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least “Aa” by Moody’s, or “AA” by  S&P. Subsequent to purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. ETAM and/or the Sub-adviser will consider such an event in determining whether a Fund should continue to hold the obligation. To the extent a Fund continues to hold such obligations, it may be subject to additional risk of default.

To the extent the ratings given by Moody’s or S&P or other nationally recognized statistical rating organizations (“NRSROs”) may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Funds’ Prospectus and in this SAI. The ratings of Moody’s and S&P and other NRSROs are more fully described in the attached Appendix A to this SAI.

U.S. GOVERNMENT OBLIGATIONS

Each Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. U.S. Government obligations may vary in terms of the degree of support afforded by the U.S. Government. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some U.S. Government obligations are supported by the full faith and credit of the United States or U.S. Treasury guarantees, such as U.S. Treasury bills, notes and bonds and GNMA certificates. Other obligations of such agencies or instrumentalities of the U.S. Government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury such as those issued by the Federal Home Loan Banks. Others are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality such as those issued by the Federal National Mortgage Association or by the credit of the agency or instrumentality issuing the obligation, such as those of the Student Loan Marketing Association.

In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

UNRATED, DOWNGRADED AND BELOW INVESTMENT GRADE INVESTMENTS

Each Fund may purchase instruments that are not rated if, in the opinion of ETAM or the Sub-adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by that Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by that Fund. Neither event will require a sale of such security by a Fund provided that the amount of such securities held by the Fund does not exceed 5% of the Fund’s net assets in the case of the Index Funds and 35% of the Fund’s net assets in the case of the Actively Managed Funds. To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this SAI. The ratings of Moody’s and S&P are more fully described in Appendix A to this SAI.

Because none of the Funds is required to sell downgraded securities, a Fund could hold up to the stated limit of its net assets in debt securities rated below “Baa” by Moody’s or below “BBB” by S&P or an equivalent rating by any other NRSRO or in unrated, low quality (below investment grade) securities. Although such securities may offer higher yields than do higher rated securities, investments in low-rated and unrated, low-quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated and unrated, low-quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of a Fund’s shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated or unrated, low-quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated or unrated, low-quality debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent it holds low-rated or unrated low-quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if a Fund held exclusively higher rated or higher quality securities.

Low-rated or unrated, low-quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities may be more or less sensitive to interest rate changes than higher rated or higher-quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated or unrated, low-quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield, high risk securities and of the Fund’s net asset value. If the issuer of the debt securities defaults, a Fund may incur additional expenses to seek recovery.

Yields on high yield, high risk securities will fluctuate over time. Furthermore, in the case of high yield, high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

WARRANTS (S&P 500 and Technology Funds Only)

The S&P 500 and Technology Funds may invest up to 5% of their respective net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), including not more than 2% of each of their net assets in warrants which are not listed on the New York or American Stock Exchanges. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation’s capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The S&P 500 and Technology Funds may only purchase warrants on securities in which they may invest directly.

INDUSTRY CONCENTRATION (Technology and Growth Funds only)

The Technology Fund does, and an underlying fund in which the Growth Fund invests may, concentrate its investments within one industry. Since the investment alternatives within one industry are limited, the value of the shares of such an underlying fund and the Technology Fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

SHORT SALES (Actively Managed Funds only)

The Actively Managed Funds may sell securities short. In a short sale, a fund sells stock it does not own and makes delivery with securities “borrowed” from a broker. The fund then becomes obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is obligated to pay to the lender any dividends or interest accruing during the period of the loan. In order to borrow the security, the fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

When it engages in short sales, an Actively Managed Fund must also deposit in a segregated account an amount of cash or liquid securities equal to the difference between (1) the market value of the securities sold short and (2) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, a segregated account must be maintained by that Fund (or the underlying fund) daily at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short.

An Actively Managed Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the replaces the borrowed security. A Fund will realize a gain if the security declines in price between such dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the fund may be required to pay in connection with a short sale.

SHORT SALES “AGAINST THE BOX”

A short sale is “against the box” if at all times when the short position is open, a fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities sold short.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND LEVERAGE

The Funds may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes. Under the 1940 Act, registered management investment companies such as the Funds are required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore such coverage if it should decline to less than 300% due to market fluctuation or otherwise. Such a sale must occur even if disadvantageous from an investment point of view. The aggregate amount of borrowings and reverse repurchase agreements (for any purpose) may not exceed one-third of a Fund’s total assets.

The Funds may also borrow money from banks or through reverse repurchase agreements for leverage purposes. Using the cash proceeds of reverse repurchase agreements to finance the purchase of additional investments is a form of leverage. Leverage magnifies the sensitivity of the net asset value of the Funds to changes in the market prices of its portfolio securities.

Leveraging exaggerates the effect of any increase or decrease in the value of portfolio securities on a fund’s net asset value. In addition, money borrowed is subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income and gains from the securities purchased with borrowed funds.

FIXED INCOME SECURITIES

The value of fixed income securities, including U.S. government securities, varies inversely with changes in interest rates. When interest rates decline, the value of fixed income securities tends to rise. When interest rates rise, the value of fixed income securities tends to decline. The market prices of zero coupon, delayed coupon and payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than the market prices of securities providing for regular cash interest payments.

In addition, fixed income securities are subject to the risk that the issuer may default on its obligation to pay principal and interest. The value of fixed income securities may also be reduced by the actual or perceived deterioration in an issuer’s creditworthiness, including credit rating downgrades.

Fixed income securities may be subject to both call (prepayment) risk and extension risk. Call risk is the risk that an issuer of a security will exercise its right to pay principal on an obligation earlier than scheduled. Early principal payments tend to be made during periods of declining interest rates. This forces the affected fund to reinvest the unanticipated cash flow in lower yielding securities. Extension risk is the risk that an issuer will exercise its right to pay principal later than scheduled. This typically happens during periods of rising interest rates and prevents the affected fund from reinvesting in higher yielding securities. Unscheduled principal prepayments and delays in payment can both reduce the value of an affected security. Unlike most conventional fixed income securities, mortgage-backed and asset-backed securities are generally subject to both call (prepayment) risk and extension risk.

MASTER DEMAND NOTES

An underlying fund of the Growth Fund (particularly an underlying money market fund) may invest up to 100% of its assets in master demand notes. These are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time.

MORTGAGE-BACKED, ASSET-BACKED, INDEXED AND DERIVATIVE SECURITIES

The Actively Managed Funds may invest in mortgage-backed, asset-backed and indexed securities. Some of these securities are considered to be derivative securities. Mortgage-backed securities represent participation interests in pools of adjustable and fixed-rate mortgages. They may be issued by agencies or instrumentalities of the U.S. government or may be privately issued. Unlike conventional debt obligations, mortgage-backed securities typically provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.

Investments in mortgage-backed securities of the Actively Managed Funds may include conventional mortgage pass through securities, stripped mortgage-backed securities (“SMBS”) and certain classes of multiple class collateralized mortgage obligations (“CMOs”). Examples of SMBS include interest only (“IO”) and principal only (“PO”) securities. Senior CMO classes typically have priority over less senior and residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages.

The CMO classes in which an Actively Managed Fund may invest include sequential and parallel pay CMOs, including planned amortization class securities (“PACs”).

The principal and interest on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities generally are not collateralized as securely as mortgage-backed securities.

The Actively Managed Funds may invest in floating rate and other indexed securities. The interest rate and/or the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices, currency rates or other reference prices. In addition, changes in the amount payable on a leveraged indexed security may be a multiple of changes in the reference rate or price. Examples of indexed securities include IOs, POs, inverse floaters, inverse IOs, super floaters, capped floaters, range floaters, dual index or yield curve floaters and Cost of Funds Index (“COFI”) floaters.

Mortgage-backed, asset-backed and indexed securities are subject to different combinations of call (prepayment), extension, interest-rate and other market risks. These risks and the price volatility of a security are magnified to the extent that a security has imbedded leverage. Under adverse market conditions, any of these risks could lead to a decline in the yield on or market value of these securities. In addition, these securities can at times be difficult to price accurately or to liquidate at a fair price.

Conventional mortgage-backed securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs and other senior classes of sequential and parallel pay CMOs usually involve less exposure to prepayment, extension and interest-rate risk than other mortgage-based securities, provided that prepayment rates stay within expected prepayment ranges or collars. Call or prepayment risk is the risk primarily associated with mortgage IOs and superfloaters. Mortgage POs, inverse IOs, inverse floaters, capped floaters and COFI floaters are especially susceptible to extension and interest rate risk. Range floaters are subject to the risk that a designated interest rate will float outside the specified interest rate collar. Dual index floaters are subject to depreciation if there is an unfavorable change in the spread between two designated interest rates.

To the extent that mortgages underlying a mortgage-related security are so-called “sub-prime mortgages” (i.e., mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher.  Sub-prime mortgages also have delinquency rates that are  higher than prime loans.  The downturn in the sub-prime mortgage lending market may have far-reaching consequences into various aspects of the financial sector, and consequently, the net asset value of a Fund may decline in response to such developments.

REITs

The Funds may invest in real estate investment trusts (“REITs”). REITs are companies that invest directly in real estate or in real estate mortgages. Investing in REITs would expose the Funds to the special risks of the real estate and mortgage sectors. These risks include possible downturns in the real estate market, overbuilding, high vacancy rates, reduced or regulated rents, increases in interest rates, unexpected changes in prepayment rates for real estate mortgages, adverse governmental actions, environmental liabilities and natural disasters.

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by the lesser of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund’s are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

Section 5(b)(1) of the 1940 Act defines a “diversified company” as one in which at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issue.

Section 18(f)(1) of the 1940 Act permits a fund to borrow money only from (a) a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a fund and provided further that if a fund’s asset coverage falls below 300%, a fund will, within three business days thereafter or longer as the SEC may permit, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings is at least 300%, or (b) a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a fund’s total assets at the time when the borrowing is made.

As a matter of operating policy, it is the Funds’ understanding that the SEC staff interprets the term “concentration” to mean that a fund will not invest 25% or more of its total assets in a particular industry.

Index Funds

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in an Index Fund’s assets (i.e., due to cash inflows or redemptions) or in market value of the investment or an Index Fund’s assets will not constitute a violation of that restriction.

Unless indicated otherwise below:

1. The International Fund, the S&P 500 Fund and the Technology Fund may not “concentrate” its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time, except that there shall be no limitation with respect to investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by securities issued by the U.S. Government, its agencies or instrumentalities), and provided further that, if the Fund’s investment objective is to track the performance of a particular index, that Fund reserves the right to concentrate in any particular industry or group of closely related industries to approximately the same extent that securities of the companies within a particular industry or group of closely related industries comprise the respective index whose performance that Fund seeks to track.

The Russell 2000 Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted or modified by any regulatory authority having jurisdiction, from time to time except that there shall be no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities (or repurchase agreements thereto); or (ii) any particular industry or group of closely related industries to approximate the extent that the companies whose stocks comprise the Russell 2000 Index (as applicable), or another index that it is the objective of the Fund to track, before fees and expenses, belong to a particular industry or group of closely related industries.

2. The International Fund, the S&P 500 Fund and the Russell 2000 Fund each shall be a “diversified company” as that term is defined in the 1940 Act.

3. The International Fund, S&P 500 Fund and the Technology Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

The Russell 2000 Fund may not borrow money, except as permitted under the 1940 Act and as interpreted and modified by any regulatory authority having jurisdiction, from time to time.

4. The Index Funds may not issue senior securities, except as permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time.

5. The Index Funds may not make loans except as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making loans.

6. The International Fund, the S&P 500 Fund and the Technology Fund may not engage in the business of underwriting securities issued by others, except to the extent that the purchase of permitted investments directly from the issuer thereof or an underwriter for the issuer and the later disposition of such portfolio securities may be deemed an underwriting.

The Russell 2000 Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

7. Each Index Fund may not purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

8. Each Index Fund may not purchase physical commodities or contracts relating to physical commodities.

Actively Managed Funds

The Value and Growth Funds may not:

1.             Invest 25% or more of its total assets in securities of issuers in any one industry (securities issued or guaranteed by the United States government, its agencies or instrumentalities are not considered to represent industries),  or, in the case of the Growth Fund only, in shares of underlying funds (“sector funds”) that each have a policy of concentrating in the same industry. This limitation does not apply to underlying funds that have a policy against concentrating in any one industry and does not preclude the Growth Fund from investing 25% or more of its assets in sector funds generally, provided that cumulative investments in sector funds that all concentrate as a matter of policy in the same industry do not equal or exceed 25% of the Growth Fund’s total assets. The Growth Fund will concentrate in the mutual fund industry.

2.             Borrow money or issue senior securities except to the extent permitted by the 1940 Act.

3.             Make loans of securities to other persons, except loans of securities not exceeding 33 1/3% of the Value Fund’s total assets, investments in debt obligations and transactions in repurchase agreements.

4.             Underwrite securities of other issuers, except insofar as the Value Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.

5.             Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein and real estate acquired as a result of owning securities.

6.             Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by the Value Fund of forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and securities indices; and swaps, caps, floors and collars, as permitted by the Value Fund’s prospectus.

7.             With respect to 75% of the Value Fund’s assets, invest more than 5% of the Value Fund’s assets (taken at market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (1) securities issued or guaranteed by the United States government, its agencies or instrumentalities, or (2) securities of other investment companies.

8.             Issue senior securities except as permitted by the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time.

The 1940 Act currently prohibits the Value Fund from issuing senior securities or borrowing money, except that the Value Fund may borrow from banks or pursuant to reverse repurchase agreements in an amount not exceeding one-third of the Value Fund’s total assets (including the amount borrowed). If borrowings exceed this one-third limitation, for any reason, the Value Fund must reduce the amount of its borrowings to not more than one-third of its total assets within three business days.

NON-FUNDAMENTAL RESTRICTIONS

The following are each Fund’s non-fundamental operating restrictions, which may be changed by the Board without shareholder approval.

International Fund

The International Fund may:

1. invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act or in reliance on exemptive relief granted by the SEC regarding the requirements of Section 12(d)(1) of the 1940 Act, except that the Fund will not purchase any securities of any registered open-end investment company or registered investment trust in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act; and

2. not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

The International Fund will provide its shareholders with at least 60 days’ notice of any change to its non-fundamental investment policy to invest more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in a representative sample of common stocks of issuers that comprise the MSCI EAFE Index (including depositary receipts of such issuers) and other investments that replicate the performance of the MSCI EAFE Index.

S&P 500 Fund

The S&P 500 Fund may:

1. not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

2. invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act or in reliance on exemptive relief granted by the SEC regarding the requirements of Section 12(d)(1) of the 1940 Act, except that the Fund will not purchase any securities of any registered open-end investment company or registered investment trust in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act; and

3. not invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

The S&P 500 Fund will provide its shareholders with at least 60 days’ notice of any change to its non-fundamental investment policy to invest more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities comprising the index that the Fund tracks.

Russell 2000 Fund and Technology Fund

Each Fund may:

1. not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

2. invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act or in reliance on exemptive relief granted by the SEC regarding the requirements of Section 12(d)(1) of the 1940 Act, except that the Fund will not purchase any securities of any registered open-end investment company or registered investment trust in reliance on

Section 12(d)(1)(F) or (G) of the 1940 Act; and

3. not invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act..

Each Fund will provide its shareholders with at least 60 days’ notice of any change to its non-fundamental investment policy to invest more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities comprising the index that the Fund tracks.

Actively Managed Funds

Neither the Value Fund nor the Growth Fund may:

1.             invest more than 15% of its net assets (taken at market value at the time of purchase) in illiquid securities;

2.             make investments for the purpose of exercising control or management; and

3.             invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act or in reliance on exemptive relief granted by the SEC regarding the requirements of Section 12(d)(1) of the 1940 Act, except that the Fund will not purchase any securities of any registered open-end investment company or registered investment trust in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

The mutual funds in which the Growth Fund may invest may, but need not, have the same investment objective or policies as the Growth Fund. The investments that may, in general, be made by underlying funds in which the Growth Fund may invest, as well as the risks associated with such investments, are described in the Growth Fund’s prospectus.

MANAGEMENT OF THE TRUST AND THE FUNDS

TRUSTEES AND OFFICERS

The Board has the responsibility for the overall management of the Funds, including general supervision and review of its investment activities in conformity with Delaware law and the stated policies of the Funds. The Board elects the officers of the Trust who are responsible for administering the Funds’ day-to-day operations. Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below. The Trust consists of six active series.

Name, Address,(1) Age and Position(s) with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
INDEPENDENT TRUSTEES

Cheryl A. Burgermeister Age: 56 Trustee	Since February 2004	Ms. Burgermeister is Trustee, Treasurer and Finance Committee Chairman of the Portland Community College Foundation since 2001. She was a Trustee of the Zero Gravity Internet Fund from 2000 to 2001. She was a Director and Treasurer of the Crabbe Huson family of funds from 1988-1999.	6	The Select Sector SPDR Trust (9 portfolios)

Arthur Dubroff Age: 57 Trustee	Since August 2006	Mr. Dubroff is the Managing Principal of Turnberry Consulting, LLC from February 2002 to present. He served as Chief Financial Officer of Net2Phone, Inc., a provider of Voice over Internet Protocol telephone services, from November 2002 to May 2006. He also served as Chief Financial Officer of Virtual Communities, Inc., a software provider, from July 2000 to December 2007.	6	None

Steven Grenadier Age: 43 Trustee	Since February 1999	Mr. Grenadier is a Professor of Finance at the Graduate School of Business at Stanford University, where he has been employed as a professor since 1992.	6	Nicholas-Applegate Institutional Funds (13 portfolios)

George J. Rebhan Age: 73 Chairman & Trustee	Since December 1999	Mr. Rebhan retired in December 1993, and prior to that he was President of Hotchkis and Wiley Funds (investment company) from 1985 to 1993.	6	Advisor Series Trust (20 portfolios)

INTERESTED TRUSTEE(3)

Michael Curcio Age: 46 Trustee	Since November 2007	Mr. Curcio has been Managing Director, Americas of E*TRADE FINANCIAL since 2002 and President of ETAM since December 2007. He also holds officer or director positions in various other companies in the E*TRADE FINANCIAL organization. Prior to that time, he was Executive Vice President, Customer Relationship Management at TD Waterhouse from January 2002 to September 2002.	6	Board of Governors, Philadelphia Stock Exchange

OFFICER(S) WHO ARE NOT TRUSTEES

Elizabeth Gottfried Age: 47 President	Since March 2006

Ms. Gottfried is Vice President of ETAM. She is also a Senior Director of E*TRADE FINANCIAL and holds officer positions with registered investment advisers that are E*TRADE affiliates. Ms. Gottfried joined E*TRADE in September 2000 and served as Vice President and Treasurer of the Trust before becoming President. Previously, she worked at Wells Fargo Bank from 1984 to 2000 and managed various areas of Wells Fargo’s mutual fund group.

			N/A	N/A

Eric Godes Age: 46 Vice President	Since September 2006

Mr. Godes is Chief Operating Officer of KIM and a Vice President of ETAM. He also holds other officer positions with registered investment advisers that are E*TRADE affiliates. Prior to November 2, 2005, he served as Managing Director and a registered representative of Kobren Insight Brokerage, Inc. and Managing Director of Alumni Capital, LLC, a General Partner to a private investment partnership.

			N/A	N/A

Dilia Caballero Age: 36 Secretary and Chief Legal Officer	Since November 2006

Ms. Caballero joined E*TRADE in October 2006 and currently is an Associate General Counsel of E*TRADE Brokerage Services, Inc. She is also Secretary of ETAM and of various other registered investment advisers that are E*TRADE affiliates. Prior to that time, Ms. Caballero practiced law at Dechert LLP from 1997 through 2006 in the firm’s Financial Services Group.

			N/A	N/A

Matthew Audette Age: 33 Vice President and Treasurer	Since March 2006	Mr. Audette is Vice President and Chief Financial Officer of ETAM and ETGAM. He also holds other positions at E*TRADE affiliates. He joined E*TRADE in 1999.	N/A	N/A

Tim Williams Age: 58 Chief Compliance Officer	Since February 2005

Mr. Williams is Chief Compliance Officer of ETAM and has general compliance management oversight for the asset management functions of various E*TRADE affiliates. Mr. Williams joined E*TRADE in January 2005. Prior to that he worked at Riggs Bank from 1971 to 2005 where he held various positions involving compliance, audit, risk management, trust operations and trust administration. He was the Chief Compliance Officer of Riggs Investment Advisors Inc. from 1995 to 2005.

		N/A	N/A

(1)  The address of each Trustee and Officer is E*TRADE Funds, 4500 Bohannon Drive, Menlo Park, CA 94025.

(2)  Each Trustee is elected to serve in accordance with the Trust Instrument and By-laws of the Trust until his or her successor is duly elected and qualified. Each Officer is elected to hold office until his or her successor is elected and qualified to carry out the duties and responsibilities of such office, or until he or she resigns or is removed from office.

(3)  “Interested person” of the Trust as defined in the 1940 Act by virtue of his affiliation with ETAM.

Each member of the Board that is not an “interested person” of the Trust (as defined in the 1940 Act) (“Independent Trustees”) currently receives an annual fee (payable in quarterly installments) of $30,000 for his or her services as an Independent Trustee (including participation in all Committee meetings) plus an additional fee of: (i) $2,500 for each Board meeting attended, and (ii) $1,500 for each telephonic Board meeting attended. The Chairman receives additional compensation of $4,000 and the chairperson of the Audit Committee is paid an additional $2,000 per year for his or her services in such capacity. The Trust reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings.  Prior to January 1, 2008, each Independent Trustee received, on an annual basis and payable in quarterly installments, $30,000 in base compensation for his or her services as an Independent Trustee (including participation in four regularly scheduled Board meetings a year, two Audit Committee meetings, one Compensation and Nominating Committee Meeting and two Corporate Governance and Compliance Oversight Committee meetings a year) and was entitled to receive additional compensation of $5,000 for each in-person Board meeting in excess of the four regularly scheduled Board meetings per year. In addition, each Independent Trustee was reimbursed for all reasonable and necessary expenses associated with his or her service as an Independent Trustee. The Chairman and the chairperson of the Audit Committee were each paid an additional $2,000 per year for his or her services in such capacity.

The officers and Interested Trustee of the Trust receive no compensation or expense reimbursement from the Trust.

The following table sets forth the compensation received by the Trustees for their services to the Trust during the most recent fiscal year ended December 31, 2007.

NAME OF TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST	TOTAL COMPENSATION FROM TRUST AND FUND COMPLEX
Cheryl A. Burgermeister, Trustee	$32,000	$32,000
Arthur Dubroff, Trustee	$30,000	$30,000
Steven Grenadier, Trustee	$30,000	$30,000
George J. Rebhan, Trustee	$32,500	$32,500
Dennis Webb, Trustee (1)	$0	$0
Michael Curcio, Trustee (2)	$0	$0

(1)                                  Mr. Webb ceased to be a Trustee effective November 9, 2007.

(2)                                  Mr. Curcio became a Trustee effective November 15, 2007.

No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of the Funds’ expenses.

COMMITTEES

The Trust has an Audit Committee, a Compensation and Nominating Committee and a Corporate Governance and Compliance Oversight Committee. The members of each Committee are the Independent Trustees.

The Audit Committee is responsible for, among other things: reviewing annually and approving in advance the selection, retention or termination of the independent registered public accounting firm and the terms of such engagement; evaluating the independence of the independent registered public accounting firm, including with respect to approving in advance the provision of any “permissible non-audit services” to the Trust, ETAM, or to any entity controlling, controlled by, or under common control with ETAM that provides certain services to the Trust; reviewing with the independent registered  public accounting firm the scope and results of the annual audit; reviewing the fees charged by the independent registered public accounting firm for professional services, including any types of non-audit services performed, if any, and whether the non-audit services performed and related fees were consistent with the independent registered public accounting firm’s independence; reviewing, in consultation with the independent registered public accounting firm and the Trust’s disclosure committee, the Trust’s annual and semi-annual financial statements; reporting to the full Board on a regular basis; and making recommendations as it deems necessary or appropriate. During the fiscal year ended December 31, 2007, the Audit Committee held two meetings.

The Compensation and Nominating Committee is responsible for, among other things; evaluating and recommending to the Board candidates to be nominated as Trustees of the Board; reviewing the composition of the Board and Board Committees and the compensation arrangements for each of the Trustees, for the chairperson of the Board and for each of the committees of the Board.

The charter provides that the Committee will consider nominees for Board candidates recommended by shareholders, subject to the following guidelines and procedures:

The shareholder or shareholder group recommending the nominee candidate:

(i)            submits the recommendation to the Committee within the first quarter of the calendar year during which the recommendation is submitted;

(ii)           has not previously submitted a nominee candidate within the same calendar year;

(iii)          beneficially owns, either individually or in the aggregate and both at the time of the recommendation and the time of the Board’s vote to fill the position for which the nominee candidate was recommended, more than 5% of the outstanding voting securities of the Trust and has beneficially owned such securities continuously for at least two years immediately preceding the recommendation, provided that in owning such securities the shareholder or shareholder group bears the economic risk of the investment and does not hold such securities “short”; and

(iii)          submits with the recommendation a document, the form of which may be provided by the Trust, containing: (a) a certification of the number of shares for which the shareholder or at least one member of the shareholder group has (1) sole or shared power to vote or direct the vote; and (2) sole or shared power to dispose of or direct the disposition of such shares; (b) each recommending shareholder’s contact information; (c) the nominee candidate’s contact information and the number of Trust shares, if any, owned by the nominee candidate; (d) all information regarding the nominee candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act of 1934; and (e) a notarized letter executed by the nominee candidate, stating his or her willingness to serve on the Board and to be named in a proxy statement issued by the Trust.

In addition, the nominee candidate recommended by any shareholder or group of shareholders must:

(i)            satisfy, if appointed as Independent Trustee, all applicable minimum qualifications for Independent Trustees which include, but are not limited to (a) having substantial knowledge or experience that would contribute to the overall effectiveness of the Board, including the Board’s oversight of the Funds and protection of the interests of the Funds’ shareholders; (b) having a degree from an accredited university or college in the United States, the equivalent degree from an equivalent institution of higher learning in another country, or a certification as a public accountant; (c) absence of conviction of any felony or misdemeanor involving the purchase or sale of a security; (d) having not been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws; and (e) not causing the Trust, as determined by the Committee in consultation with counsel to the Independent Trustees, to be in violation of or not in compliance with any applicable law; regulation or regulatory interpretation; the Trust’s organizational documents; or any policy adopted by the Board setting forth a mandatory retirement age of Trustees or a mandatory percentage of Trustees who must be Independent Trustees;

(ii)           not be the recommending shareholder or a member of the recommending shareholder group, as applicable, or an immediate family member of either of the foregoing;

(iii)          not be currently employed, and have not been employed within the last year, by the recommending shareholder or a member of the recommending shareholder group, as applicable, and must have no immediate family member who is or has been so employed;

(iv)          not have accepted, nor have any immediate family member who has accepted, directly or directly, during the year of the election for which the nominee candidate was recommended or the calendar years of and immediately preceding the date of the recommendation, any consulting, advisory or other compensatory fee from the recommending shareholder or any member of the recommending shareholder group, as applicable;

(v)           not be an executive officer, director, or affiliate of, and cannot “control” (as that term is defined by Section 2(a)(9) of the 1940 Act), the recommending shareholder or any member of the recommending shareholder group, as applicable; and

(vi)          not have been previously considered as a nominee candidate by the Committee.

During the fiscal year ended December 31, 2007, the Compensation and Nominating Committee held one meeting.

The Corporate Governance and Compliance Oversight Committee is responsible for, among other things, the oversight of general corporate governance matters affecting the Trust, the Board and Independent Trustees; oversight of all corporate governance policies and procedures; coordination and facilitation of an annual self-assessment of the Board and its committee structure; consideration and recommendation of members to fill any vacancy of the chairperson of the Board or any of its committees; and review the Trust’s compliance with applicable regulatory requirements. The Corporate Governance and Compliance Oversight Committee held three meetings during the fiscal year ended December 31, 2007.

Shareholders may address comments or questions or other communications in writing to the entire Board, or to one or more Trustees, by sending such correspondence to: Board of Trustees [or name(s) of Trustees], E*TRADE Funds, 4500 Bohannon Drive, Menlo Park, CA 94025, Attn: Fund Secretary. At least once per calendar quarter, the Fund Secretary will transmit a copy of any Board correspondence to the entire Board or to one or more Trustees, depending on to whom it is addressed.

The chart below identifies a range of each Trustee’s ownership of shares of the Funds and the range of aggregate holdings of shares in all series of the Trust as of December 31, 2007.

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL SERIES OF THE TRUST
INDEPENDENT TRUSTEES

Cheryl A. Burgermeister	NONE	NONE

Arthur Dubroff	VALUE FUND: OVER $100,000	OVER $100,000

Steven Grenadier	NONE	NONE

George J. Rebhan	NONE	NONE

INTERESTED TRUSTEE

Michael Curcio	S&P 500 FUND:$10,001-$50,000 RUSSELL 2000 FUND: $10,001-$50,000 INTERNATIONAL FUND: $10,001-$50,000	$10,001-$50,000

As of December 31, 2007 the Independent Trustees did not own any securities issued by ETAM, E*TRADE Securities or any company controlling, controlled by or under common control with ETAM or E*TRADE Securities.

MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES

For the purposes of the statements below, “immediate family members” of any person are a person’s spouse, children residing in the person’s household (including step and adoptive children) and any dependent of the person; an entity in a “control relationship” means any person who controls, is controlled by or is under common control with the named person; a “related fund” is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, in each case for which ETAM, the Sub-advisers or any of their affiliates acts as investment adviser or for which E*TRADE Securities, the Fund’s distributor, or any of its affiliates acted as principal underwriter.

As of December 31, 2007 none of the Independent Trustees, nor any immediate family members, beneficially owned any securities issued by the ETAM or any other entity in a control relationship to ETAM, the Sub-advisers or E*TRADE Securities. During the calendar years of 2006 and 2007 none of the Independent Trustees, nor any immediate family members, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in ETAM or any other entity in a control relationship to ETAM, the Sub-advisers or E*TRADE Securities. During the calendar years of 2006 and 2007 none of the Independent Trustees, nor any immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each, a “Fund-Related Party”):  (i) the Funds, (ii) an officer of the Funds, (iii) a related fund, (iv) an officer of any related fund, (v) ETAM, (vi) the Sub-advisers, (vii) E*TRADE Securities, (viii) any affiliate of ETAM, the Sub-advisers or E*TRADE Securities, or (ix) an officer of any such affiliate. During the calendar years of 2006 and 2007, none of the Independent Trustees, nor any immediate family members, had any relationship (the value of which exceeds $120,000) with any Fund-Related Party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate), or (iv) the provision of consulting services.

None of the Fund’s Trustees or officers has any arrangement with any other person pursuant to which the Trustee or officer serves in that capacity. During the calendar years 2006 and 2007, none of the Independent Trustees, nor any immediate family member, had any position, including as an officer, employee, director or partner, with any of:  (i) the Funds, (ii) an officer of the Funds, (iii) a related fund, (iv) an officer of any related fund, (v) ETAM,  (vi) the Sub-advisers, (vii) E*TRADE Securities, or (viii) any other entity in a control relationship to the Funds.

CODE OF ETHICS

Pursuant to Rule 17j-1 under the 1940 Act, each Fund has adopted a code of ethics. ETAM and each Fund’s Sub-adviser have adopted codes of ethics under Rule 17j-1 and Rule 204A-1 under the Investment Advisers Act of 1940, as amended, and the principal underwriter has also adopted a code of ethics under Rule 17j-1. Each code of ethics permits personal trading by covered personnel, including securities that may be purchased or held by a Fund, subject to certain restrictions and reporting requirements.

PROXY VOTING POLICIES AND PROCEDURES

As the Funds may hold various equity securities in their portfolios, they often have the right to vote by proxy on items of business with respect to the issuers whose securities they own. The Funds have developed proxy voting procedures whereby, subject to Board oversight, ETAM and/or the Sub-adviser that actually manage the assets of each Fund are delegated the responsibility for assessing and voting that Fund’s proxies in accordance with their own proxy voting policies and procedures. The Index Funds have delegated the voting of portfolio securities on their behalf to WAM. The Value Fund has delegated the voting of portfolio securities on its behalf to Delphi. The Growth Fund has delegated the voting of portfolio securities on its behalf to KIM. ETAM and the Sub-advisers have adopted proxy voting policies and procedures (“Proxy Voting Policies and Procedures”) for use in connection with determining how to vote proxies related to portfolio securities, including the procedures to be used if a vote presents a conflict of interest between the interests of the Fund’s shareholders, and those of ETAM or the Sub-adviser, as applicable, and its affiliates. The proxy voting policies and procedures are attached to this SAI as Appendices B, C, D and E.

The Funds, except for the Growth Fund, participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled. ETAM will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if ETAM determines that the votes involve matters that would have a material impact on the Fund’s investment in such loaned securities.

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month periods ended June 30 is available without charge on the Website at www.etrade.com  or by accessing the SEC’s Edgar dat1386abase (www.sec.gov).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2008 the following shareholder(s) owned 5% or more of the outstanding shares of following Funds:

E*TRADE S&P 500 Fund

Principal Financial Group*	Record	5.59%
Attn: NPIO Trading Desk
711 High Street
Des Moines, IA 50303

E*TRADE Kobren Growth Fund

National Financial Services Corp.*	Record	23.63%
One World Financial Center
200 Liberty Street
New York, NY 10281-1003

Eric M. Kobren & Catherine S. Kobren	Beneficial	20.39%
20 William St., Suite 310
Wellesley Hills, MA 02481-4138

E*TRADE Delphi Value Fund - Retail Shares

National Financial Services Corp.*	Record	21.97%
One World Financial Center
200 Liberty Street
New York, NY 10281-1003

Charles Schwab & Co., Inc. Special Custody Account*	Record	14.33%
Attn: Mutual Funds

Donaldson, Lufkin & Jenrette Securities Corporation*	Record	7.38%
Attn: Mutual Funds
P.O. Box 2052
Jersey City, NJ 07303-2052

E*TRADE Delphi Value Fund - Institutional Shares

National Financial Services Corp.*	Record	51.68%
One World Financial Center
200 Liberty Street
New York, NY 10281-1003

Scott Myles Black	Beneficial	9.99%
50 Rowes Wharf, Suite 540
Boston, MA 02111

Currie & Co.*	Record	7.13%
c/o Fiduciary Trust Co. Intl.
P.O. Box 3199
Church Street Station
New York, NY 10008

SEI Private Trust Co.*	Record	6.30%
c/o SunTrust
1 Freedom Valley Dr.
Oaks, PA 19456

Eric M. Kobren	Beneficial	6.00%
20 William Street, Suite 310
Wellesley Hills, MA 02481-4138

*   The Trust believes that these shareholders are nominee accounts for the benefit of many underlying customer accounts and the Funds are not aware of any underlying customer accounts beneficially owning 5% or more of the shares of a Fund.

There are no other shareholders known by the Trust to own 5% or more of the outstanding shares of a Fund.

As of March 31, 2008, the Trustees and officers of the Trust as a group owned less than 1% of each Fund’s equity securities.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Under investment advisory agreements (“Investment Advisory Agreements”) with each Fund, ETAM, a registered investment adviser, provides investment advisory services to each Fund. ETAM is a wholly owned indirect subsidiary of E*TRADE FINANCIAL and is located at 4500 Bohannon Drive, Menlo Park, California 94025. ETAM commenced operations in February 1999. As of March 31, 2008, ETAM managed approximately $831 million in assets.  E*TRADE FINANCIAL, through its group companies, is a leader in providing on-line investing services. E*TRADE FINANCIAL’s focus on technology has enabled it  to create one of the most powerful and economical investing systems for the self-directed investor.

Subject to the general supervision of the Board and in accordance with the investment objective, policies and restrictions of each Fund, ETAM provides the Funds with ongoing investment guidance, policy direction and monitoring of each Funds’ Sub-adviser pursuant to an investment advisory agreement. ETAM may in the future manage the Index Funds’ cash and money market instruments for cash flow purposes.

The Investment Advisory Agreements will continue in effect for more than two years, provided that the continuance is approved annually (i) by the holders of a majority of a Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party. The Investment Advisory Agreements may be terminated on 60 days’ written notice by any such party and will terminate automatically if assigned.

For ETAM’s advisory services, under the Investment Advisory Agreements, ETAM is entitled to receive an investment advisory fee computed daily and paid monthly equal to the following as a percentage of that Fund’s average daily net assets:

FUND	ANNUAL INVESTMENT ADVISORY FEE
International Fund	0.25%
Russell 2000 Fund	0.15%
S&P 500 Fund	0.07%
Technology Fund	0.25%
Growth Fund	0.60%
Value Fund	0.85%

For the fiscal years ended December 31 listed below, ETAM earned the following amounts for its investment advisory services to that Fund:

FUND	2005	2006		2007
International Fund(1)	$104,706	$215,770		$438,394
Russell 2000 Fund(1)	$110,003	$155,635		$200,837
S&P 500 Fund(1)	$157,898	$203,617		$265,476
Technology Fund(1)	$122,902	$114,063		$116,561
Growth Fund (2)	N/A	$53,182	(4)	$487,821	(5)
Value Fund (3)	N/A	$138,633	(6)	$1,204,979

(1)  During the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007, respectively, pursuant to Expense Limitation Agreements, ETAM waived the entire amount of the advisory fees earned by ETAM for each such period.

(2)  Effective November 20, 2006, ETAM became the investment adviser to the Growth Fund. The Predecessor Fund to the Growth Fund paid its investment adviser, KIM, a net advisory fee of $398,890 for the fiscal year ended December 31, 2005. Pursuant to an expense limitation agreement between the Predecessor Fund and KIM, KIM waived $73,430 of its investment advisory fees for the fiscal year ended December 31, 2005. For the period from January 1, 2006 through November 20, 2006, the Predecessor Fund to the Growth Fund paid KIM $451,446; KIM waived $55,496 for the same period.

(3)  Effective November 20, 2006 ETAM became the investment adviser to the Value Fund. The Predecessor Fund to the Value Fund paid its investment adviser, KIM, a net advisory fee of $1,216,573 for the fiscal year ended December 31, 2005. For the period from January 1, 2006 through November 20, 2006, the Predecessor Fund to the Value Fund paid KIM $1,175,868.

(4)  During the period beginning November 20, 2006 through December 31, 2006, pursuant to Expense Limitation Agreements, ETAM waived $1,664 of its advisory fees for the Growth Fund.

(5)  During the fiscal year ended December 31, 2007, ETAM waived $57,364 of its advisory fees to the Growth Fund.

(6)  For the period beginning November 20, 2006 through December 31, 2006.

SUB-ADVISERS

Index Funds

ETAM has entered into a sub-advisory agreement with WAM, pursuant to which ETAM has delegated to WAM the day-to-day discretionary management of the Index Funds’ assets (the “Index Fund Subadvisory Agreement”). Effective December 29, 2006, WAM became a wholly owned subsidiary of Comerica Incorporated (“Comerica”). Comerica is a financial services company offering banking services and wealth and institutional management. On December 19, 2006, WAM became a registered investment adviser. Prior to December 29, 2006, WAM was a division of Munder Capital Management, LLC, a registered investment adviser. WAM is located at Brown Street Center, 255 East Brown Street, Suite 250, Birmingham, Michigan 48009. As of March 31, 2008, WAM provided investment advisory services for over $14.7 billion of assets.

ETAM pays WAM a subadvisory fee computed daily and paid monthly based on a percentage of the average daily net assets of each Index Fund, subject to the breakpoints listed in the table below:

Name of Fund	Subadvisory Fee
E*TRADE International Index Fund	0.15% of average daily net assets up to $60 million
0.12% of average daily net asset between $60 million and $100 million
0.06% of average daily net assets between $100 million and $200 million
0.03% of average daily net asset over $200 million

E*TRADE S&P 500 Index Fund	0.03% of average daily net assets up to $900 million
0.02% of average daily net assets over $900 million

E*TRADE Russell 2000 Index Fund	0.07% of average daily net assets up to $174 million
0.04% of average daily net assets between $174 million and $200 million
0.02% of average daily net assets over $200 million

E*TRADE Technology Index Fund	0.12% of average daily net assets up to $130 million
0.06% of average daily net asset between $130 million and $200 million
0.03% of average daily net assets over $200 million

WAM is not compensated directly by each Index Fund. The Index Fund Subadvisory Agreement may be terminated by the Board. For the last three fiscal years ended December 31, WAM received the following amounts from ETAM pursuant to the Index Fund Subadvisory Agreement.

	Subadvisory Fees Paid to WAM
Fund	2005	2006	2007
International Fund	$63,437	$126,080	$183,264
S&P 500 Fund	$68,221	$89,839	$114,616
Russell 2000 Fund	$51,860	$72,095	$94,199
Technology Fund	$59,464	$55,831	$56,451

The Index Fund Subadvisory Agreement will continue automatically for successive annual periods, provided the continuance is approved annually (i) by the holders of a majority of each Index Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Index Fund Subadvisory Agreement or interested persons of any such party. The Index Fund Subadvisory Agreement may be terminated on 60 days’ written notice to any such party and will terminate automatically if assigned.

Asset allocation, index and modeling strategies are employed by WAM for other investment companies and accounts advised or subadvised by WAM. If these strategies indicate particular securities should be purchased or sold at the same time by an Index Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to the Fund by WAM. In some cases, these procedures may adversely affect the size of the position obtained for or disposed of by the Index Fund or the price paid or received by the Index Fund.

Growth Fund

ETAM has engaged KIM as the Growth Fund’s Sub-adviser pursuant to an Investment Subadvisory Agreement (the “Growth Fund Subadvisory Agreement”). Under the supervision of ETAM and the Board, KIM makes the Growth Fund’s day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Growth Fund’s investments. KIM, an investment adviser registered under the Advisers Act, is a Massachusetts corporation organized in 1987 located at 20 William Street, Wellesley Hills, Massachusetts 02481, and is a wholly-owned subsidiary of E*TRADE FINANCIAL. Prior to November 2, 2005, Eric Kobren owned and controlled all of the stock of KIM. On November 2, 2005, E*TRADE FINANCIAL acquired all of the outstanding stock of KIM. KIM served as the investment adviser to the Growth Fund’s Predecessor Fund since its inception on December 16, 1996 through November 20, 2006, the date on which the Growth Fund’s Predecessor Fund was reorganized as a series of the Trust. Eric Kobren is also a Vice President of ETAM.

The Growth Fund Subadvisory Agreement was approved by the Board of Trustees on September 7, 2006 and was approved by the initial sole shareholder of the Fund on November 17, 2006. Certain services provided by KIM under the Growth Fund Subadvisory Agreement are described in the Growth Fund’s prospectus. As compensation for its services, ETAM pays KIM a fee computed daily and paid monthly at the annual rate of 0.50% of the Growth Fund’s average daily net assets. For the period beginning November 20, 2006 through December 31, 2006, ETAM paid KIM $44,318 in subadvisory fees. For the fiscal year ended December 31, 2007, ETAM paid KIM $393,099 in subadvisory fees.  KIM is not compensated directly by the Growth Fund.  In connection with the agreement pursuant to which E*TRADE FINANCIAL acquired KIM, E*TRADE FINANCIAL has agreed that KIM will receive, via intercompany transfer or some other means, an amount equal to the net advisory and administration fees that ETAM receives from the Growth Fund, although this agreement can terminate at any time.

The Growth Fund Subadvisory Agreement will continue in effect automatically for successive annual periods,  provided the continuance is approved annually (i) by the holders of a majority of the Growth Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Growth Fund Sub-Advisory Agreement or interested persons of any such party. The Growth Fund Subadvisory Agreement may be terminated on 60 days’ written notice to any such party and will terminate automatically if assigned.

Value Fund

ETAM has engaged Delphi as the Value Fund’s Sub-adviser pursuant to an Investment Subadvisory Agreement (the “Value Fund Subadvisory Agreement”). Under the supervision of ETAM and the Board, Delphi makes the Value Fund’s day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Value Fund’s investments. Delphi, an investment adviser registered under the Advisers Act, is a Massachusetts corporation organized in 1983 located at 50 Rowes Wharf, Boston, Massachusetts 02110. Scott M. Black has been the President and controlling shareholder of Delphi since 1983. Delphi served as the investment sub-adviser to the Value Fund’s Predecessor Fund since its inception on December 23, 1998 through November 20, 2006, the date on which the Value Fund’s Predecessor Fund was reorganized as a series of the Trust.

The Value Fund Subadvisory Agreement was approved by the Board of Trustees on September 7, 2006 and was approved by the initial sole shareholder of the Fund prior to November 17, 2006. Certain services provided by Delphi under the Value Fund Subadvisory Agreement are described in the Value Fund’s prospectus. As compensation for its services, ETAM pays Delphi a fee computed daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets. For the fiscal year ended December 31, 2005, Delphi was paid subadvisory fees in the amount of $652,611. For the period from January 1, 2006 through November 20, 2006, KIM, the investment adviser to the Value Fund’s Predecessor Fund, paid Delphi $582,798 in subadvisory fees. For the period beginning November 20, 2006 through December 31, 2006, the Growth Fund’s investment adviser, ETAM, paid Delphi $81,549 in subadvisory fees. For the fiscal year ended December 31, 2007, ETAM paid Delphi $649,908 in subadvisory fees.  Delphi is not compensated directly by the Fund.

The Value Fund Subadvisory Agreement will continue in effect automatically for successive annual periods,  provided the continuance is approved annually (i) by the holders of a majority of the Value Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Value Fund Subadvisory Agreement or interested persons of any such party. The Value Fund Subadvisory Agreement may be terminated on 60 days’ written notice to any such party and will terminate automatically if assigned.

ADMINISTRATOR OF THE FUNDS

ETAM also serves as each Fund’s administrator. ETAM provides administrative services directly and/or through sub-contracting, including, among other things: (i) coordinating the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, sub-administrator, shareholder servicing agent, independent registered public accounting firm and legal counsel; (ii) preparing or supervising the preparation of periodic reports to a Fund’s shareholders; (iii) generally supervising regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and other federal or state governmental agencies; (iv) providing officers for the Funds and supporting the compliance function for the Funds;  and (v) monitoring and reviewing a Fund’s contracted services and expenditures. ETAM also furnishes office space and certain facilities required for conducting the business of each Fund.

ETAM is entitled to receive from each Fund, an administrative services fee equal to 0.15% of that Fund’s average daily net assets. For the fiscal years ended December 31 listed below, ETAM earned the following amounts for its administrative services provided to each Fund:

FUND	2005	2006		2007
International Fund(1)	$62,823	$129,462		$263,036
Russell 2000 Fund(1)	$110,003	$155,635		$200,837
S&P 500 Fund(1)	$338,352	$436,324		$568,878
Technology Fund(1)	$73,741	$68,438		$69,937
Growth Fund(2)	N/A	$13,295	(4)	$121,955
Value Fund(3)	N/A	$24,465	(4)	$212,643

(1) During the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007, respectively, ETAM waived the entire amount of the administrative fees earned by ETAM for each such period.

(2) Effective November 20, 2006, ETAM became the administrator to the Growth Fund. The Growth Fund’s Predecessor Fund paid its administrator, PFPC Inc., $83,299 for the fiscal year ended December 31, 2005. For the period beginning January 1, 2006 to November 20, 2006, PFPC Inc. was paid $71,827 for its administrative services.

(3) Effective November 20, 2006, ETAM became the administrator to the Value Fund. The Value Fund’s Predecessor Fund paid its administrator, PFPC Inc., $103,577 for the fiscal year ended December 31, 2005. For the period beginning January 1, 2006 to November 20, 2006, PFPC Inc. was paid $92,378 for its administrative services.

(4) For the period beginning November 20, 2006 through December 31, 2006.

SHAREHOLDER SERVICING AGREEMENT

ETAM also acts as shareholder servicing agent for each Fund (the Retail Class in the case of the Value Fund). As shareholder servicing agent, ETAM may provide the following services to shareholders or investors investing in shares of a Fund: (i) support of telephone services in connection with a Fund; (ii) delivery of current prospectuses, reports, notices, proxies and proxy statements and other informational materials; (iii) assistance in connection with the tabulation of shareholders’ votes in the event of a Trust shareholder vote; (iv) receiving, tabulating and transmitting proxies executed by or on behalf of shareholders; (v) maintenance of shareholders’ records reflecting shares purchased and redeemed and share balances, and the conveyance of that information to the Trust as may be reasonably requested; (vi) provision of support services to shareholders, including providing information about the Trust and the Funds and answering questions concerning the Trust and the Funds (including questions regarding shareholders’ interests in a Fund); (vii) acting as the nominee for shareholders, maintaining account records and providing shareholders with account statements; (viii) integrating periodic statements with other shareholder transactions; and (ix) providing such similar services as the Trust may reasonably request to the extent ETAM is permitted to do so under applicable statutes, rules or regulations.

Pursuant to the Shareholder Servicing Agreement, ETAM is entitled to receive a shareholder servicing fee equal to 0.25% of the average daily net assets of each Fund (for the Value Fund only with respect to its Retail Class). Since November 20, 2006, ETAM has waived payment of the shareholder servicing fee. ETAM uses a portion of the service fees it receives under the Shareholder Services Agreement to compensate its affiliates, including E*TRADE Securities, the Trust’s distributor, for shareholder services provided by such affiliate to each Fund. The amount of fees paid by the Funds to ETAM as shareholder servicing agent for the fiscal years ended December 31, 2005, 2006 and 2007, respectively, is listed below.

FUND	2005	2006	2007(2)
International Fund	$104,706	$181,728	None
Russell 2000 Fund	$183,338	$224,006	None
S&P 500 Fund	$563,920	$631,586	None
Technology Fund	$122,902	$100,708	None
Growth Fund(1)	N/A	N/A	None
Value Fund—Retail Class (1)	N/A	N/A	None

(1)          The Predecessor Funds did not have a shareholder servicing fee and no shareholder servicing fee was charged to the Funds starting November 20, 2006.

(2)          Since November 20, 2006, ETAM does not charge the shareholder servicing fee.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of each Fund, ETAM has entered into an Expense Limitation Agreement with each Fund. On February 21, 2008, the Board of Trustees of the Funds approved amending the Expense Limitation Agreement to extend the term of the Expense Limitation Agreement through at least April 30, 2009 and to modify the expense limitations for the S&P 500 and International Funds, effective May 1, 2008.   There is no guarantee that the Expense Limitation Agreement will continue after April 30, 2009. ETAM may determine to discontinue the Expense Limitation Agreement for any Fund if the assets of the Fund do not significantly increase by the expiration date of the Expense Limitation Agreement.

Pursuant to the Expense Limitation Agreement, ETAM has agreed to waive or reduce its fees or reimburse other expenses so that the total operating expenses of a Fund (other than interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, expenses borne by the Fund as a result of investing in any underlying fund (including but not limited to any exchange-traded fund or money market fund), AFFE (as interpreted by the U.S. Securities and Exchange Commission from time to time), annual account maintenance fees that may be collected by the Trust and payable to ETAM for any shareholder account that fails to maintain the required account minimum amount (as specified in the Funds’ prospectus), and extraordinary fees and expenses not incurred in the ordinary course of a Fund’s business)(“Fund Operating Expenses”) do not exceed the percentage limits stated below.

FUND	EXPENSE LIMITATION
International Fund	0.25%
Russell 2000 Fund	0.22%
S&P 500 Fund	0.15%
Technology Fund	0.60%
Growth Fund	1.00%
Value Fund (Retail Shares)	1.75%
Value Fund (Institutional Shares)	1.50%

In accordance with the Expense Limitation Agreement, a Fund may at a later date reimburse to ETAM the fees waived or reduced and other expenses reimbursed and paid by ETAM pursuant to the Expense Limitation Agreement (other than as a result of any advisory fee reduction described under the “Investment Adviser” section above) provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by a Fund will be made unless: (i) the Fund’s total annual expense ratio is less than the percentage stated above; and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to a Fund in accordance with the Expense Limitation Agreement during any of the previous three (3) fiscal years, less any reimbursement that a Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to a Fund.

The tables below show the fees ETAM and its affiliates were entitled to receive for the years ended December 31, 2005, 2006, and 2007, respectively, and the total amount of fees waived and other expenses reimbursed by them during each of those years pursuant to the Expense Limitation Agreement.

FISCAL YEAR ENDED DECEMBER 31, 2005

FUND(1)	ADVISORY FEE	ADMINISTRATIVE SERVICES FEE	SHAREHOLDER SERVICING FEE	COMBINED FEES PAID TO ETAM AND AFFILIATES AFTER FEE WAIVER	TOTAL AMOUNT OF FEES WAIVED AND OTHER EXPENSES REIMBURSED BY ETAM AND AFFILIATES
International Fund	$104,706	$62,823	$104,706	$(465,206)	$737,441
Russell 2000 Fund	$110,003	$110,003	$183,338	$(244,024)	$647,368
S&P 500 Fund	$157,898	$338,352	$563,920	$(526,825)	$1,586,995
Technology Fund	$122,902	$73,741	$122,902	$(35,607)	$355,152

(1) Growth Fund and Value Fund did not commence operations until November 20, 2006.

FISCAL YEAR ENDED DECEMBER 31, 2006

FUND	ADVISORY FEE	ADMINISTRATIVE SERVICES FEE	SHAREHOLDER SERVICING FEE(4)	12b-1 FEE		COMBINED FEES PAID TO ETAM AND AFFILIATES AFTER FEE WAIVER	TOTAL AMOUNT OF FEES WAIVED AND OTHER EXPENSES REIMBURSED BY ETAM AND AFFILIATES
International Fund	$215,770	$129,462	$181,728	N/A		$(581,723)	$1,108,683
Russell 2000 Fund	$155,635	$155,635	$224,006	N/A		$(213,918)	$749,194
S&P 500 Fund	$203,617	$436,324	$631,586	N/A		$(562,292)	$1,833,819
Technology Fund	$114,063	$68,438	$100,708	N/A		$(13,808)	$299,017
Growth Fund(1)	$53,182	$13,295	N/A	N/A		$64,813	$1,664
Value Fund(2)	$138,633	$24,465	N/A	$16,512	(3)	$179,610	$0

(1)  For the period beginning November 20, 2006 through December 31, 2006. The gross advisory fees of the Growth Fund’s Predecessor Fund were $472 320 for the fiscal year ended December 31, 2005; the waived fees and reimbursed expenses were $73,430 for the fiscal year ended December 31, 2005. The net advisory fees after fee waivers were $398,890 for the fiscal year ended December 31, 2005. For the period from January 1, 2006 through November 20, 2006, the gross advisory fee for the Growth Fund’s Predecessor Fund was $451,447, its waived fees and reimbursed expenses were $55,476 and its net advisory fee after fee waivers was $395,971. The information included in this table is for the period beginning November 20, 2006 through December 31, 2006.

(2)  For the period beginning November 20, 2006 through December 31, 2006. For the fiscal year ended December 31, 2005, and for the period beginning January 1, 2006 to November 20, 2006, the total annual fund operating expenses of both the Retail Class and Institutional Class of the Value Fund’s Predecessor Fund were under the limitation.

(3)  12b-1 fees for Retail Class only.

(4)  The shareholder servicing fee was not charged after November 20, 2006.

FISCAL YEAR ENDED DECEMBER 31, 2007

FUND	ADVISORY FEE	ADMINISTRATIVE SERVICES FEE	12b-1 FEE		SHAREHOLDER SERVICING FEE(2)	COMBINED FEES PAID TO ETAM AND AFFILIATES AFTER FEE WAIVER	TOTAL AMOUNT OF FEES WAIVED AND OTHER EXPENSES REIMBURSED BY ETAM AND AFFILIATES
International Fund	$438,394	$263,036	N/A		N/A	$(597,635)	$1,299,065
Russell 2000 Fund	$200,837	$200,837	N/A		N/A	$(159,499)	$561,173
S&P 500 Fund	$265,476	$568,878	N/A		N/A	$(402,582)	$1,236,936
Technology Fund	$116,561	$69,937	N/A		N/A	$29,787	$156,711
Growth Fund	$487,821	$121,955	N/A		N/A	$552,412	$57,364
Value Fund	$1,204,979	$212,643	$144,969	(1)	N/A	$1,562,591	$0

(1)          The Rule 12b-1 fees are for the Retail Class shares only.

(2)          The shareholder servicing fee was not charged after November 20, 2006.

PORTFOLIO MANAGEMENT

PORTFOLIO MANAGERS

The following table lists the number and types of other accounts managed by each portfolio manager besides the named Fund(s) and assets under management in those accounts as of December 31, 2007:

Portfolio Manager		Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)		Total Assets Managed* ($ millions)
Theodore D. Miller	International Fund	2	310.52	10	3,578.57	11	1.0		3,890.09
Alexander Ilyasov	International Fund	4	459.03	14	4,613.42	2	0.00	**	5,072.40
Kenneth A. Schluchter III	Russell 2000 Fund Technology Fund S&P 500 Fund	7	1,513.58	43	10,302.79	6	0.30		11,816.70

Kevin K. Yousif	Russell 2000 Fund Technology Fund S&P 500 Fund	7	1,513.58	43	10,302.79	1	0.10	11,816.50
Eric M. Kobren	Growth Fund	1	79.63	1	127.39	975	1,183	1,390.02
J. Russell Vanneman	Growth Fund	1	79.63	0	0	975	1,183	1,262.63
Scott M. Black	Value Fund	2	179.71	7	63.01	68	1,285.57	1,528.29

* If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

** Amount is less than $100,000.

PORTFOLIO MANAGER CONFLICTS OF INTEREST

World Asset Management, Inc.

As indicated in the table above, portfolio managers at WAM may manage numerous accounts for multiple clients. These client accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers at WAM make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that portfolio managers may face.

•              Potential Conflicts Relating to the Interests of Comerica:  Comerica is engaged through its subsidiaries in a wide variety of banking, insurance, broker-dealer, asset management, and other activities. Comerica and its subsidiaries therefore have business relationships, or may be in competition, with many issuers of securities. If a portfolio manager knows of these relationships or thinks that they may exist, the portfolio manager may have an incentive to vote securities held or, in the case of model driven accounts, purchase or sell these securities or otherwise manage client accounts in a manner designed to benefit Comerica.

•              Potential Conflicts Relating to Managing Multiple Advised Accounts:  Even if there is no financial or other advantage to a portfolio manager, WAM or Comerica, a portfolio manager managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. In addition, the time and attention devoted to a single account by a portfolio manager will vary across accounts.

WAM portfolio managers are subject to numerous compliance policies and procedures, including Codes of Ethics and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, WAM has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) as well as dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of WAM in order to detect and address potential and actual conflicts of interest. Furthermore, senior personnel at WAM periodically review the performance of all WAM portfolio managers. However, there can be no assurance that WAM’s compliance program will achieve its intended result.

Kobren Insight Management, Inc.

The Growth Fund’s portfolio managers are responsible for managing one or more other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. Generally, the risks of such conflicts of interest are increased to the extent that the portfolio manager has a financial incentive to favor one account over another. For the reasons outlined below, the Growth Fund does not believe that any material conflicts are likely to arise out of the portfolio managers’ responsibility for the management of the Growth Fund as well as one or more other accounts. The Growth Fund and KIM have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs, including trade allocation policies that are intended to result in the equitable treatment of all clients of KIM over time.

The portfolio managers may favor an account if the portfolio managers’ compensation is either tied to the performance of that account or higher for that account rather than other accounts managed by the portfolio manager. If, for example, a portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if KIM or an affiliate of Mr. Kobren receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. KIM’s trade allocation policies are intended to address this conflict of interest.

The side-by-side management of the Growth Fund, separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices like cross trading between the Fund and another account raise conflicts of interest issues. KIM has developed policies and procedures that are intended to mitigate those conflicts.

Delphi Management, Inc.

The Value Fund’s portfolio manager is often responsible for managing one or more other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. When the portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. Generally, the risks of such conflicts of interests are increased to the extent that the portfolio manager has a financial incentive to favor one account over another. For the reasons outlined below, the Value Fund does not believe that any material conflicts are likely to arise out of the portfolio manager’s responsibility for the management of the Value Fund as well as one or more other accounts. The Value Fund and Delphi have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs, including trade allocation policies that are intended to result in the equitable treatment of all clients of Delphi over time.

The portfolio manager may favor an account if the portfolio manager’s compensation is higher for that account than for other accounts managed by the portfolio manager. Delphi’s trade allocation policies are intended to address this conflict of interest.

The side-by-side management of the Value Fund, separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices like cross trading between the Fund and another account raise conflicts of interest issues. Delphi has developed policies and procedures that are intended to mitigate those conflicts.

PORTFOLIO MANAGER COMPENSATION

World Asset Management, Inc.

The compensation package for portfolio managers at WAM consists of three elements: fixed base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of company equity interests. Comerica also provides a competitive benefits package, including health and welfare benefits and retirement in the form of a 401(k) plan.

WAM offers industry-competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position. Salaries are compared periodically with investment industry benchmark compensation surveys.

An overall firm bonus pool is earned based on meeting key corporate initiatives and objectives. Members of the portfolio management team are eligible to earn a bonus based on that pool. Individual bonuses for all members of the portfolio management team are influenced by the profitability of the firm as well as meeting key departmental objectives. In determining portfolio manager bonuses, WAM considers a variety of factors, including performance relative to applicable benchmarks for the most recent one-year and three-year periods, as well as other qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm’s success as well as the profitability of the firm. The applicable benchmarks for each Fund are as follows:

Russell 2000 Fund	Russell 2000 Index

Technology Fund	S&P North American Technology Sector Index

S&P 500 Fund	S&P 500 Index

International Fund	Morgan Stanley Capital International (MSCI) EAFE Index

Portfolio managers are also eligible for long-term incentives in the form of (1) options to purchase shares of Comerica and/or (2) restricted shares of Comerica stock. These programs provide additional incentive to retain key personnel within WAM as well as WAM’s parent company, Comerica.

Kobren Insight Management, Inc.

KIM’s compensation packages for its portfolio managers, including Messrs. Kobren and Vanneman, are comprised of a fixed base salary and performance bonus as described below.

Mr. Kobren receives a base salary and is eligible to receive an annual bonus. Mr. Kobren’s salary is a fixed amount and may be reviewed from time to time based on a number of factors, including, but not limited to, his title, scope of responsibilities, experience and knowledge. Mr. Kobren’s bonus is a discretionary amount determined annually based on an assessment of his individual performance and the overall performance of KIM. For purposes of determining Mr. Kobren’s discretionary bonus, there are no predetermined factors used to assess Mr. Kobren’s performance or the overall performance of KIM, however such assessments are generally measured over a 12-month period. Mr. Kobren’s salary and annual bonus are paid in cash.  Mr. Vanneman’s performance bonus is based on the profitability of KIM.

In addition to the base salary and performance bonus compensation, the portfolio managers participate in other health and benefit programs available to all employees of KIM.

Delphi Management, Inc.

As the president, chief executive officer and principal owner of Delphi, Mr. Black is entitled to the net profits of Delphi after paying all Delphi’s expenses, including without limitation compensation to its employees. As such, Mr. Black’s compensation from Delphi is based upon the profitability of Delphi.

PORTFOLIO MANAGER FUND OWNERSHIP

The dollar range of equity securities beneficially owned by the portfolio managers in the Fund(s) they manage as of December 31, 2007 is as follows:

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned
Kenneth Schluchter	Russell 2000 Fund	$50,001-$100,000
	Technology Fund	$10,001-$50,000
	S&P 500 Fund	$100,001-$500,000
Kevin Yousif	Russell 2000 Fund	0
	Technology Fund	0
	S&P 500 Fund	0
Theodore Miller	International Fund	0
Alexander Ilyasov	International Fund	0
Eric Kobren	Growth Fund	Over $1,000,000
J. Russell Vanneman	Growth Fund	$10,001-$50,000
Scott Black	Value Fund	Over $1,000,000

PRINCIPAL UNDERWRITER

E*TRADE Securities, a subsidiary of E*TRADE Financial, is located at 135 E. 57th Street, 31st Floor, New York, NY 10022 and serves as the Fund’s principal underwriter pursuant to a Distribution Agreement  (“Distribution Agreement”). The Distribution Agreement shall remain in effect for two years after the date of the agreement, and is renewable annually thereafter, subject to the approval by a majority of the Board, including a majority of Independent Trustees. None of the Funds, except for the Retail Class shares of the Value Fund pursuant to the distribution plan discussed below,  pays compensation to E*TRADE Securities for its distribution services. The Distribution Agreement provides that E*TRADE Securities will use its best efforts to distribute each Fund’s shares, although E*TRADE Securities is not obligated to sell any particular amount of shares. E*TRADE Securities will sell each Fund’s shares on a continuous basis.

Each Fund is a no-load fund; therefore, investors pay no sales charges when buying, exchanging or selling shares of a Fund. The Distribution Agreement further provides that E*TRADE Securities will bear any costs of printing prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Funds’ shares for each Fund except for the Value Fund. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Investment Advisory Agreements.

Distribution Plan - Retail Class of Value Fund only

The Trust, on behalf of the Value Fund, has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to the Retail Class shares of the Value Fund (the “Distribution Plan”). The Value Fund’s Predecessor Fund had a similar plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Retail Class shares. Pursuant to the Distribution Plan, the Value Fund uses its assets to finance activities relating to the distribution of retail class shares to investors and provision of certain shareholder services. Certain categories of such expenditures have been approved by the Board and include, among other things, compensation to and expenses (including overhead and telephone expenses) of account executives and other employees of the principal underwriter or of other broker-dealers who engage in or support the distribution of the Value Fund’s shares, printing and mailing of prospectuses and other reports for other than existing shareholders, advertising and allowances to other broker-dealers.  As of November 2, 2005, the Value Fund (including when it was a Predecessor Fund) compensates E*TRADE Securities, principal underwriter of the Value Fund, at a fee calculated at an annual rate of 0.25% of the Value Fund’s average daily net assets attributable to retail class shares regardless of E*TRADE Securities’ expenses.

The total amount paid under the Fund’s distribution plan with respect to the Retail Class shares for the period November 20, 2006 through December 31, 2006 was $16,465. The total amount paid under the Predecessor Fund’s distribution plan for the period January 1, 2006 through November 20, 2006 was $132,078. The total amount paid under the Predecessor Fund’s distribution plan for the fiscal year ended December 31, 2005 was $154,675.

For the period January 1, 2006 through November 20, 2006, the following amounts were spent for distribution-related activities under the Predecessor Fund’s distribution plan for the Retail Class shares:  $604 for printing, $87 for postage; $83,896 for distribution services, including network fees; and $54,102 for marketing. For the period beginning November 20, 2006 through December 31, 2006, the following amounts were spent for distribution-related activities under the Value Fund’s distribution plan for the Retail Class shares: $0 for printing, $15 for postage; $9,877 for distribution services, including network fees; and $27,555 for marketing.  For the fiscal year ended December 31, 2007, the following amounts were spent for distribution-related activities under the Value Fund’s distribution plan for the Retail Class shares: $1,400 for printing, $480 for postage; $67,218 for distribution services, including network fees; and $101,470 for marketing.

In accordance with the terms of the Distribution Plan, E*TRADE Securities provides to the Trust for review by the Board a quarterly written report of the amounts expended under the Distribution Plan and the purpose for which such expenditures were made.  The Distribution Plan is characterized as a reimbursement plan and is directly tied to expenses incurred by E*TRADE Securities; the payments that E*TRADE Securities receives during any year may not exceed its actual expenses.

The Distribution Plan was adopted by a majority vote of the Board, including all of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Distribution Plan on September 7, 2006. In approving the Distribution Plan, the Trustees identified and considered a number of potential benefits which the Distribution Plan may provide. The Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Value Fund and its future shareholders in the form of enhanced shareholder services and the promotion of asset growth. Under its terms, the Distribution Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Distribution Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby, and material amendments of the Distribution Plan must also be approved by the Trustees in the manner described above. The Distribution Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operations of the Distribution Plan, or by a vote of a majority of the outstanding voting securities of the Retail Class (as defined in the 1940 Act). The Distribution Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

CUSTODIAN, FUND ACCOUNTING SERVICES AGENT AND SUB-ADMINISTRATOR

PFPC Trust Company (“PFPC Trust”), 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as custodian of the assets of the Funds. PFPC Trust has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Trust. PFPC Trust has no responsibility for any of the investment policies or decisions of the Funds.

PFPC Inc. (“PFPC”), 4400 Computer Drive, Westborough, Massachusetts 01581 acts as the Funds’ Accounting Services Agent and Sub-Administrator and, among other things: (i) conducts a portfolio review to monitor compliance with the Trust’s Trust Instrument and By-laws, investment policies of each Fund, and 1940 Act and rules thereunder; (ii) calculates the Funds’ yield and total return; (iii) determines amounts available for distribution to shareholders; (iv) assists ETAM in the preparation of Board meeting materials and minutes and the Funds’ prospectus, SAI, annual and semi-annual reports; (v) provides legal administrative services to each Fund, including the preparation of regulatory filings made by each Fund; and (vi) prepares tax returns for each Fund. For its services in these capacities, PFPC is compensated directly by each Fund.

SECURITIES LENDING AGENT

PFPC Trust, 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as securities lending agent for the Trust.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, acts as transfer agent and dividend-disbursing agent for each Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, 8 Penn Center Plaza, Philadelphia, Pennsylvania 19103, acts as the independent registered public accounting firm for each Fund and is responsible for auditing the annual financial statements of each Fund.

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, DC 20006-2401, acts as legal counsel for each Fund and the Trust’s Independent Trustees.

PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION

Each Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Pursuant to the Investment Advisory Agreement and the Subadvisory Agreements and subject to policies as may be established by the Board, each Sub-adviser is responsible for its investment portfolio decisions and the placing of portfolio transactions. It is the policy of the Funds that payments for executing portfolio transactions may not be used, either directly or indirectly, to compensate any broker for selling Fund shares, even if the broker provides best execution.

The portfolio turnover rate for the Funds for their most recent fiscal period may be found under “Financial Highlights” in the Funds’ respective Prospectus.

Index Funds

In placing orders, it is the policy of the Index Funds to obtain the best execution taking into account the broker/dealer’s general execution and operational facilities, the type of transaction involved and other factors such as the broker/dealer’s risk in positioning the securities involved. While WAM generally seeks competitive commissions or concessions, the Index Funds will not necessarily pay the lowest spread or commission available.

WAM seeks to obtain the best net price and execution on all orders placed for the Index Funds, considering all the circumstances except to the extent the Index Funds may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, commissions are negotiated. Each Index Fund is charged brokerage commissions, transfer taxes and similar fees relating to securities transactions.

Under the 1940 Act, persons affiliated with the Index Funds, ETAM, WAM and their affiliates are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

WAM may, as appropriate, in the allocation of brokerage business, take into consideration certain brokerage services provided by brokers and dealers to WAM. As permitted by Section 28(e) of the Securities Exchange Act of 1934, and subject to policies as may be established by the Board, WAM may cause the Trust to pay a broker-dealer that provides such brokerage research services to WAM an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction.

WAM does not engage brokers and dealers whose commissions are believed to be unreasonable in relation to brokerage and research services provided. The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by WAM for the benefit of all accounts for which the responsible party makes investment decisions. The receipt of research services from brokers may tend to reduce WAM’s expenses in managing the investment portfolios of the Index Funds.

When WAM deems the purchase or sale of a security to be necessary or appropriate for two or more of its advisory clients, WAM generally enters individual orders for each participating client but informs the broker that each such order is a component of the larger order so as to achieve volume discounts and more efficient executions. However, WAM also may, but shall be under no obligation to, aggregate to the extent permitted by applicable law and regulations, the securities to be purchased or sold in order to seek best execution. WAM seeks to allocate trades prior to execution, based on the principle of managing a client account so that its performance will be closely aligned with the performance of the target index.

Actively Managed Funds

Under the supervision of ETAM and the Board, each of KIM and Delphi is responsible for decisions to buy and sell securities for the Growth Fund and Value Fund, respectively, and for the placement of these Funds’ portfolio business and negotiation of commissions, if any, paid on these transactions.

In placing portfolio transactions with brokers and dealers, KIM and Delphi attempt to obtain the best overall terms for the Fund each manages, taking into account such factors as price (including dealer spread), the size, type and difficulty of the transaction involved, and the financial condition and execution capability of the broker or dealer. In selecting broker-dealers and to the extent that the execution and price offered by more than one dealer are comparable, each may consider research, including statistical or pricing information, and brokerage services furnished to the Fund or its Sub-adviser as well as the full range and quality of a broker’s services in placing brokerage, including, among other things, commission rates, financial responsibility, and responsiveness. In addition, the Actively Managed Funds may pay brokerage commissions to brokers or dealers in excess of those otherwise available upon a determination that the commission is reasonable in relation to the value of the brokerage services provided, viewed in terms of either a specific transaction or overall brokerage services provided with respect to an Actively Managed Fund’s portfolio transactions by such broker or dealer. KIM and Delphi may use this research information in managing their respective Actively Managed Fund’s assets, as well as assets of other clients. When choosing a broker to execute portfolio transactions, each of KIM and Delphi must follow its respective policies and procedures on providing best execution. Each of KIM’s and Delphi’s policy on best execution establishes the methods to be followed to ensure that it is seeking to achieve best execution of its clients’ portfolio transactions while complying with all applicable regulatory standards and the investment guidelines of its clients.

Stocks, other equity securities and options may be traded through brokers on an agency basis with a stated brokerage commission or on a principal basis in the OTC market. Fixed income securities are generally traded on the OTC market on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a dealer on principal transactions will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at that time. Shares of underlying funds may be purchased or redeemed in transactions with the acquired fund, its principal underwriter or independent dealers. Certain money market instruments and government agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Futures contracts are traded on an agency basis with a futures commission merchant. Swaps and other OTC contracts are traded directly with the counterparty, which is usually a dealer, a bank or other institution.

Certain equity securities also may be traded in the OTC market. Transactions in the OTC market are generally effected as principal transactions with dealers. However, transactions in the OTC market may also be effected as agency transactions, such as through an electronic communications network (“ECN”) or alternative trading system (“ATS”). The costs of transactions in securities in the OTC market, whether effected through dealers, ECNs, ATSs or otherwise, may include dealer spreads, brokerage commissions, commission equivalent charges or a combination thereof.

Other investment advisory clients advised by KIM and Delphi may also invest in the same securities as the Actively Managed Fund each advises. When these clients buy or sell the same securities at substantially the same time, KIM and Delphi may average the transactions as to price and allocate the amount of available investments in a manner that these Sub-advisers believe to be equitable to their client, including the Actively Managed Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, KIM and Delphi may aggregate the securities to be sold or purchased for an Actively Managed Fund with those to be sold or purchased for other funds or clients managed by it in order to obtain best execution.

The Growth Fund will arrange to be included within a class of investors entitled not to pay sales charges by purchasing initial load acquired fund shares under letters of intent, rights of accumulation, cumulative purchase privileges and other quantity discount programs.

BROKERAGE COMMISSIONS

For the fiscal years ended December 31, 2005, 2006 and 2007, the Funds paid brokerage commissions in the amounts set forth below. For the fiscal year ended December 31, 2005, the Growth Fund’s Predecessor Fund did not pay any brokerage commissions. The Growth Fund and its Predecessor Fund paid no brokerage commissions in 2006.  In fiscal year 2007, the Growth Fund incurred brokerage commissions solely from its investments in exchange-traded funds.   Although it was permitted to do so, the Growth Fund had not previously invested in exchange-traded funds. During fiscal year 2007, the Growth Fund paid $654.50 in brokerage commissions to E*TRADE Securities, an affiliate of ETAM.  The amount represents 62% of the total brokerage commissions paid by the Growth Fund for fiscal year 2007.    Recent fluctuations in the brokerage commissions of the Funds can be attributed to increased inflows, investment of such, and in the case of the Index Funds portfolio rebalancing as a result. The 2005 differential in the Value Fund’s brokerage commissions can be attributed to decreased portfolio turnover during that fiscal year.

FUND	2005		2006		2007
International Fund	$37,488		$74,054		$95,995
Russell 2000 Fund	$24,084		$36,426		$29,705
S&P 500 Fund	$24,799		$6,278		$10,386
Technology Fund	$11,877		$9,151		$8,989
Value Fund	$43,096	(1)	$62,997	(2)	$72,658
Growth Fund	None		None		$1,063

(1)  Brokerage commissions paid by the Value Fund’s Predecessor Fund.

(2)  The amount shown consists of brokerage commissions paid by the both the Value Fund and its Predecessor Fund. For the period beginning January 1, 2006 through November 20, 2006, the Value Fund’s Predecessor Fund paid $57,733 in brokerage commissions. For the period beginning November 20, 2006 through December 31, 2006, the Value Fund paid $5,264 in brokerage commissions.

SECURITIES OF REGULAR BROKER/DEALERS

For the fiscal year ended December 31, 2007, the following Funds held the shares of securities of their regular broker-dealers or of their parents listed below.

FUND	SECURITY	VALUE
S&P 500 Fund	Merrill Lynch & Co Inc.	$1,324,017
	CitiGroup	$4,231,853
	JP Morgan Chase & Co.	$4,221,741
	Bear Stearns & Co.	$293,255
	Morgan Stanley	$1,622,829
	Bank of America	$5,272,781
International Fund	Deutsche Bank AG	$904,888
	BNP Paribas ADR	$1,240,793
	Credit Agricole SA	$303,229
Value Fund	Lehman Bros.	$1,956,656
	Goldman Sachs & Co.	$2,258,885

PORTFOLIO HOLDINGS DISCLOSURE

Each Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each Fund’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. For the Index Funds, information regarding quarter-end portfolio holdings is publicly disclosed on the Funds’ web site shortly after each Fund’s quarterly report is filed. There may be a lag of up to 60 days between the date of the quarterly report and the date on which such quarterly report is filed with the SEC. For the Actively Managed Funds, you may obtain a full listing of the Funds’ portfolios as of the most recent month end at www.kobren.com/funds. Such information is generally made available 30 days after month end.

Other than in regulatory filings, a Fund may provide its complete list of portfolio holdings to certain third parties and affiliates when it is determined by the Fund’s Board of Trustees that the Fund has a legitimate business purpose for doing so. Specifically, a Fund’s disclosure of its portfolio holdings to third parties may include disclosure:

•              To the Fund’s auditors for use in providing audit opinions;

•              To the Fund’s counsel for legal review of regulatory filings;

•              To employees of the Adviser and Sub-adviser to the Fund and their affiliates in connection with providing services to the Fund;

•              To financial printers, such as RR Donnelley and Merrill Corp., for the purpose of filing the Fund’s regulatory filings;

•              For the purpose of due diligence regarding a merger or acquisition;

•              To a new adviser or sub-adviser prior to the commencement of its management of the Fund;

•              To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor’s;

•              To the Fund’s administrator, securities lending agent and other service providers, such as ADP and Institutional Shareholder Services, the Fund’s proxy voting service providers and class action service providers, on a daily basis, in connection with their providing services benefiting the Fund; or

•              To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders.

The persons identified above are among the service providers with whom the Funds have ongoing relationships.

In all instances of disclosure of portfolio holdings information to unaffiliated third parties (other than service providers to the Funds or counsel to the Trust prior to the disclosure of such information in regulatory filings), the party receiving such portfolio holdings information will be required to enter into an agreement that obligates the party to (i) keep such information confidential and (ii) not use such information for personal gain or advantage, including an obligation to trade on such information. Entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

The Board has adopted policies and procedures (“Policies”) to be followed by the Funds and their service providers, including without limitation, ETAM, the Sub-advisers, E*TRADE Securities, ETAM as the Funds’ administrator, PFPC Trust and PFPC designed to ensure that disclosure of information regarding a Fund’s portfolio securities is in the best interests of Fund shareholders and in conformity with applicable law or regulatory requirements. The Policies seek to address conflicts between the interests of a Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser or sub-adviser or any affiliated person of a Fund on the other hand. It is the policy of the Funds and their service providers to protect the confidentiality of each Fund’s portfolio holdings and prevent the selective disclosure of information about each Fund’s portfolio holdings that is not otherwise publicly available, except as permitted by the Policies. The Policies authorize the Funds’ chief compliance officer (“CCO”) to consider all requests for information that cannot be answered by way of publicly available information. Among other considerations, the CCO is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of a Fund’s shareholders. Similarly, the CCO is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Fund’s investment adviser, sub-adviser or an affiliated person of the Fund. Any disclosure that creates such a conflict of interest must be approved by a majority of the trustees of the Trust’s Board who are not “interested persons” (as defined in the 1940 Act). The Board has authorized the Funds’ CCO to authorize the release of a Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Funds’ CCO will report quarterly to the Board regarding any release of portfolio holdings and annually regarding the implementation of the Policies.

As of the date of this SAI, no entity receives portfolio holdings information prior to public dissemination, other than service providers as described above. Potential recipients of such information in the future may include rating agencies, lenders or providers of a borrowing facility.

It is also the policy of each Fund that neither the Fund nor its service providers may enter into any arrangements pursuant to which they will receive compensation or other consideration directly or indirectly in return for the disclosure of non-public information about the Fund’s portfolio holdings.

ORGANIZATION, DIVIDEND AND VOTING RIGHTS

The Trust is an open-end investment company organized as a Delaware statutory trust on November 4, 1998. Under its Trust

Instrument, the Trust may issue additional series and classes. Pursuant to such authority, the Board has authorized the issuance of an unlimited number of shares of beneficial interest in the Trust representing interests in the Funds described in this SAI. The shares of each Fund, other than the Value Fund, are offered in one class. The Value Fund offers two separate classes: Retail Class and Institutional Class shares.

The Board has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (“Multi-Class Plan”) on behalf of the Value Fund under which the Value Fund may offer two classes of shares pursuant to Rule 18f-3. The Multi-Class Plan provides that Value Fund’s Retail and Institutional Classes of shares are identical except for distribution fees paid by each class.

Generally, holders of all outstanding shares of the Value Fund will vote together in the aggregate and not by class on all matters, except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class,  and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Trust, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless (i) it is clear that the interests of each Fund in the matter are substantially identical to the other Funds or (ii) that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular Fund.

When voting shares of a particular Fund or a particular class, fractional shares have the same rights proportionately as do full shares. Shares of the Trust have no preemptive, conversion, or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. If the Trust issues additional series, each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.

All shares of the Trust have equal voting rights. Approval by the shareholders of a Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios.

Generally, the Trust will not hold an annual meeting of shareholders unless required by the 1940 Act. The Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of a Fund represents an equal proportional interest in that Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. In the event of the liquidation or dissolution of any Fund, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

The Trust Instrument further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Trust Instrument protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee’s office.

Under Delaware law, the shareholders of a Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statute or other authority limiting statutory trust shareholder liability exists in other states or jurisdictions. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states or jurisdictions, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of a series of the Trust. Notice of such disclaimer will generally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Trust Instrument also provides for indemnification by the relevant series for all losses suffered by a shareholder as a result of an obligation of the series. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

Like any venture, there can be no assurance that a Fund as an enterprise will be successful or will continue to operate indefinitely. If a Fund cannot be operated in an economically viable manner, the Fund, without seeking approval of shareholders of the Fund, may cease operations, which could require you to transfer your investment at an inopportune time.

The Funds commenced operations on the following dates:

FUND	DATE OF COMMENCEMENT OF OPERATIONS
International Fund	October 22, 1999
Russell 2000 Fund	December 29, 2000
S&P 500 Fund	February 17, 1999
Technology Fund	August 13, 1999
Growth Fund(1)	November 20, 2006
Value Fund(1)	November 20, 2006

(1) The Growth Fund and Value Fund commenced operations on November 20, 2006, the date on which each acquired all of the assets and liabilities of its respective Predecessor Fund. The Growth Fund’s Predecessor Fund commenced operations on December 16, 1996 and the Value Fund’s Predecessor Fund commenced operations on December 23, 1998.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES AND FUND ASSETS

Detailed information on purchase and redemption of Fund shares is included in the Prospectus. The net asset value of each Fund will be determined as of the close of regular trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is normally open for trading Monday through Friday, except on national holidays observed by the NYSE, but may close in the event of an emergency. Assets in which a Fund invests may trade and fluctuate in value after the close and before the opening of the NYSE.

Values are determined according to accepted accounting practices and all laws and regulations that apply. ETAM may, from time to time, under the general supervision of the Board of Trustees or the Trust’s pricing committee, utilize the services of one or more pricing services available in valuing the assets of the Funds. In addition, there may be occasions when a different pricing provider or methodology is used. ETAM will continuously monitor the performance of these services.

The underlying funds in which the Growth Fund invests are valued according to the net asset value per share furnished by that acquired fund’s accounting agent. The Funds’ investments in debt securities which mature in more than sixty (60) days are valued on the basis of market quotations. The Funds’ investments in short-term debt securities which mature in sixty (60) days or less are valued at amortized cost, which approximates market values, based on fair valuation procedures approved by the Board.

The Funds’ investments in United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, are valued at representative quoted prices. The Funds’ investments in long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are not available, such bonds are valued at a bid price estimated by a broker. The Funds’ investments in mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

Investments in purchased options, including options on futures, are valued at their last bid price. Written options are valued at their last asked price. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security. When a Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase or sale transaction, the Fund realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

Investments of the Funds are valued at the last reported sale price on the securities or commodities exchange on which such securities primarily are traded. If there is no sale that day, then the value will be based on the most recent bid prices. Securities that are traded primarily on the national securities market are priced using the Nasdaq Official Closing Price (“NOCP”), but if the NOCP is not available, such securities are valued at the most recent bid prices. Securities that are traded principally on foreign securities or commodities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges. If market quotations or official closing prices are not readily available or are determined not to accurately reflect the current value of the securities, then such securities are valued at fair value as determined in good faith under procedures established by the Board. In this regard, the Board has approved the use of certain independent pricing services in determining the fair value of foreign securities that are principally traded in foreign markets when events reasonably determined to be significant occur subsequent to the close of such foreign markets and prior to the time the Fund’s NAV is determined. The fair value of such foreign securities will be determined by a Fund (with the assistance of independent pricing services) using correlations between the movement of prices of the foreign securities and indices of domestic securities and other appropriate indicators. Unlike the closing price of a security on a foreign exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE.

REDEMPTION IN-KIND

The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which they are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. If a redemption is made in-kind, the redeeming shareholder would bear any transaction costs incurred in selling the securities involved.

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, instead of in cash. The proceeds of redemption may be more or less than a shareholder’s tax basis and, therefore, a redemption, whether in-kind or not, may result in a gain or loss for federal income tax purposes.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning each Fund and the purchase, ownership, and disposition of each Fund’s shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAXATION OF THE FUNDS

Each Fund intends to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, certain income from publicly traded partnerships, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of each Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of each Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities (other than securities of other regulated investment companies) of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in certain publicly traded partnerships.

As a RIC, each Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of each Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by that Fund in computing its taxable income. In addition, each Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. Such dividends would generally be eligible to be treated as “qualified dividends” (see below). If any Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if any Fund failed to qualify as a RIC for a period greater than two taxable years, that Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed or taxed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

Except as described below, distributions of investment company taxable income (including net short-term capital gains) generally are taxable to each U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by each Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by that Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction if certain holding period requirements are satisfied. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. In addition, distributions of investment company taxable income may be eligible to be treated as qualified dividend income, as discussed below, and taxed at long-term capital gain rates if received by non-corporate shareholders. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by a Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by any Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and “qualified dividend income”. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria, although dividends paid by REITs will not generally be eligible to qualify as qualified dividend income. A Fund generally can pass through to Fund shareholders the tax treatment of qualified dividend income it receives. For a Fund to receive qualified dividend income, the Fund must meet certain holding period requirements (typically more than 60 days) for the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions, including the more than 60-day holding period requirements, apply to each shareholder’s investment in the applicable Fund with respect to each distribution. The provisions of the Code applicable to qualified dividend income and the 15% maximum individual tax rate on long-term capital gains are currently effective through 2010. Thereafter, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise. Distributions from the Fund attributable to investments in bonds and other debt instruments will not generally qualify for the lower rates.

Distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment companies are not treated as “qualified foreign corporations.” The rate reductions do not apply to corporate taxpayers or to foreign shareholders.

Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. Further, because many companies in which Funds invest do not pay significant dividends on their stock, the Funds may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

FOREIGN TAXES

Each Fund may be subject to certain taxes imposed by the countries in which it invests or operates that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes. If a Fund qualifies as a RIC and if more than 50% of the value of each Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, such Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. Only the International Fund is likely to satisfy this requirement. For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by that Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. In any year in which it elects to “pass through” foreign taxes to shareholders, a Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income.

Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income as well as other limitations.

For this purpose, if the pass-through election is made, the source of each Fund’s income flows through to its shareholders. With respect to each Fund, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including Section 988 gains (defined below), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from a

Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by each Fund.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on qualifying dividends.

The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

If a Fund is not eligible to make the election to “pass through” to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income, and the distribution by the Fund will be treated as United States source income.

DISPOSITIONS

Upon a redemption, sale or exchange of shares of each Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for not more than one year. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

EQUALIZATION

Each Fund may use the so-called “tax equalization method” to allocate a portion of earnings and profits to redemption proceeds. This method is intended to permit each Fund to achieve more balanced distributions for both continuing and departing shareholders. Continuing shareholders should realize tax savings or deferrals through this method, and departing shareholders will not have their tax obligations changed. Although using this method will not affect any Fund’s total returns, it may reduce the amount that otherwise would be distributable to continuing shareholders by reducing the effect of redemptions on dividend and distribution amounts.

BACKUP WITHHOLDING

Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently 28%) (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.  Foreign shareholders may also be subject to U.S. estate tax.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

MARKET DISCOUNT

If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount”. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which that Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of that Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

ORIGINAL ISSUE DISCOUNT

Certain debt securities acquired by each Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FORWARD CONTRACTS

Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which each Fund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by each Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by each Fund and losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that each Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by each Fund, which is taxed as ordinary income when distributed to that Fund. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to the Fund as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend,” to instead be taxed at the rate of tax applicable to ordinary income.

CONSTRUCTIVE SALES

Under certain circumstances, each Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, each Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon each Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on each Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment generally does not apply to transactions that closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

SECTION 988 GAINS OR LOSSES

Gains or losses attributable to fluctuations in exchange rates which occur between the time each Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of each Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that each Fund much distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on distributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her Fund shares.

PASSIVE FOREIGN INVESTMENT COMPANIES

Each Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets are assets that produce passive (i.e., investment type) income or are held for the production of passive income, or 75% or more of its gross income is passive income. If each Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. Each Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years of that Fund and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Each Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election which may be available would involve marking to market a Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

OTHER TAXES

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

LICENSES

STANDARD & POOR’S

The S&P 500 Fund relies on a license related to the S&P 500 Index. In the absence of the license, the S&P 500 Fund may not be able to pursue its investment objective. Although not currently anticipated, the license can be terminated.

The S&P 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of either the S&P 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the S&P 500 Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to ETAM or the S&P 500 Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to ETAM, or the S&P 500 Fund. S&P has no obligation to take the needs of ETAM, S&P 500 Fund or the shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the S&P 500 Fund or the timing of the issuance or sale of shares of the S&P 500 Fund or in the determination or calculation of the equation by which the S&P 500 Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P 500 Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the S&P 500 Fund or the shareholders, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

MSCI EAFE INDEX

The International Fund relies on a license related to the Morgan Stanley Capital International, Inc. (“MSCI”) EAFE Index. In the absence of permission to use the EAFE Index, the International Fund may not be able to pursue its investment objective.

The International Fund is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of the International Fund or any member of the public regarding the advisability of investing in securities generally or in the International Fund particularly or the ability of the EAFE Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE Index which is determined, composed and calculated by MSCI without regard to the International Fund or ETAM. MSCI has no obligation to take the needs of the International Fund, ETAM or the shareholders into consideration in determining, composing or calculating the EAFE Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the International Fund to be issued or in the determination or calculation of the equation by which the International Fund’s shares are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to shareholders in connection with the administration, marketing or trading of the International Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the EAFE Index from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the EAFE Index or any data included therein. Neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by ETAM, the International Fund, the shareholders or any other person or entity from the use of the EAFE Index or any data included therein. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE Index or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

FRANK RUSSELL COMPANY

“Frank Russell Company” and “Russell 2000 Index” are service marks of Frank Russell Company. Frank Russell Company has no relationship to the Russell 2000 Fund, other than the licensing of the Russell 2000 Index and its service marks for use in connection with the Russell 2000 Fund.

STANDARD & POOR’S

The Technology Fund relies on a license related to the S&P North American Technology Sector Index™ (formerly known as the S&P GSTI Composite Index). In the absence of the license, the Technology Fund may not be able to pursue its investment objective. Although not currently anticipated, the license can be terminated.

The Technology Fund is not sponsored, endorsed sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.  or any of its affiliates.  Neither Standard & Poor’s nor any of its affiliates makes any representation or warranty, express or implied, to the owners of the Technology Fund or any member of the public regarding the advisability of investing in securities generally or in the Technology Fund particularly or the ability of the S&P North American Technology Sector Index™ to track the technology stock market performance. Standard & Poor’s only relationship to ETAM or the Technology Fund is the licensing of certain trademarks and trade names of Standard & Poor’s and of the S&P North American Technology Sector Index™ which is determined, composed and calculated by Standard & Poor’s without regard to ETAM or the Technology Fund. Standard & Poor’s has no obligation to take the needs of ETAM, the Technology Fund or the shareholders into consideration in determining, composing or calculating the S&P North American Technology Sector Index™. Standard & Poor’s is not responsible for and has not participated in the determination of the prices and amount of the Technology Fund or the timing of the issuance or sale of shares of the Technology Fund or in the determination or calculation of the redemption price per share. Standard & Poor’s has no obligation or liability in connection with the administration, marketing or trading of the Technology Fund.

Standard & Poor’s does not guarantee the accuracy and/or the completeness of the S&P North American Technology Sector Index™ or any data included therein and Standard & Poor’s hereby expressly disclaims any and all liability for any errors, omissions, or interruptions therein. Standard & Poor’s makes no warranty, express or implied, as to results to be obtained by the Technology Fund, the shareholders, or any other person or entity from the use of the S&P North American Technology Sector Index™ or any data included therein. Standard & Poor’s makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P North American Technology Sector Index™ or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor’s have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

PERFORMANCE INFORMATION

From time to time, a Fund may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders.

The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of a fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions, purchases and sales of a Fund, sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease a Fund’s performance.

ADDITIONAL INFORMATION

The prospectuses and this SAI do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act, with respect to the securities offered hereby. Certain portions of the registration statement have been omitted pursuant to the rules and regulations of the SEC. This registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained in the prospectuses and this SAI as to the contents of any agreement or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such agreement or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The audited financial statements and the reports of the Funds’ independent registered public accounting firm thereon, including the financial highlights appearing in each Fund’s annual report to shareholders for the fiscal year ended December 31, 2007, filed electronically with the SEC, are incorporated by reference and made part of this Statement of Additional Information.

APPENDIX A

RATINGS OF SECURITIES

DESCRIPTION OF MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”) RATINGS:

LONG-TERM DEBT RATINGS

Aaa - An obligation rated Aaa is judged to be of the highest quality, with minimal credit risk.

Aa - An obligation rated Aa is judged to be of high quality and are subject to very low credit risk. Obligations rated Aaa and Aa comprise what are generally known as high-grade bonds.

A - An obligation rated A is considered upper-medium grade and are subject to low credit risk.

Baa - An obligation rated Baa is subject to moderate credit risk. Obligations rated Baa are considered medium grade and as such may possess certain speculative characteristics.

Ba - An obligation rated Ba is judged to have speculative elements and is subject to substantial credit risk.

B - An obligation rated B is considered speculative and is subject to high credit risk.

Caa - An obligation rated Caa is judged to be of poor standing and is subject to very high credit risk.

Ca - An obligation rated Ca is judged to be highly speculative and is likely in, or very near, default, with some prospect for recovery of principal and interest.

C - An obligation rated C is the lowest rated class of bonds and is typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM DEBT RATINGS

PRIME-1 - Issuers with a Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations.

PRIME-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations.

PRIME-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term obligations.

NOT PRIME - Issuers (or supporting institutions) rated not prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR’S (“S&P”) RATINGS:

LONG TERM ISSUE CREDIT RATINGS

AAA - An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse  business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D - An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)-The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C - The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

P - The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* - Continuance of ratings is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

R - The r is attached to highlight derivatives, hybrids and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. - Not rated.

COMMERCIAL PAPER

A-1. - A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2. - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory

A-3. - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

E*TRADE FUNDS (“TRUST”) AND E*TRADE ASSET MANAGEMENT, INC. (“ETAM”)

I.                                         Introduction

The following are the proxy voting policies and procedures (“Policies and Procedures”) adopted by ETAM, an investment adviser registered with the Securities and Exchange Commission (“SEC”) under the Advisers Act, with respect to voting proxies regarding securities held by accounts of those investment advisory clients for whom its exercises discretionary investment management authority.  Currently, the Trust, a management investment company registered with the SEC under the 1940 Act, which consists of multiple separate investment portfolios (“Funds”), is the sole client of ETAM.

Pursuant to the investment management agreements between ETAM and the Trust, on behalf of each of the Funds, the Board of Trustees of the Trust (“Board”) has (1) delegated to ETAM discretionary investment management authority with respect to the management of the Funds’ assets (which includes proxy voting authority) and (2) directed that ETAM implement these Policies and Procedures in exercising that authority with respect to the Funds.

II.                                     General Principles

ETAM has adopted and implemented these Policies and Procedures as a means to ensure that it votes any proxy with respect to any security over which ETAM has discretionary proxy voting authority in a prudent manner and solely in the best interest of each of its clients.

In addition, these Policies and Procedures are designed to ensure ETAM’s compliance with Rule 206(4)-6 under the Advisers Act and the Trust’s compliance with certain disclosure obligations regarding its proxy voting activities under the 1940 Act (“Proxy Voting Rules”) as well as other applicable fiduciary obligations of investment advisers and registered investment companies under rules and regulations adopted by the SEC and discussed in interpretations published by the SEC staff.

III.                                 Process

ETAM follows these Policies and Procedures with respect to any proxies it receives with respect to securities held by each of the Funds.  ETAM will vote any proxies received by any Fund for which it has sole investment discretion in accordance with the recommendations of a third-party proxy voting service, or in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described in Section VI below.

To the extent that the management of a Fund’s portfolio securities is sub-advised by another investment advisory firm (each such firm, a “Sub-Adviser”), the Board has (1) reviewed the proxy voting policies and procedures of the Sub-Adviser; and (2) approved Investment Sub-Advisory Agreements among the Trust (on behalf of the Funds), ETAM and the relevant Sub-Adviser, which explicitly delegate to the relevant Sub-Adviser proxy voting responsibility with respect to proxies received by that Fund.

IV.                                Relevant Discretionary Client Accounts

A.                                    Equity Funds.  The “Equity Funds” of the Trust consist of: E*TRADE International Index Fund; E*TRADE Russell 2000 Index Fund; E*TRADE S&P 500 Index Fund; E*TRADE Technology Index Fund; and E*TRADE Delphi Value Fund.  Under the Investment Management Agreement for each Equity Fund, the Board has delegated to ETAM the authority to vote proxies relating to each Fund’s portfolio securities.  As noted above, to the extent that the management of an Equity Fund’s portfolio securities is sub-advised by a Sub-Adviser, the Board has (1) reviewed the proxy voting policies and procedures of the Sub-Adviser and (2) approved Investment Sub-Advisory Agreements among the Trust (on behalf of the Funds), ETAM and the relevant Sub-Adviser, which explicitly delegate to the relevant Sub-Adviser proxy voting responsibility with respect to proxies received by the Fund.

B.                                    Fund of Funds.  The E*TRADE Kobren Growth Fund is structured as a fund of funds and will invest primarily in assets of certain equity funds and fixed income funds (“Underlying Funds”).  The E*TRADE Kobren Growth Fund will be a shareholder in each of the Underlying Funds in which it invests.  Accordingly, the Fund, in its capacity as a shareholder in the Underlying Funds, may be requested to vote on matters pertaining to the Underlying Funds.  With respect to such shareholder proposals, the E*TRADE Kobren Growth Fund will vote its shares in each of its Underlying Funds in the same proportion as the vote of all other shareholders in that Underlying Fund.

C.                                    Fixed Income Funds.    In the event that a fixed income fund were added to the Trust, it would not be expected to have the opportunity to vote proxies relating to securities held in their portfolios, except in an unusual circumstance.(1)  In the

(1)                                  For the purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority which may be exercised with respect to a portfolio security.

unlikely event that a fixed income fund were to hold a security in its portfolio that required a proxy vote, ETAM will explicitly delegate to the relevant Sub-Adviser proxy voting responsibility with respect to proxies received by the Fund.

V.                                    Proxy Voting Administration

A.                                    Proxy Voting Records.  ETAM, or its agent, maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act.  These records include: (1) a copy of all proxy voting policies and procedures used by a Sub-Adviser or other third-party that exercises voting authority or provides voting advice with respect to proxies received by a Fund; (2) a copy of all proxy statements (which may be satisfied by relying on the SEC’s EDGAR website or a third-party who has undertaken to provide a copy of such proxy statements promptly upon request); (3) a record of each vote cast on behalf of a Fund; (4) a copy of any document created by ETAM or a Sub-Adviser that was material to making a decision on how to vote proxies on behalf of a Fund or that memorializes the basis for that decision; and (5) a copy of each written request from the Funds for proxy voting records and any written response from ETAM to any written or oral request for such records.  ETAM or its agent will also maintain any documentation related to an identified material conflict of interest.

Proxy voting books and records will be maintained by ETAM or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of ETAM or its agent.

B.                                    Review and Oversight.  ETAM will provide for the supervision and periodic review of its proxy voting activities and the implementation of these Policies and Procedures.  Because Sub-Advisers have been delegated responsibility for proxy voting for certain of the Funds, the Sub-Advisers will ensure (subject to the review and oversight of ETAM) that proxies are voted on a timely basis.  If proxies related to Fund’s portfolio securities are received by a Sub-Adviser, the Sub-Adviser will provide ETAM with (1) all information required to verify that such proxies have been voted in a timely and appropriate manner and (2) appropriate records to allow ETAM and the Funds to comply with the Proxy Voting Rules, including the filing of Form N-PX on behalf of each Fund.

C.                                    Reporting to the Board.  ETAM and the Sub-Advisers will provide any proxy voting information to the Board on a quarterly basis and will annually certify to the Board that each of them has voted proxies in compliance with these Policies and Procedures.

VI.                                Board of Trustees—Proxy Sub-Committee

In accordance with the charter of the Board’s Corporate Governance and Compliance Oversight Committee, the Committee may appoint a sub-committee (“Proxy Sub-Committee”) for the purpose of providing a Fund’s consent to vote in matters in which ETAM or any Sub-Adviser seeks such consent because of a conflict of interest, which might arise in connection with a particular vote, or for other reasons. The Proxy Sub-Committee also may review these Policies and Procedures as well as each Sub-Adviser’s proxy voting policies and procedures with respect to the Trust.

APPENDIX C

WORLD ASSET MANAGEMENT, INC.

PROXY VOTING POLICIES

AND PROCEDURES

I	INTRODUCTION	2

II	GENERAL PRINCIPLE	2

III.	DEFINITIONS	3

A.	Best Interests of Clients	3
B.	Material Conflicts of Interest	4

IV	THE PROXY COMMITTEE	4

V	ERISA FIDUCIARY DUTIES AND PROXY VOTING	4

VI	PROCESS	4

A.	Routine Corporate Administrative Items	5
B.	Special Interest Issues	6
C.	Issues Having the Potential for Major Economic Impact	7
1.	Executive Compensation Plans	7
2.	Prevention of Greenmail	8
3.	Cumulative Voting of Directors	8
4.	Super-Majority Provisions	8
5.	Fair Price Provisions	8
6.	Defensive Strategies	9
7.	Business Combinations or Restructuring	9
D.	Voting in Foreign Markets	9
E.	Review of ISS Recommendations	10
F.	Overriding ISS Recommendations	10

VII	DISCLOSURE OF VOTE	13

A.	Public and Client Disclosures	13
B.	Mutual Fund Board of Trustees	13

VIII	RECONCILIATION	14

IX	RECORDKEEPING	14

I                                            INTRODUCTION

The following are Proxy Voting Policies and Procedures adopted by World Asset Management, Inc. (“World”), an investment Adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”), with respect to voting of those securities held in World’s clients’ portfolios for which World may have voting authority from time to time. World considers proxy voting an important responsibility on behalf of those clients for which World has discretionary voting authority(1) and seeks to vote proxies of securities held in such clients’ portfolios in the best interest of the relevant client and to ensure that the votes cast are not affected by any material conflict of interest.

These Policies and Procedures are adopted as required by, and to ensure compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and other applicable fiduciary obligations under rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) and interpretations of its staff as well as the fiduciary requirements generally imposed by the Employee Retirement Income Security Act of 1974 (“ERISA”), and the regulations thereunder, in particular, the Department of Labor’s 1994 interpretive bulletin discussing an ERISA fiduciary’s obligations with respect to proxies for voting securities held by client portfolios.(2)

World follows these Policies and Procedures for each of its clients, as required under the Advisers Act and other applicable law,

unless expressly directed by a client, in writing, to refrain from voting that client’s proxies (or to vote in accordance with the client’s own proxy voting policies and procedures). “Clients” include the sub-advised Funds (each, a “Fund”) as well as pension plans (“plans”) subject to ERISA, individuals and corporations.(3)

II                                        GENERAL PRINCIPLE

World has adopted and implements these Proxy Voting Policies and Procedures (“Policies and Procedures”) as a means reasonably designed to ensure that World votes any proxy or other beneficial interest in an equity security over which World has discretionary proxy voting authority prudently and solely in the “best interest of its clients,” as defined below, considering all relevant factors and without undue influence from individuals or groups who may have an economic or other interest in the outcome of a proxy vote. To that end, World has retained Institutional Shareholder Services (“ISS”) as their proxy voting agent.

(1)  World Maintains records indicating those accounts for which it has proxy voting authority and, where applicable, any alternate, client-imposed, policies which may inform or limit World’s free exercise.

(2)  IB 94-2, 29 C.F.R. §2509.04-2.

(3)  To the extent that World has authority to vote proxies on behalf of a client that is a sub-advised Fund, World will vote proxies in the best interest of the sub-advised Fund without, under any circumstances, considering the particular interests of any individual participant in the sub-advised Fund - except to the extent such interests may be aligned with the interests of the sub-advised Fund as a whole. Information about each sub-advised Fund may be obtained directly from the sub-advised Fund and through the sub-advised Funds’ public filings including, but not limited to, Form N-PX.

World will accept directions from clients to vote their proxies in a manner that may result in their proxies being voted differently than we might vote proxies of other clients over which World has full discretionary authority. For example, some labor unions may instruct World to vote proxies for their accounts in accordance with the AFL-CIO Proxy Voting Standards, and religious institutions may instruct us to vote their proxies in a manner consistent with standards they establish. With respect to those clients desiring AFL-CIO Proxy Voting, World has retained Taft-Hartley Advisory Services (“THAS”), a division of ISS, to recommend how to vote such proxies. Similarly, ISS has worked with World to develop custom guidelines for certain religious organizations. These Policies and Procedures do not generally discuss THAS or other customized proxy voting guidelines, as World believes such guidelines are client selected guidelines. World will generally not override ISS’s recommendations with respect to voting proxies for accounts subject to custom guidelines absent further client direction or authorization. Unless specifically directed by a client in writing, World will vote all proxies in accordance with ISS’s recommendations.

II                                        DEFINITIONS

A.                                    Best Interests of Clients

The Best Interest of our clients is that which is reasonably believed by World to be the client’s best economic interests over the long term - that is, the common interest that all clients, as shareholders in the soliciting issuer, share in seeing the value of a common investment increase over time. Clients may have differing political or social interests or values, but their economic interest is generally uniform. Unless instructed to follow a client’s own proxy voting policies and procedures, World generally will not consider a client’s individual characteristics or circumstances (including any social or political concerns) when determining how to vote. Consequently, World typically votes solicited proxies identically for all client accounts for which World has discretionary authority.

B.                                    Material Conflicts of Interest

World recognizes that it may have a material conflict of interest with respect to a proxy voting decision when World or any member of senior management, portfolio manager or portfolio analyst (collectively, “Relevant Personnel”),  knowingly does business with a particular proxy issuer or closely affiliated entity, which may reasonably appear to create a material conflict between the interests of World and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist where, for example, to the knowledge of the Relevant Personnel charged with voting a particular proxy: (1) the soliciting issuer (or known affiliate thereof) is a client or an investor in a client; (2) the soliciting issuer (or a known affiliate thereof) is being actively solicited to become a client or an investor in a client; (3) a client or investor in a client (or interest group supported by the client or investor) actively supports or opposes a proxy proposal; (4) World or any Relevant Personnel has personal or other business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or in any other matter coming before shareholders (e.g., where a spouse or close relative of Relevant Personnel serves as a director or executive of the soliciting issuer). Where a material conflict of interest is identified, World will follow the conflicts policies and procedures described herein.

III                                    THE PROXY COMMITTEE

The members of the Proxy Committee are set forth on Exhibit A. The Proxy Committee has authorized and approved these Policies and Procedures. The Proxy Committee meets as needed to administer World’s proxy review and voting process and revise and update these Policies and Procedures as new issues arise. The Proxy Committee may cause World to retain one or more vendors to review, monitor and recommend how to vote proxies in client accounts in a manner consistent in all material respects with these Policies and Procedures and then ensure that such proxies are voted on a timely basis. From time to time, World’s Proxy Committee may discuss matters with members of Comerica’s Proxy Sub-Committee.

IV                                   ERISA FIDUCIARY DUTIES AND PROXY VOTING

The voting of proxies on securities held in employee benefit plan investment portfolios is governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). Accordingly, those who vote such proxies are subject to ERISA’s fiduciary duty provisions. In general, an ERISA fiduciary who votes proxies has a duty of loyalty, a duty of prudence, a duty to comply with plan documents and a duty to avoid prohibited transactions. The Proxy Committee reasonably believes that these Policies and Procedures satisfy ERISA’s fiduciary duty requirements generally and, in particular, the Department of Labor’s 1994 interpretive bulletin discussing ERISA’s fiduciary duty provisions in the proxy voting context. IB 94-2 (29 CFR §2509.94-2).

V                                       PROCESS

In order to apply the general policy noted above in a timely and consistent manner, World has retained ISS to review proxies received by client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. A summary of ISS’s general Proxy Voting Guidelines is attached hereto as Exhibit B. Furthermore, with respect to those clients that have directed World to follow ISS’s Taft-Hartley Policy Statement & Guidelines, a summary of such statement and guidelines is attached hereto as Exhibit C. The THAS and other client-selected voting guidelines may result in votes that differ from votes cast pursuant to these Policies and Procedures. At least annually, the Proxy Committee will review ISS’s general Proxy Voting Guidelines to confirm that they are consistent in all material respects with these Policies and Procedures.

World will review selected ISS’s recommendations at least quarterly (as described below) as part of its fiduciary duty to ensure that it votes proxies in a manner consistent with the best interest of its clients. Recommendations are communicated through ISS’s website or may be sent via e-mail to World’s daily proxy contact at ISS. Absent a client directive to vote a proposal a certain way or a determination to override ISS’s recommendation as provided elsewhere in these Policies and Procedures, client proxies will be voted in accordance with applicable ISS guidelines and recommendations. Because different client accounts may be voted in accordance with different guidelines, client accounts could be voted differently on the same matter. World has also retained ISS for its turnkey voting agent service to administer its proxy voting operation. As such, ISS is responsible for ensuring that all proxies are submitted in a timely manner.

ISS will automatically vote all client proxies in accordance with its recommendations, unless World determines to override such recommendation. The criteria for reviewing ISS’s recommendations are generally set forth in Subsections A - C below. As described below, in certain instances, World has determined that the nature of the issues raised by the proxy proposal together with the costs of reviewing ISS’s recommendations with respect to a particular security outweigh the potential benefits to clients from World’s review of ISS’s advice and recommendations. In each instance where World does not separately review ISS’s recommendations, World will always vote client proxies consistent with ISS’s recommendations. In each instance where World does separately review ISS’s recommendation, World may vote differently from ISS’s recommendation, if, based upon the criteria set forth in Subsections A-C below, World determines that such vote is in clients’ best interests (as described below).

A.                                    Routine Corporate Administrative Items

Philosophy:  World generally is willing to vote with recommendations of management on matters of a routine administrative nature. World’s position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which World will normally vote with management’s recommendation include:

1.                                      appointment or election of auditors, unless the auditor is not independent, fees for non-audit services are excessive or there is reason to believe that the auditor has rendered an opinion which is neither accurate nor fairly indicative of the corporation’s financial position;

2.                                      increases in authorized common or preferred shares (unless the amounts are excessive, the number of shares of a class of stock with superior voting rights is to be increased or management intends to use the additional authorized shares to implement a takeover defense, in which case World will analyze the proposal on a case-by-case basis as set forth in section C below);

3.                                      directors’ liability and indemnification; unless:

•                                          the proposal would entirely eliminate directors’ liability for violating the duty of care; or

•                                          the proposal would expand coverage beyond mere reimbursement of legal expenses to acts such as negligence, that are more serious violations of fiduciary obligations; provided, however, that World will ordinarily vote with management’s recommendation to expand coverage in cases when a director’s legal defense was unsuccessful if:  (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the corporation; and (b) only the director’s legal expenses were covered;

4.                                      name changes; or

5.                                      the time and location of the annual meeting.

World generally opposes minimum share ownership requirements for directors on the basis that a director can serve a company well regardless of the extent of his share ownership. The election or re-election of unopposed directors is reviewed on a case-by-case basis. World will generally vote against an item denoting “such other business as may come before the meeting” because World will not vote “for” or “against” issues of which World is not aware.

B.                                    Special Interest Issues

Philosophy:  While there are many social, religious, political, and other special interest issues that are worthy of public attention, World believes that the burden of social responsibility rests with management. Because World’s primary responsibility in voting proxies is to provide for the greatest shareholder value, World is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, World may vote for disclosure reports seeking additional information on a topic, particularly when it appears companies have not adequately addressed related shareholder concerns. Accordingly, except as provided in the prior sentence, World will generally either refrain from voting on shareholder proposals, or vote with management’s recommendation, on issues such as:

1.                                      restrictions on military contracting,

2.                                      restrictions on the marketing of controversial products,

3.                                      restrictions on corporate political activities,

4.                                      restrictions on charitable contributions,

5.                                      restrictions on doing business with foreign countries,

6.                                      a general policy regarding human rights,

7.                                      a general policy regarding employment practices,

8.                                      a general policy regarding animal rights,

9.                                      a general policy regarding nuclear power plants, and

10.                               rotating the location of the annual meeting among various cities.

Generally, clients which place value on non-economic factors when making proxy decisions reserve for themselves proxy voting authority or provide World specific guidelines for voting their proxies. Client accounts utilizing ISS’s AFL-CIO Proxy Voting Standards Proxy Voting Guidelines, ISS’s Proxy Voting Guidelines for religious institutions or other customized guidelines may attribute additional shareholder value to one or more of the foregoing matters, and thus ISS or other client guidelines may, on a case-by-case analysis, recommend voting in favor of such shareholder proposals or issues for the applicable client accounts.

C.                                    Issues Having the Potential for Major Economic Impact

Philosophy:  World is not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares without independent analysis. World believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis. The following are examples of the issues that World believes have the potential for major economic impact on shareholder value:

1.                                       Executive Compensation Plans

Stock-based incentive plans are among the most economically significant issues upon which shareholders are entitled to vote. Approval of these plans may result in large transfers of shareholders’ equity out of the company to plan participants as awards vest and are exercised. The cost associated with such transfers should be measured if incentive plans are to be managed properly. Accordingly, World has delegated to ISS the estimation of the cost of a company’s stock-based incentive program. An estimated dollar value for each award is determined by factoring into an option-pricing model the number of shares reserved, the exercise price, the award term, the vesting parameters, and any performance criteria. World believes that this approach affords the board adequate flexibility to structure incentive programs to meet the needs of its employees, while shareholders are ensured that the costs associated with a proposed plan are reasonable and linked to performance. A proposed stock-based incentive plan is evaluated in conjunction with all previously adopted plans to provide an overall snapshot of the company’s compensation system. The aggregate value of the compensation system is then expressed as a percentage of the company’s market capitalization. An allowable cap is determined by reference to the average amount paid by companies performing in the top quartile of their industry-specific peer groupings and adjusted based on differing market capitalizations.

2.                                       Prevention of Greenmail

These proposals seek to prevent the practice of “greenmail,” or accumulating large blocks of common stock for the purpose of pressuring corporations into repurchasing the stock at above market prices in order to avoid a takeover proxy fight. In general, World opposes greenmail. World believes that, if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just a select group or individual.

3.                                       Cumulative Voting of Directors

Cumulative voting allows a shareholder with sufficient stock ownership to cast all his share votes for one director and assure election of that director to the board. World believes that, if a person owns a significant portion of a company, he ought to be able to elect a director of his choosing, and World will therefore generally support cumulative voting in the election of directors.

4.                                       Super-Majority Provisions

These corporate charter amendments generally require that a very high percentage of share votes (70-85%) be cast affirmatively to approve a merger or other business combinations, unless the board of directors has approved it in advance. These provisions have the potential to give management “veto power” over merging with another company, even though a majority of shareholders may favor the merger. In most cases, World believes that requiring super-majority approval of mergers places too much veto power in the hands of management and other minority shareholders at the expense of the majority shareholders, and World will generally vote against such provisions.

5.                                       Fair Price Provisions

These provisions are directed toward discouraging two-tier acquisitions where an interested shareholder (who owns 10% or more of the common stock) makes a partial tender offer at one price to gain control of the company and then completes the merger by paying the remaining shareholders a lower price or different consideration. Shareholders who pass on the first offer may be forced to accept the later offer at an unattractive price. Fair price provisions require a super-majority vote (generally 70-85% of outstanding shares) to approve a merger involving an interested stockholder, unless either a minimum “fair price” (often defined as the highest price the interested shareholder paid for his shares in a given time period preceding his tender offer) is paid to all shareholders or the merger is approved by a majority of the continuing directors. Fair price provisions will generally be analyzed on a case-by-case basis. Factors to be considered include the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism used to calculate the fair price. World will typically oppose a fair price provision, if the proposal requires a vote of greater than a majority of disinterested shares to repeal the provision.

6.                                       Defensive Strategies

World analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. World’s decision will be based on whether World believes that the proposal enhances long-term economic value for shareholders. Examples of the types of proposals governed by this paragraph include, without limitation, those that:

a.                                       create (which World is generally opposed to approving, unless it cannot be used as a take-over defense) or eliminate “blank check preferred” shares;

b.                                       classify or stagger the board of directors (which World is generally opposed to approving) or eliminate such classification or staggering (which World typically agrees should be eliminated);

c.                                       establish or redeem “poison pills” that make it financially unattractive for a shareholder to purchase more than a small percentage of the company’s shares;

d.                                       change the size of the board; or

e.                                       authorize or prevent the repurchase of outstanding shares.

7.                                       Business Combinations or Restructuring

World analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. World’s decision will be based on whether World believes that the proposal enhances long-term economic value for shareholders.

D.                                    Voting in Foreign Markets

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which client accounts may invest. World will evaluate issues presented to shareholders for each client’s foreign holdings in the context of the guidelines described above, as well as local market standards and best practices. World will vote proxies in foreign markets in a manner generally consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances when World elects not to vote as described below.

Many foreign markets require that securities be blocked or reregistered to vote at a company’s meeting. World generally will not subject client accounts to the loss of liquidity imposed by these requirements. In addition, the costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be higher than for U.S. holdings. As such, World may limit its voting proxies on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

E.                                    Review of ISS Recommendations

On a regular basis, but no less frequently than quarterly, the Proxy Committee will review selected ISS recommendations for upcoming shareholder meetings. World has determined that the costs of reviewing ISS’s advice and recommendations with respect to a particular security outweigh the potential benefits to clients from World’s review of ISS’s advice and recommendations, unless:

(1)                                  Complex, Unusual or Significant. ISS’s recommendation relates to proxy proposals that are complex or unusual or that raise significant issues (e.g., anti-takeover provisions or business combinations and/or restructurings), and

(2)                                  Client Holdings are Meaningful. For these purposes, the holding of a particular issuer would be considered to be meaningful if

(ii)                                  all client accounts with respect to which World holds full discretionary authority to vote a client’s proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.

As a result of the foregoing, World will generally vote proxies consistent with ISS’s recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS’s advice and recommendations with respect to a particular proxy do not outweigh the potential benefits to clients from its review of ISS’s advice and recommendations.

Minutes will not be kept of Proxy Committee meetings. However, any determinations by the Proxy Committee and the Legal/Compliance Department to vote proxies differently from the applicable ISS recommendation, as described more fully below, shall be documented and retained as a record of World as specified in Section VIII hereof.

F.            Overriding ISS Recommendations

In the event that World disagrees with ISS’s recommendation on how to vote client proxies for one or more resolutions, World will request an “override” from the Proxy Committee. However, because World may have business interests that exposes it to pressure to vote a proxy in a manner that may not be in the best interest of its clients, all requests to vote differently from the ISS recommendation with respect to a particular matter must be given to the Proxy Manager (who is identified in Exhibit A) or, in the absence of the Proxy Manager, another member of the Proxy Committee for independent review by the Proxy Committee. Following receipt of such request, the Proxy Manager or Proxy Committee member will follow the following process:

(1)           Complete a Proxy Override Request Form which contains:  (a) information regarding the resolution in question; (b) the rationale for not following ISS’s recommendation; and (c) the identification of any actual or potential conflicts between the interests of World and those of one or more of its clients (or sought-after clients) with respect to the voting of a proxy.

(a)           In identifying all actual or potential conflicts of interest, the Proxy Manager or other Proxy Committee member shall take steps that the Proxy Committee believes are reasonably designed to determine whether World has any business interest or relationship or any executive of World has any business or personal interest or relationship that might influence World to vote in a manner that might not be in its clients’ best interests, considering the nature of World’s business and its clients, the issuer, the proposal, and any other relevant circumstances.

(b)           A conflict of interest may exist where, for example:

(i)            World manages or is actively seeking to manage the assets (including retirement plan assets) of a company whose securities are held in client accounts;

(ii)           A client or a client-supported interest group actively supports a proxy proposal; or

(iii)          World or senior executives of World may have personal or other business relationships with participants in proxy contests, corporate directors, and candidates for corporate directorships, or in any other matter coming before shareholders — for example, an executive of World may have a spouse or other close relative who serves as a director of a company or executive of the company.

(2)           The completed Proxy Override Request Form (attached as Exhibit D) is then submitted to the Proxy Committee and the Compliance Department for review and approval. Both the Proxy Committee and the Compliance Department must approve an override request for it to be implemented.

(a)           The Proxy Committee will first review the Proxy Override Request Form and supporting documentation to determine whether the requested override is in the best interests of clients holding the proxy. If the requested override is approved by a majority of the available voting members of the Proxy Committee, assuming that at least two voting members of the Policy Committee are available, the requested override and supporting documentation shall be forwarded to the Legal/Compliance Department for their review of any potential or actual conflicts of interest.

(b)           The Legal/Compliance Department may approve any override request approved by the Proxy Committee only if:

(i)            No Conflict. No conflict of interest is identified;

(ii)           Immaterial or Remote Conflict. A potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee; or

(iii)          Material Conflict. A potential or actual conflict of interest appears to be material, the Legal/Compliance Department may approve the override only with the written approval for the override request from its applicable clients. Such request for approval for an override shall be accompanied by a written disclosure of the conflict. If an override request is approved by  clients holding a majority of the subject shares over which World has voting discretion, the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. However, to the extent World receives instructions from any client, World will vote such client’s shares in accordance with its instructions. If no instructions are received from clients in such circumstance and approval is not obtained from clients holding a majority of the subject shares held by unaffiliated clients, World will vote the shares in accordance with ISS’s recommendation. Examples of material conflicts include:  (A) situations where the company soliciting the proxy, or a person known to be an affiliate of such company, is a client of World and the override proposes to change the vote to favor such client or its management(4) and (B) situations where the company soliciting the proxy, or a person known to be an affiliate of such company is, to the knowledge of any employee of World involved in reviewing or advocating the potential override, being actively solicited to be either a client of World and the override proposes to change the vote to favor such potential client or its management.

(3)           If both the Proxy Committee and the Legal/Compliance Department approve the request to override ISS’s recommendation for one or more accounts, the authorizing person(s) will memorialize their approval on the Proxy Override Request Form and provide the approved Proxy Override Request Form to the Proxy Manager for communication of the revised voting instruction to ISS.

(4)  Conversely, it would not be a conflict of interest to override an ISS recommendation and vote against a client or its management.

(4)           The Proxy Manager will preserve a copy of each submitted Proxy Override Request Form, whether or not approved, any supporting documentation, and any client consents, with the records of the Proxy Committee and in accordance with the recordkeeping requirements contained herein.

VI            DISCLOSURE OF VOTE

A.            Public and Client Disclosures

Except to the extent required by applicable law or otherwise approved by Comerica’s Legal Dept, we will not disclose to third parties how we (or ISS) voted a proxy or beneficial interest in a security. Conversely, upon request from an appropriately authorized individual, we will disclose to our Advisory clients or the entity delegating the voting authority to us for such clients (such as a trustee or consultant retained by the client) how we voted such client’s proxy or beneficial interest in securities it held. Furthermore, we will describe these Policies and Procedures in our Form ADV, upon request furnish a copy of these Policies and Procedures to the requesting client, and advise clients how they can obtain information on how World caused their proxies to be voted. World shall take such action as may be necessary to enable any registered investment company for which World has proxy voting authority to further comply with all disclosure obligations imposed by applicable rules and regulations.

B.            Mutual Fund Boards of Trustees

World will promptly advise relevant investment company clients (i.e., those for which World has discretion to vote in accordance with these policies) of any material changes to these policies.

Every decision to vote in a manner different from the recommendation of ISS on a resolution in a proxy solicited by a company held by an investment company client shall be disclosed to such investment company’s board of directors/trustees at its next regularly scheduled meeting along with an explanation for the vote.

VII          RECONCILIATION

The Proxy Manager shall seek to reconcile on a regular basis all proxies received against holdings of all client accounts over which World has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

IX            RECORDKEEPING

World shall, with respect to those clients over which it has discretionary proxy voting authority, make and retain the following:(5)

1.             Copies of all proxy voting policies and procedures required by SEC Rule 206(4)-6 under the Advisers Act.

2.             A copy of each proxy statement World receives regarding client securities.(6)

3.             A record of each vote cast by World (or its designee, such as ISS) on behalf of a client.(7)

4.             A copy of any document created by World that was material to making a decision as to how to vote proxies on behalf of a client or that memorializes the basis for that decision.(8)

(5)  See SEC Rule 204-2(c)(2) under the Advisers Act.

(6)  World may satisfy this requirement by relying on a third party (such as ISS) to make and retain on World’s behalf, a copy of a proxy statement (provided World has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC EDGAR system at www.sec.gov.

(7)  World may satisfy this requirement by relying on a third party (such as ISS) to make and retain, on World’s behalf, a record of the vote cast (provided World has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

5.             A record of each written client request for information on how World voted proxies on behalf of the client, and a copy of any written response by World to any (written or oral) client request for information on how World voted proxies on behalf of the requesting client.

All books and records required to be maintained hereunder, shall be maintained and preserved in an easily accessible place, which may include ISS’s offices, for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of World (or ISS).

(8)  World will satisfy this obligation by attaching any such documents to any Proxy Override Request Form, as provided elsewhere in these Procedures.

EXHIBIT A

The Proxy Committee consists of the following members:

•              Rosanna Bennett

•              Robert Kay

•              Todd Johnson

Rosanna Bennett shall serve as the Proxy Manager. World has retained Institutional Shareholder Services (ISS) to administer the voting of proxies.

EXHIBIT B

Institutional Shareholder Services

Proxy Voting Guidelines

ISS 2007 US Proxy Voting Guidelines
Summary

2099 GAITHER ROAD
SUITE 501
ROCKVILLE, MD • 20850-4045
(301) 556-0500
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WWW.ISSPROXY.COM

Copyright © 2006 by Institutional Shareholder Services.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher.

Requests for permission to make copies of any part of this work should be sent to:

Institutional Shareholder Services

Marketing Department

2099 Gaither Road

Rockville, MD 20850

ISS is a trademark used herein under license.

ISS 2007 Proxy Voting Guidelines Summary

Effective for Meetings Feb 1, 2007

Updated December 15, 2006

The following is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

1. Operational Items	6
Adjourn Meeting	6
Amend Quorum Requirements	6
Amend Minor Bylaws	6
Auditor Indemnification and Limitation of Liability	6
Auditor Ratification	6
Change Company Name	7
Change Date, Time, or Location of Annual Meeting	7
Transact Other Business	7

2. Board of Directors:	8
Voting on Director Nominees in Uncontested Elections	8
2007 Classification of Directors	10
Age Limits	11
Board Size	11
Classification/Declassification of the Board	11
Cumulative Voting	11
Director and Officer Indemnification and Liability Protection	12
Establish/Amend Nominee Qualifications	12
Filling Vacancies/Removal of Directors	12
Independent Chair (Separate Chair/CEO)	13
Majority of Independent Directors/Establishment of Committees	13
Majority Vote Shareholder Proposals	13
Office of the Board	14
Open Access	14
Performance Test for Directors	14
Stock Ownership Requirements	15
Term Limits	15

3. Proxy Contests	16
Voting for Director Nominees in Contested Elections	16
Reimbursing Proxy Solicitation Expenses	16
Confidential Voting	16

4. Antitakeover Defenses and Voting Related Issues	17
Advance Notice Requirements for Shareholder Proposals/Nominations	17
Amend Bylaws without Shareholder Consent	17
Poison Pills	17
Shareholder Ability to Act by Written Consent	17
Shareholder Ability to Call Special Meetings	17
Supermajority Vote Requirements	17

5. Mergers and Corporate Restructurings	18
Overall Approach	18
Appraisal Rights	18

© 2006 Institutional Shareholder Services Inc. All Rights Reserved.

2

Asset Purchases	18
Asset Sales	19
Bundled Proposals	19
Conversion of Securities	19
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans	19
Formation of Holding Company	19
Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)	20
Joint Ventures	20
Liquidations	20
Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition	20
Private Placements/Warrants/Convertible Debentures	20
Spinoffs	21
Value Maximization Proposals	21

6. State of Incorporation	22
Control Share Acquisition Provisions	22
Control Share Cash-out Provisions	22
Disgorgement Provisions	22
Fair Price Provisions	22
Freeze-out Provisions	22
Greenmail	22
Reincorporation Proposals	23
Stakeholder Provisions	23
State Antitakeover Statutes	23

7. Capital Structure	24
Adjustments to Par Value of Common Stock	24
Common Stock Authorization	24
Dual-Class Stock	24
Issue Stock for Use with Rights Plan	24
Preemptive Rights	24
Preferred Stock	24
Recapitalization	25
Reverse Stock Splits	25
Share Repurchase Programs	25
Stock Distributions: Splits and Dividends	25
Tracking Stock	25

8. Executive and Director Compensation	26
Equity Compensation Plans	26
Cost of Equity Plans	26
Repricing Provisions	26
Pay-for Performance Disconnect	26
Three-Year Burn Rate/Burn Rate Commitment	28
Poor Pay Practices	29
Specific Treatment of Certain Award Types in Equity Plan Evaluations:	30
Dividend Equivalent Rights	30
Liberal Share Recycling Provisions	30
Other Compensation Proposals and Policies	30
401(k) Employee Benefit Plans	30
Director Compensation	30
Director Retirement Plans	31
Employee Stock Ownership Plans (ESOPs)	31
Employee Stock Purchase Plans— Qualified Plans	31

3

Employee Stock Purchase Plans— Non-Qualified Plans	31
Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related	32
Compensation Proposals)	32
Options Backdating	32
Option Exchange Programs/Repricing Options	32
Stock Plans in Lieu of Cash	33
Transfer Programs of Stock Options	33
Shareholder Proposals on Compensation	33
Advisory Vote on Executive Compensation (Say-on-Pay)	33
Compensation Consultants- Disclosure of Board or Company’s Utilization	33
Disclosure/Setting Levels or Types of Compensation for Executives and Directors	34
Option Repricing	34
Pay for Superior Performance	34
Pension Plan Income Accounting	34
Performance-Based Awards	35
Severance Agreements for Executives/Golden Parachutes	35
Supplemental Executive Retirement Plans (SERPs)	35

9. Corporate Responsibility	36
Consumer Issues and Public Safety	36
Animal Rights	36
Drug Pricing	36
Drug Reimportation	36
Genetically Modified Foods	36
Handguns	37
HIV/AIDS	37
Predatory Lending	37
Tobacco	38
Toxic Chemicals	38
Environment and Energy	38
Arctic National Wildlife Refuge	38
CERES Principles	39
Climate Change	39
Concentrated Area Feeding Operations (CAFOs)	39
Environmental-Economic Risk Report	39
Environmental Reports	39
Global Warming	40
Kyoto Protocol Compliance	40
Land Use	40
Nuclear Safety	40
Operations in Protected Areas	40
Recycling	40
Renewable Energy	41
Sustainability Report	41
General Corporate Issues	41
Charitable/Political Contributions	41
Disclosure of Lobbying Expenditures/Initiatives	42
Link Executive Compensation to Social Performance	42
Outsourcing/Offshoring	42
Labor Standards and Human Rights	42
China Principles	42
Country-specific Human Rights Reports	42
International Codes of Conduct/Vendor Standards	42
MacBride Principles	43
Military Business	43

4

Foreign Military Sales/Offsets	43
Landmines and Cluster Bombs	43
Nuclear Weapons	44
Operations in Nations Sponsoring Terrorism (e.g., Iran)	44
Spaced-Based Weaponization	44
Workplace Diversity	44
Board Diversity	44
Equal Employment Opportunity (EEO)	44
Glass Ceiling	45
Sexual Orientation	45

10. Mutual Fund Proxies	46
Election of Directors	46
Converting Closed-end Fund to Open-end Fund	46
Proxy Contests	46
Investment Advisory Agreements	46
Approving New Classes or Series of Shares	46
Preferred Stock Proposals	46
1940 Act Policies	46
Changing a Fundamental Restriction to a Nonfundamental Restriction	47
Change Fundamental Investment Objective to Nonfundamental	47
Name Change Proposals	47
Change in Fund’s Subclassification	47
Disposition of Assets/Termination/Liquidation	47
Changes to the Charter Document	47
Changing the Domicile of a Fund	48
Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval	48
Distribution Agreements	48
Master-Feeder Structure	48
Mergers	48
Shareholder Proposals for Mutual Funds	48
Establish Director Ownership Requirement	48
Reimburse Shareholder for Expenses Incurred	48
Terminate the Investment Advisor	48

5

1. Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Auditor Indemnification and Limitation of Liability

Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

•                       The terms of the auditor agreement- the degree to which these agreements impact shareholders’ rights;

•                       Motivation and rationale for establishing the agreements;

•                       Quality of disclosure; and

•                       Historical practices in the audit area.

WTH HOLD against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•                       An auditor has a financial interest in or association with the company, and is therefore not independent,

•                       There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position, or

•                       Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

6

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•                       The tenure of the audit firm;

•                       The length of rotation specified in the proposal;

•                       Any significant audit-related issues at the company;

•                       The number of Audit Committee meetings held each year;

•                       The number of financial experts serving on the committee; and

•                       Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

7

2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•                       Composition of the board and key board committees;

•                       Attendance at board and committee meetings;

•                       Corporate governance provisions and takeover activity;

•                       Disclosures under Section 404 of Sarbanes-Oxley Act;

•                       Long-term company performance relative to a market and peer index;

•                       Extent of the director’s investment in the company;

•                       Existence of related party transactions;

•                       Whether the chairman is also serving as CEO;

•                       Whether a retired CEO sits on the board;

•                       Number of outside boards at which a director serves;

•                       Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

•                       Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•                       Sit on more than six public company boards;

•                       Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•                       The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

•                       The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

•                       The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;

•                       The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

•                       The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

•                       The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•                       At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

•                       The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•                       The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

8

•                       The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•                       The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•                       The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•                       The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

•                       A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;

•                       There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

•                       There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•                       The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•                       The company fails to submit one-time transfers of stock options to a shareholder vote;

•                       The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•                       The company has backdated options (see “Options Backdating” policy);

•                       The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

9

2007 Classification of Directors

Inside Director (I)

•                       Employee of the company or one of its affiliates(1);

•                       Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

•                       Listed as a Section 16 officer(2);

•                       Current interim CEO;

•                       Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

Affiliated Outside Director (AO)

•                       Board attestation that an outside director is not independent;

•                       Former CEO of the company;

•                       Former CEO of an acquired company within the past five years;

•                       Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO’s employment agreement will be made;(3)

•                       Former executive(2) of the company, an affiliate or an acquired firm within the past five years;

•                       Executive(2) of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

•                       Executive, former executive, general or limited partner of a joint venture or partnership with the company;

•                       Relative(4) of a current Section 16 officer of company or its affiliates;

•                       Relative(4) of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non- Section 16 officer in a key strategic role);

•                       Relative(4) of former Section 16 officer, of company or its affiliate within the last five years;

•                       Currently provides (or a relative(4) provides) professional services(5) to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;

•                       Employed by (or a relative(4) is employed by) a significant customer or supplier(6);

•                       Has (or a relative(4) has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; (6)

•                       Any material financial tie or other related party transactional relationship to the company;

•                       Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

•                       Has (or a relative(4) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; (7)

•                       Founder (8) of the company but not currently an employee;

•                       Is (or a relative(4) is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments(6) from the company or its affiliates(1).

Independent Outside Director (IO)

•                       No material(9) connection to the company other than a board seat.

Footnotes:

(1) “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(2) “Executives” (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).

10

(3) ISS will look at the terms of the interim CEO’s employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

(4) “Relative” follows the SEC’s new definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

(5) Professional services can be characterized as advisory in nature and generally include the following: investment banking / financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

(6) If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient’s gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

(7) Interlocks include: (a) executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

(8) The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

(9) For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or provide for cumulative voting unless the company meets all of the following criteria:

•                       Majority vote standard in director elections, including a carve-out for plurality voting in contested situations;

•                       Annually elected board;

•                       Two-thirds of the board composed of independent directors;

•                       Nominating committee composed solely of independent directors;

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•                       Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

•                       Ability of shareholders to call special meetings or act by written consent with 90 days’ notice;

•                       Absence of superior voting rights for one or more classes of stock;

•                       Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

•                       The company has not under-performed its both industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the CEO position within the last three years; and

•                       No director received a WITHHOLD vote level of 35% or more of the votes cast in the previous election.

* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•                       If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•                       If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

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Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•                       Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

•                  Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

•                  Serves as liaison between the chairman and the independent directors,

•                  Approves information sent to the board,

•                  Approves meeting agendas for the board,

•                  Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

•                  Has the authority to call meetings of the independent directors,

•                  If requested by major shareholders, ensures that he is available for consultation and direct communication;

•                       Two-thirds independent board;

•                       All-independent key committees;

•                       Established governance guidelines;

•                       The company should not have underperformed both its industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the Chairman/CEO position within that time;

•                       The company does not have any problematic governance issues.

* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independent outsider. (See Classification of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

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Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Office of the Board

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

•                       Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•                       Effectively disclosed information with respect to this structure to its shareholders;

•                       Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•                       The company has an independent chairman or a lead/presiding director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Open Access

Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management’s proxy card, provided the proposal substantially mirrors the SEC’s proposed two-trigger formulation (see the proposed “Security Holder Director Nominations” rule (http://www.sec.gov/rules/proposed/34-48626.htm) or ISS’ comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

Performance Test for Directors

WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

One measurement will be a market-based performance metric and three measurements will be tied to the company’s operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth, and pre-tax operating Return on Invested Capital (ROIC) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company’s historical performance over a five-year period yet also accounts for near-term changes in a company’s performance.

The table below summarizes the new framework:

Metrics	Basis of Evaluation	Weighting	2nd Weighting
Operational Performance			50%
5-year Average pre-tax operating ROIC	Management efficiency in deploying assets	33.3%
5-year Sales Growth	Top-Line	33.3%
5-year EBITDA Growth	Core-earnings	33.3%
Sub Total		100%

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Stock Performance		50%
5-year TSR	Market
Total		100%

Adopt a two-phased approach. In 2007 (Year 1), the worst performers (bottom five percent) within each of the 24 GICS groups will automatically receive cautionary language, except for companies that have already received cautionary language or withhold votes in 2006 under the current policy. The latter may be subject to withhold votes in 2007. For 2008 (Year 2), WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and/or shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. This policy would be applied on a rolling basis going forward.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

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3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•                       Long-term financial performance of the target company relative to its industry;

•                       Management’s track record;

•                       Background to the proxy contest;

•                       Qualifications of director nominees (both slates);

•                       Strategic plan of dissident slate and quality of critique against management;

•                       Likelihood that the proposed goals and objectives can be achieved (both slates);

•                       Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

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4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•                       Shareholders have approved the adoption of the plan; or

•                       The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•                       No lower than a 20% trigger, flip-in or flip-over;

•                       A term of no more than three years;

•                       No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•                       Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

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5. Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•            Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•                       Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•                       Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•                       Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•                       Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•            Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•                       Purchase price;

•                       Fairness opinion;

•                       Financial and strategic benefits;

•                       How the deal was negotiated;

•                       Conflicts of interest;

•                       Other alternatives for the business;

•                       Non-completion risk.

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Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

•                       Impact on the balance sheet/working capital;

•                       Potential elimination of diseconomies;

•                       Anticipated financial and operating benefits;

•                       Anticipated use of funds;

•                       Value received for the asset;

•                       Fairness opinion;

•                       How the deal was negotiated;

•                       Conflicts of interest.

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

•                       Dilution to existing shareholders’ position;

•                       Terms of the offer;

•                       Financial issues;

•                       Management’s efforts to pursue other alternatives;

•                       Control issues;

•                       Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•                       The reasons for the change;

•                       Any financial or tax benefits;

•                       Regulatory benefits;

•                       Increases in capital structure;

•                       Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•                       Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital Structure”);

•                       Adverse changes in shareholder rights.

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Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

•                       Offer price/premium;

•                       Fairness opinion;

•                       How the deal was negotiated;

•                       Conflicts of interest;

•                       Other alternatives/offers considered; and

•                       Non-completion risk.

Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•                       Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•                       Cash-out value;

•                       Whether the interests of continuing and cashed-out shareholders are balanced; and

•                       The market reaction to public announcement of transaction.

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•                       Percentage of assets/business contributed;

•                       Percentage ownership;

•                       Financial and strategic benefits;

•                       Governance structure;

•                       Conflicts of interest;

•                       Other alternatives;

•                       Noncompletion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

•                       Management’s efforts to pursue other alternatives;

•                       Appraisal value of assets; and

•                       The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under “Mergers and Corporate Restructurings: Overall Approach.”

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

•                       Dilution to existing shareholders’ position;

•                       Terms of the offer;

•                       Financial issues;

•                       Management’s efforts to pursue other alternatives;

•                       Control issues;

•                       Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

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Spinoffs

Vote CASE-BY-CASE on spin-offs, considering:

•                       Tax and regulatory advantages;

•                       Planned use of the sale proceeds;

•                       Valuation of spinoff;

•                       Fairness opinion;

•                       Benefits to the parent company;

•                       Conflicts of interest;

•                       Managerial incentives;

•                       Corporate governance changes;

•                       Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

•                       Prolonged poor performance with no turnaround in sight;

•                       Signs of entrenched board and management;

•                       Strategic plan in place for improving value;

•                       Likelihood of receiving reasonable value in a sale or dissolution; and

•                       Whether company is actively exploring its strategic options, including retaining a financial advisor.

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6. State of Incorporation

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

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Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including:

•                       The reasons for reincorporating;

•                       A comparison of the governance provisions;

•                       Comparative economic benefits; and

•                       A comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

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7. Capital Structure

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

•                       Rationale;

•                       Good performance with respect to peers and index on a five-year total shareholder return basis;

•                       Absence of non-shareholder approved poison pill;

•                       Reasonable equity compensation burn rate;

•                       No non-shareholder approved pay plans; and

•                       Absence of egregious equity compensation practices.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•                       It is intended for financing purposes with minimal or no dilution to current shareholders;

•                       It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

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Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•                       More simplified capital structure;

•                       Enhanced liquidity;

•                       Fairness of conversion terms;

•                       Impact on voting power and dividends;

•                       Reasons for the reclassification;

•                       Conflicts of interest; and

•                       Other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•                       Adverse governance changes;

•                       Excessive increases in authorized capital stock;

•                       Unfair method of distribution;

•                       Diminution of voting rights;

•                       Adverse conversion features;

•                       Negative impact on stock option plans; and

•                       Alternatives such as spin-off.

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8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•        The total cost of the company’s equity plans is unreasonable;

•        The plan expressly permits the repricing of stock options without prior shareholder approval;

•        There is a disconnect between CEO pay and the company’s performance;

•        The company’s three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

•        The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for Performance Disconnect

Generally vote AGAINST plans in which:

•        there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance);

•        the main source of the pay increase (over half) is equity-based, and

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•        the CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, value of non-equity incentive payouts, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

•        The compensation committee has reviewed all components of the CEO’s compensation, including the following:

•       Base salary, bonus, long-term incentives;

•       Accumulative realized and unrealized stock option and restricted stock gains;

•       Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

•       Earnings and accumulated payment obligations under the company’s nonqualified deferred compensation program;

•       Actual projected payment obligations under the company’s supplemental executive retirement plan (SERPs).

•        A tally sheet with all the above components should be disclosed for the following termination scenarios:

•       Payment if termination occurs within 12 months: $          ;

•       Payment if “not for cause” termination occurs within 12 months: $          ;

•       Payment if “change of control” termination occurs within 12 months: $          .

•        The compensation committee is committed to providing additional information on the named executives’ annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS’ requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

•        The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants

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to be made. The performance-based equity awards do not refer to non-qualified stock options(1) or performance-accelerated grants.(2) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

•        The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company’s financial measures.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST plans if the company’s most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company’s underlying performance.

(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

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2007 Burn Rate Table

		Russell 3000			Non-Russell 3000
GICS	Description	Mean	Standard Deviation	Mean+ STDEV	Mean	Standard Deviation	Mean+ STDEV
1010	Energy	1.37%	0.92%	2.29%	1.76%	2.01%	3.77%
1510	Materials	1.23%	0.62%	1.85%	2.21%	2.15%	4.36%
2010	Capital Goods	1.60%	0.98%	2.57%	2.34%	1.98%	4.32%
2020	Commercial Services & Supplies	2.39%	1.42%	3.81%	2.25%	1.93%	4.18%
2030	Transportation	1.30%	1.01%	2.31%	1.92%	1.95%	3.86%
2510	Automobiles & Components	1.93%	0.98%	2.90%	2.37%	2.32%	4.69%
2520	Consumer Durables & Apparel	1.97%	1.12%	3.09%	2.02%	1.68%	3.70%
2530	Hotels Restaurants & Leisure	2.22%	1.19%	3.41%	2.29%	1.88%	4.17%
2540	Media	1.78%	0.92%	2.70%	3.26%	2.36%	5.62%
2550	Retailing	1.95%	1.10%	3.05%	2.92%	2.21%	5.14%
3010, 3020, 3030	Food & Staples Retailing	1.66%	1.25%	2.91%	1.90%	2.00%	3.90%
3510	Health Care Equipment & Services	2.87%	1.32%	4.19%	3.51%	2.31%	5.81%
3520	Pharmaceuticals & Biotechnology	3.12%	1.38%	4.50%	3.96%	2.89%	6.85%
4010	Banks	1.31%	0.89%	2.20%	1.15%	1.10%	2.25%
4020	Diversified Financials	2.13%	1.64%	3.76%	4.84%	5.03%	9.87%
4030	Insurance	1.34%	0.88%	2.22%	1.60%	1.96%	3.56%
4040	Real Estate	1.21%	1.02%	2.23%	1.21%	1.02%	2.23%
4510	Software & Services	3.77%	2.05%	5.82%	5.33%	3.13%	8.46%
4520	Technology Hardware & Equipment	3.05%	1.65%	4.70%	3.58%	2.34%	5.92%
4530	Semiconductors & Semiconductor Equip.	3.76%	1.64%	5.40%	4.48%	2.46%	6.94%
5010	Telecommunication Services	1.71%	0.99%	2.70%	2.98%	2.94%	5.92%
5510	Utilities	0.84%	0.51%	1.35%	0.84%	0.51%	1.35%

For companies that grant both full value awards and stock options to their employees, ISS shall apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Characteristics	Annual Stock Price Volatility	Premium
High annual volatility	53% and higher	1 full-value award will count as 1.5 option shares
Moderate annual volatility	25% - 52%	1 full-value award will count as 2.0 option shares
Low annual volatility	Less than 25%	1 full-value award will count as 4.0 option shares

Poor Pay Practices

Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withholding votes:

•        Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

•        Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

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•        Huge bonus payouts without justifiable performance linkage or proper disclosure;

•        Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

•        Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

•        New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);

•        Excessive severance provisions (e.g., including excessive change in control payments);

•        Change in control payouts without loss of job or substantial diminution of job duties;

•        Internal pay disparity;

•        Options backdating (covered in a separate policy); and

•        Other excessive compensation payouts or poor pay practices at the company.

Specific Treatment of Certain Award Types in Equity Plan Evaluations:

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Other Compensation Proposals and Policies

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•        Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•        Vesting schedule or mandatory holding/deferral period:

•       A minimum vesting of three years for stock options or restricted stock; or

•       Deferred stock payable at the end of a three-year deferral period.

•        Mix between cash and equity:

•       A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

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•        If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•        No retirement/benefits and perquisites provided to non-employee directors; and

•        Detailed disclosure provided on cash and equity compensation delivered to each non- employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans— Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•        Purchase price is at least 85 percent of fair market value;

•        Offering period is 27 months or less; and

•        The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•        Purchase price is less than 85 percent of fair market value; or

•        Offering period is greater than 27 months; or

•        The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans— Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•        Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•        Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•        Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•        No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

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Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•        Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•        Length of time of options backdating;

•        Size of restatement due to options backdating;

•        Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

•        Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

•        Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•        Rationale for the re-pricing—was the stock price decline beyond management’s control?

•        Is this a value-for-value exchange?

•        Are surrendered stock options added back to the plan reserve?

•        Option vesting—does the new option vest immediately or is there a black-out period?

•        Term of the option—the term should remain the same as that of the replaced option;

•        Exercise price—should be set at fair market or a premium to market;

•        Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous

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drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Programs of Stock Options

One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•        Executive officers and non-employee directors are excluded from participating;

•        Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•        There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants- Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

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Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Repricing

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposals call for:

•        the annual incentive component of the plan should utilize financial performance criteria that can be benchmarked against peer group performance, and provide that no annual bonus be awarded based on financial performance criteria unless the company exceeds the median or mean performance of a disclosed group of peer companies on the selected financial criteria;

•        the long-term equity compensation component of the plan should utilize financial and/or stock price performance criteria that can be benchmarked against peer group performance, and any options, restricted shares, or other equity compensation used should be structured so that compensation is received only when company performance exceeds the median or mean performance of the peer group companies on the selected financial and stock price performance criteria; and

•        the plan disclosure should allow shareholders to monitor the correlation between pay and performance.

Consider the following factors in evaluating this proposal:

•        What aspects of the company’s annual and long -term equity incentive programs are performance driven?

•        If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•        Can shareholders assess the correlation between pay and performance based on the current disclosure?

•        What type of industry and stage of business cycle does the company belong to?

Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

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Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•        First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock,indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•        Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•        The triggering mechanism should be beyond the control of management;

•        The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•        Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

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9. Corporate Responsibility

Consumer Issues and Public Safety

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•        The company is conducting animal testing programs that are unnecessary or not required by regulation;

•        The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•        The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•        The company has already published a set of animal welfare standards and monitors compliance;

•        The company’s standards are comparable to or better than those of peer firms; and

•        There are no serious controversies surrounding the company’s treatment of animals.

Drug Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•        The existing level of disclosure on pricing policies;

•        Deviation from established industry pricing norms;

•        The company’s existing initiatives to provide its products to needy consumers;

•        Whether the proposal focuses on specific products or geographic regions.

Drug Reimportation

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•        The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution;

•        The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

•        Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs;

•        Any voluntary labeling initiatives undertaken or considered by the company.

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Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

•        The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution;

•        The quality of the company’s disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;

•        The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns

Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it, taking into account:

•        The nature and size of the company’s operations in Sub-Saharan Africa and the number of local employees;

•        The company’s existing healthcare policies, including benefits and healthcare access for local workers;

•        Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

•        Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

•        Whether the company has adequately disclosed the financial risks of its subprime business;

•        Whether the company has been subject to violations of lending laws or serious lending controversies;

•        Peer companies’ policies to prevent abusive lending practices.

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Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

•        Whether the company complies with all local ordinances and regulations;

•        The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;

•        The risk of any health-related liabilities.

Advertising to youth:

•        Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

•        Whether the company has gone as far as peers in restricting advertising;

•        Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

•        Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

•        The percentage of the company’s business affected;

•        The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

•        The percentage of the company’s business affected;

•        The feasibility of a spin-off;

•        Potential future liabilities related to the company’s tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

•        Current regulations in the markets in which the company operates;

•        Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

•        The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Environment and Energy

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

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•        New legislation is adopted allowing development and drilling in the ANWR region;

•        The company intends to pursue operations in the ANWR; and

•        The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

•        The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;

•        The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;

•        Environmentally conscious practices of peer companies, including endorsement of CERES;

•        Costs of membership and implementation.

Climate Change

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

•        The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

•        The company’s level of disclosure is comparable to or better than information provided by industry peers; and

•        There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•        The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•        The company does not directly source from CAFOs.

Environmental-Economic Risk Report

Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

•        The feasibility of financially quantifying environmental risk factors;

•        The company’s compliance with applicable legislation and/or regulations regarding environmental performance;

•        The costs associated with implementing improved standards;

•        The potential costs associated with remediation resulting from poor environmental performance; and

•        The current level of disclosure on environmental policies and initiatives.

Environmental Reports

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

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Global Warming

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Kyoto Protocol Compliance

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•        The company does not maintain operations in Kyoto signatory markets;

•        The company already evaluates and substantially discloses such information; or,

•        Greenhouse gas emissions do not significantly impact the company’s core businesses.

Land Use

Generally vote AGAINST resolutions that request the disclosure of detailed information on a company’s policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

Nuclear Safety

Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

•        The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

•        The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

•        The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

Operations in Protected Areas

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

•        The company does not currently have operations or plans to develop operations in these protected regions; or,

•        The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•        The nature of the company’s business and the percentage affected;

•        The extent that peer companies are recycling;

•        The timetable prescribed by the proposal;

•        The costs and methods of implementation;

•        Whether the company has a poor environmental track record, such as violations of federal and state regulations.

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Renewable Energy

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Sustainability Report

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

•        The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•        The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

General Corporate Issues

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•        The company is in compliance with laws governing corporate political activities; and

•        The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering:

•        Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•        The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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Disclosure of Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering any significant controversy or litigation surrounding a company’s public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company’s business operations.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•        The relevance of the issue to be linked to pay;

•        The degree that social performance is already included in the company’s pay structure and disclosed;

•        The degree that social performance is used by peer companies in setting pay;

•        Violations or complaints filed against the company relating to the particular social performance measure;

•        Artificial limits sought by the proposal, such as freezing or capping executive pay

•        Independence of the compensation committee;

•        Current company pay levels.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

•        Risks associated with certain international markets;

•        The utility of such a report to shareholders;

•        The existence of a publicly available code of corporate conduct that applies to international operations.

Labor Standards and Human Rights

China Principles

Vote AGAINST proposals to implement the China Principles unless:

•        There are serious controversies surrounding the company’s China operations; and

•        The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•        The nature and amount of company business in that country;

•        The company’s workplace code of conduct;

•        Proprietary and confidential information involved;

•        Company compliance with U.S. regulations on investing in the country;

•        Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•        The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

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•        Agreements with foreign suppliers to meet certain workplace standards;

•        Whether company and vendor facilities are monitored and how;

•        Company participation in fair labor organizations;

•        Type of business;

•        Proportion of business conducted overseas;

•        Countries of operation with known human rights abuses;

•        Whether the company has been recently involved in significant labor and human rights controversies or violations;

•        Peer company standards and practices;

•        Union presence in company’s international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•        The company does not operate in countries with significant human rights violations;

•        The company has no recent human rights controversies or violations; or

•        The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•        Company compliance with or violations of the Fair Employment Act of 1989;

•        Company antidiscrimination policies that already exceed the legal requirements;

•        The cost and feasibility of adopting all nine principles;

•        The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

•        The potential for charges of reverse discrimination;

•        The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

•        The level of the company’s investment in Northern Ireland;

•        The number of company employees in Northern Ireland;

•        The degree that industry peers have adopted the MacBride Principles;

•        Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

Military Business

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

•        Whether the company has in the past manufactured landmine components;

•        Whether the company’s peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

•        What weapons classifications the proponent views as cluster bombs;

•        Whether the company currently or in the past has manufactured cluster bombs or their components;

•        The percentage of revenue derived from cluster bomb manufacture;

•        Whether the company’s peers have renounced future production.

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Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Operations in Nations Sponsoring Terrorism (e.g., Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company’s financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

•        The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;

•        Compliance with U.S. sanctions and laws.

Spaced-Based Weaponization

Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:

•        The information is already publicly available; or

•        The disclosures sought could compromise proprietary information.

Workplace Diversity

Board Diversity

Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•        The board composition is reasonably inclusive in relation to companies of similar size and business; or

•        The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•        The degree of board diversity;

•        Comparison with peer companies;

•        Established process for improving board diversity;

•        Existence of independent nominating committee;

•        Use of outside search firm;

•        History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

•        The company has well-documented equal opportunity programs;

•        The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

•        The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

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Glass Ceiling

Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•        The composition of senior management and the board is fairly inclusive;

•        The company has well-documented programs addressing diversity initiatives and leadership development;

•        The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

•        The company has had no recent, significant EEO-related violations or litigation.

Sexual Orientation

Vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

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10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•        Past performance as a closed-end fund;

•        Market in which the fund invests;

•        Measures taken by the board to address the discount; and

•        Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

•        Past performance relative to its peers;

•        Market in which fund invests;

•        Measures taken by the board to address the issues;

•        Past shareholder activism, board activity, and votes on related proposals;

•        Strategy of the incumbents versus the dissidents;

•        Independence of directors;

•        Experience and skills of director candidates;

•        Governance profile of the company;

•        Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•        Proposed and current fee schedules;

•        Fund category/investment objective;

•        Performance benchmarks;

•        Share price performance as compared with peers;

•        Resulting fees relative to peers;

•        Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•        Stated specific financing purpose;

•        Possible dilution for common shares;

•        Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•        Potential competitiveness;

•        Regulatory developments;

•        Current and potential returns; and

•        Current and potential risk.

46

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•        The fund’s target investments;

•        The reasons given by the fund for the change; and

•        The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non- fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

•        Political/economic changes in the target market;

•        Consolidation in the target market; and

•        Current asset composition.

Change in Fund’s Subclassification

Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

•        Potential competitiveness;

•        Current and potential returns;

•        Risk of concentration;

•        Consolidation in target industry.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•        Strategies employed to salvage the company;

•        The fund’s past performance;

•        The terms of the liquidation.

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•        The degree of change implied by the proposal;

•        The efficiencies that could result;

•        The state of incorporation;

•        Regulatory standards and implications.

Vote AGAINST any of the following changes:

•        Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•        Removal of shareholder approval requirement for amendments to the new declaration of trust;

•        Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•        Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•        Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

47

•        Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•        Regulations of both states;

•        Required fundamental policies of both states;

•        The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•        Fees charged to comparably sized funds with similar objectives;

•        The proposed distributor’s reputation and past performance;

•        The competitiveness of the fund in the industry;

•        The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

•        Resulting fee structure;

•        Performance of both funds;

•        Continuity of management personnel;

•        Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•        Performance of the fund’s Net Asset Value (NAV);

•        The fund’s history of shareholder relations;

•        The performance of other funds under the advisor’s management.

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EXHIBIT C

Taft-Hartley Advisory Services

A Division of ISS Inc.

U.S. PROXY VOTING GUIDELINES
2007

TAFT-HARTLEY POLICY

STATEMENT & GUIDELINES

U.S. Proxy Voting Policy Statement and
Guidelines

Eighth Edition
January 2007

Requests for permission to make copies of any part of this work should be sent to:

Taft-Hartley Advisory Services, a division of ISS Inc.

2099 Gaither Road, Suite 501

Rockville, MD 20850-4045

Phone : 301-556-0392

Fax : 301-556-0516

ISS website : www.issproxy.com

Copyright © 2007 by Taft-Hartley Advisory Services,

a division of Institutional Shareholder Services (ISS Inc.)

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher.

U.S. Policy and Guidelines, 2007

~ TABLE OF CONTENTS ~

POLICY STATEMENT AND GUIDELINES	5

BOARD OF DIRECTORS	6
Voting on Director Nominees in Uncontested Elections
Voting for Director Nominees in Contested Elections
Non-Independent Chairman
Independent Directors
Excessive Directorships
Financial Performance Test for Boards
Director Diversity
Stock Ownership Requirements
Classified Boards / Annual Elections
Board and Committee Size
Limit Term of Office
Cumulative Voting
Shareholder Access to the Proxy
Majority Threshold Voting Requirement for Director Elections
Director and Officer Indemnification and Liability Protection
Indemnification
EXECUTIVE AND DIRECTOR COMPENSATION	17
Stock Option Plans
Methodology for Analyzing Pay Plans
Poor Compensation Practices & Compensation Committee Performance
Restricted Stock
Stock Option Expensing
Executive Holding Periods
Performance-Based Options
Options Backdating
Pension Plan Income Accounting
Shareholder Proposals to Limit Executive and Director Pay
Golden and Tin Parachutes
Executive Perks and Benefits
Employee Stock Ownership Plans (ESOPs)
OBRA-Related Compensation Proposals
Amendments to Add Performance-Based Goals
Amendments to Increase Shares and Retain Tax Deductions Under OBRA
Approval of Cash or Cash-and-Stock Bonus Plans
AUDITORS	26
Auditor Independence
Auditor Ratification
Auditor Rotation
Auditor Indemnification and Limitation of Liability

Taft Hartley Advisory Services’ guidelines based on AFL-CIO proxy voting policy	U.S. Policy and Guidelines, 2007

TAKEOVER DEFENSES	30
Poison Pills
Greenmail
Shareholder Ability to Remove Directors
Shareholder Ability to Alter the Size of the Board
SHAREHOLDER RIGHTS	32
Confidential Voting
Shareholder Ability to Call Special Meetings
Shareholder Ability to Act by Written Consent Equal Access
Unequal Voting Rights
Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws
Supermajority Shareholder Vote Requirement to Approve Mergers
Reimburse Proxy Solicitation Expenses
ACQUISITIONS AND MERGERS	35
Fair Price Provisions
Corporate Restructuring
Appraisal Rights
Spin-offs
Asset Sales
Liquidations
Changing Corporate Name
CAPITAL STRUCTURE	38
Common Stock Authorization
Reverse Stock Splits
Blank Check Preferred Authorization
Adjust Par Value of Common Stock
Preemptive Rights
Debt Restructuring
STATE OF INCORPORATION	41
Voting on State Takeover Statutes
Offshore Reincorporations & Tax Havens
CORPORATE RESPONSIBILITY & ACCOUNTABILITY	42
Special Policy Review and Shareholder Advisory Committees
Military Sales
Political Contributions Reporting
Equal Employment Opportunity and Other Work Place Practice Reporting Issues
High-Performance Workplace
Non-Discrimination in Retirement Benefits
Fair Lending
CERES Principles
MacBride Principles
Contract Supplier Standards
Corporate Conduct, Human Rights, and Labor Codes
International Financial Related

TAFT-HARTLEY ADVISORY SERVICES

PROXY VOTING POLICY STATEMENT AND GUIDELINES

This statement sets forth the proxy voting policy of ISS’ Taft-Hartley Advisory Services. The U.S. Department of Labor (DOL) has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager. ERISA section 3 (38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisor Act of 1940. ISS is a registered investment adviser under the Investment Advisor Act of 1940.

Taft-Hartley Advisory Services will vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. The interests of participants and beneficiaries will not be subordinated to unrelated objectives. Taft-Hartley Advisory Services shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to Taft-Hartley Advisory Services’ clients have not been received, Taft-Hartley Advisory Services will make reasonable efforts to obtain missing proxies. Taft-Hartley Advisory Services is not responsible for voting proxies it does not receive.

Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services’ guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant and will remain in full conformity with the AFL-CIO proxy voting policy.

Taft-Hartley Advisory Services shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate Taft-Hartley Advisory Services’ compliance with its responsibilities and will facilitate clients’ monitoring of Taft-Hartley Advisory Services. A copy of this Proxy Voting Policy Statement and Guidelines is provided to each client at the time Taft-Hartley Advisory Services is retained. Taft-Hartley Advisory Services shall provide its clients with revised copies of this proxy voting policy statement and guidelines whenever significant revisions have been made.

DIRECTOR ELECTIONS

Electing directors is the single most important stock ownership right that shareholders can exercise. By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable. Taft-Hartley Advisory Services holds directors to a high standard when voting on their election, qualifications, and compensation. We evaluate directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long term shareholder value.

Voting on Director Nominees in Uncontested Elections

Votes concerning the entire board of directors and members of key board committees are examined using the following five factors:

•      Lack of independence of the full board and key board committees (fully independent   audit, compensation, and nominating committees);

•      Diversity of board;

•      Executive compensation related (excessive salaries/bonuses/pensions, history of repricing underwater stock options, imprudent use of company resources, misallocation of corporate assets, etc.);

•      Failure of the board to properly respond to majority votes on shareholder proposals;

•      Poor long-term corporate performance record relative to peer, S&P 500 or Russell 3000 Indices.

Votes on individual director nominees are always made on a CASE-BY-CASE basis. Specific withhold votes from individual director nominees can be triggered by one or more of the following factors:

•      Lack of a board that is at least two-thirds (67 percent) independent - i.e. where the composition of non-independent board members is in excess of 33 percent of the entire board;

•      Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;

•      Lack of independence on key board committees (i.e. audit, compensation, and   nominating committees);

•      Failure to establish any key board committees (i.e. audit, compensation, or nominating);

•      Directors serving on an excessive number of other boards which could compromise   their primary duties of care and loyalty;

•      Chapter 7 bankruptcy, Securities & Exchange Commission (SEC) violations or fines, and criminal investigations by the Department of Justice (DOJ), Government Accounting Office (GAO) or any other federal agency;

•      Interlocking directorships;

•      Performance of compensation committee members and/or the entire board in relation to the approval of egregious executive compensation (both cash and equity awards);

•      Performance of audit committee members concerning the approval of excessive non-audit fees and/or the lack of auditor ratification upon the proxy ballot.

Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or “dissident slate” seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a CASE-BY-CASE basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company. Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis with the following seven factors in consideration:

•      Long-term financial performance of the target company relative to its industry;

•      Management’s track record;

•      Background to the proxy contest;

•      Qualifications of director nominees (both slates);

•      Strategic plan of dissident slate and quality of critique against management;

•      Likelihood that the proposed goals and objectives can be achieved (both slates);

•      Stock ownership positions.

Non-Independent Chairman

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Many institutional investors believe there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. Since executive compensation is so heavily correlated to the managerial power relationship in the boardroom, the separation of the CEO and chairman positions is a critical step in curtailing excessive pay, which ultimately can become a drain on shareholder value.

Arguments have been made that a smaller company and its shareholders can benefit from the full-time attention of a joint chairman and CEO. This may be so in select cases, and indeed, using a case-by-case review of circumstances there may be worthy exceptions. But, even in these cases, it is the general view of many institutions that a person should only serve in the position of joint CEO and chairman on a temporary basis, and that these positions should be separated following their provisional combination.

We strongly believe that the potential for conflicts of interest in the board’s supervisory and oversight duties trumps any possible corollary benefits that could ensue from a dual CEO/chairman scenario. Instead of having an ingrained quid pro quo situation whereby a company has a single leader overseeing both management and the boardroom, Taft-Hartley fiduciaries believe that it is the board’s implicit duty to assume an impartial and objective role in overseeing the executive team’s overall performance. Shareholder interests are placed in jeopardy if the CEO of a company is required to report to a board that she/he also chairs.

Inherent in the chairman’s job description is the duty to assess the CEO’s performance. This objectivity is obviously compromised when a chairman is in charge of evaluating her/his own performance or has a past or present affiliation with management. Moreover, the unification of chairman and CEO poses a direct threat to the smooth functioning of the entire board process since it is the ultimate responsibility of the chairman to set the agenda, facilitate discussion, and make sure that directors are given complete access to information in order to make informed decisions.

•      Generally WITHHOLD votes from any non-independent director who serves as board chairman;

•      Generally WITHHOLD votes from a CEO who is also serving in the role of chairman at the same company;

•      Generally support shareholder proposals calling for the separation of the CEO and chairman positions;

•      Generally support shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

Independent Directors

Board independence from management is of vital importance to a company and its shareholders. Accordingly, we believe votes should be cast in a manner that will encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; past or current employment by a firm that is one of the company’s paid advisors or consultants; personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company’s chairman or chief executive officer is also a board member; and service with a non-profit that receives significant contributions from the company.

•      Generally WITHHOLD votes from non-independent director nominees (insiders and affiliated outsiders) where the entire board is not at least two-thirds (67 percent) independent;

•      Generally WITHHOLD votes from non-independent director nominees (insiders and affiliated outsiders) when the nominating, compensation and audit committees are not fully independent;

•      Generally consider independent board members who have been on the board continually for a period longer than 10 years as affiliated outsiders;

•      Vote FOR shareholder proposals requesting that all key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively;

•      Vote FOR shareholder proposals requesting that the board be comprised of a two-thirds majority of independent directors.

Excessive Directorships

As new regulations mandate that directors be more engaged and vigilant in protectingshareholder interests or else risk civil and/or criminal sanctions, board members are having to devote more time and effort to their oversight duties which, on average, were estimated to run to 280 hours per year, per board in 2005. Recent surveys of U.S. directors also confirm a desire for limiting board memberships, to between three and five seats. In view of the increased demands placed on corporate board members, Taft-Hartley fiduciaries believe that directors who are overextended may be impairing their ability to serve as effective representatives of shareholders. Taft-Hartley Advisory Services will withhold votes from directors serving on an excessive number of other boards, which could compromise their primary duties of care and loyalty.

•      Generally WITHHOLD votes from directors serving on an excessive number of boards. As a general rule, WITHHOLD votes from director nominees who are:

•      CEOs of publicly traded companies who serve on more than two public boards (i.e. more than one public boards other than their own board). NOTE: votes will be withheld from overboarded CEO directors only at their outside directorships and not at the company in which they presently serve as CEO); and

•      Non-CEO directors who serve on more than six public company boards.

Financial Performance Test for Boards

Many institutional investors believe long-term financial performance should be considered when determining vote recommendations with regard to directors in uncontested elections. When evaluating whether to withhold votes against director nominees, we will look at the company’s response to the ongoing performance issues, and consider several factors, including performance improvement in the current year, changes in management or board composition, recent transactions at the company, overall governance practices, particularly any recent changes, and the financial health of the company.

The general methodology is as follows:

•      Overview: The policy will consider potential withhold recommendations from director nominees at Russell 3000 companies. The policy consists of two-steps. In 2007 (Year 1), the worst performers (bottom five percent) within each of the 24 GICS groups will automatically receive cautionary language. For 2008 (Year 2), ISS will withhold votes from director nominees if either of the following two conditions are met: 1) a company continues to be in the bottom five percent within its GICS group for that respective year; or 2) a company shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. This policy would be applied on a rolling basis going forward.

•      Metrics: The methodology will evaluate companies using a combination of four performance measures. One measurement will be a market-based performance metric and three measurements will be tied to the company’s operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth, and pretax operating Return on Invested Capital (ROIC) on a relative basis within each four-digit GICS group.

•      Weightings: All four metrics will be time-weighted equally as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company’s historical performance over a five-year period yet also accounts for near-term changes in a company’s performance.

Total shareholder return is widely considered as an important component in evaluating corporate performance. Five-year TSR is consistently viewed as an appropriate long-term time frame. In recognizing that this market-based TSR measure may be outside the control of management, the methodology incorporates three operational metrics in the analysis that effectively take into account factors that can be controlled by the company, and which measure management effectiveness in utilizing capital and managing growth. While this analysis does not focus on company-specific situational circumstances, the methodology serves to identify the worst performers relative to their peers in their respective GICS groups. Moreover, the Year 2 test gives underperforming companies an opportunity to demonstrate near-term improvement in their performance.

Director Diversity

Gender and ethnic diversity are important components on a company’s board. Diversity brings different perspectives to a board that in turn leads to a more varied approach to board issues. Taft-Hartley fiduciaries believe that increasing diversity in the boardroom to better reflect a company’s workforce, customers, and community enhances shareholder value.

•      Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors;

•      Support endorsement of a policy of board inclusiveness;

•      Support reporting to shareholders on a company’s efforts to increase diversity on their boards.

Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in boardrooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

•      Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

Classified Boards ~ Annual Elections

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Annually elected boards provide the best governance system for accountability to shareholders. A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes. Under this system, only one class of nominees comes up to shareholder vote at the AGM each year.

As a consequence of these staggered terms, shareholders only have the opportunity to vote on a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest since it would normally take two years to gain control of a majority of board seats. Under a classified board, the possibility of management entrenchment greatly increases.

Many in management believe that staggered boards provide continuity. Some shareholders believe that in certain cases a staggered board can provide consistency and continuity in regard to decision-making and commitment that may be important to the long-term financial future of the company. Nevertheless, empirical evidence strongly suggests that staggered boards are generally not in the shareholders’ best interest. A classified board can entrench management and effectively preclude most takeover bids or proxy contests.

•      Vote AGAINST management or shareholder proposals seeking to classify the board when the issue comes up for vote;

•      Vote FOR management or shareholder proposals to repeal a company’s classified board structure.

Board & Committee Size

While there is no hard and fast rule among institutional investors as to what may be an optimal size board, there is an acceptable range that companies should strive to meet and not exceed. A board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin.

Proposals seeking to set board size will be evaluated on a CASE-BY-CASE basis. Given that the preponderance of boards in the U.S. range between five and fifteen directors, many institutional investors believe this benchmark is a useful standard for evaluating such proposals.

•      Generally vote AGAINST any proposal seeking to amend the company’s board size to fewer than five seats;

•      Generally vote AGAINST any proposal seeking to amend the company’s board size to more than fifteen seats;

•      Evaluate board size on a CASE-BY-CASE basis and consider WITHHOLDS or other action at companies that have fewer than five directors and more than 15 directors on their board.

Limit Term of Office

Those who support term limits argue that this requirement would bring new ideas and approaches on to a board. While term of office limitations can rid the board of non-performing directors over time, it can also unfairly force experienced and effective directors off the board.

•      Generally vote AGAINST shareholder proposals to limit the tenure of outside directors

Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme, the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Thus, under a cumulative voting scheme shareholders have the opportunity to elect a minority representative to a board by cumulating their votes, thereby ensuring minority representation for all sizes of shareholders.

For example, if there is a company with a ten-member board and 500 shares outstanding-the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting, anyone controlling 51 percent of shares would control the election of all ten directors. Shareholders need to have flexibility in supporting candidates for a company’s board of directors. Under the current system, this is the only mechanism that minority shareholders can use to be represented on a company’s board.

•      Vote AGAINST proposals to eliminate cumulative voting;

•      Vote FOR proposals to permit cumulative voting.

Failure to Act on Shareholder Proposals Receiving Majority Support

•      Generally WITHHOLD votes from all director nominees at a company that has ignored a shareholder proposal that was approved by a majority of the votes cast at the last annual meeting.

Withholding Votes from Directors for Shareholder Rights Plan (i.e. Poison Pills)

Shareholders should have the ability to vote on any shareholder rights plan adopted by a board as to ensure that the features of the poison pill support the interests of shareholders and do not merely serve as a management entrenchment device. If the board, in the exercise of its fiduciary duties, determines that a pill is in the best interests of shareholders and adopts it without shareholder approval, the pill would still require a shareholder vote within twelve months after adoption. A pill adopted under this “fiduciary out” exception should expire or be ratified by shareholder vote within twelve months after adoption.

•      WIITHOLD votes from director nominees at a company that has a dead-hand or modified dead-hand poison pill in place;

•      WITHHOLD votes from directors if the board has adopted a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within twelve months of adoption.

Shareholder Access to the Proxy (“Open Access”)

The current director election process as it exists leaves much to be desired. Companies currently nominate for election only one candidate for each board seat. Shareholders who oppose a candidate have no easy way to do so unless they are willing to undertake the considerable expense of running an independent candidate for the board. The only way for shareholders to register symbolic dissent about a certain director candidate is to simply “withhold” support from that nominee.

On October 8, 2003, the SEC proposed corporate accountability proxy rules (proposal S7-19-03) that would give significant long-term shareholders greater ability to include their director nominees in management’s proxy statement. The proposed reforms put forward for consideration by the SEC by many activist institutional investors and broadly supported by the marketplace, could have the potential to provide shareholders a greater voice and choice with regard to director candidates for corporate board elections.

•      Vote FOR reasonably crafted shareholder proposals providing shareholders the ability to nominate director candidates to be included on management’s proxy card, provided the proposal substantially mirrors the SEC’s proposed two-trigger formulation (see the proposed “Security Holder Director Nominations” rule or ISS’s comment letter to the SEC dated 6/13/02).

•      Consider on a CASE-BY-CASE basis reasonable shareholder proposals asking companies to voluntarily adopt open access, perhaps at a different trigger than the SEC’s proposed five-percent, two-year ownership threshold. Special consideration will be made at companies where there are legitimate concerns surrounding responsiveness to shareholders (such as not implementing majority-supported shareholder proposals), board and key committee independence, problematic compensation practices, and past accounting or financial issues such as restatements.

Majority Threshold Voting Requirement for Director Elections

Shareholders have expressed strong support for precatory resolutions on majority threshold voting since 2005, with a number of proposals receiving majority support from shareholders. Taft-Hartley fiduciaries believe shareholders should have a greater voice in regard to the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S.

•      Generally support reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. in contested elections).

•      Taft-Hartley Advisory Services may recommend withholds against boards at companies without the carve-out for plurality voting in contested elections, as the use of a majority vote standard can act as an anti-takeover defense in contested elections. (e.g. although the dissident nominees may have received more shares cast, as long as the combination of withhold/against votes and the votes for the management nominees keep the dissident nominees under 50%, the management nominees will win, due to the holdover rules). This is clearly contradicts the expressed will of shareholders.

•      In addition to supporting proposals seeking a majority vote standard in director elections, we also support a post-election policy “director resignation policy” that addresses the situation of holdover directors to accommodate both shareholder proposals and the need for stability and continuity of the board.

Establish An Office of the Board

•      Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communication between shareholders and non-management directors, unless the company has effectively demonstrated via public disclosure that it already has an established structure in place.

Director & Officer Indemnification ~ Liability Protection

Management proposals typically seek shareholder approval to adopt an amendment to the company’s charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence.

Each proposal addressing director liability will be evaluated consistent with this philosophy. Taft-Hartley Advisory Services may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but we may often oppose management proposals and support shareholder proposals in order to promote greater director accountability.

•      Vote AGAINST proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director’s fiduciary “duty of loyalty” to shareholders; (ii) acts or omissions not made in “good faith” or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

Indemnification

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company’s directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. Taft-Hartley fiduciaries may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions that have already occurred.

•      Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence which exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification;

•      Vote FOR only those proposals which provide expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company; and (2) only if the director’s legal expenses would be covered.

COMPENSATION

Stock Option Plans

Compensation to executive and other senior level employees should be strongly correlated to performance and achievement. Stock options, restricted stock and other forms of noncash compensation should be performance-based with an eye toward improving long-term corporate value. Well-designed stock option plans can align the interests of executives and shareholders by providing that executives benefit when stock prices rise so that the employees of the company, along with shareholders, prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not created. Taft-Hartley Advisory Services supports option plans when they provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of excellent, above peer performance. Likewise, Taft-Hartley Advisory Services will oppose those plans that offer unreasonable benefits to executives that are not available to any other shareholders or employees.

Methodology for Analyzing Pay Plans

The theory that stock options are beneficial to shareholders because they motivate management and align the interests of investors with those of executives is no longer held sacrosanct. Indeed, many academic studies have found that there is limited correlation between executive stock ownership and company performance. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan.

Therefore, it is vital for shareholders to fully analyze all equity plans that appear on ballot. In general, Taft-Hartley Advisory Services evaluates executive and director compensation plans on a CASE-BY-CASE basis. When evaluating equity-based compensation items on ballot, the following elements will be considered:

Primary Considerations:

•      Dilution: Vote AGAINST plans in which the potential voting power dilution (VPD) of all shares outstanding exceeds ten percent;

•      Full Market Value: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, we accept a 15 percent discount;

•      Burn Rate: Vote AGAINST plans where the annual burn rate exceeds industry and index burn rates over a three-year period.

Secondary Considerations:

•      Executive Concentration Ratio: Vote AGAINST plans where the annual grant rate to the top five executives (“named officers”) exceeds one percent of shares outstanding;

•      Pay-For-Performance Metric: Vote AGAINST plans where CEO pay and the company’s performance is incongruous, as measured against industry peers over one and three-year periods, or if the performance criteria is not disclosed;

•      Evergreen Features: Vote AGAINST plans that reserve a specified percentage of outstanding shares for award each year instead of having a termination date;

•      Repricing: Vote AGAINST plans if the company’s policy permits repricing of “underwater” options or if the company has a history of repricing past options. In those instances when repricing is put up for a shareholder vote, we will vote FOR the repricing of shares under the following four conditions: 1) The repricing represents a “value for value” exchange; 2) If the five most highly compensated employees are excluded from the repricing; 3) If the plan is broad-based; and 4) If the current vesting schedule is maintained;

•      Loans: Vote AGAINST the plan if the plan administrator may provide loans to officers to assist in exercising the awards.

Voting Power Dilution (VPD) Calculation

Voting power dilution, or VPD, measures the amount of voting power represented by the number of shares reserved over the life of the plan.  Industry norm dictates that ten percent dilution over the life of a ten-year plan is reasonable for most mature companies. Restricted stock plans or stand-alone stock bonus plans that are not coupled with stock option plans can be held to a lower dilution cap.

Voting power dilution may be calculated using the following formula:

A:    Shares reserved for this amendment or plan;

B:    Shares available under this plan and/or continuing plans prior to proposed amendment;

C:    Shares granted but unexercised under this plan and/or continuing plans;

D:    All outstanding shares plus any convertible equity, outstanding warrants, or debt.

The formula can be applied as follows:	A + B + C
A + B + C + D

Fair Market Value, Dilution & Repricing

Consideration will be made as to whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice “underwater” options. Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price. Options are “underwater” when their current price is below the current option contract price. Options can also be repriced through cancellations and re-grants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Burn Rate

The annual burn rate is a measure of dilution that illustrates how rapidly a company is deploying shares reserved for equity compensation plans. The burn or run rate is calculated by dividing the number of shares pursuant to awards granted in a given year by the number of shares outstanding. Taft-Hartley Advisory Services benchmarks a company’s burn rate against three-year industry and primary index burn rates, and generally oppose plans whose burn rates exceed both industry and index burn rates over a three year period. In addition, we may vote against plans if the average annual burn-rate exceeds three percent over a three-year period.

Executive Concentration Ratio

In examining stock option awards, restricted stock and other forms of long-term incentives, it is important to consider internal pay equity; that is, the concentration and distribution of equity awards to a company’s top five executives (“named officers”) as a percentage of overall grants. Taft-Hartley Advisory Services will consider voting against equity compensation plans whose annual grant rate to top executives exceeds one percent of shares outstanding.

Principle of Pay-For-Performance

Stock-based pay is often the main driver for excessive executive compensation, which is fueled by poor administration of the plan. Therefore, it is important to closely examine any discrepancies between increases in CEO pay and total shareholder returns against those of peer firms over a one- and three-year timeframe in assessing equity-based compensation plans.

Significant disparities between pay and performance warrants withholding votes from Compensation Committee members who are responsible for overseeing the company’s compensation schemes, or the entire board if the whole board was involved in and contributed to egregious compensation. We may also consider withholding votes from the CEO. If the equity component is the source of the imbalance, Taft-Hartley Advisory Services may oppose the equity plan in which the CEO participates.

Evergreen Provisions

Taft-Hartley Advisory Services will oppose plans that reserve a specified percentage of outstanding shares for award each year (evergreen plans) instead of having a termination date. Such plans provide for an automatic increase in the shares available for grant with or without limits on an annual basis. Because they represent a transfer of shareholder value and have a dilutive impact on a regular basis, evergreen plans are expensive to shareholders. Evergreen features also minimize the frequency that companies seek shareholder approval in increasing the number of shares available under the plan.

Poor Compensation Practices & Compensation Committee Performance

Poor disclosure, the absence or non-transparency of disclosure and poor plan design of compensation payouts lead to excessive executive compensation practices that are detrimental to shareholders. Poorly designed plans or those lacking in transparency can be reflective of a poorly performing compensation committee.

Companies are expected to meet a minimum standard of tally sheet disclosure as to allow shareholders to readily assess the total executive pay package, understand the actual linkage between pay and performance, and mitigate misinformation to shareholders. The SEC issued new rules on executive and director compensation in 2006 that will require expansive disclosure and a total compensation figure for each of the named executive officers.

Executive compensation will continue to be in the spotlight in the ensuing years, particularly when shareholders will have access to more complete information. In the absence of poor disclosure that would necessitate a higher level of scrutiny, Taft-Hartley Advisory Services may also consider withholding from the compensation committee for failure to provide pertinent information in its committee report.

•                  Taft-Hartley Advisory Services will consider WITHHOLDING votes from compensation committee members and/or the CEO on a CASE-BY-CASE basis if the company has poor compensation practices. In addition, we may consider recommending a WITHHOLD from the entire board if the whole board was involved in and contributed to egregious compensation. Poor compensation practices include, but are not limited to, the following:

•                  Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

•                  Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

•                  Huge bonus payouts without justifiable performance linkage or appropriate disclosure;

•                  Performance metrics that are changed, canceled or replaced during the performance period;

•                  Egregious SERP (Supplemental Executive Retirement Plans) payouts (e.g. inclusion of additional years of service not earned or inclusion performance-based equity awards in the pension calculation);

•                  New CEO with overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed under this policy);

•                  Excessive severance provisions (including excessive change in control payments);

•                  Change in control payouts without loss of job or substantial diminution of job duties;

•                  Internal pay disparity;

•                  Options backdating;

•                  Other excessive compensation payouts or poor pay practices at the company.

Moreover, if there is an equity plan proposal on the ballot and the plan is a vehicle for poor pay practices, we may consider voting against the proposal based on past compensation practices.

Restricted Stock

Taft-Hartley Advisory Services supports the use of performance-vesting restricted stock as long as the absolute amount of restricted stock being granted is a reasonable proportion of an executive’s overall compensation. The best way to align the interests of executives with shareholders is through direct stock holdings, coupled with at-risk variable compensation that is tied to explicit and challenging performance benchmarks. Performance-vesting restricted stock both adds to executives direct share holdings and incorporates at-risk features.

To reward performance and not job tenure, restricted stock vesting requirements should be performance-based rather than time lapsing. Such plans should explicitly define the performance criteria for awards to senior executives and may include a variety of corporate performance measures in addition to the use of stock price targets. In addition, executives should be required to hold their vested restricted stock as long as they remain employees of the company.

Executive Holding Periods

Senior level executives should be required to hold a substantial portion of their equity compensation awards, including shares received from option exercises (e.g. 75% of their after-tax stock option proceeds), while they are employed at a company. Equity compensation awards are intended to align management interests with those of shareholders, and allowing executives to sell these shares while they are employees of the company undermines this purpose. Given the large size of a typical annual equity compensation award, holding requirements that are based on a multiple of cash compensation may be inadequate.

Performance-Based Options

Stock options are intended to align the interests of management with those of shareholders. However, stock option grants without performance-based elements can excessively compensate executives for stock increases due solely to a general stock market rise, rather than improved or superior company stock performance. When option grants reach the hundreds of thousands, a relatively small increase in the share price may permit executives to reap millions of dollars without providing material benefits to shareholders.

Taft-Hartley Advisory Services advocates for performance-based awards – such as premium-priced or indexed - which encourage executives to outperform peers, certain indices, or the broader market rather than being rewarded for any minimal rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. Additionally, it should be noted that performance-accelerated vesting and premium priced options allow fixed plan accounting, whereas performance-vested and indexed options entail certain expensing requirements.

•                  Generally vote FOR shareholder proposals that seek to provide for performance-based options such as indexed and/or premium priced options.

Options Backdating

Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. When options backdating has taken place, Taft-Hartley Advisory Services may recommend WITHHOLDING votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. We will adopt a CASE-BY-CASE approach to the options backdating issue to differentiate companies that had sloppy administration vs. those that had committed fraud, as well as those companies which have since taken corrective action. Instances in which companies have committed fraud are more disconcerting, and Taft-Hartley Advisory Services will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

In recommending withhold votes from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, Taft-Hartley Advisory Services will consider several factors, including, but not limited to, the following:

•                  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•                  Length of time of options backdating;

•                  Size of restatement due to options backdating;

•                  Corrective actions taken by the board or compensation committee, such as canceling or repricing  backdated options, or recoupment of option gains on backdated grants;

•                  Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Pension Plan Income Accounting

•                  Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Shareholder Proposals to Limit Executive & Director Pay

•                  Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information (SEC requires disclosure of the top five most highly compensated executives and only if they earn more than $100,000 in salary and benefits);

•                  Generally vote FOR shareholder proposals that seek to eliminate outside directors’ retirement benefits;

•                  Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

Golden and Tin Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum payout triggered by a change-in-control at usually two to three times their current base salary. Increasingly, companies that have golden parachute agreements for senior level executives are extending coverage for all their employees via “tin” parachutes. The SEC requires disclosure of all golden parachute arrangements in the proxy statement, while disclosure of tin parachutes in company filings is not required at this time.

•                  Vote FOR shareholder proposals to all have golden parachute agreements submitted for shareholder ratification;

•                  Generally vote AGAINST all proposals to ratify golden parachutes;

•                  Vote on tin parachutes on a CASE-BY-CASE basis.

Executive Perks and Retirement Benefits

Taft-Hartley Advisory Services supports enhanced disclosure and shareholder oversight of executive benefits and other in-kind retirement perquisites. For example, compensation devices like executive pensions (SERPs), deferred compensation plans, below-market-rate loans or guaranteed post-retirement consulting fees can amount to significant liabilities to shareholders and it is often difficult for investors to find adequate disclosure of their full terms. Taft-Hartley Advisory Services opposes any perquisite or benefit to executives that exceeds what is generally offered to other company employees. From a shareholder prospective, the cost of these executive entitlements would be better allocated to performance-based forms of executive compensation during their term in office.

•                  Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Employee Stock Ownership Plans (ESOPs)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. Recent academic research of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. Studies have also found that companies with an ESOP are also more likely to still be in business several years later, and are more likely to have other retirement oriented benefit plans than comparable non-ESOP companies.

•                  Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed excessive (i.e. generally greater than five percent of outstanding shares).

OBRA-Related Compensation Proposals

•                  Vote FOR amendments that place a cap on annual grants or amend administrative features;

•                  Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Section 162(m) of the IRS Code Section limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken including shareholder approval and the establishment of performance goals.

•                  Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans

•                  Generally vote AGAINST cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year;

•                  Vote AGAINST plans that are deemed to be excessive because they are not justified by performance measures.

AUDITORS

Auditors play an integral role in certifying the integrity and reliability of corporate financial statements on which investors rely to gauge the financial well being of a company and the viability of an investment. The well-documented auditor-facilitated bankruptcies and scandals at several large public companies in recent years underscore the catastrophic consequences that investors can suffer when the audit process breaks down.

Auditor Independence

The wave of accounting scandals at companies over the past five years illuminate the need to ensure auditor independence in the face of selling consulting services to audit clients. At the large four accounting firms, revenues from non-audit services grew from 13% of total revenues in 1981 to half of total revenue in 2000. A study of over 1,200 US companies in the S&P 500, Mid Cap, and Small Cap indices found that 72% of fees paid to auditors in 2002 were for non-audit services, exactly the same level as 2001. We believe that this ratio should be reversed and that non-audit fees should make up no more one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor’s objectivity.

Under SEC rules, disclosed categories of professional fees paid for audit and non-audit services are as follows: (1) Audit Fees, (2) Audit-Related Fees, (3) Tax Fees, and (4) All Other Fees. Under the revised reporting requirements, a company will also be required to describe – in qualitative terms – the types of services provided under the three categories other than Audit Fees. The following fee categories are defined as: A) tax compliance or preparation fees are excluded from our calculations of non-audit fees; and B) fees for consulting services for tax-avoidance strategies and tax shelters will be included in “other fees” and will be considered non-audit fees if the proxy disclosure does not indicate the nature of the tax services.

As auditors are the backbone upon which a company’s financial health is measured, auditor independence is absolutely essential for rendering objective opinions upon which investors then rely. When an auditor is paid excessive consulting fees in addition to fees paid for auditing, the company-auditor relationship is left open to conflicts of interest.

Auditor Ratification

The ratification of auditors is an important component of good governance. In light of the Sarbanes-Oxley Act of 2002 and increased shareholder scrutiny, some companies are opting to take auditor ratification off the ballot. Neglecting to include the ratification of auditors on the proxy takes away the fundamental shareholder tight to ratify the company’s choice of auditor. Whereas shareholder ratification of auditors was once considered routine by many shareowners, the subsequent accounting scandals have caused shareholders to be more vigilant about the integrity of the auditors certifying their companies’ financial statements. It is now viewed as best practice for companies to place the item on ballot.

Although U.S. companies are not legally required to allow shareholders to ratify their appointment of independent auditors, roughly 60% of S&P 500 companies allow for shareholder ratification of their auditors. Submission of the audit firm for approval at the annual meeting on an annual basis gives shareholders the means to weigh in on their satisfaction (or lack thereof) on the auditor’s independent execution of their duties. Taft-Hartley Advisory Services firmly believes mandatory auditor ratification is in line with sound and transparent corporate governance and remains an important mechanism to ensure the integrity of the auditor’s work. In the absence of legislation mandating shareholder ratification of auditors, the failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

Proposals to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, as well as whether the ratification of auditors has been put up for shareholder vote.

•                  Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times (75 percent) the amount paid for consulting, unless: i) An auditor has a financial interest in or association with the company, and is therefore not independent; or ii) There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•                  Vote AGAINST proposals to ratify auditors when the amount of non-audit consulting fees exceeds a quarter of all fees paid to the auditor;

•                  WITHHOLD votes from Audit Committee members in cases where consulting fees (i.e. non-audit) exceed audit fees;

•                  WITHHOLD votes from Audit Committee members when auditor ratification is not included on the proxy ballot.

•                  Generally support shareholder proposals seeking to limit companies from buying consulting services from their auditor.

Auditor Rotation

Long-term relationships between auditors and their clients can impede auditor independence, objectivity and professional skepticism. Such long-standing relationships foster an undesirable coziness between audit firms and their clients, which can cause the auditors to lose their independence and become less questioning especially where lucrative contracts for the provision of non-audit consulting services are involved. Mandatory auditor rotation is a widely supported safeguard against improper audits and is viewed by many as an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships.

Proponents of compulsory audit firm rotation contend that rotation policies promote objectivity and independence among auditors and minimize the scope of vested interests developing in the audit. Opponents of audit firm rotation argue that regular re-tendering is costly, likely to reduce audit quality and increase the risk of audit failure in the early years due to the time required to gain cumulative knowledge of an often complex and geographically diverse business. A solution around this apparent negative effect of mandatory rotation is to keep a longer rotation period.

Taft-Hartley Advisory Services recommends that companies not maintain the same audit firm in excess of seven years, and will consider voting against auditors if their tenure at a company exceeds seven years. A revolving seven-year rotation period allows the auditor to develop cumulative knowledge of a company’s business and the effect of changes in the business along with the corresponding changes in its risks, thereby enhancing the quality of the audit and trammeling potential loss of auditor objectivity and independence. Many institutional investors argue that the increased costs associated with compulsory auditor rotation are a lesser evil vis-à-vis the larger evil of the costs to shareholders when the objectionable coziness between clients and long-standing auditors leads to gross erosion of shareholder value.

•                  Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every seven years);

Auditor Indemnification and Limitation of Liability

Indemnification clauses allow auditors to avoid liability for potential damages, including punitive damages. Eliminating concerns about being sued for carelessness could lead to; 1) potential impairment of external auditor independence and impartiality by contractual clauses limiting their liability; and 2) a decrease the quality and reliability of the audit given the lack of consequence for an inadequate audit.

Given the substantial settlements against auditors in recent years for poor audit practices and the cost of such insurance to the company and its shareholders, there are legitimate concerns over the broader use of indemnification clauses. Such agreements may weaken the objectivity, impartiality and performance of audit firms. Taft-Hartley Advisory Services believes it is important for shareholders to understand the full risks and implications of these agreements and determine what impact they could have on shareholder value. At the present time, however, due to poor disclosure in this area, it is difficult to identify the existence and extent of limited liability provisions and auditor agreements, and investors lack the information needed to make informed decisions regarding these agreements.

Without uniform disclosure, it is difficult to consistently apply policy and make informed vote recommendations. As such, Taft-Hartley Advisory Services reviews the use of indemnification clauses and limited liability provisions in auditor agreements on a case-bycase basis, when disclosure is present.

Disclosures Under Section 404 of Sarbanes-Oxley Act

Section 404 of the Sarbanes-Oxley Act requires that companies document and assess the effectiveness of their internal financial controls. Beginning in 2005, most public companies must obtain annual attestation of the effectiveness of their internal controls over financial reporting from their outside auditors. Companies with significant material weaknesses identified in the Section 404 disclosures potentially have ineffective internal financial reporting controls, which may lead to inaccurate financial statements, hampering shareholders’ ability to make informed investment decisions, and may lead to destruction of public confidence and shareholder value. The Audit Committee is ultimately responsible for the integrity and reliability of the company’s financial information and its system of internal controls.

•                  Consider WITHOLDING votes from Audit Committee members under certain circumstances when a material weakness rises to a level of serious concern, if there are chronic internal control issues, or if there is an absence of established effective control mechanisms.

TAKEOVER DEFENSES

Poison Pills

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (“flip-in pill”) and/or the potential acquirer (“flip-out pill”) at a price far out of line with fair market value.

Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

•                  Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification;

•                  Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill;

•                  Review on a CASE-BY-CASE basis management proposals to ratify a poison pill;

•                  Votes should be WITHHELD from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held fully accountable.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

•                  Vote FOR proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company’s ability to make greenmail payments to certain shareholders;

•                  Review on a CASE-BY-CASE basis all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

Shareholder Ability to Remove Directors

Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, individual company’s articles of incorporation, or its corporate bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of selfdealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

•      Vote AGAINST proposals that provide that directors may be removed only for cause;

•                  Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause;

•                  Vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies;

•      Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Ability to Alter the Size of the Board

Proposals that would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. Proposals to fix the size of the board at a specific number can prevent management from increasing the board size without shareholder approval when facing a proxy context. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

•      Vote FOR proposals that seek to fix the size of the board within an acceptable range;

•                  Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

SHAREHOLDER RIGHTS

Confidential Voting

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system, management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

•                  Vote FOR shareholder proposals that request corporations to adopt confidential voting, the use of independent tabulators, and the use of independent inspectors for an election as long as the proposals include clauses for proxy contests. In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived;

•                  Vote FOR management proposals to adopt confidential voting procedures.

Shareholder Ability to Call Special Meetings

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with ten percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

•      Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings;

•                  Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management;

•      Vote AGAINST provisions that would require advance notice of more than sixty days.

Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents, while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

•      Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent;

•      Vote FOR proposals to allow or make easier shareholder action by written consent.

Unequal Voting Rights

Incumbent managers are able to use unequal voting rights through the creation of a separate class of shares that has superior voting rights to the common shares of regular shareholders. This separate class of shares with disproportionate voting power allows management to concentrate its power and insulate itself from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization plan also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

•                  Vote FOR resolutions that seek to maintain or convert to a one-share-one-vote capital structure;

•                  Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of “lock-in” votes, which are the votes required to repeal new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

•                  Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments;

•                  Vote AGAINST management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments;

•                  Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

•                  Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations;

•                  Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Reimbursing Proxy Solicitation Expenses

•      Generally support shareholder proposals to reimburse for proxy solicitation expenses;

•                  When voting in conjunction with support of a dissident slate, always support the reimbursement of all appropriate proxy solicitation expenses associated with the election;

•                  Generally support requests seeking to reimburse a shareholder proponent for all reasonable campaign expenditures for a proposal approved by the majority of shareholders.

Bundled Proposals

•                  Vote CASE-BY-CASE on bundled or conditional proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

MERGERS & ACQUISITIONS

A number of academic and industry studies in recent years have estimated that nearly three quarters of all corporate acquisitions fail to create economically meaningful shareholder value. These studies have also demonstrated that the larger the deal the greater the risk in realizing long-term value for shareholders of the acquiring firm. These risks include integration challenges, over-estimation of expected synergies, incompatible corporate cultures and poor succession planning. Indeed, some studies have found that smaller deals within specialized industries on average outperform “big bet” larger deals by a statistically significant factor.

In analyzing M&A deals, private placements or other transactional related items on proxy, Taft-Hartley Advisory Services performs a well-rounded analysis that seeks to balance all facets of the deal to ascertain whether the proposed acquisition is truly going to generate long-term value for shareholders and enhance the prospects of the ongoing corporation.

Votes on mergers and acquisitions are always considered on a CASE-BY-CASE basis, taking into account the following factors:

•                  Impact of the merger on shareholder value;

•                  Perspective of ownership (target vs. acquirer) in the deal;

•                  Form and mix of payment (i.e. stock, cash, debt, etc.);

•                  Fundamental value drivers behind the deal;

•                  Anticipated financial and operating benefits realizable through combined synergies;

•                  Offer price (cost vs. premium);

•                  Change-in-control payments to executive officers;

•                  Financial viability of the combined companies as a single entity;

•                  Was the deal put together in good faith? What kind of auction setting took place? Were negotiations carried out at arm’s length? Was any portion of the process tainted by possible conflicts of interest?;

•                  Fairness opinion (or lack thereof);

•                  Changes in corporate governance and their impact on shareholder rights;

•                  What are the potential legal or environmental liability risks associated with the target firm?;

•                  Impact on community stakeholders and employees in both workforces;

•                  How will the merger adversely affect employee benefits like pensions and health care?

Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises- the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time, the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities, or only securities. Since the payment offered for the remaining stock is, by design, less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize the value of their shares. Standard fair price provisions require that in the absence of board or shareholder approval of the acquisition the bidder must pay the remaining shareholders the same price for their shares that brought control.

•                  Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares;

•                  Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Corporate Restructuring

•                  otes concerning corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY-CASE basis.

Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal applies to mergers, sale of corporate assets, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

•                  Vote FOR proposals to restore or provide shareholders with the right of appraisal.

Spin-offs

•                  Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

•                  Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

•                  Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Going Private Transactions (LBOs, Minority Squeezeouts)

•                  Vote on a CASE-BY-CASE basis on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

•                  Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock), cash-out value, whether the interests of continuing and cashed-out shareholders are balanced, and market reaction to public announcement of transaction.

Changing Corporate Name

•                  Vote FOR changing the corporate name in all instances if proposed and supported by management.

CAPITAL STRUCTURE

The management of a corporation’s capital structure involves a number of important issues including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock, or debt.

Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, implementation of stock splits, or payment of stock dividends.

Clear justification should accompany all management requests for shareholders approval of increases in authorized common stock.  We support increases in authorized common stock to fund stock splits that are in shareholders’ interests. Consideration will be made on a caseby-case basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. The amount of additional stock requested in comparison to the requests of the company’s peers as well as the company’s articulated reason for the increase must be evaluated.

•                  Review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue. The following factors will be considered: rationale for the increase, good performance with respect to peers and index on a five-year TSR basis, absence of non-shareholder approved poison pill, reasonable equity compensation burn rate, absence of non-shareholder approved pay plans, and absence of egregious equity compensation practices;

•                  Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than fifty percent unless a clear need for the excess shares is presented by the company.

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits can help maintain stock liquidity.

Management proposals to implement a reverse stock split will be reviewed on a CASE-BY-CASE basis, taking into account whether there is a corresponding proportional decrease in authorized shares. Generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.

Blank Check Preferred Authorization

Preferred stock is an equity security which has certain features similar to debt instrumentssuch as fixed dividend payments and seniority of claims to common stock - and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes but can also be used as a device to thwart hostile takeovers without shareholder approval.

•                  Vote FOR proposals to create blank check preferred stock only in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights;

•                  Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights;

•                  Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote AGAINST the requested increase;

•                  Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification;

•                  Vote FOR proposals to eliminate dual class common stock.

Adjust Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks and other legal requirements relating to the payment of dividends.

•                  Vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

•                  Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

Debt Restructuring

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. The following factors are considered:

•                  Dilution: How much will ownership interests of existing shareholders be reduced and how extreme will dilution to any future earnings be?

•                  Change in Control: Will the transaction result in a change-in-control of the company?

•                  Bankruptcy: How real is the threat of bankruptcy? Is bankruptcy the main factor driving the debt restructuring? Would the restructuring result in severe loss to shareholder value?

•                  Possible self-dealings: Generally approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

STATE OF INCORPORATION

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. Taft-Hartley Advisory Services is less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Offshore Reincorporations & Tax Havens

For a company that seeks to reincorporate, Taft-Hartley Advisory Services evaluates the merits of the move on a CASE-BY-CASE basis, taking into consideration the company’s strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. Taft-Hartley Advisory Services believes there are a number of concerns associated with a company looking to reincorporate from the United States to offshore locales such as Bermuda, the Cayman Islands or Panama. The trend of U.S. companies seeking to move offshore appears to be on the rise, and shareholders are just beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When reviewing a proposed offshore move, the following factors are considered:

•                  Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;

•                  The transparency (or lack thereof) of the new locale’s legal system;

•                  Adoption of any shareholder-unfriendly corporate law provisions;

•                  Actual, quantifiable tax benefits associated with foreign incorporation;

•                  Potential for accounting manipulations and/or discrepancies;

•                  Any pending U.S. legislation concerning offshore companies;

•                  Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

Furthermore, generally support shareholder requests calling for “expatriate” companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

CORPORATE RESPONSIBILITY & ACCOUNTABILITY

SOCIAL, ENVIRONMENTAL AND SUSTAINABILITY ISSUES

Taft-Hartley Advisory Services generally supports social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. We typically support proposals that ask for disclosure reporting of information that is not available outside the company that is not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues. A determination whether the request is relevant to the company’s core business and in-line with industry practice will be made on a CASE-BY-CASE basis. The proponent of the resolution must make the case that the benefits of additional disclosure outweigh the costs of producing the report.

In determining our vote on social, workplace, environmental, and other related proposals, we specifically analyze the following factors:

•                  Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

•                  Percentage of sales, assets, and earnings affected;

•                  Degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

•                  Whether the issues presented should be dealt with through government or company-specific action;

•                  Whether the company has already responded in some appropriate manner to the request embodied in a proposal;

•                  Whether the company’s analysis and voting recommendation to shareholders is persuasive;

•                  What its industry peers have done in response to the issue;

•                  Whether the proposal itself is well framed and reasonable;

•                  Whether implementation of the proposal would achieve the objectives sought in the proposal;

•                  Whether the subject of the proposal is best left to the discretion of the board.

In general, Taft-Hartley Advisory Services supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations from top to bottom. In order to be able to intelligently monitor their investments, shareholders often need information that is best provided by the company in which they have invested on behalf of their end beneficiaries. Qualified requests satisfying the aforementioned criteria usually merit support.

Proposals requesting the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society will be evaluated on a CASE-BY-CASE basis. Special attention will be made to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. A high standard will need to be met by proponents requesting specific action like divesture of a business line or operation, legal remuneration, or withdrawal from certain high-risk markets.

I. GENERAL CSR RELATED

Special Policy Review and Shareholder Advisory Committees

These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to: shareholder relations, the environment, occupational health and safety, and executive compensation.

•                  Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

Operations in Protected or Sensitive Areas

Operating in regions protected or established under national or international categorization guidelines, including wildlife refuges, national forests, and IUCN categorized areas expose companies to increased oversight and the potential for associated risk and controversy. While it is important for a company to have the flexibility to operate in these regions to take advantage of strategic placement or growth, additional disclosure could be an important mitigating factor when addressing increased risk and oversight. Restrictions to the company’s operations, damaging public opinion, and costly litigation resulting from failure to comply with the requirements associated with protected or categorized regions could have a significant impact on shareholder value.

•                  Generally support shareholder requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges, unless the company does not currently have operations or plans to develop operations in these protected regions.

Land Use

Many large retail stores and real estate development firms have received criticism over their policies and processes for acquiring and developing land. Often, in such cases, there are organizations that support as well as those that oppose the proposed development.

Many of these requests brought forth by the respective stakeholders raise serious issues that can have a real impact on short-term shareholder value. However in some cases, additional reporting may be duplicative of existing disclosure or may fail to provide added benefit to shareholders commensurate with the associated cost or burden of providing additional information. Some of the companies targeted with this resolution have been subject to recent litigation and/or significant fines stemming from its land use practices or recent community boycotts.

•                  Generally support shareholder resolutions that request better disclosure of detailed information on a company’s policies related to land use or development or compliance with local and national laws and zoning requirements.

International Financial Related

The rise of globalization has put increasing importance on the need for US companies to periodically monitor their business operations abroad. As a means to preserve brand integrity and protect against potentially costly litigation and negative public relations, Taft-Hartley Advisory Services generally supports shareholder proposals which call for a report on the company’s core business policies and procedures of its operations outside the United States.

Many of the resolutions which address a company’s international policies can include: impact of Foreign Direct Investment (FDI) in emerging market economies; corporate safeguards against money laundering; terrorist financing; economic de-stabilization concerns; relationships with international financial institutions (IFIs); and product sales/marketing abroad (i.e., tobacco, pharmaceutical drug pricing).

•                  Generally support proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company’s short and long-term bottom-line.

Affirm Political Non-Partisanship

Employees should not be put in a position where professional standing and goodwill within the corporation could be jeopardized as a result of political beliefs. Responsible employment practices should protect workers from an environment characterized by political indoctrination or intimidation. Corporations should not devote resources to partisan political activities, nor should they compel their employees to contribute to or support particular causes. Moreover, it is wise for a corporation to maintain a politically neutral stance as to avoid potentially embarrassing conflicts of interests that could negatively impact the company’s brand name with consumers.

•      Generally support proposals affirming political non-partisanship within the company.

Political Contributions Reporting & Disclosure

Changes in legislation that governs corporate political giving have, rather than limiting such contributions, increased the complexity of tracking how much money corporations contribute to the political process and where that money ultimately ends up. A company’s involvement in the political process could impact shareholder value if such activities are not properly overseen and managed.

Shareholders have the right to know about corporate political activities, and management’s knowledge that such information can be made publicly available should encourage a company’s lawful and responsible use of political contributions.

Moreover, it is critical that shareholders understand the internal controls that are in place at a company to adequately manage political contributions. Given the significant reputational and financial risk involved in political giving, shareholders should expect management to have the necessary capabilities to monitor and track all monies distributed toward political groups and causes. These internal controls should be fully consistent with Section 404 requirements of the Sarbanes-Oxley Act of 2002.

While political contributions, lobbying and other corporate political activity can benefit the strategic interests of a company, it is important that accountability mechanisms are in place to ensure that monies disbursed in support of political objectives actually generate identifiable returns on shareholder wealth. Such mechanisms serve to insure against the use of shareholder funds in the furtherance of narrow management agendas.

When analyzing the proposals, special consideration will be made if the target company has been the subject of significant controversy stemming from its contributions or political activities, if the company fails to disclose a policy to shareholders that outlines the process by which the company considers its political contributions, or if the company has recently been involved in significant controversy or litigation related to the company’s political contributions or governmental affairs.

•                  Support reporting of political and political action committee (PAC) contributions;

•                  Support establishment of corporate political contributions guidelines and internal reporting provisions or controls;

•                  Vote AGAINST shareholder proposals asking to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Military Sales

Shareholder proposals from church groups and other community organizations ask companies for detailed reports on foreign military sales. These proposals often can be created at reasonable cost to the company and contain no proprietary data. Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision-making.

•                  Generally support reports on foreign military sales and economic conversion of facilities and where such reporting will not disclose sensitive information that could impact the company adversely or increase its legal exposure;

•                  Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

Report on Operations in Sensitive Regions or Countries

Over the past decade, a number of public companies – especially within the extractive sector - have withdrawn from geopolitically sensitive regions as a result of being associated with political controversies involving their host countries (i.e. Myanmar, the Sudan, China, Iran, etc.). Oil and natural gas companies, in particular, continue be the largest investors in many countries involved in human rights abuse and terrorist activities. As such, these companies become targets of consumer boycotts, public relations backlash and even governmental intervention.

•                  Generally support shareholder proposals to adopt labor standards in connection with involvement in a certain market and other potentially sensitive geopolitical regions;

•                  Generally support shareholder proposals seeking a report on operations within a certain market and documentation of costs of continued involvement in a given country or region;

•                  Generally support requests for establishment of a board committee to review and report on the reputational risks and legal compliance with U.S. sanctions as a result of the company’s continued operations in countries associated with terrorist sponsored activities;

•                  Consider shareholder proposals to pull out of a certain market on a CASE-BY-CASE basis considering factors such as overall cost, FDI exposure, level ofdisclosure for investors, magnitude of controversy, and the current business focus of the company.

Adopt a Comprehensive Recycling Policy

A number of companies have received proposals to step-up their recycling efforts, with the goal of reducing the company’s negative impact on the environment and reducing costs over the long-term.

•                  Vote FOR shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

II. CLIMATE CHANGE ~ GLOBAL WARMING

Shareholder proposals addressing environmental and energy concerns have been plentiful in recent years, and generally seek greater disclosure on an issue or seek to improve a company’s environmental practices in order to protect the world’s natural resources. In addition, some proponents cite the negative financial implications for companies with poor environmental practices, including liabilities associated with site clean-ups and lawsuits, as well as arguments that energy efficient products and clean environmental practices are sustainable business practices that will contribute to long-term shareholder value. Shareholders say the majority of independent atmospheric scientists agree that global warming poses a serious problem to the health and welfare of all countries, citing the findings of the Intergovernmental Panel on Climate Change (IPCC), the world’s most authoritative scientific body on the subject. Shareholder proponents argue that companies can report on their greenhouse gas emissions within a few months at reasonable cost.

Kyoto Compliance

The Kyoto Protocol was officially ratified in November 2004 and requires the reduction of greenhouse gas emissions by signatory countries in an effort to lower the global emissions of six key greenhouse gasses and address concerns over climate change. While some Kyoto signatory markets have not yet released the details of their respective regulations for companies, it is clear that there will be some significant financial impact on corporate issuers, especially those that operate in industries profoundly impacted by greenhouse gas emission constraints or regulation. In order to comply with the anticipated standards, companies will have to consider options such as: capital improvement to their facilities to reduce emissions, the cost of “trading” carbon credits on an open market to offset emission overages, or the expense of fines or restrictions resulting from noncompliance.

•                  Taft-Hartley Advisory Services generally supports resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets, unless: 1) The company does not maintain operations in Kyoto signatory markets; or 2) The company already evaluates and substantially discloses such information to shareholders; or, 3) Greenhouse gas emissions do not materially impact the company’s core businesses.

Greenhouse Gas Emissions

Scientists generally agree that gases released by chemical reactions including the burning of fossil fuels contribute to a “greenhouse effect” that traps the planet’s heat. Environmentalists claim that the greenhouse gases produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines.  With notable exceptions, business leaders have described the rise and fall of global temperatures as naturally occurring phenomena and depicted corporate impact on climate change as minimal.

Shareholder proposals asking a company to issue a report to shareholders – at reasonable cost and omitting proprietary information – on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost.

Investment in Renewable Energy

Filers of proposals on renewable energy ask companies to increase their investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy will reduce the negative environmental impact of energy companies. In addition, as supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would even argue essential, long-term business strategy.

•                  Generally support shareholder proposals seeking increased investment in renewable energy sources, taking into account whether the terms of the resolution are realistic or overly restrictive for management to pursue.

•                  Generally vote FOR shareholder proposals calling for a company to commit to reducing its greenhouse gas emissions under a reasonable timeline.

Sustainability Reporting & Planning

The concept of sustainability is commonly understood as meeting the needs of the present generation without compromising the ability of future generations to meet their own needs. Indeed, the term sustainability is complex and poses significant challenges for companies on many levels. Many in the investment community have termed this broader responsibility the “triple bottom line,” referring to the triad of performance goals related to economic prosperity, social responsibility and environmental quality. In essence, the concept requires companies to balance the needs and interests of their various stakeholders while operating in a manner that sustains business growth for the long-term, supports local communities and protects the environment and natural capital for future generations.

Reporting and enhanced disclosure addressing sustainable development is important to companies namely because it offers a formal structure for decision making that helps management teams anticipate and address important global trends that can have serious consequences for business and society.  Shareholders may request general sustainability reports on a specific location (i.e. drilling in ANWR) or operation (i.e. nuclear facility), often requesting that the company detail the environmental, social, legal and other risks and/or potential liabilities of the specific project in question.

A number of companies have begun to report on sustainability issues using established standards in the marketplace. Such reporting focuses on corporate compliance and measurement regarding key economic, environmental, and social performance indicators. Many best practice companies release annual sustainability reports in conjunction to regular annual statement of operations.

•                  Generally support shareholder proposals seeking greater disclosure on the company’s environmental practices, and/or environmental risks and liabilities.

Endorsement of CERES Principles

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees. The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signee to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public.

Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources. In addition, environmentally responsible companies stand to benefit from good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company’s financial well-being. Roughly thirty public companies have voluntarily adopted these principles.

Taft-Hartley Advisory Services supports proposals that improve a company’s public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

•                  Vote FOR requests asking a company to formally adopt the CERES Principles;

•                  Vote FOR adoption of reports to shareholders on environmental issues.

III. WORKPLACE PRACTICES & HUMAN RIGHTS

Equal Employment Opportunity

These proposals generally request that a company establish a policy of reporting to shareholders its progress with equal opportunity and affirmative action programs. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings.

The Equal Opportunities Employment Commission (EEOC) does not release the company’s filings to the public unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be very sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

•                  Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination;

•                  Vote FOR legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance;

•                  Vote FOR non-discrimination in salary, wages, and all benefits.

High-Performance Workplace

High-performance workplace practices emphasize employee training, participation, and feedback. The concept of a high-performance workplace has been endorsed by the U.S. Department of Labor and refers to a workplace that is designed to provide workers with the information, skills, incentives, and responsibility to make decisions essential for innovation, quality improvement and rapid response to changes in the marketplace. These standards embrace a “what is good for the worker is good for the company” philosophy. Studies have shown that improvement in human resources practices is associated with increases in total return to shareholders. High-performance workplace standards proposals can include linking compensation to social measures such as employee training, morale and safety, environmental performance and workplace lawsuits.

•                  Generally support proposals that incorporate high-performance workplace standards.

Non-Discrimination in Retirement Benefits

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan and not based on a seniority formula, they may reduce payouts to long-term employees who are currently vested in plans.

Cash-balance pension conversions have undergone significant congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at several large blue-chip companies. While significant policy reform is unlikely in the short-term, business interests are worried enough that the National Association of Manufacturers and other pro-business lobbies have formed a coalition on Capitol Hill to preserve the essential features of the plans and to overturn a recent IRS ruling.

Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most senior employees. Shareholder resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

•                  Support proposals calling for a non-discrimination policy with regard to retirement benefits and pension management at a company.

Fair Lending Reporting & Compliance

These resolutions call for financial institutions to comply with fair lending laws and statutes while avoiding predatory practices in their sub-prime lending. These predatory practices include: lending to borrowers with inadequate income, who will then default; not reporting on payment performances of borrowers to credit agencies; implying that credit life insurance is necessary to obtain the loan (packing); unnecessarily high fees; refinancing with high additional fees rather than working out a loan that is in arrears (flipping); and high pre-payment fees.

•                  Support proposals calling for full compliance with fair-lending laws;

•                  Support reporting on overall lending policies and data.

MacBride Principles

These resolutions call for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland’s Catholic community faces much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles will stabilize the situation and promote further investment.

•                  Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

Contract Supplier Standards

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health, and other basic labor protections.

We generally support proposals that:

•                  Seek publication of a “Worker Code of Conduct” to be implemented by the company’s foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights;

•                  Request a report summarizing the company’s current practices for enforcement of its Worker Code of Conduct;

•                  Establishes independent monitoring mechanism in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct;

•                  Create incentives to encourage suppliers to raise standards rather than terminate contracts;

•                  Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees;

•                  Request public disclosure of contract supplier reviews on a regular basis;

•                  Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fail to comply with applicable laws protecting employees’ wages and working conditions.

Corporate Conduct & Labor Code of Conduct

Taft-Hartley Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Principles and Rights At Work,” ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities.

•                  Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China);

•                  Support the implementation and reporting on ILO codes of conduct;

•                  Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

IV) CONSUMER HEALTH & PUBLIC SAFETY

Phase-out or Label Products Containing Genetically Engineered Ingredients

Shareholder activists request companies engaged in the development of genetically modified agricultural products (GMOs) to adopt a policy of not marketing or distributing such products until long term safety testing demonstrates that they are not harmful to humans, animals or the environment. Until further long term testing demonstrates that these products are not harmful, companies in the restaurant, prepared foods and packaging industries are being asked to remove genetically altered ingredients from products they manufacture, distribute or sell, and label such products in the interim. Shareholders are asking supermarket companies to do the same for their own private label brands.

•                  Vote FOR shareholder proposals to label products that contain genetically engineered products;

•                  Generally vote AGAINST proposals calling for a full phase out of product lines containing GMO ingredients.

Tobacco-Related Proposals

Shareholders file resolutions annually asking that companies with ties to the tobacco industry account for their marketing and distribution strategies, particularly as they impact smoking by young people. While the specific resolutions for shareholder proponents vary from year to year, activist shareholders consistently make the tobacco industry one of their most prominent targets. Examples of tobacco proposals include: attempting to link executive compensation with teen smoking rates; the placement of company tobacco products in retail outlets; the impact of second hand smoke; and a review of advertising campaigns and their impact on children and minority groups.

•                  Vote FOR shareholder proposals seeking to limit the sale of tobacco products to minors;

•                  Generally vote AGAINST proposals calling for a full phase out of tobacco related product lines.

Reduce Toxic Emissions & Assess Community Impact

Shareholder proposals asking companies to take steps to minimize their emissions of toxic chemicals or release of toxic waster into the environment can vary greatly. Some focus on reporting on the impact of these chemicals on the communities in which the company operates. Still others ask for a review of the company’s efforts to minimize pollution.

•                  Vote FOR shareholder proposals calling on the company to establish a plan reduce toxic emissions.

Nuclear Safety

These resolutions are filed at companies that manage nuclear power facilities or produce components for nuclear reactors to request disclosure on the risks to the company associated with these operations, including physical security and the potential for environmental damage. Current reporting requirements for companies that operate nuclear facilities are managed by the Nuclear Regulatory Commission (NRC) and include detailed reports on safety and security that are available to the public.

•                  Generally support shareholder resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods.

Concentrated Area Feeding Operations (CAFOs)

The level of pollution resulting from CAFOs has drawn increased attention in recent years as certain legal decisions have established the precedent that a company can be held liable for the actions of the contract farms it sources from. Fines and remediation expenses stemming from these cases have been significant and could have a notable impact on the companies’ operations and shareholder value.

•                  Generally support resolutions requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations (CAFOs) unless the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring or if the company does not directly source from CAFOs.

Toxic Chemicals

The use of toxic chemicals in cosmetics, consumables, and household products has become a growing issue of concern for shareholders as international regulations on this topic continue to expand, providing increased scrutiny over potentially toxic materials or compounds used or emitted in the conduct of operations or as an ingredient in consumer goods. Shareholders must recognize the impact that changing regulation and consumer expectations could have on shareholder value and should encourage companies to disclose their policies regarding the use or emission of toxic chemicals. Specific considerations should be made for a company’s geographic markets and the appearance of historical difficulties with controversy, fines, or litigation, requests for disclosure on the potential financial and legal risk associated with toxic chemicals.

•                  Generally support resolutions requesting that a company discloses its policies related to toxic chemicals;

•                  Generally support shareholder resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals;

Drug Reimportation

One of the most visible aspects of the legal and political debate over rising health care costs in the United States can be seen through prescription drug reimportation through Canada. While U.S. and Canadian regulations limit reimportation, several states have taken steps to encourage employees to actively seek less expensive medications through reimportation.

Shareholder action at major pharmaceutical companies has requested increased disclosure of the financial and legal risks associated with company policies, or called on companies to change distribution limits to increase product availability in Canada, thereby encouraging product reimportation to the United States. The level of public concern over this issue and associated impact that a poorly developed policy could have on the companies suggest that additional disclosure of company policies related to reimportation could be beneficial to shareholders and generally merits support.

•                  Generally support shareholder proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation, unless such information is already publicly disclosed.

•                  Generally support shareholder proposals requesting that companies adopt specific policies to encourage or not constrain prescription drug reimportation.

Drug Pricing

Pharmaceutical drug pricing, both within the United States and internationally, has raised many questions of the companies that are responsible for creating and marketing these treatments. Shareholder proponents, activists and even some legislators have called upon drug companies to restrain pricing of prescription drugs.

The high cost of prescription drugs is a vital issue for senior citizens across the country. Seniors have the greatest need for prescription drugs, accounting for about one-third of all prescription drug sales, but they often live on fixed incomes and are underinsured. Today about 20 million elderly people have little or no drug coverage in the U.S. In addition, the uninsured and underinsured pay substantially more for drugs than manufacturers favored customers such as HMOs and Federal agencies.

Proponents note that efforts to reign-in pharmaceutical costs will not negatively impact research and development (R&D) costs and that retail drug prices are consistently higher in the U.S. than in other industrialized nations. Pharmaceutical companies often respond that adopting a formal drug pricing policy could put the company at a competitive disadvantage.

Against the backdrop of the AIDS crisis in Africa, many shareholders have called on companies to address the issue of affordable drugs for the treatment of AIDS, as well as TB and Malaria throughout the developing world. When analyzing such resolutions, consideration should be made of the strategic implications of pricing policies in the market.

•          Proposals asking a company to implement price restraints on its pharmaceutical products will be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

•                 Whether the proposal focuses on a specific drug and region;

•                 Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness;

•                 The extent that reduced prices can be offset through the company’s marketing expenditures without significantly impacting R&D spending;

•                 Whether the company already limits price increases of its products;

•                 Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries;

•                 The extent to which peer companies implement price restraints.

•                 Generally support proposals requesting that companies implement specific price restraints for its pharmaceutical products in developing markets or targeting certain population groups.

•                 Generally support proposals requesting that the company evaluate their global product pricing strategy, considering the existing level of disclosure on pricing policies, any deviation from established industry pricing norms, and the company’s existing philanthropic initiatives.

•                 Vote FOR shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, TB and Malaria drugs to citizens in the developing world.

EXHIBIT D

Proxy Override Request Form

Company:

Date of Proxy:	Date of Meeting:

Person Requesting Override:

Is the Company or one of its affiliates (e.g, a pension plan or significant shareholder) a client or actively solicited prospective

client of World?  ☐ No   ☐ Yes (identify)

Other Potential Conflicts:

Did anyone contact World to change its vote?  ☐ No   ☐ Yes (identify and explain)

Override vote for:	☐ All client accounts holding a Company proxy, or
☐ Specific accounts (identify):

Please override ISS’s recommendation and vote the following resolutions as indicated:  (Attach additional sheets of paper if more space is needed.)

RESOLUTION TO ELECT DIRECTORS

Name:	☐	For	☐	Against	☐	Abstain
Name:	☐	For	☐	Against	☐	Abstain
Name:	☐	For	☐	Against	☐	Abstain
Name:	☐	For	☐	Against	☐	Abstain
Name:	☐	For	☐	Against	☐	Abstain

Rationale:

Approval:	Date:

RESOLUTION NO	:	☐	For	☐	Against	☐	Abstain

Description:

Rationale:

Approval:	Date:

Note: Attach a record of all oral, and a copy of all written, communications received and memoranda or similar documents created that were material to making a decision on the resolution in question.

APPENDIX D

Kobren Insight Management, Inc. (“KIM”)

Proxy Voting Policies and Procedures

I.      Introduction

Unless otherwise specifically agreed to by us in writing, we are not responsible for voting any proxies related to securities which we manage on behalf of our clients. Notwithstanding the foregoing, we are responsible for voting proxies related to securities held by certain mutual funds for which we serve as the investment adviser. All references in these Proxy Voting Policies and Procedures to us voting proxies of our clients are limited solely to those clients for which we have agreed in writing to so vote such proxies.

Currently, we are responsible for voting proxies only for certain clients that invest in shares of investment companies (e.g., mutual funds and closed-end funds). These Proxy Voting Policies and Procedures are tailored for this purpose, and do not contain guidelines for voting proxies applicable to public operating companies. We will revise these Proxy Voting Policies and Procedures if we in the future accept responsibility for voting proxies applicable to public operating companies.

Our authority to vote the proxies of certain of our clients is established by our advisory contracts or comparable documents, and these Proxy Voting Policies and Procedures have been tailored to reflect these specific contractual obligations. In addition to requirements of the Securities and Exchange Commission (“SEC”) governing advisers, our proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts set forth in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

II.    Statements of policies and procedures

A.    Policy Statement. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a fund soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, we generally vote proxies in accordance with management’s recommendations. This reflects a basic investment criteria that good management is shareholder focused. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote. For this reason, consistent with our fiduciary duty to ensure that proxies are voted in the best interest of our clients, we may from time to time vote proxies against management’s recommendations, in accordance with the guidelines set forth in Part III of these Proxy Voting Policies and Procedures.

B.    Conflicts of Interest. We review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”). We perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, it shall promptly report the matter to Mr. Eric Kobren. Mr. Kobren shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, Mr. Kobren may resolve a potential conflict in any of the following manners:

1.     If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined policies and guidelines; provided that such pre-determined policy involves little discretion on our part;

2.     We may disclose the potential conflict to our clients and obtain the consent of a majority in interest of our clients before voting in the manner approved by a majority in interest of our clients;

3.     We may engage an independent third-party to determine how the proxy should be voted; or

4.     We may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

C.    Limitations on Our Responsibilities

1.     No Responsibility. Unless otherwise specifically agreed to by us in writing, we are not responsible for voting any proxies related to securities which we manage on behalf of our clients. Our policy for not accepting responsibility for voting proxies is described in our Form ADV, which is initially provided to our clients and which we annually offer to be delivered to our clients. Notwithstanding the foregoing, we are responsible for voting proxies related to securities held by certain mutual funds and other clients for which we serve as the investment adviser. All references in these Proxy Voting Policies and Procedures to us voting proxies of our clients are limited solely to those clients for which we have agreed in writing to so vote such proxies.

2.     Limited Value. We may abstain from voting a client proxy if we conclude that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

3.     Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we  weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

4.     Special Client Considerations.

a.     Mutual Funds. We vote proxies of our mutual fund clients subject to the funds’ applicable investment restrictions.

b.     ERISA Accounts. With respect our ERISA clients for whom we have accepted responsibility for proxy voting, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

5.     Client Direction. Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients with respect to which we have accepted proxy voting responsibility in writing. A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. We will follow such written direction for proxies received after our receipt of such written direction.

D.    Disclosure. A client for which we are responsible for voting proxies may obtain information from us regarding how we voted the client’s proxies. Clients should contact their account manager to make such a request.

E.     Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, these Proxy Voting Policies and Procedures may be changed by us from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

F.     Delegation. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

G.    Maintenance of Records. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC’s EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.

III.   FUND PROXY ISSUES

The following sets forth certain significant proxy voting proposals and our general guidelines for voting these proposals in a particular manner. As noted in Part II of these Proxy Voting Policies and Procedures, we generally vote proxies in a manner intended to support the ability of management of a fund soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, we generally vote proxies in accordance with management’s recommendations. Nevertheless, our actual voting decisions are made on a case-by-case basis depending on the particular facts and circumstances of each proxy vote.

A.    Election of Directors or Trustees. We generally favor the election of directors and trustees of mutual funds in the frequency required by the Investment Company Act of 1940, and we are opposed to staggered election systems for the following reasons: election of directors/trustees based upon classes or staggered terms tends to entrench present management; staggered terms for directors/trustees tend to make the fund and management less responsive to shareholders’ interests; and staggered terms might be deemed an anti-takeover measure and, therefore, they may potentially diminish the value of a shareholder’s investment with respect to closed-end funds.

We generally favor independent directors/trustees and independent members of nominating, compensation and audit committees because independence is necessary for the effective functioning of the board and its committees.

We may consider the following factors when voting on election of directors or trustees of a mutual fund: board structure, director independence and qualifications, and compensation within the fund and the family of funds; and attendance at board and committee meetings.

B.    Converting Closed-end Fund to Open-end Fund. We are generally opposed to proposals not supported by a majority of a fund’s independent directors/trustees to consider a proposal to convert a closed-end fund to an open-end fund. We may consider the following factors when considering a proposal to convert a closed-end fund to an open-end fund:  past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; past shareholder activism; board activity; and votes on related proposals.

C.    Proxy Contests. We may consider the following factors related to a proxy contest:  past performance; the market in which the fund invests; measures taken by the board to address past shareholder activism; board activity; and votes on related proposals.

D.    Investment Advisory Agreements. We generally favor proposals related to the approval of an investment advisory agreement that are supported by a majority of the Fund’s independent directors/trustees. We may consider the following factors related to approval of an investment advisory agreement:  proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

E.     Preferred Stock Proposals. We generally favor proposals considering a preferred stock offering. We may consider the following factors when considering a preferred stock proposal: stated specific financing purpose and other reasons management provides for possible dilution of common shares.

F.     1940 Act Policies. Funds often seek approval to change or adjust their policies based on the investment parameters established under the Investment Company of 1940 Act to allow fund management to take advantage of a greater range of investment tools. We generally favor these types of proposed changes that are recommended by a majority of the fund’s independent directors/trustees. In evaluating this type of proposal, we consider the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with current SEC interpretations. We may also consider the following additional factors:  potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

G.    Changing a Fundamental Restriction to a Nonfundamental Restriction. We generally favor proposals changing a fundamental restriction to a non-fundamental restriction to the extent that it decreases unnecessary compliance burdens and is expected to have little impact in the manner in which the fund’s portfolio is managed. We may consider the following when evaluating a proposal to change a fundamental restriction to a nonfundamental restriction:  the fund’s target investments; reasons given by the fund for the change; and the projected impact of the change on the portfolio.

H.    Distribution Agreements. We support proposals regarding distribution arrangements to the extent that such proposals are recommended by a majority of the fund’s independent directors/trustees. We may consider the following when evaluating a proposal to approve a distribution agreement:  fees charged to comparably sized funds with similar objectives; proposed distributor’s reputation and past performance; and competitiveness of fund in the industry. To the extent that we (or our affiliates) receive distribution fees from the fund, we follow of conflict of interest policies set forth in Part II of these Proxy Voting Policies and Procedures.

I.      Names Rule Proposals. We generally oppose proposals to change a fund’s name to the extent that such proposal may materially affect the manner in which the fund’s portfolio is managed. We may consider the following when evaluating whether a proposal to change a fund’s name:  the political and economic changes in the target market; current asset composition; and consolidation in the fund’s target market

J.     Disposition of Assets/Termination/Liquidation. We generally favor proposals to dispose of fund assets, terminate or liquidate a fund that are recommended by a majority of the fund’s independent directors/trustees. We may consider the following when evaluating a proposal to dispose of fund assets, terminate, or liquidate the fund: strategies employed to salvage the fund; the fund’s past performance; and the terms of the liquidation.

K.    Changes to Charter Documents. We generally favor proposals to change a fund’s charter documents that are recommended by a majority of the fund’s independent directors/trustees. We may consider the following when evaluating proposals to change a fund’s charter documents:  degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

L.    Changing the Domicile of a Fund. We generally favor proposals to change the domicile of a fund that are recommended by a majority of the fund’s independent directors/trustees. We may consider the following when evaluating a proposal to change the domicile of a fund:  regulators of both states; required fundamental policies of both states; and the increased flexibility available.

M.   Change in Fund’s Subclassification. We generally favor proposals to change a fund’s 1940 Act subclassification as diversified or non-diversified if such a proposal is recommended by a majority of the fund’s independent directors/trustees. We may  consider the following when evaluating a change in a fund’s 1940 Act subclassification as diversified or nondiversified:  potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

N.    Certain Fund Clients. The following procedures shall apply if our client is a registered investment company (or series thereof) (“Fund Client”) that invests its assets in either (a) a master fund in accordance with the requirements of Section 12(d)(1)(E) of the Investment Company Act of 1940 or (b) other registered investment companies (or series thereof) (“underlying funds”) in accordance with the requirements of Section 12(d)(1)(F) of the Investment Company Act of 1940:

Whenever the Fund Client is requested to vote on any proposals submitted to interestholders of its master fund or shareholders of its underlying funds, either (i) the Fund Client shall seek instructions from its shareholders (either by holding a shareholder meeting or by obtaining a written consent) to consider such proposals or (ii) we shall vote the Fund Client’s interest in the master fund or shares of the underlying fund, as applicable, in the same proportion as the vote of all other interestholders of such master fund or shareholders of such underlying fund, as applicable. In the case of clause (i), the Fund Client shall cast all of its votes with respect to a proposal in proportion to the votes actually received by the Fund Client from its shareholders with respect to such proposal. Further in the case of clause (i), shares of the Fund Client for which the Fund Client has not received voting instructions from its shareholders with respect to a proposal shall be disregarded by the Fund Client for these purposes so that the Fund Client shall cast all of its votes with respect to the proposal.

Version:  May 1, 2003

APPENDIX E

DELPHI MANAGEMENT, INC.

PROCEDURES FOR VOTING PROXIES

Proxy Voting Policies

The Manager shall apply the following policies in voting all proxies appurtenant to shares of corporate stock.

The Manager shall vote “for” the following proposal of management:

1.     Proposals to authorize a stock option plan, so long as such plan does not (i) permit option exercise prices of less than 85% of the market price on the date of grant or (ii) authorize the issuance of options to purchase more than 10% of outstanding common stock.

2.     Proposals to amend an existing stock option plan to enable option holders to pay all or part of the option exercise price by surrendering shares of the company’s stock.

3.     Proposals to authorize other employee benefit plans.

4.     Proposals with respect to the election of directors, ratification of auditors, increasing the number of authorized shares of capital stock, increasing the amount of funded debt, stock splits and stock dividends, changing the number of directors, staggering the terms of directors, eliminating pre-emptive rights, and amending the company’s charter to implement applicable state law limiting directors liability and/or amending its provisions concerning indemnification.

The Manager shall vote “for all other items proposed by management unless the Manager determines that such vote would not be in the best interest of plan participants and beneficiaries.

The Manager shall vote “against” the following proposals of management:

1.     Proposals to amend the company’s charter to adopt super-majority voting provisions, “blank-check” preferred stock and/or poison pill provisions, provisions authorizing two classes of shares with different voting rights, “fair price” amendments (except those that consider only a two year price takeover measures), or other anti-takeover provisions, or proposals to amend the company’s charter to eliminate or limit shareholder rights (e.g., action by written consent, ability to call meetings or remove directors) or to reincorporation in another state when accompanied by anti-takeover proposals.

2.     Proposals to authorize loans to officers.

3.     Proposals to authorize “golden parachute” severance benefits.

4.     Proposals by shareholders to limit compensation, pension benefits or other employee benefits.

II.    Shareholder Proposals

The Manager shall vote on items proposed by shareholders in accordance with management’s recommendations unless the Manager determines that such vote would not be in the best interests of the plan participants and beneficiaries.

III.   Maintenance of Records

The Manager shall maintain a record of the voting of each proxy and the decision made on each management and/or shareholder proposal included therein.

May 1, 2003

PART C: OTHER INFORMATION

ITEM 23.  EXHIBITS

(a)(1) Certificate of Trust (Incorporated by reference to the Registrant’s Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission (“SEC”) on November 5, 1998).

(a)(2) Trust Instrument (Incorporated by reference to the Registrant’s Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission (“SEC”) on November 5, 1998).

(a)(3) Amendment No. 1 to the Trust Instrument (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed with the SEC on October 12, 2000).

(a)(4) Amendment No. 2 to the Trust Instrument (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed with the SEC on September 25, 2001).

(a)(5) Amendment No. 3 to the Trust Instrument (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A filed with the SEC on September 8, 2003).

(b)(1) By-laws (Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed with the SEC on January 28, 1999).

(b)(2) Amendment No. 1 to the By-laws (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed with the SEC on October 12, 2000).

(b)(3) Amendment No. 2 to the By-laws (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed with the SEC on September 25, 2001).

(b)(4) Amendment No. 3 to the By-laws (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A filed with the SEC on September 8, 2003).

(c) Certificates for Shares will not be issued. Articles II, VII, IX and X of the Trust Instrument, as amended, previously filed under exhibit (a), define the rights of holders of Shares.

(c)(1) Electronic Delivery Consent (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed with the SEC on December 22, 2000).

(d)(1) Third Amended and Restated Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to the E*TRADE S&P 500 Index Fund, E*TRADE International Index Fund, E*TRADE Russell 2000 Index Fund, E*TRADE Technology Index Fund, E*TRADE Kobren Growth Fund and E*TRADE Delphi Value Fund dated November 20, 2006 (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed with the SEC on November 17, 2006).

(d)(2) Amended Investment Sub-Advisory Agreement among the Registrant, E*TRADE Asset Management, Inc. and World Asset Management, Inc. dated December 31, 2006 with respect to the E*TRADE S&P 500 Index Fund, E*TRADE International Index Fund, E*TRADE Russell 2000 Index Fund, and the E*TRADE Technology Index Fund (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed with the SEC on April 30, 2007).

(d)(3) Investment Sub-Advisory Agreement among the Registrant, E*TRADE Asset Management, Inc. and Kobren Insight Management, Inc., with respect to E*TRADE Kobren Growth Fund dated November 20, 2006 (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed with the SEC on November 17, 2006).

(d)(4) Investment Sub-Advisory Agreement among the Registrant, E*TRADE Asset Management, Inc. and Delphi Management, Inc., with respect to E*TRADE Delphi Value Fund dated November 20, 2006 (Incorporated by reference to the Registrant’s Post- Effective Amendment No. 55 to the Registration Statement on Form N-1A filed with the SEC on November 17, 2006).

(e) Fifth Amended and Restated Underwriting Agreement between the Registrant and E*TRADE Securities LLC with respect to each series of the Registrant dated November 20, 2006 (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed with the SEC on November 17, 2006).

(f) Bonus or Profit Sharing Contracts (Not applicable).

(g)(1) Custodian Services Agreement between the Registrant and PFPC Trust Company with respect to each series of the Registrant dated November 20, 2006 (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed with the SEC on April 30, 2007).

(g)(2) Foreign Custody Manager Agreement between the Registrant and PFPC Trust Company with respect to each series of the Registrant dated November 20, 2006  (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed with the SEC on April 30, 2007).

(h)(1) Fifth Amended and Restated Administrative Services Agreement between the Registrant and E*TRADE Asset Management, Inc. with respect to each series of the Registrant dated November 20, 2006 (Incorporated by reference to the Registrant’s Post-

Effective Amendment No. 55 to the Registration Statement on Form N-1A filed with the SEC on November 17, 2006).

(h)(2) Sub-Administration and Accounting Services Agreement among the Registrant, E*TRADE Asset Management, Inc. and PFPC Inc. with respect to each series of the Registrant dated November 20, 2006 (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed with the SEC on April 30, 2007).

(h)(3) Ninth Amended and Restated Expense Limitation Agreement between the Registrant and E*TRADE Asset Management, Inc., with respect to each series of the Registrant (Filed herewith).

(h)(4) Shareholder Services Agreement between E*TRADE Asset Management, Inc., and the Registrant with respect to the series of the Trust 2006 (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed with the SEC on April 30, 2007).

(h)(5)(i) Amended and Restated Transfer Agency Services Agreement dated November 20, 2006 between PFPC Inc. and Registrant (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed with the SEC on April 30, 2007).

(h)(6)(i) State Securities Compliance Services Agreement between the Registrant and PFPC Inc. with respect to S&P 500 Index Fund, E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund, E*TRADE Technology Index Fund, E*TRADE International Index Fund and E*TRADE E-Commerce Index Fund (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed with the SEC on April 30, 2007).

(h)(6)(ii) Amended Exhibit A to the State Securities Compliance Services Agreement between the Registrant and PFPC Inc. with respect to each series of the Registrant (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed with the SEC on April 30, 2007).

(h)(6)(iii) Amendment to the State Securities Services Agreement between the Registrant and PFPC Inc. with respect to each series of the Registrant (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed with the SEC on April 30, 2007).

(i) (1) Opinion and Consent of Counsel (Filed herewith).

(i)(2) Tax opinion regarding tax-free nature of reorganization of Kobren Insight Funds dated November 17, 2006 (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed with the SEC on April 30, 2007).

(j) Consent of Independent Publicly Registered Accounting Firm (Filed herewith).

(j)(2) Power of Attorney (Filed herewith).

(k) Omitted Financial Statements (Not applicable).

(l) Form of Subscription Purchase between E*TRADE Asset Management, Inc. and the Registrant (Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed with the SEC on January 28, 1999).

(m) Rule 12b-1 Plan for E*TRADE Delphi Value Fund (Incorporated by reference to the Registrant’s Registration Statement on Form N-14 filed with the SEC on September 1, 2006).

 (n)(i) Second Amended and Restated Multiple Class Plan pursuant to Rule 18f-3. (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A filed with the SEC on September 8, 2003).

(n)(ii) Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 for E*TRADE Delphi Value Fund (Filed herewith).

(o) Reserved.

(p)(1) Code of Ethics dated February 22, 2006 of the Registrant. (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A filed with the SEC on April 28, 2006).

(p)(2) Personal Trading Code of Ethics of E*TRADE Asset Management, Inc. as amended dated June 29, 2007 (Filed herewith).

(p)(3) Form of Personal Trading Code of Ethics of E*TRADE Securities, Inc. (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed with the SEC on March 27, 2000).

(p)(4) Code of Ethics of World Asset Management, Inc. (Filed herewith).

(p)(5) Code of Ethics of Kobren Insight Management, Inc. (Filed herewith).

(p)(6) Code of Ethics of Delphi Management, Inc. (Filed herewith).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

NONE

ITEM 25.  INDEMNIFICATION

Reference is made to Article X of the Registrant’s Trust Instrument.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange

Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

E*TRADE Asset Management, Inc. (the “Investment Adviser”) is a Delaware corporation that offers investment advisory services. The Investment Adviser’s offices are located at 4500 Bohannon Drive, Menlo Park, CA 94025. The directors and officers of the Investment Adviser and their business and other connections are as follows:

NAME	POSITION	OTHER BUSINESS CONNECTIONS

Michael Curcio	President and Director	Trustee of Registrant; Managing Director, Americas, E*TRADE Financial Corporation

Naveen Agarwal	Director	Senior Vice President, Advice and Wealth Management, E*TRADE Financial Corporation

Matthew Audette	Treasurer, Vice President and Chief Financial Officer	Treasurer of the Registrant

Elizabeth Gottfried	Vice President/ Director	President of Registrant

Eric Kobren	Vice President	President of Kobren Insight Management, Inc.

Eric Godes	Vice President	Chief Operating Officer of Kobren Insight Management, Inc., Vice President of Registrant

Dilia Caballero	Secretary	Secretary of Registrant

Timothy Williams	Chief Compliance Officer	Chief Compliance Officer of Registrant, Senior Director, Asset Management, E*TRADE Financial Corporation

INVESTMENT SUB-ADVISER. World Asset Management, Inc. serves as sub-adviser for the Technology Index Fund, S&P 500 Index Fund, Russell 2000 Index Fund and the International Index Fund, under the supervision of E*TRADE Asset Management, Inc.  For information as to its business, profession, vocation or employment of a substantial nature, reference is made to Form ADV filed by World Asset Management, Inc. under the Investment Advisers Act of 1940, as amended (“Advisers Act”) (SEC File No. 801-67327).

INVESTMENT SUB-ADVISER.  Kobren Insight Management, Inc. serves as sub-adviser to the E*TRADE Kobren Growth Fund, under the supervision of E*TRADE Asset Management, Inc.  The principal business address for Kobren Insight Management, Inc. is 20 William Street, Wellesley Hills, Massachusetts 02481.  For information as to its business, profession, vocation or employment of a substantial nature, reference is made to Form ADV filed by Kobren Insight Management, Inc. under the Advisers Act (SEC File No. 801-30125).

INVESTMENT SUB-ADVISER.  Delphi Management, Inc. serves as sub-adviser for E*TRADE Delphi Value Fund, under the supervision of E*TRADE Asset Management, Inc.  The principal business address for Delphi Management, Inc. is 50 Rowes Wharf, Boston, Massachusetts 02110.  For information as to its business, profession, vocation or employment of a substantial nature, reference is made to Form ADV filed by Delphi Management, Inc. under the Advisers Act (SEC File No. 801-18367).

ITEM 27. PRINCIPAL UNDERWRITERS

(a) E*TRADE Securities LLC (“Distributor”) serves as Distributor of shares of the series of the Trust. The Distributor is a wholly owned subsidiary of E*TRADE FINANCIAL Corporation.

(b) The officers and directors of E*TRADE Securities LLC are:

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

R. Jarrett Lilien	Director, Chief Executive Officer	None

Michael Curcio	President and Chief Operating Officer	Trustee

Robert Burrow	Chief Compliance Officer	None

Shane Mulron	Director, Chief Financial Officer	None

Edward Fahey	Certified Registered Options Principal	None

David Gompert	Senior Registered Options Principal	None

Lori Sher	Secretary	None

*  The business address of Messrs. Lilien and Curcio is 135 E. 57th Street, New York, NY 10022; of Mr. Mulron is 905 Highland Point Drive, Roseville, CA 95678; and of Ms. Sher is 671 N Glebe Road, Arlington, VA.

(c) Not applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained in the physical possession of:

(1) E*TRADE Asset Management, Inc., the Registrant’s investment adviser, is located at 4500 Bohannon Drive, Menlo Park, CA 94025;

(2) PFPC Trust Company, the Registrant’s custodian, is located at 400 Bellevue Parkway, Wilmington, DE 19809.  PFPC Inc., the Registrant’s fund accounting agent and fund services agent, is located at 4400 Computer Drive, Westborough, MA 01581;

(3) PFPC Inc., the Registrant’s transfer agent and dividend disbursing agent, is located at 4400 Computer Drive, Westborough, MA 01581;

(4) World Asset Management, Inc., sub-adviser with respect to the E*TRADE Technology Index Fund, E*TRADE S&P 500 Index Fund, E*TRADE Russell 2000 Index Fund, and the E*TRADE International Index Fund, is located at 255 East Brown Street, Birmingham, Michigan 48009;

(5) Kobren Insight Management, Inc., sub-adviser with respect to the E*TRADE Kobren Growth Fund, is located at 20 William Street, Wellesley Hills, Massachusetts 02481-9513;

(6) Delphi Management, Inc., sub-adviser with respect to the E*TRADE Delphi Value Fund, is located at 50 Rowes Wharf, Boston, Massachusetts 02114.

ITEM 30.  UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, E*TRADE Funds, certifies that it meets all of the requirements for the effectiveness of this post-effective amendment to its Registration Statement under rule 485(b) under the Securities Act and has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Menlo Park, California on the 29th day of April, 2008.

E*TRADE FUNDS (Registrant)

By:	/s/ Elizabeth Gottfried
Name: Elizabeth Gottfried
Title: President

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Elizabeth Gottfried	President (Principal Executive	April 29, 2008
Elizabeth Gottfried	Officer)

/s/ Matthew Audette	Vice President and Treasurer	April 29, 2008
Matthew Audette	(Principal Financial and
Accounting Officer)

/s/ Cheryl A. Burgermeister*	Trustee	April 29, 2008
Cheryl A. Burgermeister

/s/ Steven Grenadier*	Trustee	April 29, 2008
Steven Grenadier

/s/ Arthur Dubroff*	Trustee	April 29, 2008
Arthur Dubroff

/s/ George Rebhan*	Trustee	April 29, 2008
George Rebhan

/s/ Michael Curcio*	Trustee	April 29, 2008
Michael Curcio

* By:	/s/ Elizabeth Gottfried
Elizabeth Gottfried
Attorney-in-fact

*  Elizabeth Gottfried signs this document pursuant to Powers of Attorney filed herewith.

EXHIBIT INDEX

(h)(3) Ninth Amended and Restated Expense Limitation Agreement between the Registrant and E*TRADE Asset Management, Inc.

(i)(1) Opinion and consent of legal counsel

(j) Consent of Independent Publicly Registered Accounting Firm

(j)(2) Power of Attorney

(n) (ii) Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 for E*TRADE Delphi Value Fund

(p)(2) Personal Trading Code of Ethics of E*TRADE Asset Management, Inc. as amended dated June 29, 2007

(p)(4) Code of Ethics of World Asset Management, Inc.

(p)(5) Code of Ethics of Kobren Insight Management, Inc.

(p)(6) Code of Ethics of Delphi Management, Inc.